UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PCTEL, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☐	Fee paid previously with preliminary materials

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY-SUBJECT TO COMPLETION-DATED OCTOBER 30, 2023

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [     ]

[     ], 2023

Dear Fellow Stockholders:

You are cordially invited to attend a special meeting of stockholders (such meeting, including any adjournment or postponement thereof, the “Special Meeting”) of PCTEL, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held on [   ] at [   ], Central Time (unless the Special Meeting is adjourned or postponed). The Special Meeting will be completely virtual. You will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/PCTI2023SM and using the 16-digit control number included in the proxy materials. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present or represented by proxy at the Special Meeting.

As previously announced, on October 13, 2023, the Company entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”) with Amphenol Corporation, a Delaware corporation (“Parent”), and Hilltop Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for, subject to the satisfaction or waiver (to the extent permitted by law) of specified conditions, the acquisition of the Company by Parent at a price of $7.00, without interest, per share of common stock, par value $0.001 per share, of the Company (the “Common Stock”), issued and outstanding. Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “surviving corporation”). If the Merger is consummated, you will be entitled to receive an amount in cash equal to $7.00, without interest and subject to any required withholding taxes, in exchange for each share of Common Stock you own at the effective time of the Merger (unless you have properly and validly exercised and have not lost and do not withdraw your appraisal rights under Section 262 of the General Corporation Law of the State of Delaware).

The board of directors of the Company (the “Board”) has reviewed and considered the terms and conditions of the merger agreement, the Merger and the other transactions contemplated by the merger agreement. The Board (i) determined that the merger agreement, the Merger and the other transactions contemplated by the merger agreement are in the best interests of the Company and the Company’s stockholders, (ii) approved, adopted and declared advisable the merger agreement and the execution, delivery and performance thereof by the Company and, subject to receiving the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, the consummation by the Company of the Merger and the other transactions contemplated by the merger agreement, (iii) directed that the adoption of the merger agreement be submitted to a vote of the Company’s stockholders at the Special Meeting and (iv) resolved to recommend adoption of the merger agreement by the Company’s stockholders in accordance with the applicable provisions of the laws of the State of Delaware at the Special Meeting on the terms and subject to the conditions set forth in the merger agreement.

At the Special Meeting, you will be asked to consider and vote on (i) a proposal to adopt the merger agreement (the “Merger Proposal”), (ii) a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the Merger (the “Advisory Compensation Proposal”) and (iii) a proposal to approve the adjournment of the Special Meeting from time to time, if deemed by the Board or any designee thereof necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the Special Meeting or any adjournment or postponement thereof to adopt the merger agreement (the “Adjournment Proposal”). The Board recommends you vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

The proxy statement accompanying this letter provides you with more specific information concerning the Special Meeting, the merger agreement, the Merger and the other transactions contemplated by the merger agreement. The proxy statement also describes the actions and determinations of the Board in connection with its evaluation of the merger agreement and the Merger. We encourage you to carefully read the accompanying proxy statement and the copy of the merger agreement attached as Annex A thereto, as they contain important information about, among other things, the Merger and how it affects you.

Your vote is important regardless of the number of shares of Common Stock that you own. We cannot complete the Merger unless the Merger Proposal is approved by the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. To ensure that your shares are represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting via live audiocast, please follow the voting instructions provided on the enclosed proxy card to submit your vote.

After reading the accompanying proxy statement, please authorize a proxy to vote your shares of Common Stock by completing, signing and returning your proxy card, grant your proxy electronically over the Internet or telephonically as described in the accompanying proxy statement or vote your shares by attending and voting at the Special Meeting. Instructions regarding the methods of authorizing your proxy are detailed in the section of the accompanying proxy statement titled “The Special Meeting—Proxies and Revocations”. If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold Common Stock through an account with a bank, broker, or other nominee, please follow the instructions you receive from them to vote your shares of Common Stock. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you have any questions or need assistance voting, please contact our proxy solicitor:

Morrow Sodali, LLC

430 Park Avenue, 14th Floor

New York, NY 10022

Call: (800) 662-5200

Email: PCTI@info.morrowsodali.com

On behalf of the Board, thank you for your continued support.

Sincerely,

David A. Neumann Chief Executive Officer

Bloomingdale, IL

[     ], 2023

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The proxy statement is dated [     ], 2023, and is being mailed to stockholders on or about [     ], 2023.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

PCTEL, INC.

TO BE HELD ON [    ]

To the Stockholders of PCTEL, Inc.:

NOTICE IS HEREBY GIVEN of a special meeting of stockholders (the “Special Meeting”) of PCTEL, Inc. (the “Company,” “we” or “our”), which will be held virtually via live audiocast at www.virtualshareholdermeeting.com/PCTI2023SM on [   ], for the following purposes:

•

To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 13, 2023, as it may be amended from time to time (as so amended from time to time, the “merger agreement”), by and among the Company, Amphenol Corporation, a Delaware corporation (“Parent”), and Hilltop Merger Sub, Inc., a Delaware corporation (“Merger Sub”), pursuant to which Merger Sub will merge (the “Merger”) with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger Proposal”);

•

To consider and vote on a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the Merger (the “Advisory Compensation Proposal”); and

•

To consider and vote upon a proposal to approve any adjournment of the Special Meeting from time to time, if deemed by the Board or any designee thereof necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the Special Meeting or any adjournment or postponement thereof to adopt the merger agreement (the “Adjournment Proposal”).

The Special Meeting will be completely virtual. You will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/PCTI2023SM and using the 16-digit control number included in the proxy materials. Our Board of Directors (the “Board”) has fixed the close of business on [     ], 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof (the “Record Date”). Each share of the common stock, par value $0.001 per share, of the Company (the “Common Stock”), issued and outstanding on the Record Date is entitled to one vote on all matters presented at the Special Meeting and any adjournment or postponement thereof.

Our Board of Directors has determined that consummation of the Merger on the terms and conditions of the merger agreement is in the best interests of the Company and our stockholders and has approved, adopted and declared advisable the Merger on the terms and conditions of the merger agreement.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL, “FOR” THE ADVISORY COMPENSATION PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

The Merger Proposal must be approved by the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Common Stock entitled to vote thereon. Assuming a quorum is present, if you fail to authorize a proxy to vote your shares of Common Stock or vote at the Special Meeting, fail to instruct your bank, broker or other nominee on how to vote, or abstain from the Merger Proposal, it will have the same effect as a vote against the Merger Proposal. Accordingly, your vote is very important regardless of the number of shares of Common Stock that you own. Whether or not you plan to attend the Special Meeting, we request that you vote your shares of Common Stock. If you attend the Special Meeting and you are a Company stockholder of record at the close of business on the Record Date, you may continue to have your shares of Common Stock voted as instructed in your proxy, or you may vote your shares of Common Stock at the Special Meeting, which will have the effect of withdrawing any previously delivered proxy. If you fail to authorize a proxy to vote your shares of Common Stock or vote at the Special Meeting, or fail to instruct your bank, broker or other nominee on how to vote, the effect will be that the shares of Common Stock that you own will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal.

The approval of the Advisory Compensation Proposal and the Adjournment Proposal each require the affirmative vote (in person or by proxy) of the holders of a majority of shares having voting power present in person or represented by proxy at the Special Meeting. Assuming a quorum is present, if you fail to attend the Special Meeting in person or by proxy, or fail to instruct your bank, broker or other nominee on how to vote, it will have no effect on the outcome of these proposals. If you attend the Special Meeting but abstain from voting, it will have the same effect as a vote “AGAINST” the Advisory Compensation Proposal and the Adjournment Proposal. If a quorum is not present or represented at the Special Meeting, the chair of the Special Meeting or the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Special Meeting.

For more information concerning the Special Meeting, the merger agreement, the Merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the copy of the merger agreement attached as Annex A thereto.

To ensure that your shares are represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting via live audiocast, please cast your vote by authorizing your proxy in advance of the Special Meeting by Internet, telephone or mail. Please sign, date and return, as promptly as possible, the enclosed proxy card in the reply envelope provided or grant your proxy electronically over the Internet or telephonically (in accordance with the instructions detailed in the section of this proxy statement titled “The Special Meeting—Voting Procedures”). If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name”, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you sign and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

YOUR VOTE IS EXTREMELY IMPORTANT

REGARDLESS OF THE NUMBER OF SHARES YOU OWN

Sincerely,

Fritz E. Freidinger

Vice President, General Counsel and Secretary

[     ], 2023

PCTEL, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [     ]

This proxy statement is being furnished to the holders of common stock of PCTEL, Inc., a Delaware corporation (the “Company,” “we” or “our”), in connection with the solicitation by our Board of Directors of proxies to be voted at a special meeting of stockholders of the Company to be held on [   ] at [   ] Central Time, virtually via live audiocast, or at any adjournment or postponement of the Special Meeting (such meeting and any adjournment or postponement thereof, the “Special Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting.

This proxy statement and the other proxy materials are being mailed to stockholders on [     ], 2023. If you execute and return the enclosed proxy card or submit your proxy by telephone, by mail, or via the Internet, you may nevertheless revoke your proxy at any time prior to its use by signing and returning another proxy card with a later date, voting at the Special Meeting, voting again via the Internet or by telephone or giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Company’s Corporate Secretary before the Special Meeting begins. Only your latest proxy received by 11:59 p.m. Eastern Time on [   ] will be counted.

Unless revoked or unless contrary instructions are given, each proxy that is properly signed and returned or authorized by telephone or via the Internet in accordance with the instructions on the enclosed proxy card prior to the start of the Special Meeting will be voted as indicated on the proxy card or via telephone or the Internet, and if no indication is made, each such proxy will be deemed to grant authority to vote “FOR” each of the proposals described in this proxy statement.

i

SUMMARY TERM SHEET

This summary term sheet, together with the question and answer section that follows, highlights selected information contained in this proxy statement and may not contain all of the information that is important to you. To understand the transactions and the Special Meeting fully, and for a more complete description of the terms of the Merger and the merger agreement, you should carefully read this entire proxy statement and the documents delivered with and incorporated by reference into this proxy statement. See “Where You Can Find Additional Information” beginning on page 95 of this proxy statement. In this proxy statement, unless the context otherwise requires, the terms “we,” “us,” “our,” “PCTEL” and the “Company” refer to PCTEL, Inc., a Delaware corporation.

There are three proposals on which you are being asked to vote:

•

To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 13, 2023, as it may be amended from time to time (as so amended from time to time, the “merger agreement”), by and among the Company, Amphenol Corporation, a Delaware corporation (“Parent”), and Hilltop Merger Sub, Inc., a Delaware corporation (“Merger Sub”), pursuant to which Merger Sub will merge (the “Merger”) with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger Proposal”);

•

To consider and vote on a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the Merger (the “Advisory Compensation Proposal”); and

•

To consider and vote upon a proposal to approve any adjournment of the Special Meeting from time to time, if deemed by the board of directors of the Company (the “Board”) or any designee thereof necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the Special Meeting or any adjournment or postponement thereof to adopt the merger agreement (the “Adjournment Proposal”).

Parties to the Merger (see page 19)

PCTEL, Inc.

PCTEL, Inc., a Delaware corporation, is a leading global provider of wireless technology, including purpose-built Industrial Internet of Things (“IoT”) devices, antenna systems, and test and measurement solutions. We strive to solve complex wireless challenges to help organizations stay connected, transform, and grow. We believe we have a strong brand presence and expertise in radio frequency, digital and mechanical engineering. We have two product lines (antennas/Industrial IoT devices and test & measurement). Our antenna products include antennas deployed in small cells, enterprise Wi-Fi access points, fleet management, IoT applications, and transit systems. Our Industrial IoT devices include ruggedized access points, IoT interface cards and IoT sensor platforms for applications such as logistics, remote monitoring and control. Our test & measurement products are designed to improve the performance of wireless networks globally. Mobile operators, private enterprises, and network equipment manufacturers rely on our products to analyze, design, and optimize next generation wireless networks. We seek out product applications that command a premium for product design and performance, and we avoid commodity markets. Our strength is solving complex wireless challenges for our customers through our products and solutions. To this end, we are constantly seeking to innovate and improve antenna and wireless testing products and capabilities to capture the opportunities of the rapidly evolving wireless industry. We focus on engineering, research, and development to maintain and expand our competitiveness.

Shares of the Company’s common stock are listed on the Nasdaq Global Select Market (“Nasdaq”) and trade under the symbol “PCTI.”

The Company’s principal executive offices are located at 471 Brighton Drive, Bloomingdale, Illinois 60108. The Company’s telephone number is (630) 372-6800.

Amphenol Corporation

Amphenol Corporation, a Delaware corporation, is one of the world’s largest designers, manufacturers and marketers of electrical, electronic and fiber optic connectors, interconnect systems, antennas, sensors and sensor-based products and coaxial and high-speed specialty cable. Parent designs, manufactures and assembles its products at facilities in the Americas, Europe, Asia, Australia and Africa and sells its products through its own global sales force, independent representatives and a global network of electronics distributors. Parent has a diversified presence as a leader in high-growth areas of the interconnect market including: Automotive, Broadband Communications, Commercial Aerospace, Industrial, Information Technology and Data Communications, Military, Mobile Devices and Mobile Networks.

Shares of Parent’s common stock are listed on the New York Stock Exchange and trade under the symbol “APH.”

Parent’s principal executive offices are located at 358 Hall Avenue, Wallingford, Connecticut 06492. Parent’s telephone number is (203) 265-8900.

Hilltop Merger Sub, Inc.

Hilltop Merger Sub, Inc., a Delaware corporation, is a wholly owned subsidiary of Parent, formed on October 11, 2023, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent’s proposed acquisition of the Company. Upon completion of the Merger, Merger Sub will have been merged with and into the Company, and Merger Sub will cease to exist.

The Merger (see page 26 and Annex A)

On October 13, 2023, the Company, Parent and Merger Sub entered into an Agreement and Plan of Merger (the “merger agreement”). A copy of the merger agreement is attached to this proxy statement as Annex A. We encourage you to read the merger agreement in its entirety.

Under the terms of the merger agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into the Company (the “Merger”), whereupon the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation (the “surviving corporation”) and a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “effective time”) each share of common stock of the Company, par value $0.001 per share (the “Common Stock”) issued and outstanding immediately prior to the effective time (other than (i) shares of Common Stock that are owned by the Company in treasury or owned of record by any subsidiary of the Company (other than those held on behalf of a third party), (ii) shares owned of record by Parent, Merger Sub or any of their respective subsidiaries (other than those held on behalf of a third party) and (iii) shares held by stockholders who have not voted in favor of approval and adoption of the merger agreement and who are entitled to demand and who properly exercise dissenters’ rights with respect to such shares and complied in all respects with all the applicable provisions of the Delaware General Corporation Law (the “DGCL”)) (the shares referenced in clause (i)-(iii) above, collectively, the “excluded shares”) will be cancelled and cease to exist and will be automatically converted into the right to receive $7.00 per share in cash, without interest thereon, subject to any applicable withholding taxes. The consideration to be paid by Parent in the Merger as described in this paragraph is referred to herein as the “merger consideration.”

Following the completion of the Merger, the Company will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent.

The Special Meeting

Date, Time and Place (see page 20)

The Special Meeting will take place on [     ], 2023 at [   ][a./p.]m. Central Time, virtually via live audiocast at [   ].

Purpose (see page 20)

At the Special Meeting, you will be asked to consider and vote upon: (1) the Merger Proposal, (2) the Advisory Compensation Proposal, and (3) the Adjournment Proposal.

Record Date and Voting Securities (see page 20)

You are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof, if you are a holder of record of Common Stock as of the close of business on [     ], 2023, the record date for the Special Meeting and any adjournment or postponement thereof (the “Record Date”). You will have one vote for each share of Common Stock that you owned on the Record Date. As of the Record Date, there were [    ] shares of Common Stock issued and outstanding and entitled to receive notice of and to vote at the Special Meeting.

Quorum; Vote Required (see page 20)

Under Section 2.8 of our Amended and Restated Bylaws (the “bylaws”), the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

For each proposal, you may vote FOR, AGAINST or ABSTAIN.

The approval of the Merger Proposal requires the affirmative vote (in person or by proxy) of holders of a majority of outstanding shares of Common Stock entitled to vote thereon (the “Company stockholder approval”). Under Delaware law and the merger agreement, the receipt of such required vote is a condition to the consummation of the Merger.

The approval of the Advisory Compensation Proposal and the Adjournment Proposal each requires the affirmative vote (in person or by proxy) of the holders of a majority of the Common Stock having voting power present in person or represented by proxy. Approval of the Advisory Compensation Proposal and the Adjournment Proposal is not a condition to the consummation of the Merger. The vote on each of the Advisory Compensation Proposal and the Adjournment Proposal is a vote separate and apart from the vote to approve the Merger Proposal.

Voting by, and Revocation of, Proxy (see page 21)

You can vote your shares by telephone, electronically via the Internet or by completing and returning the enclosed proxy card. If you vote using the enclosed proxy card, you must sign and mail the proxy card in the enclosed envelope.

You may change your vote at any time prior to the vote at the Special Meeting. Your vote may be revoked by: signing and returning another proxy card with a later date; voting at the Special Meeting; voting again via the Internet or by telephone or giving written notice of revocation to the Company’s Corporate Secretary, which must be delivered to the Company’s Corporate Secretary before the Special Meeting begins. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern Time on [   ] will be counted. Attendance at the Special Meeting will not, by itself, revoke a proxy.

The shares of Common Stock represented by each executed and returned proxy will be voted in accordance with the directions indicated on the proxy card. If no direction is indicated on a signed proxy card, the proxy holders will vote your shares FOR each of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal.

Recommendation of our Board of Directors (see page 33)

The Board has reviewed and considered the terms and conditions of the merger agreement, the Merger and the other transactions contemplated by the merger agreement. The Board (i) determined that the merger agreement, the Merger and the other transactions contemplated by the merger agreement are in the best interests of the Company and the Company’s stockholders, (ii) approved, adopted and declared advisable the merger agreement and the execution, delivery and performance thereof by the Company and, subject to receiving the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, the consummation by the Company of the Merger and the other transactions contemplated by the merger agreement, (iii) directed that the adoption of the merger agreement be submitted to a vote of the Company’s stockholders at the Special Meeting and (iv) resolved to recommend adoption of the merger agreement by the Company’s stockholders in accordance with the applicable provisions of the laws of the State of Delaware at the Special Meeting on the terms and subject to the conditions set forth in the merger agreement. For a discussion of the factors considered by the Board in reaching its conclusions, see “The Merger—Reasons for Recommending the Approval and Adoption of the Merger Agreement” beginning on page 38 of this proxy statement.

Opinion of Lincoln International LLC (see page 38 and Annex B)

On October 13, 2023, Lincoln International LLC (“Lincoln”) rendered its oral opinion to the Board (which was subsequently confirmed in writing) to the effect that, as of such date and subject to and based on the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Lincoln as set forth in its written opinion, the merger consideration to be received by Company stockholders in the Merger was fair, from a financial point of view, to such stockholders (other than holders of Excluded Shares (as defined in the merger agreement)).

Lincoln’s opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, of the merger consideration to be received by Company stockholders in the Merger, and did not address any other terms, aspects or implications of the Merger, or any agreements, arrangements or understandings entered into in connection with the Merger. The summary of Lincoln’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement and which describes the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Lincoln in connection with the preparation of its opinion. Neither Lincoln’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, the Company or any security holder as to how to act or vote on any matter relating to the Merger or otherwise. Security holders are urged to read the entire opinion carefully in connection with their consideration of the Merger.

For a description of the opinion that the Board received from Lincoln, see “The Merger—Opinion of Lincoln International LLC” beginning on page 38 of this proxy statement.

Certain Effects of the Merger (see page 52)

Upon completion of the Merger, Merger Sub will be merged with and into the Company upon the terms set forth in the merger agreement, whereby the separate corporate existence of Merger Sub will thereupon cease and the Company will continue as the surviving corporation of the Merger. The Company will continue to exist following the Merger as a wholly owned subsidiary of Parent. Under Section 251 of the DGCL, such transaction requires that we obtain stockholder approval of a resolution approving and adopting the merger agreement.

Following the completion of the Merger, shares of Common Stock will no longer be traded on Nasdaq or any other public market. In addition, the registration of shares of Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) will be terminated.

Consequences if the Merger is Not Completed (see page 53)

If the proposal to approve and adopt the merger agreement does not receive the required approval from Company stockholders, or if the Merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your shares of Common Stock. Instead, the Company will remain a public company and Common Stock will continue to be listed and traded on Nasdaq.

In addition, if the merger agreement is terminated under certain specified circumstances, the Company is required to pay Parent a termination fee of $4.9 million (which we refer to as the “Company Termination Fee”). Parent or Merger Sub may seek damages from the Company in excess of the Company Termination Fee in the event of an intentional breach of the merger agreement by the Company. See the section titled “The Agreement and Plan of Merger—Expenses; Termination Fees,” on page 82.

Treatment of Outstanding Equity Awards and Equity Plans (see page 61)

The merger agreement provides that, as of immediately prior to the effective time and contingent upon the merger:

•

each Company option that is subject to vesting will be fully vested and cancelled in exchange for an amount in cash equal to the product of (i) the total number of shares of Common Stock subject to such cancelled Company option multiplied by (ii) the excess, if any, of (a) the merger consideration over (b) the exercise price per share of the Common Stock subject to such cancelled Company option, without interest and less any applicable tax withholdings.

•

each outstanding award of shares of Common Stock that is subject to vesting or a risk for forfeiture (“restricted stock”) will be fully vested and each share of Common Stock subject to such restricted stock award will be converted into the right to receive the merger consideration less the amount of any required tax withholdings. Each restricted stock award that is subject to performance-based vesting conditions will be deemed to be vested at the applicable target level.

•

each Company restricted stock unit award (“RSU”), that is subject to vesting will be fully vested and cancelled in exchange for an amount in cash equal to the product of (a) the aggregate number of vested RSUs multiplied by (b) the merger consideration, without interest and less any applicable tax withholdings. Each RSU award that is subject to performance-based vesting conditions will be deemed to be vested at the target level.

With respect to the Company’s equity plans, the merger agreement provides that:

•	the Company Stock Plans (as defined in the merger agreement) will terminate, and no further rights with respect to shares of Common Stock or any other awards will be granted thereunder.

•

with respect to the Company 2019 Employee Stock Purchase Plan (the “ESPP”), (i) no further Offerings (as defined in the ESPP) will commence after the date of the merger agreement, and (ii) the ESPP will terminate effective as of the effective time.

Interests of Directors and Executive Officers in the Merger (see page 47)

Members of the Board and the Company’s executive officers may have interests in the Merger that may be in addition to, or different from, the interests of the Company stockholders generally. You should keep this in mind when considering the recommendation of the Board that you vote “FOR” each proposal. The members of the Board were aware of these interests and considered them at the time they approved the merger agreement and in making their recommendation that the Company stockholders vote “FOR” each proposal. A description of these interests is included in the section titled “The Merger—Interests of Directors and Executive Officers in the Merger,” beginning on page 47.

Conditions to the Merger (see page 78)

The Company’s, Parent’s and Merger Sub’s respective obligations to effect the Merger are subject to the satisfaction (or, to the extent permitted by applicable law, mutual waiver by the Company and Parent) of the following conditions:

•

receipt of the affirmative vote of the holders of a majority of the outstanding voting shares of Common Stock to approve and adopt the merger agreement and the transactions contemplated thereby (the “Company stockholder approval”);

•

any waiting periods (and any extensions thereof) applicable to the consummation of the Merger and any commitment to, or agreement (including any timing agreement) with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the Merger having expired or been terminated and all consents, clearances, and approvals applicable to the consummation of the Merger under the competition, antitrust or merger control laws and foreign investment laws of certain specified jurisdictions having been obtained as described in the section titled “The Merger—Regulatory Approvals”; and

•

no order or other law enacted, promulgated, issued, entered, amended or enforced by any governmental entity of competent jurisdiction shall be in effect enjoining, preventing, restraining or otherwise prohibiting or making illegal the consummation of the transaction contemplated by the merger agreement.

The obligations of Parent and Merger Sub to effect the merger are also subject to the satisfaction or waiver by Parent at or prior to the effective time of the following additional conditions:

•	subject to materiality qualifiers in certain instances, the accuracy of the representations and warranties of the Company contained in the merger agreement;

•

the Company having performed or complied with all obligations and covenants in all material respects as required by the merger agreement to be performed or complied with on or before the effective time; and

•	Parent having received a certificate signed on behalf of the Company by the chief executive officer or chief financial officer of the Company as to the satisfaction of the conditions described above.

The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the effective time of the following additional conditions:

•	subject to materiality qualifiers in certain instances, the accuracy of the representations and warranties of Parent and Merger Sub contained in the merger agreement;

•

each of Parent and Merger Sub having performed or complied with all obligations and covenants in all material respects required to be performed or complied with under the merger agreement at or prior to the effective time; and

•	the Company having received a certificate signed on behalf of Parent and Merger Sub by an executive officer of each, certifying as to the satisfaction of the conditions described above.

Regulatory Approvals (see page 54)

Under the merger agreement, the respective obligations of the Company, Parent and Merger Sub to complete the Merger are subject to, among other things, (i) any waiting periods (and any extensions thereof) applicable to the Merger and any commitment to, or agreement (including any timing agreement) with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the Merger and the transaction contemplated by the merger agreement having expired or been terminated and all consents, clearances, and approvals applicable to the consummation of the Merger and the transactions contemplated by the merger agreement under the competition, antitrust or merger control laws and foreign investment laws of certain jurisdictions having been obtained; and (ii) the absence of any order or other law enacted, promulgated, issued, entered amended or enforced by a governmental entity of competent jurisdiction that is in effect and enjoins, prevents, restraints, or otherwise prohibits or makes illegal the consummation of the Merger and the transactions contemplated by the merger agreement. For a description of the Company’s and Parent’s respective obligations under the merger agreement with respect to regulatory approvals, see the section titled “The Agreement and Plan of Merger—Regulatory Approvals,” beginning on page 54.

Financing of the Merger (see page 70)

The Merger will be financed through cash on hand. The Merger is not subject to a financing condition.

Restriction on Solicitation of Competing Proposals (see page 70)

From and after the date of the merger agreement, the Company has agreed that it will, and will cause its subsidiaries and will direct its and its subsidiaries’ directors, officers, managers, advisors, investment bankers and counsel acting at the direction of the Company or any of its subsidiaries (the “Company Representatives”) to, immediately cease all existing discussions or negotiations with any person conducted prior to the date of the merger agreement with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to any competing proposal (as described below) and the Company has agreed that it will not, and will cause its subsidiaries and the Company Representatives not to, directly or indirectly:

•

initiate, solicit, knowingly encourage (including by way of furnishing non-public information relating to the Company or any subsidiaries of the Company) or knowingly take any action designed to facilitate any inquiry, proposal or offer (including any proposal or offer to the stockholders of the Company), or the making, submission or announcement of any inquiry, proposal or offer, that constitutes or would reasonably be expected to lead to a competing proposal (as described in the section titled “The Agreement and Plan of Merger—Restriction on Solicitation of Competing Proposals,” beginning on page 70);

•

furnish to any person (other than Parent, Merger Sub or any of their designees or representatives) any non-public information regarding the Company or any of its subsidiaries or afford to any person (other than Parent, Merger Sub or any of their designees or representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries, in any such case with the intent to encourage, facilitate or assist the making, submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to a competing proposal;

•

enter into, knowingly facilitate, participate, continue or engage in any discussions or negotiations with any person with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a competing proposal;

•

amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries, provided, that if the Board determines in good faith, after consultation with outside legal counsel, that the failure to amend or grant any waiver or release under any such standstill or similar agreement is inconsistent with the Board’s fiduciary duties under the DGCL, the Company may amend or grant a waiver or release under such standstill or similar agreement, solely to the extent necessary to permit a person to make, on a confidential basis to the Company Board, a competing proposal, conditioned upon such person agreeing to prompt disclosure of such competing proposal to Parent; or

•	authorize, or direct any Company Representatives to, resolve or agree to do any of the foregoing.

The Company has agreed it will, as promptly as practicable (and in any event within twenty-four hours), give written notice to Parent of (a) any competing proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any competing proposal received by the Company, any of its subsidiaries or any of its respective representatives, (b) any request for information in connection with any competing proposal from a third party and (c) any discussions or negotiations with a third party with respect to a competing proposal that are sought to be initiated or had with, in each case, the Company, any of its subsidiaries or any of its or their respective representatives, setting forth in such notice the identity of such person, the terms and conditions of the competing proposal (including, if applicable, complete copies of any written requests, proposals, or offers, including proposed agreements), the Company thereafter must keep Parent informed, on a reasonably current basis (and, in any event, within twenty-four hours), of any updates or changes to the terms of any such proposals or offers (including any material amendments thereto) or any other inquiries, requests, discussions or negotiations, in each case, that are material, made or had in connection with such competing proposal.

Notwithstanding anything to the contrary in the merger agreement, if, at any time following the date of the merger agreement and prior to the earlier of the Company obtaining the Company stockholder approval or the valid termination of the merger agreement, (i) the Company, any of its subsidiaries or any of its or their representatives receives a bona fide, written competing proposal from a third party that did not result from a breach of the non-solicit provisions described above and (ii) the Board (or any duly authorized committee thereof) determines in good faith, after consultation with its outside financial advisors and outside legal counsel, that such competing proposal constitutes or would reasonably be expected to lead to a superior proposal (as described in the section titled “The Agreement and Plan of Merger—Restriction on Solicitation of Competing Proposals,” beginning on page 70) and that the failure to take the actions described in the following clauses (a) and (b) would be inconsistent with the Board’s fiduciary duties, under applicable law, then the Company, its subsidiaries and its and their respective representatives may (a) furnish information or data, including with respect to the Company and its subsidiaries, to the person or group making such competing proposal and its representatives and (b) participate in discussions or negotiations (including solicitation of revised competing proposals) with the person or group making such competing proposal and its representatives in connection with such competing proposal. Prior to taking any of the actions described in the foregoing sentence, the Company shall (x) first enter into an acceptable confidentiality agreement with the person or group making such competing proposal, (y) promptly (and, in any event, within twenty-four hours) provide to Parent a copy of such acceptable confidentiality agreement and any non-public information that is provided to such person and which was not previously provided to Parent and (z) limit any waiver of such person’s or group’s noncompliance with the provisions of any “standstill” agreement solely to the extent necessary to permit such discussions or negotiations.

Obligations of the Board with Respect to Its Recommendation (see page 72)

The Board is required to recommend that the Company stockholders approve and adopt the merger agreement and not change its recommendation or recommend other transactions (the “Company recommendation”) (as described in the section titled “The Agreement and Plan of Merger—Obligations of the Board with Respect to Its Recommendation,” beginning on page 72). However, at any time prior to obtaining the Company stockholder approval, the Board (or any duly authorized committee thereof) may (i) make a change of Company recommendation if and only if a bona fide written competing proposal that did not result from a breach of the non-solicitation provisions described above is made to the Company and is not withdrawn or (ii) terminate the merger agreement in order to cause the Company to enter into a binding and definitive written alternative acquisition agreement with respect to such superior proposal, in each case only if the Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside financial advisors and outside legal counsel, that such competing proposal constitutes a superior proposal and that failure to take such action would be inconsistent with its fiduciary duties. The Company is required to provide Parent a written notice at least three business days prior to effecting a change of Company recommendation of the Board’s intention to take such action (a “notice of change of recommendation”), and such notice must specify the reasons for making such a change in Company recommendation, identify the person making such competing proposal, describe the terms and conditions of such competing proposal and include a copy of all definitive agreements and documentation in respect thereof. Prior to effecting such change of Company recommendation, the Company shall, and shall cause its representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) during the three business day period to make such adjustments in the terms and conditions of the merger agreement as would obviate the basis for a change of Company recommendation. After such three business day period, if the Company complies with the relevant provisions of the merger agreement and the Board (any duly authorized committee thereof) again determines in good faith, after consultation with the Company’s outside financial advisors and outside legal counsel and after considering any written, binding and irrevocable amendments to the merger agreement proposed by Parent during such period, that (i) failure to take such action would be inconsistent with the Board’s fiduciary duties, under applicable law, and (ii) such competing proposal continues to constitute a superior proposal; provided, that any change to the financial terms (including any change to the amount, form or mix of consideration payable) or other material amendment to the terms of such competing proposal (whether or not in response to any changes proposed by Parent), shall require a new notice of change of recommendation and an additional three business day period from the date of such notice during which the terms set out in the bullet points above and in this bullet point shall apply (other than in respect of the number of days).

The Board (or a duly authorized committee thereof) may also change its recommendation in response to an intervening event (as described in the section titled “The Agreement and Plan of Merger—Obligations of the Board with Respect to Its Recommendation,” beginning on page 72) if the Board (or a duly authorized committee thereof) (a) determines in good faith (after consultation with the Company’s outside legal counsel) that an intervening event has occurred and is continuing and that the failure to effect a change in Company recommendation in response to such intervening event would be inconsistent with its fiduciary duties, (b) complies with the relevant provisions of the merger agreement (including, among other things, providing Parent notice of such intervening event and three business days to revise the terms and conditions of the merger agreement) and (c) following the end of such three business day period, after taking into account any amendments to the merger agreement proposed by Parent in writing, the Board (or any duly authorized committee thereof) determines in good faith (after consultation with the Company’s outside legal counsel) that the failure make a change of Company recommendation would be inconsistent with its fiduciary duties under applicable law.

Termination of the Merger Agreement (see page 80)

The merger agreement may be terminated at any time prior to the effective time, whether before or after receipt of the Company stockholder approval:

•	by mutual written consent of Parent and the Company;

•	by either Parent or the Company if:

•

the Merger is not consummated on or before March 13, 2024 or such other date as is agreed in writing (such date, the “outside date”); provided that, if all of the conditions to closing are satisfied other than such conditions related to (x) the receipt of any consent, clearance or approval required under antitrust laws or (y) the absence of orders or other laws enjoining, preventing, restraining or prohibiting the transactions contemplated by the merger agreement, then the outside date shall automatically extend to June 11, 2024; provided, further however, that Parent or the Company, as the case may be, is not permitted to terminate the merger agreement for failure to consummate the Merger by the outside date if the material breach by Parent or Merger Sub (in the case of termination by Parent) or the Company (in the case of termination by the Company) of any of its respective representations, warranties, covenants or obligations in the merger agreement was the primary cause of, or primarily resulted in the failure of a condition to consummate the Merger by the outside date;

•	if the Company does not obtain the Company stockholder approval upon a vote taken at the Special Meeting; or

•

if any governmental entity of competent jurisdiction issues or enters any order, or enacts or promulgates any law, permanently enjoining, restraining or otherwise permanently prohibiting or making illegal the Merger, and, in the case of an order, such order becomes final and non-appealable, provided that this right to terminate the merger agreement shall not be available to any party whose material breach of any of its representations, warranties, covenants or obligations under the merger agreement was the primary cause of, or primarily resulted in, the issuance or entry of such order or the enactment or promulgation of such law.

The Company may also terminate the merger agreement:

•

if, at any time prior to the receipt of the Company stockholder approval, the Company has received a superior proposal and the Board (or a duly authorized committee thereof) has authorized the entry into an alternative acquisition agreement in order to accept such superior proposal in accordance with the applicable change of recommendation provisions of the merger agreement (as described in “The Agreement and Plan of Merger—Obligations of the Board with Respect to Its Recommendation,”) beginning on page 72 provided, however that the Company has complied with the non-solicit provisions and its covenant with respect to a superior proposal and has concurrently paid Parent the Company termination fee; and

•

if (i) Parent or Merger Sub breaches or fails to perform any of its representations, warranties, covenants, or agreements in the merger agreement, such that the applicable conditions of the Parent and Merger Sub to close under the merger agreement would not be satisfied; (ii) the Company has delivered to Parent written notice of such breach or failure; and (iii) either such breach or failure is not capable of cure or at least 30 days have elapsed since the date of delivery of written notice and such breach or failure has not been cured; provided, however, that the Company will not be permitted to terminate the merger agreement if the Company is then in breach of any of its representations, warranties, covenants or agreements in the merger agreement which would give rise to the failure to satisfy any of the applicable conditions of the Company to close under the merger agreement.

Parent may also terminate the merger agreement:

•

if, at any time prior to receipt of the Company stockholder approval, the Board effects a change of Company recommendation or the Company has materially breached the non-solicit provisions of the merger agreement; or

•

if (i) the Company breaches or fails to perform any of its representations, warranties, covenants or agreements in the merger agreement such that the applicable conditions of the Company to close under the merger agreement would not be satisfied; (ii) Parent has delivered to the Company written notice of such breach or failure; and (iii) either such breach or failure is not capable of cure or at least 30 days have elapsed since the date of delivery of written notice and such breach or failure has not been cured; provided, however, that Parent shall not be permitted to terminate the merger agreement if Parent or Merger Sub in then in breach of any of its representations, warranties, covenants or agreements in the merger agreement which breach would give rise to the failure to satisfy any of the applicable conditions of the Parent and Merger Sub to close under the merger agreement.

Termination Fees (see page 82)

Upon termination of the merger agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $4.9 million. For more information, see the section titled “The Agreement and Plan of Merger—Expenses; Termination Fees,” on page 82.

Appraisal Rights (see page 84)

If the Merger is completed, Company stockholders will be entitled to appraisal rights under Section 262 of the DGCL. This means that you are entitled to have the fair value of your shares of Common Stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration if you follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.

To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before the vote is taken on the Merger Proposal and you must not vote (either virtually or by proxy) in favor of the Merger Proposal. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you may waive, lose or withdraw your appraisal rights. See the section of this proxy statement titled “Appraisal Rights” beginning on page 84 and the text of the DGCL appraisal rights statute reproduced in its entirety as Annex C to this proxy statement. Consequently, if you are considering exercising appraisal rights, you should consult your legal counsel before attempting to exercise those rights.

Material U.S. Federal Income Tax Consequences of the Merger (see page 55)

The receipt of cash in exchange for shares of Common Stock pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder (as described in the section titled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger,” beginning on page 55) who receives cash in exchange for shares of Common Stock in the Merger will recognize gain or loss equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the shares converted into the right to receive cash in the Merger. Gain or loss will be determined separately for each block of shares of Common Stock (that is, shares acquired for the same cost in a single transaction). You should refer to the discussion in the section titled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger,” beginning on page 55, and consult your tax advisor with respect to the U.S. federal, state, local and foreign tax consequences of the Merger.

Current Price of Common Stock

On [     ], 2023, the latest practicable trading day before the filing of this proxy statement, the reported closing price for shares of Common Stock on Nasdaq was $[   ]. You are encouraged to obtain current market quotations for shares of Common Stock in connection with voting your Common Stock.

Where You Can Additional Information (see page 95)

You can find more information about the Company in the periodic reports and other information we file with the U.S. Securities and Exchange Commission (“SEC”). The information is available at the website maintained by the SEC at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions regarding the Special Meeting and the Merger. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement and the Annexes to this proxy statement which you should read carefully.

Special Meeting and Voting

Q. When and where is the Special Meeting going to be held?

A. The Special Meeting will take place on [     ], 2023 at [   ][a./p.]m. Central Time, virtually via live audiocast at [   ].

Q. How do I attend the Special Meeting?

A. If you were a Company stockholder as of the close of business on the Record Date (as defined below) or you hold a valid proxy from such a stockholder for the Special Meeting, you may attend the Special Meeting virtually via the Internet and participate by submitting questions electronically and voting shares electronically.

Instructions for attending the Special Meeting virtually via the Internet, including how to demonstrate proof of stock ownership, vote, and submit questions, are posted at www.virtualshareholdermeeting.com/PCTI2023SM. You will need the 16-digit control number included in the proxy materials in order to participate in the Special Meeting virtually and submit questions or vote shares.

Q. How will the Special Meeting be conducted?

A. The Special Meeting will be conducted virtually through the Internet with audio participation only. Directors and relevant executive officers will attend the Special Meeting and be available for questions. If you were a Company stockholder as of the close of business on the Record Date or you hold a valid proxy from such a stockholder, you will be able to attend the Special Meeting virtually via the Internet and vote your shares electronically and submit questions electronically during the Special Meeting. In addition, you may submit questions electronically in advance of the Special Meeting until 11:59 p.m. Eastern Time on [ ], 2023 through http://www.proxyvote.com after logging in with your 16-digit control number included in the proxy materials.

Q. What information is included in this proxy statement?

A. This proxy statement describes proposals on which the Company would like its stockholders as of the close of business on [  ], the Record Date, to vote. The proxy statement gives you information on these proposals so that you can make an informed decision. This proxy statement also outlines the methods by which you can vote your shares.

Q. What is the purpose of the Special Meeting?

A. At the Special Meeting, Company stockholders as of the close of business on the Record Date will be asked to vote on the following matters:

•	The Merger Proposal: to consider and vote on a proposal to adopt the merger agreement;

•

The Advisory Compensation Proposal: to consider and vote on a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the Merger; and

•

The Adjournment Proposal: to consider and vote upon a proposal to approve the adjournment of the Special Meeting from time to time, if deemed by the Board or any designee thereof necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the Special Meeting or any adjournment or postponement thereof to adopt the merger agreement.

Q. Which stockholders may vote?

A. The Board has fixed the close of business on [     ], 2023 as the record date for determining the stockholders entitled to receive notice of, and vote their shares at, the Special Meeting and any adjournment or postponement of the Special Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement of the Special Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought to a vote at the Special Meeting.

At the close of business on the Record Date, the Company had issued and outstanding [   ] shares of Common Stock.

Q. Why is PCTEL proposing the Merger?

A. In evaluating the merger agreement and the Merger, the Board discussed the Merger with the Company’s management and legal and financial advisors and considered a variety of factors, including the positive factors set forth in the section titled “Reasons for Recommending the Approval and Adoption of the Merger Agreement,” beginning on page 33, each of which the Board believed supported its determination that the merger agreement was in the best interests of its stockholders.

Q. What are the Board of Directors’ recommendations for how I should vote my shares?

A. The Board recommends that you vote your shares as follows:

•	FOR the Merger Proposal;

•	FOR the Advisory Compensation Proposal; and

•	FOR the Adjournment Proposal.

Q. What is a broker non-vote?

A. Generally, a broker non-vote occurs when shares held by a bank, broker or other nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner and (ii) the nominee lacks discretionary voting power to vote such shares. Under Nasdaq rules, a nominee does not have discretionary voting power with respect to “non-routine” matters.

Each of the matters intended to be brought before the Special Meeting is a “non-routine” matter under Nasdaq’s rules. As a result, your bank, broker or other nominee may only vote your shares at the Special Meeting if you have provided your bank, broker or other nominee with specific voting instructions.

If you do not instruct your bank, broker, or other nominee with instructions on how to vote your shares, your votes will not be counted for purposes of calculating whether a quorum is present at the Special Meeting. The Merger Proposal must be approved by the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Common Stock entitled to vote thereon. Accordingly, not instructing your bank, broker, or other nominee on how to vote your shares will have the effect of a vote against the Merger Proposal.

We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted for each proposal to be voted upon at the Special Meeting. You should vote your shares by following the instructions provided on the vote instruction form that you receive from your bank, broker or other nominee.

Q. How do I vote?

A. If your shares are registered directly in your name, you are considered to be a stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to persons designated by the Company or to a third party. You may vote your shares by proxy by doing any one of the following: (1) voting online at the Internet site address listed on your proxy card; (2) calling the toll-free number listed on your proxy card; or (3) mailing your signed proxy card in the self-addressed envelope provided. You will need the control number included in the proxy materials in order to vote your shares. You can change your vote as described in the answer immediately below.

If your shares are held through a bank, broker, trustee or other nominee, you are considered the beneficial owner of the shares held. As the beneficial owner, you have the right to direct your bank, broker, trustee or other nominee how to vote your shares. You should follow the voting instructions provided to you by the organization that holds your shares.

Q. Can I change my vote?

A. Yes. Please follow the applicable instructions described below for record stockholders and stockholders who hold shares through a bank, broker or other nominee:

•

Record stockholders: you may change your vote at any time prior to the vote at the Special Meeting. Your vote may be changed by signing and returning another proxy card with a later date, voting at the Special Meeting or voting again via the Internet or by telephone. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern time on [   ] will be counted, although you may change your vote in person by attending the Special Meeting after such time. In addition, you may revoke your proxy by giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Company’s Corporate Secretary before the Special Meeting begins.

•

Stockholders who hold shares through a bank, broker or other nominee: If you hold your shares through a bank, broker or other nominee, please follow the instructions provided to you by your bank, broker or other nominee as to how you may change your vote.

Q. What if I vote for some but not all of the proposals?

A. Shares of Common Stock represented by proxies received by the Company (whether received through the return of the enclosed proxy card or received via telephone or the Internet) where the stockholder has provided voting instructions with respect to the proposals described in this proxy statement will be voted in accordance with the voting instructions so made. If your proxy card is properly executed and returned but does not contain voting instructions as to one or more of the proposals to be voted upon at the Special Meeting, or if you give your proxy by telephone or via the Internet without indicating how you want to vote on each of the proposals to be voted upon at the Special Meeting, your shares will be voted:

•	FOR the Merger Proposal;

•	FOR the Advisory Compensation Proposal; and

•	FOR the Adjournment Proposal.

If your shares are held through a bank, broker or other nominee and you do not properly instruct your bank, broker or other nominee how to vote your shares on any proposal to be brought before the Special Meeting, your bank, broker or other nominee matters will not be able to vote your shares on such proposal. We encourage you to provide instructions to your bank, broker or other nominee by carefully following the instructions provided to ensure that your shares are voted at the Special Meeting in accordance with your desires.

Q. Who will pay for the cost of this proxy solicitation?

A. The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. The Company has engaged Morrow Sodali as proxy solicitor to assist in the solicitation of proxies for the Special Meeting. The Company estimates that it will pay Morrow Sodali a fee of up to $17,500, plus reimbursement of certain expenses. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons or entities representing beneficial owners of shares of Common Stock for their expenses in forwarding solicitation material to such beneficial owners.

Q. How are votes counted?

A. All votes will be tabulated by the inspector of elections appointed for the Special Meeting by the Company. Votes for and against and shares present at the Special Meeting in person or by proxy but abstaining from voting will each be counted for determining the presence of a quorum.

Proposed Transaction

Q. What is the proposed transaction?

A. The proposed transaction is the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent, pursuant to the terms and conditions of the merger agreement.

Q: What effect will the Merger have on the Company?

A: If the Merger is consummated, Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. If the Merger is consummated, the Company shall cooperate with Parent and use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done all things reasonably necessary, proper or advisable under applicable law and rules and policies of Nasdaq to cause the Common Stock to be delisted from Nasdaq and deregistered under the Exchange Act as promptly as practicable following the effective time. Accordingly, the Common Stock will no longer be publicly traded.

Q. What if the Company receives another offer?

A. Under the merger agreement, subject to certain exceptions described below, the Board will recommend to the Company’s stockholders that they vote in favor of the Merger Proposal. At any time prior to the receipt of the Company stockholder approval and subject to compliance with certain procedural requirements as more fully described in the merger agreement, the Board may effect a change in Company recommendation (as defined elsewhere in this proxy statement) if, upon the occurrence of a superior proposal or intervening event, the Board determines in good faith, after consultation with the Company’s outside financial advisors and outside legal counsel, that failure to do so would be inconsistent with the Board’s fiduciary duties under applicable law. For more information, please see “The Agreement and Plan of Merger—Obligations of the Board with Respect to Its Recommendation” beginning on page 72 of this proxy statement.)

Q: Is the closing of the Merger subject to any conditions?

A: Yes. The obligations of each of the Company and Parent to effect the Merger are subject to the satisfaction or waiver, on or prior to the closing date, of certain conditions, including each of the following:

•	approval by the Company’s stockholders of the Merger Proposal (the “Company stockholder approval”);

•

any waiting periods (and any extensions thereof) applicable to the consummation of the Merger and any commitment to, or agreement (including any timing agreement) with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the Merger having expired or been terminated and all consents, clearances, and approvals applicable to the consummation of the Merger under the competition, antitrust or merger control laws and foreign investment laws of certain specified jurisdictions having been obtained; and

•

no order or other law enacted, promulgated, issued, entered, amended or enforced by any governmental entity of competent jurisdiction shall be in effect enjoining, preventing, restraining or otherwise prohibiting or making illegal consummation of the Merger.

In addition, each party’s obligation to effect the Merger is subject to, among other things, the accuracy, truthfulness and correctness of certain representations and warranties of the other party, certain materiality qualifications, and the compliance or performance by such other party in all material respects with its obligations required to be complied with or performed at or prior to the effective time.

For more information, please see the section of this proxy statement titled “The Agreement and Plan of Merger—Conditions to the Merger” beginning on page 78.

Q. What will happen if the Merger is not consummated?

A. In the event that the Company stockholder approval is not obtained or if the Merger is not consummated for any other reason, stockholders of the Company will not receive any payment for their shares of Common Stock in connection with the Merger. Instead, the Company will remain an independent public company, the Common Stock will continue to be listed and traded on Nasdaq, the Common Stock will continue to be registered under the Exchange Act and the stockholders of the Company will continue to own their shares of Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock.

Under certain circumstances, in connection with the valid termination of the merger agreement, the Company will be required to pay Parent a termination fee equal to $4.9 million. For more information, please see the section of this proxy statement titled “The Agreement and Plan of Merger—Expenses; Termination Fees” beginning on page 82.

Q. Will I have appraisal rights with respect to the Merger?

A. Yes. As a holder of Common Stock, you are entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the Merger if you take certain actions and meet certain conditions, including that you do not vote (virtually or by proxy) in favor of the Merger Proposal. See the section of this proxy statement titled “Appraisal Rights” beginning on page 84.

Q. Will I owe any United States federal income taxes as a result of the Merger?

A. The receipt of cash in exchange for shares of Common Stock pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder (as described in the section titled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger,” beginning on page 55) who receives cash in exchange for shares of Common Stock in the Merger will recognize gain or loss equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the shares converted into the right to receive cash in the Merger. Gain or loss will be determined separately for each block of shares of Common Stock (that is, shares acquired for the same cost in a single transaction). You should refer to the discussion in the section titled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger,” beginning on page 55, and consult your tax advisor with respect to the U.S. federal, state, local and foreign tax consequences of the Merger.

General

Q. Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact our proxy solicitor:

Morrow Sodali, LLC

430 Park Avenue, 14th Floor

New York, NY 10022

Call: (800) 662-5200

Email: PCTI@info.morrowsodali.com

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, may be forward-looking statements. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to:

•	the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its Common Stock;

•	the failure to satisfy the conditions to the consummation of the Merger, including the adoption of the merger agreement by the stockholders of the Company;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•	the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally;

•

the risk that litigation initiated by stockholders or others in connection with the Merger may affect the timing or occurrence of the Merger or result in significant costs of defense, indemnification and liability;

•	unanticipated difficulties or expenditures relating to receiving approvals from domestic and foreign governmental entities, as applicable, to consummate the Merger;

•	the outcome of any legal proceedings that may be instituted against the Company, Parent or Merger Sub related to the merger agreement or the Merger;

•

the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, stockholders and other business partners and on its operating results and business generally;

•

the risk that the Company’s business model depends upon its ability to recognize significant emerging technologies in a timely manner and to innovate to solve the engineering problems presented by such emerging technologies; and

•	the risk that delays in the Company’s sales cycles could result in customers canceling purchases of its products.

The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 16, 2023 and amended on April 28, 2023, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://investor.pctel.com/financials/sec-filings.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

PARTIES TO THE MERGER

PCTEL, Inc.

PCTEL, Inc. is a leading global provider of wireless technology, including purpose-built Industrial Internet of Things (“IoT”) devices, antenna systems, and test and measurement solutions. We strive to solve complex wireless challenges to help organizations stay connected, transform, and grow. We believe we have a strong brand presence and expertise in radio frequency, digital and mechanical engineering. We have two product lines (antennas/Industrial IoT devices and test & measurement). Our antenna products include antennas deployed in small cells, enterprise Wi-Fi access points, fleet management, IoT applications, and transit systems. Our Industrial IoT devices include ruggedized access points, IoT interface cards and IoT sensor platforms for applications such as logistics, remote monitoring and control. Our test & measurement products are designed to improve the performance of wireless networks globally. Mobile operators, private enterprises, and network equipment manufacturers rely on our products to analyze, design, and optimize next generation wireless networks. We seek out product applications that command a premium for product design and performance, and we avoid commodity markets. Our strength is solving complex wireless challenges for our customers through our products and solutions. To this end, we are constantly seeking to innovate and improve antenna and wireless testing products and capabilities to capture the opportunities of the rapidly evolving wireless industry. We focus on engineering, research, and development to maintain and expand our competitiveness.

Shares of the Company’s common stock are listed on the Nasdaq Global Select Market and trade under the symbol “PCTI.”

The Company’s principal executive offices are located at 471 Brighton Drive, Bloomingdale, Illinois 60108. The Company’s telephone number is (630) 372-6800.

Amphenol Corporation

Amphenol Corporation, a Delaware corporation, is one of the world’s largest designers, manufacturers and marketers of electrical, electronic and fiber optic connectors, interconnect systems, antennas, sensors and sensor-based products and coaxial and high-speed specialty cable. Parent designs, manufactures and assembles its products at facilities in the Americas, Europe, Asia, Australia and Africa and sells its products through its own global sales force, independent representatives and a global network of electronics distributors. Parent has a diversified presence as a leader in high-growth areas of the interconnect market including: Automotive, Broadband Communications, Commercial Aerospace, Industrial, Information Technology and Data Communications, Military, Mobile Devices and Mobile Networks.

Shares of Parent’s common stock are listed on the New York Stock Exchange and trade under the symbol “APH.”

Parent’s principal executive offices are located at 358 Hall Avenue, Wallingford, Connecticut 06492. Parent’s telephone number is (203) 265-8900.

Hilltop Merger Sub, Inc.

Hilltop Merger Sub, Inc., a Delaware corporation, is a wholly owned subsidiary of Parent, formed on October 11, 2023, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent’s proposed acquisition of the Company. Upon completion of the Merger, Merger Sub will have been merged with and into the Company, and Merger Sub will cease to exist.

THE SPECIAL MEETING

Date, Time, and Purpose of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held on [   ], at [   ] Central Time, virtually via live audiocast, and any adjournments or postponements thereof, to consider and vote upon: (1) the Merger Proposal, (2) the Advisory Compensation Proposal and (3) the Adjournment Proposal.

Record Date

The Board has specified the close of business on [     ], 2023 as the record date for purpose of determining our stockholders who are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof (the “Record Date”). Only our stockholders of record on the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date, there were [   ] shares of our Common Stock issued and outstanding and entitled to notice of and to vote at the Special Meeting. Each share of our Common Stock entitles its holder to one vote on all matters properly coming before the Special Meeting.

As of the Record Date, our directors and executive officers held and were entitled to vote, in the aggregate, [    ] shares of our Common Stock, representing approximately [ ]% of our issued and outstanding Common Stock.

Quorum; Vote Required

Under Section 2.8 of our bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

For each proposal, you may vote FOR, AGAINST or ABSTAIN.

The approval of the Merger Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Common Stock entitled to vote thereon (the “Company stockholder approval”). Under Delaware law and the merger agreement, the receipt of such required vote is a condition to the consummation of the Merger.

The approval of the Advisory Compensation Proposal and the Adjournment Proposal each require the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy. Approval of the Advisory Compensation Proposal and the Adjournment Proposal is not a condition to the consummation of the Merger. The vote on each of the Advisory Compensation Proposal and the Adjournment Proposal is a vote separate and apart from the vote to approve the Merger Proposal.

Abstentions

For each proposal, you may vote FOR, AGAINST or ABSTAIN.

If you vote “ABSTAIN” or do not vote on the Merger Proposal, it will have the same effect as a vote “AGAINST” the proposal.

If you vote “ABSTAIN” or attend the Special Meeting in person or by proxy and do not vote on the Advisory Compensation Proposal or the Adjournment Proposal, it will have the same effect as a vote “AGAINST” such proposals. Assuming the presence of a quorum, if you do not attend the Special Meeting in person or by proxy, it will have no effect on the outcome of the Advisory Compensation Proposal or the Adjournment Proposal.

A broker “non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner, but does have discretionary voting power over other “routine” items and submits votes for those matters. The Company does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide such organization with discretionary authority to vote on proposals that are considered “routine”, whereas each of the proposals to be presented at the Special Meeting is considered “non-routine”. As a result, no bank, broker or other nominee will be permitted to vote your shares of Common Stock at the Special Meeting without receiving instructions. Any broker non-votes will be counted for purposes of determining whether a quorum is present at the Special Meeting but will have the same effect as a vote “AGAINST” the Merger Proposal. However, any broker non-votes will have no effect on the outcome of the vote for the Adjournment Proposal or the Advisory Compensation Proposal.

Proxies and Revocation

If you submit a proxy by telephone, via the Internet or by returning a signed proxy card by mail, your shares will be voted at the Special Meeting as you indicate. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, and “FOR” the Adjournment Proposal. If your shares of Common Stock are held through a bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to have your shares voted. If you do not instruct your broker to vote your shares, it has the same effect as a vote against the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal.

Proxies received at any time before the Special Meeting, and not revoked or superseded before being voted, will be voted at the Special Meeting. You have the right to change or revoke your proxy at any time before it is voted at the Special Meeting in the following ways:

•

Record Stockholders: You may change your vote at any time prior to the vote at the Special Meeting. Your vote may be revoked by signing and returning another proxy card with a later date, voting at the Special Meeting, or voting again via the Internet or by telephone. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern Time on [   ] will be counted. Attendance at the Special Meeting will not, by itself, revoke a proxy. You may also revoke your proxy by giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Company’s Corporate Secretary before the Special Meeting begins.

•

Stockholders who hold shares through a bank, broker or other nominee: If you hold your shares through a bank, broker or other nominee, please follow the instructions provided to you by your bank, broker or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Special Meeting.

Adjournments

Although it is not currently expected, the Special Meeting may be adjourned to solicit additional proxies. Regardless of whether a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy. In addition, if a quorum is not present, the chair of the Special Meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the Special Meeting without notice other than announcement at the Special Meeting, until a quorum is present or represented. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted “FOR” the Adjournment Proposal.

Appraisal Rights

If the Merger is completed, Company stockholders will be entitled to appraisal rights under Section 262 of the DGCL. This means that you are entitled to have the fair value of your shares of Common Stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration if you follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.

To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before the vote is taken on the Merger Proposal and you must not vote (either virtually or by proxy) in favor of the Merger Proposal. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you may waive, lose or withdraw your appraisal rights. See the section of this proxy statement titled “Appraisal Rights” beginning on page 84 and the text of the DGCL appraisal rights statute reproduced in its entirety as Annex C to this proxy statement. Consequently, if you are considering exercising appraisal rights, you should consult your legal counsel before attempting to exercise those rights.

Solicitation of Proxies

This proxy solicitation is being made and paid for by the Company on behalf of the Board. Our directors, officers and employees may solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our Common Stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged Morrow Sodali as proxy solicitor to assist in the solicitation of proxies for the Special Meeting. The Company estimates that it will pay Morrow Sodali a fee of up to $17,500, plus reimbursement of certain expenses. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons or entities representing beneficial owners of shares of Common Stock for their expenses in forwarding solicitation material to such beneficial owners.

Questions and Additional Information

If you have any questions about the Special Meeting, any of the Merger Proposal, the Advisory Compensation Proposal, or the Adjournment Proposal, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact Morrow Sodali, at (800) 662-5200.

The Board recommends that you vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, and “FOR” the Adjournment Proposal.

PROPOSAL 1: THE MERGER PROPOSAL

General

As discussed elsewhere in this proxy statement, stockholders of the Company will consider and vote on a proposal to approve and adopt the merger agreement. You should carefully read this proxy statement in its entirety for more detailed information concerning the merger agreement and the Merger. In particular, you should read in its entirety the merger agreement, which is attached as Annex A to this proxy statement. In addition, see the sections titled “The Merger,” beginning on page 26, and “The Agreement and Plan of Merger,” beginning on page 59.

Vote Required

The Company stockholder approval is required for the approval and adoption of the merger agreement. The Merger Proposal must be approved by the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Common Stock entitled to vote thereon. If you fail to authorize a proxy to vote your shares of Common Stock or vote at the Special Meeting, fail to instruct your bank, broker or other nominee on how to vote, or abstain from the Merger Proposal, it will have the same effect as a vote “AGAINST” the Merger Proposal.

Members of the Board and management who beneficially owned an aggregate of approximately [ ]% of the outstanding shares of Common Stock as of [   ] have indicated that they intend to vote in favor of the Merger Proposal.

Recommendation of our Board of Directors with respect to the Merger Proposal

The Board, at a special meeting held October 13, 2023, after due consideration, (i) determined that the merger agreement, the Merger and the other transactions contemplated by the merger agreement are in the best interests of the Company and the Company’s stockholders; (ii) approved, adopted and declared advisable the merger agreement and the execution, delivery and performance thereof by the Company and, subject to receiving the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, the consummation by the Company of the Merger and the other transactions contemplated by the merger agreement, (iii) directed that the adoption of the merger agreement be submitted to a vote of the Company’s stockholders at the Special Meeting and (iv) resolved to recommend adoption of the merger agreement by the Company’s stockholders in accordance with the applicable provisions of the laws of the State of Delaware at the Special Meeting on the terms and subject to the conditions set forth in the merger agreement. The Board has approved the Merger on the terms and conditions of the merger agreement and recommends that stockholders vote “FOR” the Merger Proposal.

PROPOSAL 2: ADVISORY COMPENSATION PROPOSAL

General

Under Rule 14a-21(c) of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are required to provide stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger, as disclosed in the section titled “The Merger—Interests of Directors and Executive Officers in the Merger—Golden Parachute Compensation,” beginning on page 51, including the table titled “Golden Parachute Payments” and accompanying footnotes. Accordingly, stockholders of the Company are being provided with the opportunity to cast a non-binding advisory vote on such payments.

Vote Required

The approval of the Advisory Compensation Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the stock having voting power present in person or represented by proxy at the Special Meeting. Assuming a quorum is present, if you fail to attend the Special Meeting in person or by proxy, or fail to instruct your bank, broker or other nominee on how to vote, it will have no effect on the outcome of this proposal. Attending the Special Meeting but abstaining on the vote on the Advisory Compensation Proposal will have the same effect as a vote “AGAINST” such proposal.

If a quorum is not present or represented at the Special Meeting, the chair of the Board or the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Special Meeting.

The approval of the Advisory Compensation Proposal is a vote separate and apart from the vote to approve the Merger Proposal, and does not affect whether the Merger Proposal is approved. The vote is advisory only and, therefore, is not binding on the Company or Parent or any of their respective subsidiaries, and, if the merger agreement is approved and adopted by stockholders of the Company and the Merger is completed, the compensation subject to this non-binding advisory vote will be payable, subject to the terms of the underlying agreements and plans, to the Company’s named executive officers even if this proposal is not approved.

Recommendation of our Board of Directors

As an advisory vote, this proposal is not binding upon the Company, the Board or Parent or any of the Company’s or Parent’s subsidiaries and approval of this proposal is not a condition to completion of the Merger. The Merger-related named executive officer compensation subject to this non-binding advisory vote will not be affected by the outcome of this non-binding advisory vote. The Board recommends that you vote “FOR” the Advisory Compensation Proposal.

Interests of Our Directors and Officers

In considering the recommendation of the Board with respect to the Advisory Compensation Proposal, you should be aware that certain of our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder and that such interests may present actual or potential conflicts of interest. All of our directors and executive officers own shares of our Common Stock, and to that extent, their interests in the Merger are the same as that of other holders of our Common Stock. See the section titled “Interests of Directors and Executive Officers in the Merger” beginning on page 47. In addition, the number of shares of our Common Stock owned by our directors and executive officers as of October 22, 2023 appears in the section titled “Stock Ownership” beginning on page 90 of this proxy statement.

PROPOSAL 3: ADJOURNMENT PROPOSAL

General

We may seek to adjourn the Special Meeting from time to time, if deemed by the Board or any designee thereof necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the Special Meeting or any adjournment or postponement thereof to adopt the merger agreement. Among other things if, at the Special Meeting, the number of shares of our Common Stock, present or represented by proxy at the Special Meeting and voting in favor of the approval of the Merger Proposal is not sufficient to approve such proposal, we intend to move to adjourn the Special Meeting in order to enable us to solicit additional proxies in respect of approval of the Merger Proposal. In that event, we will ask our stockholders to vote only upon the Adjournment Proposal, and not upon the Merger Proposal.

If the stockholders approve the Adjournment Proposal, we can adjourn the Special Meeting pursuant to the merger agreement, and can use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the stock having voting power present in person or represented by proxy at the Special Meeting. Assuming a quorum is present, if you fail to attend the Special Meeting in person or by proxy, or fail to instruct your bank, broker or other nominee on how to vote, it will have no effect on the outcome of this proposal. Attending the Special Meeting but abstaining on the vote on the Adjournment Proposal will have the same effect as a vote “AGAINST” such proposal.

If a quorum is not present or represented at the Special Meeting, the chair of the Board or the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Special Meeting.

Recommendation of our Board of Directors

The Board believes that it is in the best interests of our stockholders to enable us to have the flexibility to adjourn the Special Meeting from time to time, if necessary or appropriate, including if the number of shares of our Common Stock present or represented by proxy at the Special Meeting and voting in favor of the approval of the Merger Proposal is not sufficient to approve such proposal, to allow us to seek to obtain a sufficient number of additional votes in favor of the approval of the Merger Proposal to bring about the approval of the Merger Proposal. The Board recommends that you vote “FOR” the Adjournment Proposal.

THE MERGER

Overview

The Company is seeking the approval and adoption by Company stockholders of the Merger. Under the terms of the merger agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will be merged with and into the Company. The Company will continue as the surviving corporation and a wholly-owned subsidiary of Parent. The Board has approved the merger agreement and recommends that Company stockholders vote “FOR” the proposal to approve and adopt the Merger.

At the effective time, each share of Common Stock issued and outstanding immediately prior to the effective time will be cancelled and cease to exist and will be automatically converted into the right to receive $7.00 in cash, without interest thereon, subject to any applicable withholding taxes, other than (i) shares of Common Stock that are owned of record by the Company or any subsidiary of the Company (other than those held on behalf of a third party), (ii) shares owned of record by Parent, Merger Sub or any of their respective subsidiaries (other than those held on behalf of a third party) and (iii) shares held by stockholders who have not voted in favor of approval and adoption of the merger agreement and who are entitled to demand and properly exercise dissenters’ rights with respect to such shares and complied in all respects with all the applicable provisions of the DGCL.

Following the completion of the Merger, the Company will cease to be a publicly traded company.

Background of the Merger

The following chronology summarizes key meetings and events that led to the signing of the merger agreement. This chronology does not purport to catalogue every conversation of, by, with or among members of the Board, the Company’s management, the Company’s financial advisors, legal advisors or other representatives, Parent, Merger Sub or their financial advisors, legal advisors, affiliates or other representatives or any other person.

As part of their ongoing review of the Company’s business, in concert with the Company’s financial and legal advisors, the Board and the Company’s senior management team periodically review and evaluate the Company’s business and operations, long-term strategy, opportunities for organic growth and growth through acquisitions, capital structure and requirements, competitive position, historical performance, future prospects, and opportunities to increase stockholder value. These reviews have, from time to time, included discussions as to whether the Company should pursue various acquisitions or divestitures or pursue a sale of the Company, continue to execute on its strategy as a public company, and consider alternative capital allocation approaches. In such reviews, the Board and the Company’s senior management team considers, among other things, whether any such potential alternative would enhance stockholder value and the potential benefits and risks of any potential alternative.

In February 2022, the Company began exploring potential strategic transactions related to its test and measurement business.

On February 18, 2022, the Company retained Lake Street Capital Markets LLC (“Lake Street”) as its investment bank to advise the Company on possible strategic transactions, including transactions related to the Company’s test and measurement business.

In connection with the Company’s exploration of potential transactions related to its test and measurement business, the Company and Lake Street contacted or held discussions with approximately 60 counterparties and executed non-disclosure agreements with approximately 21 of such counterparties.

On October 26, 2022, the Company and a publicly traded infrastructure company (“Party A”) executed a non-disclosure agreement, which did not contain any provision preventing Party A from making private approaches to the Board in connection with strategic transactions.

On November 10, 2022, the Company and Party A signed a letter of intent with respect to the potential sale of the Company’s test and measurement business to Party A at a value of $70 to $75 million on a cash-free and debt-free basis, subject to the completion of due diligence and the negotiation of definitive transaction documents. The letter of intent also contained an exclusivity provision which granted Party A exclusivity until January 24, 2023 with respect to the acquisition of the Company’s test and measurement business.

Following the execution of the letter of intent, Party A and its representatives conducted an extensive legal, financial and operational due diligence process. On December 9, 2022, Party A’s legal advisors delivered an initial draft of an asset purchase agreement to Morgan, Lewis & Bockius LLP, the Company’s outside legal counsel (“Morgan Lewis”).

Over the next several months, Party A and its advisors, and the Company and Morgan Lewis negotiated the asset purchase agreement and the various other agreements contemplated thereby, and the Company’s management discussed the same with members of the Board. Based in part on the continued good faith negotiations, the Board agreed to grant to Party A an extension of exclusivity from January 24, 2023 to April 24, 2023.

On April 5, 2023, the Company’s management team, including David Neumann, and Morgan Lewis met virtually with Party A and its legal advisors in an effort to negotiate and finalize the outstanding commercial and legal issues that had not yet been agreed upon. Consensus could not be reached.

On April 10, 2023, the Company sent a termination of exclusivity letter to Party A, which was never countersigned by Party A. Party A’s exclusivity expired by its terms on April 24, 2023.

In the second quarter of 2023, the Board began engaging in discussions with respect to certain strategic transactions, including the sale of the Company’s antenna business, the sale of the Company’s test and measurement business and the sale of the entire company.

On May 1, 2023, the Company held a discussion with a private equity firm based in the United States (“Party B”).

On May 2, 2023, the Company executed a confidentiality agreement with Party B. Party B provided the Company with a preliminary overview of Party B’s valuation of the Company and the same was shared with the Board.

On May 3, 2023, following a conversation between a representative of Parent and the Company in March of 2023, members of the Company’s and Parent’s management teams held a virtual meeting to discuss the Company’s business and to provide Parent an overview of the Company’s products and markets.

On May 19, 2023, representatives of Party B met with members of the Company’s management team to discuss the Company’s products and markets, a potential strategic transaction and certain financial information. The Company did not receive any bona-fide indication of interest from Party B and conversations between the Company and Party B ceased.

On June 15, 2023, the Board held a special meeting. Representatives of Lake Street also attended and presented to the Board certain financial analyses related to the Company and the Company’s test and measurement and antenna businesses. Based on information provided to the Board, the Board determined that the most likely strategic transaction that it would be able to effect would be the sale of the Company’s test and measurement business. Accordingly, the Board determined it was in the Company’s and its stockholder’s best interests to re-engage in a process for the sale of the test and measurement business. For efficiency, the Board formed a three-member committee (the “M&A Subcommittee”), consisting of independent directors Steven Levy, Cindi Keith and Jay Sinder, to help assist the Company in efficiently evaluating potential acquisition inquiries for the Company’s test and measurement business and other potential strategic transactions, including the sale of the Company’s antenna business or the entire Company. The Board reserved for itself the authority to make all substantive determinations with respect to any such strategic transactions.

On June 19, 2023, representatives of the Company and Parent held a meeting to discuss the Company’s market segments and product lines.

On June 22, 2023, members of the Company’s management team and representatives of Lake Street met to discuss the process to sell the Company’s test and measurement business, as well as other strategic alternatives, and potential counterparties and their respective interests in a transaction with respect to the entire Company, the Company’s test and measurement business, or the Company’s antenna business.

On June 29 and July 6, 2023, the M&A Subcommittee held meetings to discuss the ongoing strategic sales process. The M&A Subcommittee discussed, among other things, the Company’s proposed sale process with respect to the test and measurement business and potential purchasers of the antenna business and the entire Company.

On July 12, 2023, certain members of the Company’s management team and representatives of Lake Street held a meeting to review the proposed process letter and the confidential information memorandum prepared by Lake Street related to the sale of the Company’s test and measurement business, as well as an overview of various potential purchasers.

On July 13, 2023, the M&A Subcommittee held a meeting to discuss the timeline for the process to sell the Company’s test and measurement business. The M&A Subcommittee also discussed, among other things, an overview of potential purchasers of the antenna business and the entire Company.

Lake Street, on behalf and with the consent of the Company, confidentially reached out to certain potential acquisition candidates with respect to the test and measurement business to gauge each party’s interest in a potential transaction and to determine whether any such party would like to receive, subject to the execution of a confidentiality agreement, material non-public information regarding the Company. In furtherance of such process, the Company entered into confidentiality agreements with Party C, a publicly listed network test and measurement company, and Party D, a multinational telecommunications company, on July 5, 2023 and July 6, 2023, respectively.

On July 14, 2023, Lake Street, on behalf of the Company, delivered the process letter and confidential information memorandum to Party C and Party D.

On July 17, 2023, a Parent representative contacted representatives of the Company to express Parent’s interest in the potential acquisition of the full Company. The Parent representative subsequently provided certain questions and a form of confidentiality agreement to the Company. The Parent representative stated that its interest was unrelated to the Company’s potential sale of its test and measurement business and instead was consistent with the prior discussions between the Company and Parent related to a purchase of the entire Company.

On July 20, 2023, the M&A Subcommittee held a meeting and discussed the status of discussions with Parent, as well as the process to sell the Company’s test and measurement business and the potential to sell the Company’s antenna business to Party E, a publicly listed communications company.

On July 20, 2023, Fritz E. Freidinger, the Company’s General Counsel, and representatives of Morgan Lewis met to discuss the status of the strategic sale process, the status of various interested parties, the form of confidentiality agreement provided by the Parent representative and various other matters.

On July 21, 2023, the Company entered into a confidentiality agreement with Party E, which had previously shown interest in the acquisition of the Company’s antenna business.

On July 25, 2023, the Company and Parent executed a confidentiality agreement. The terms of the confidentiality agreement included customary non-solicitation and standstill provisions.

On July 27, 2023, the M&A Subcommittee met, and Mr. Neumann reported that the confidentiality agreement with Parent had been signed and provided an update on the provision of information made available to Parent. The M&A Subcommittee also discussed the ongoing process to sell the Company’s test and measurement business and other matters.

On July 28, 2023, the Parent representative and Mr. Neumann discussed the expected timing of the delivery by Parent to the Company of an initial indication of interest.

On July 31, 2023, the Company received a written proposal from Party C to acquire the test and measurement business at a value of approximately $40 to $45 million (the “Party C Offer”).

On August 1, 2023, the Parent representative provided Mr. Neumann an updated timeline for the provision of its initial indication of interest, with the expectation that such an indication would be provided sometime during the week of August 7, 2023.

On August 2, 2023, Lake Street spoke with representatives of Party D, who informed Lake Street that Party D was not interested in participating in a process to acquire the Company’s test and measurement business. Party D exhibited no interest in acquiring the entire Company, and discussions ceased.

Additionally, on August 2, 2023, at a regularly scheduled Board meeting, the Board discussed, among other items, the status of the Company’s ongoing process to sell the Company’s test and measurement business, including the Party C Offer and Party D’s lack of interest, the status of discussions with Parent with respect to the sale of the entire Company, and the status of discussions with Party E with respect to a sale of the Company’s antenna business. At such meeting, Mr. Freidinger presented an overview of fiduciary duties owed by the Board to the Company and its stockholders in connection with the strategic review process and answered questions related thereto.

On August 9, 2023, the Parent representative delivered its preliminary, non-binding proposal (the “August 9 Offer”) regarding a potential acquisition of the entire Company by Parent for a per share price of $6.00.

On August 10, 2023, the M&A Subcommittee held a meeting to discuss the August 9 Offer, as well as the Party C Offer. The M&A Subcommittee determined that the August 9 Offer was not adequate. Nevertheless, the M&A Subcommittee directed Mr. Neumann to direct Lake Street to prepare certain financial analyses so that the M&A Subcommittee could better understand and compare the Parent’s offer to acquire the entire Company and the Party C Offer to acquire only the Company’s test and measurement business.

On August 11, 2023, the Company informed the Parent representative that the M&A Subcommittee deemed the August 9 Offer inadequate. In response, the Parent representative requested that the Company provide a counteroffer for consideration.

On August 14, 2023, representatives of the Company discussed the status of the M&A Subcommittee’s consideration of a counteroffer with the Parent representative and noted an upcoming scheduled meeting of the M&A Subcommittee at which a potential counteroffer would be discussed.

On August 15, 2023, the M&A Subcommittee held a meeting to further discuss the August 9 Offer from Parent, as well as the status of conversations between Lake Street and Party E. The M&A Subcommittee determined that it was prudent to hold a meeting of the Board to discuss the August 9 Offer.

On August 16, 2023, representatives of the Company and the Parent again discussed the timing of a potential counterproposal and the status of a meeting of the Board.

On August 17, 2023, Party E informed the Company that it would not make an offer to acquire the Company’s antenna business or the entire Company. Thereafter, conversations between the Company and Party E ceased.

On August 24, 2023, the Board held a special meeting with the Company’s management team and representatives of Morgan Lewis and Lake Street attending portions of the meeting. Representatives of Morgan Lewis summarized for the Board its fiduciary duties in connection with the consideration of any potential sale of the Company or a business thereof and answered questions related thereto. Additionally, representatives of Lake Street presented certain financial information regarding the Company’s test and measurement business and the Company as a whole. The Board discussed the August 9 Offer and the Party C Offer and how they compared in light of the information prepared by Lake Street, and the tax impact on the Company in connection with the sale of the test and measurement business. In connection with such discussions, the Board also discussed potential counteroffers for each Parent and Party C. The Board approved counteroffers to be provided to Parent of $7.80 per share and to Party C of $60 to $65 million. The Board further discussed potential minimum prices that would be acceptable.

On August 25, 2023, representatives of Lake Street met via teleconference with representatives of Parent and Evercore, Parent’s financial advisor, and presented the Company’s counterproposal to the August 9 Offer of $7.80 per share (comprised of $6.00 per share, with Company stockholders retaining the cash on the balance sheet of approximately $34 million), and the Company’s reasoning for such counteroffer.

On August 25, 2023, representatives of Lake Street met with representatives of Party C and presented the Company’s counterproposal to the Party C Offer of $60 to $65 million, and the Company’s reasoning for such counteroffer.

On August 28, 2023, representatives of Party C informed Lake Street that Party C would not be increasing its initial offer price.

On August 28, 2023, Parent provided an updated proposal of $6.25 per share.

On September 3, 2023, following discussion with the M&A Subcommittee, the Company provided the Parent representative an updated counterproposal of $7.50 per share.

On September 5, 2023, Lake Street reached out to Party A to inform Party A of the Company’s continued interest in selling its test and measurement business and to determine whether Party A remained interested in acquiring the test and measurement business.

On September 6, 2023, Party A responded to Lake Street offering to acquire the Company’s test and measurement business for between $60 to $65 million (the “Party A Offer”). The Party A Offer was subject to a number of contingencies, including continued due diligence and the execution of an asset purchase agreement containing terms that the Company had not previously been willing to accept.

Also on September 6, 2023, representatives of the Company and Parent met to discuss an updated proposal from Parent of $7.00 per share (the “September 6 Offer”).

On September 7, 2023, the Board held a meeting to consider updated financial information prepared by Lake Street and to discuss the Party A Offer and the September 6 Offer and consider possible counterproposals. Representatives of Lake Street and Morgan Lewis participated in the meeting. The Board determined that the Party A Offer was less attractive than a sale of the entire Company, primarily based on the value of the Party A offer, the terms to which the Party A Offer was subject and the lack of deal certainty. The Board determined a counterproposal would be made to Parent at $7.25 per share.

On September 8, 2023, the Company provided the Parent representative with the counterproposal of $7.25 per share. The Parent representative subsequently informed the Company that it would accept the $7.25 counterproposal.

On September 10, 2023, Parent delivered a non-binding proposal for the potential acquisition of the Company at a per share purchase price of $7.25 and contemplating a thirty-day exclusivity period. The non-binding proposal also included certain conditions, including a condition that the Company would have certain minimum cash and cash equivalents at the closing. The Company and Parent exchanged a draft of the proposed non-binding proposal and corresponding exclusivity agreement and ultimately executed the exclusivity agreement on September 14, 2023.

On September 14, 2023, Parent delivered to the Company a due diligence request list. Following receipt thereof, the Company began sharing material non-public information with Parent and shortly thereafter the Company provided Parent and its representatives with access to the Company’s virtual data room containing information responsive to Parent’s due diligence request list.

On September 15, 2023, the Board replaced the M&A Subcommittee with a new committee (the “Transaction Committee”) and appointed Messrs Levy, Rossabi and Sinder, all independent Directors, to serve as members. The Board authorized the Transaction Committee to (i) oversee, on behalf of the Board, the negotiation and execution of the transaction with Parent, as well as any other strategic opportunities that arise, (ii) have regular and special meetings as it sees fit to facilitate this oversight, (iii) make decisions, on behalf of the Board, as to the negotiation of the terms of the transaction and the execution of the transaction, and (iv) make recommendations to the Board as to the Board’s approval of the transaction and the terms thereof.

On September 18, 2023, Evercore introduced the Company to representatives of Latham & Watkins LLP, Parent’s legal counsel (“Latham”).

On September 20, 2023, following previous discussions and a determination by the M&A Subcommittee that it would be prudent to hire an independent financial advisor other than Lake Street for purposes of obtaining an opinion regarding the proposed transaction, the Company discussed the potential transaction with representatives of Lincoln. Following this discussion, representatives of Lincoln provided an initial draft of its engagement letter to the Company on September 25, 2023. After a review of the engagement letter by the Company and Morgan Lewis, the engagement letter with Lincoln was executed on September 27, 2023.

On September 22, 2023, Latham delivered to Morgan Lewis an initial draft of the Agreement and Plan of Merger (the “merger agreement”). Morgan Lewis reviewed the merger agreement with Mr. Freidinger.

On September 28, 2023, the Transaction Committee held a meeting attended by representatives of Morgan Lewis. The representatives of Morgan Lewis discussed the material terms of the merger agreement, including the consideration and treatment of the Company’s outstanding equity awards, the interim operating covenants applicable to the Company, the Company’s non-solicitation prohibitions and corresponding exceptions, the treatment of the Company’s employees post-closing, the conditions to closing, including a proposed minimum cash requirement, and the termination provisions, among others. The Transaction Committee asked questions (which were answered) and gave feedback on certain provisions and terms.

On October 3, 2023, Morgan Lewis delivered to Latham a revised draft of the merger agreement, which reflected conversations with and suggestions from management and the Transaction Committee. Latham subsequently delivered another revised draft of the merger agreement on October 6, 2023.

On October 5 and October 9, 2023, the Transaction Committee met, with representatives of Morgan Lewis joining, to discuss the material terms of the merger agreement. During the week of October 9, Morgan Lewis and Latham exchanged a number of drafts of the merger agreement and engaged in discussions regarding the negotiation of the same.

Also on October 9, 2023, representatives of the Company and Parent discussed the total deal consideration, and the Parent representative explained that it would not be in a position to pay more than $7.00 per share given the results of due diligence and particularly the decline in the Company’s expected financial performance. Parent indicated the offer of $7.00 per share was its best and final offer and that it was willing to drop the minimum cash closing condition. Mr. Neumann immediately informed the Board of this conversation and convened a meeting on October 10, 2023.

On October 10, 2023, the full Board met with the Company’s management and representatives of Morgan Lewis and Lake Street. The Board discussed the reduction to the purchase price by $0.25 per share, or approximately 3%, and whether the Board was willing to move forward with the transaction at the current price. Lake Street presented to the Board updated financial information and the financial impact given the reduction in the price per share, and questions were asked and answered. After a discussion, the Board determined to continue to pursue a transaction with Parent.

Also on October 10, 2023, the Company discussed with representatives of Lincoln the downward adjustment to the purchase price. Following this discussion, representatives of Lincoln updated its preliminary financial analysis of the proposed transaction.

On October 11, 2023, representatives of the Company, Morgan Lewis, Parent and Latham met via teleconference to discuss their respective goal to sign the merger agreement no later than October 13, 2023 and the various open items to be resolved in order to achieve such goal.

On October 12, 2023, representatives of the Company, Morgan Lewis, Parent and Latham met via teleconference to negotiate the final portions of the merger agreement. The parties agreed that, in furtherance of prior discussions, no minimum cash and cash equivalents closing condition would be required. Additionally, the Parties negotiated provisions relating to deal-protection provisions including what may constitute a “Superior Proposal” as well as the conduct of the parties in the event the Company were to receive proposals related to acquiring one or more of its business units during the period between signing the merger agreement and closing.

On October 13, 2023, Company management provided a letter to representatives of Lincoln, certifying the accuracy of certain historical and projected financial information provided by the Company to representatives of Lincoln for purposes of its analysis and opinion, and approved for Lincoln’s use the financial projections prepared by Company management.

On the afternoon of October 13, 2023, the Board met, with Company management and representatives of Morgan Lewis, Lake Street and Lincoln attending portions of the meeting. Representatives of Morgan Lewis summarized the key provisions of the merger agreement and again discussed with the Board members their fiduciary obligations. Representatives of Lincoln then reviewed with the Board Lincoln’s financial analysis of the proposed Merger and rendered an oral opinion (which was subsequently confirmed in writing) to the effect that, as of the date and subject to the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Lincoln, as set forth in its written opinion, the merger consideration to be received by holders of Common Stock in the Merger was fair, from a financial point of view, to such holders (other than holders of Excluded Shares). Thereafter, representatives of Lincoln left the meeting and the Board engaged in further discussion and questions were asked and answered.

Then, upon a motion duly made, the Board, among other items, (i) determined that the merger agreement, the Merger and the other transactions contemplated by the merger agreement are in the best interests of the Company and the Company’s stockholders, (ii) approved, adopted and declared advisable the merger agreement and the execution, delivery and performance thereof by the Company and, subject to receiving the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, the consummation by the Company of the Merger and the other transactions contemplated by the merger agreement, (iii) directed that the adoption of the merger agreement be submitted to a vote of the

Company’s stockholders at the Special Meeting and (iv) resolved to recommend the adoption of the merger agreement to the Company’s stockholders in accordance with the applicable provisions of the laws of the State of Delaware.

On the evening of October 13, 2023, the Company and Parent entered into the merger agreement. The Company issued a press release announcing the execution of the merger agreement later that evening.

Recommendation of our Board of Directors

At the Special Meeting of the Board on October 13, 2023, after careful consideration, the Board:

•	determined that the merger agreement, the Merger and the other transactions contemplated by the merger agreement are in the best interests of the Company and the Company’s stockholders;

•

approved, adopted and declared advisable the merger agreement and the execution, delivery and performance thereof by the Company and, subject to receiving the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, the consummation by the Company of the Merger and the other transactions contemplated by the merger agreement,

•	directed that the adoption of the merger agreement be submitted to a vote of the Company’s stockholders at the Special Meeting; and

•

resolved to recommend the adoption of the merger agreement by the Company’s stockholders in accordance with the applicable provisions of the laws of the State of Delaware at the Special Meeting on the terms and subject to the conditions set forth in the merger agreement.

Reasons for Recommending the Approval and Adoption of the Merger Agreement

In evaluating the merger agreement and the transactions contemplated thereby, including the Merger, the Board consulted with the Company’s senior management team and outside legal and financial advisors and considered and evaluated a significant amount of information and numerous factors, including the following factors, each of which the Board believed supported a determination to approve the merger agreement and the transactions contemplated thereby, including the Merger, and a recommendation that the Company’s stockholders vote in favor of adopting the merger agreement:

•

Per Share Merger Consideration. The Board considered the fact that the per share merger consideration of $7.00 in cash would provide the Company’s stockholders with a significant premium over the market prices at which the shares of the Common Stock had been trading, including representing a premium of (i) approximately 50% over the closing price of the Company’s common stock of $4.66 per share on October 13, 2023, the last trading day before the public announcement of the merger agreement, and (ii) approximately 69% over the closing price of the Common Stock of $4.14 per share on September 13, 2023, the last trading date prior to the date on which the Company and Parent entered into the exclusivity letter.

•	Historical Performance and Standalone Prospects. The Board considered:

•

the current and historical financial condition, results of operations and business of the Company and the Company’s historical performance relative to other companies in the industry, including the Company’s organic revenue and EBITDA growth rates in recent years;

•	the Company’s stand-alone plan, including the Company’s financial projections and the risk associated with achieving the financial results contemplated by such plan;

•	the Company’s required technology investments and capital expenditures;

•

the current state of the economy and uncertainty surrounding projected macroeconomic conditions, particularly as they impact the Company’s business and the markets for the Company’s product, in the near term and long-term; and

•

the Company’s competitive position in the industry and the Company’s recent and historical performance relative to other companies in the industry, including the challenges of operating on a smaller scale than, and not having the depth of resources of, certain of the Company’s competitors, as well the Company’s inability to achieve the margins of its larger competitors due to the Company’s public company and other fixed costs.

•

Sales Process. The Board considered the competitive exploratory process engaged in by the Company for the sale of the Company’s test and measurement business in 2022, in which Lake Street, at the direction of the Company, reached out to or held discussions with approximately 60 counterparties (including a mix of strategic parties and financial sponsors and all of the parties that Lake Street identified as the most likely to have the interest and ability to undertake a strategic transaction with the Company), of which approximately 21 executed non-disclosure agreements with the Company. The Board also considered a second process to sell the Company’s test and measurement business that began in June 2023 and considered the process for a sale of the antenna business and a sale of the entire Company. Based on (i) the fact that the competitive exploratory process had not resulted in any actionable definitive offers greater than the $7.00 per share merger consideration for the sale of the entire Company, and (ii) the Board’s view that any other potentially interested parties likely would have contacted the Company or Lake Street to the extent there was any serious acquisition interest, the Board believed that it was unlikely that any other party would be willing to acquire the Company at a price in excess of the $7.00 per share merger consideration. Further, the Board considered that, although the Company had received a non-binding indication of value from Party A of $60 to $65 million for the Company’s test and measurement business, the risks of pursuing a transaction with Party A outweighed the advantages, given that Party A’s indication was subject to a number of contingencies, including continued due diligence and the execution of an asset purchase agreement containing terms that the Company had not previously been willing to accept.

•

Potential Strategic Alternatives. The Board considered the strategic alternatives available to the Company, including the sale of its test and measurement business, the sale of its antenna business and potential strategic acquisitions, as well as the potential stockholder value that might result from implementing such alternatives, the feasibility of such alternatives and the risk associated with pursuing such alternatives, as well as the ability of the Company to successfully execute and implement such alternatives. The Board, the Company and its management previously engaged a number of resources to advance the above strategic alternatives. With this past experience in mind, the Board considered its assessment that on a risk-adjusted basis, none of the above strategic alternatives was reasonably likely to create greater value for the Company’s stockholders than the proposed merger pursuant to the merger agreement.

•

Cash Consideration; Certainty of Value. The Board considered the fact that the merger consideration is a fixed cash amount, providing the Company’s stockholders with certainty of value and liquidity immediately upon the closing of the Merger, in comparison to the risks and uncertainty that would be inherent in remaining a stand-alone company after taking into account timing of execution of its stand-alone plan as well as business, competitive, industry and market risk.

•

Course of Negotiations. The Board considered the course of negotiations with Parent, including that Parent initially was willing to offer $7.25 per share, which offer was subject to due diligence and minimum cash assumptions. When the Company’s management discussed with Parent the reduction in price in Parent’s proposal from $7.25 per share to $7.00 per share, Parent indicated it was its best and final offer. In light of the foregoing, the due diligence activities undertaken by Parent, Parent’s agreement to drop the minimum cash closing condition in the merger agreement and the maturity of the negotiation of the merger agreement at such time, the Board believed that Parent’s $7.00 per share offer, a full dollar per share higher than Parent’s original offer, was the highest price that Parent was willing to pay for the Company and the highest price reasonably available for the Company, taking into account Parent’s firm offer price and the likelihood that Parent’s proposed transaction would be completed in accordance with its terms.

•

Opinion of Lincoln International LLC. The Board considered the financial analysis and oral opinion delivered by Lincoln to the Board on October 13, 2023 (which was subsequently confirmed in writing) to the effect that, as of such date and subject to the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Lincoln as set forth in its written opinion, the merger consideration to be received by the holders of Common Stock in the Merger was fair, from a financial point of view, to such holders (other than holders of Excluded Shares).

•	Input of the Company’s Financial Advisor. The Board considered input from Lake Street on a number of financial and related matters.

•	Ability of Parent to Consummate the Merger. The Board considered the proven ability of Parent to complete numerous acquisition transactions on the agreed terms.

•

The Merger Agreement. The Board considered the terms and conditions of the merger agreement and the course of extensive negotiations of the key provisions thereof with Parent, including the parties’ respective representations, warranties and covenants, the conditions to their respective obligations to consummate the Merger and their ability to terminate the merger agreement. In particular, the Board considered the following:

•

Conditions to the Consummation of the Merger. The Board considered that the proposed merger was likely to be consummated, including that the merger agreement is subject to limited closing conditions that are customary in nature, Parent’s obligations to use commercially reasonable efforts to consummate the Merger and its obligation to take all actions necessary to obtain all governmental approvals (subject to certain limitations), and that no non-governmental third-party consents are conditions to the consummation of the proposed merger.

•

No Financing Condition. The Board considered that the Merger is not subject to a financing condition and, in particular, that Parent has represented that it has and would have sufficient funds on hand to consummate the Merger and to satisfy when due all of the obligations of Parent and Merger Sub under the merger agreement, including the payment of the aggregate merger consideration and the payment of all costs and expenses of the Merger (including any obligations of the surviving corporation and the Company subsidiaries) which become due or payable by the surviving corporation or any Company subsidiary in connection with the Merger as contemplated by the merger agreement.

•	Specific Performance. The Board considered the Company’s right, pursuant and subject to the merger agreement, to specific performance to cause closing to occur.

•

Ability of the Board to Engage in Passive Discussions Involving Competing Proposals. The Board considered the provisions of the merger agreement that provide for the Company’s ability, under certain circumstances and subject to the merger agreement, to furnish information to and conduct negotiations with a third party, if the Board determines in good faith, after consultation with its outside financial advisors and outside legal counsel, that such third party has made a competing proposal that is or would reasonably be expected to lead to a superior proposal if the failure to do so would be reasonably likely to be inconsistent with the Board’s fiduciary duties under applicable law.

•	Ability of the Board to Change Company Recommendation; Ability to Terminate the Merger Agreement. The Board considered the provisions of the merger agreement that provide that:

•

in certain circumstances and subject to the merger agreement, the Board is permitted to change the Company’s recommendation and is permitted to terminate the merger agreement to enter into an agreement with respect to a superior proposal if the Board concludes in good faith, after consultation with its outside financial advisors and outside legal counsel, that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, subject to payment to Parent of a termination fee of approximately $4.9 million, or approximately 3.5% of the aggregate value of the merger consideration; and

•

in certain other circumstances not related to a superior proposal and subject to the merger agreement, the Board is permitted to change the Company recommendation in response to an intervening event if the Board concludes that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties, which would result in Parent having the right to terminate the merger agreement at which time the Company would be required to pay Parent a termination fee of $4.9 million, or approximately 3.5% of the equity value of the merger consideration.

•

The Board also considered its belief that the terms of the merger agreement were reasonable and would not discourage other acquirers from making an alternative proposal to acquire the Company or an individual businesses.

•

Structure; Company Stockholder Adoption. The Board considered that the structure of the transaction as a merger would result in detailed public disclosure and a reasonable period of time prior to stockholder approval of the Merger during which an unsolicited superior proposal could be brought forth, and that completion of the Merger requires the affirmative vote of the holders of a majority of the outstanding voting shares of Common Stock.

•

Timing of Completion. The Board considered the anticipated timing of the consummation of the transactions contemplated by the merger agreement and the structure of the transaction as a merger and concluded that the Merger could be completed in a reasonable timeframe and in an orderly manner. The Board also considered that the potential for closing the Merger in a reasonable timeframe could reduce the amount of time in which the Company’s business would be subject to the potential uncertainty of closing and related disruption.

•

Availability of Dissenters’ Rights. The Board considered the availability of dissenters’ rights under Delaware law to the Company’s stockholders who do not vote in favor of the adoption of the merger agreement and who otherwise comply with all of the required appraisal procedures under Delaware law.

In the course of its deliberations, the Board also considered certain risks and other potentially negative factors concerning the transactions contemplated by the merger agreement, including:

•

No Direct Ongoing Participation in the Surviving Corporation’s Potential Upside. The Board considered that following the Merger, the Company will no longer exist as an independent public company and existing Company stockholders would not have the opportunity to continue participating in the surviving corporation’s upside as a stand-alone company, including future earnings or growth of the surviving corporation or synergies that may result from the consummation of the Merger.

•

Taxable Consideration. The Board considered that for U.S. federal income tax purposes, the merger consideration will be taxable to the Company’s stockholders who are entitled to receive such consideration.

•	No Solicitation of Alternative Proposals. The Board considered the fact that the merger agreement precludes the Company from actively soliciting alternative proposals.

•

Interim Restrictions on Business. The Board considered that the merger agreement generally requires the Company to use commercially reasonable efforts to conduct its business and operations in all material respects in the ordinary course of business consistent with past practice pending consummation of the proposed merger and restricts the Company, without Parent’s consent, from taking certain specified actions until the proposed merger is completed, which restrictions may affect the Company’s ability to execute its business strategies, respond effectively to competitive pressures and industry developments, pursue alternative business opportunities, make appropriate changes to its business, or attain its financial and other goals, all of which may impact the Company’s financial condition and results of operations.

•

Potential Failure to Consummate the Merger. The Board considered that the proposed merger may not be consummated in a timely manner or at all, due to a failure of certain closing conditions, many of which are not within the Company’s control, to be satisfied or (if permissible under applicable law) waived, including approvals from one or more governmental entities, which may involve certain risks and costs to the Company, including the diversion of management and employee attention, the potential negative impact on the Company’s ability to retain employees and the potential negative effects on its business relationships, including with customers, vendors and employees. The Board weighed against this consideration because the conditions are limited in nature as well as its views that the required governmental approvals will likely be obtained and the remedies available to the Company if Parent does not consummate the Merger when the closing conditions are satisfied.

•

Risk of Consummation. The Board considered the fact that the Merger might not be consummated in a timely manner or at all due to a failure by the Company and Parent to obtain the required governmental approvals, in which case the Company would have incurred significant transaction and opportunity costs without the possibility of a specified reverse termination fee. The Board, however, believes that the prospects for receiving such governmental approvals and consummating the Merger are good.

•

Possible Disruption of Business. The Board considered the possible disruption to the Company’s business that may result from the announcement of the transactions and the resulting distraction of the attention of the Company’s management and employees. The Board also considered the fact that the merger agreement contains limitations regarding the operation of the Company during the period between the signing of the merger agreement and the consummation of the proposed merger, which may delay or prevent the Company from undertaking certain business opportunities that may arise or any other action that it might make with respect to its operations.

•

Interests of Officers and Directors. The Board considered that the Company’s directors and executive officers may receive certain benefits that are different from, and in addition to, those of the Company’s stockholders (such as change in control or termination payments).

•	Company Termination Fee. The Board considered that under certain circumstances, the Company may be required to pay Parent a termination fee.

The Board concluded that the potentially negative factors associated with the proposed merger were outweighed by the potential benefits that it expected Company stockholders would receive as a result of the proposed merger, including the belief that the proposed merger would maximize the value received by Company stockholders and eliminate the risks and uncertainties affecting the future prospects of the Company as a stand-alone company.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but includes the material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the proposed merger and the complexity of this matter, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board did not undertake to make any specific determination as to whether, or to what extent, any factor or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on its consideration of the totality of the information presented to it, including the factors described above.

In considering the Board’s recommendation, the Company’s stockholders should be aware that the executive officers and directors of the Company have certain interests, including financial interests, in the proposed merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated thereby, and in making its recommendation.

Opinion of Lincoln International LLC

On October 13, 2023, Lincoln International LLC rendered its oral opinion to the Board (which was subsequently confirmed in writing) to the effect that, as of such date and subject to and based on the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Lincoln as set forth in its written opinion, the merger consideration to be received by Company stockholders in the Merger was fair, from a financial point of view, to such stockholders (other than holders of Excluded Shares).

Lincoln’s opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, of the merger consideration to be received by Company stockholders in the Merger, and did not address any other terms, aspects or implications of the Merger, or any agreements, arrangements or understandings entered into in connection with the Merger. The summary of Lincoln’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement and which describes the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Lincoln in connection with the preparation of its opinion. Neither Lincoln’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, the Company or any security holder as to how to act or vote on any matter relating to the Merger or otherwise.

In connection with rendering its opinion, Lincoln, among other things:

•	Reviewed the following documents:

•	Audited financial statements for the Company for the fiscal years ended December 31, 2018 through December 31, 2022 per the Company’s Form 10-Ks filed with the SEC;

•	Unaudited financial statements for the Company for the six-month periods ended June 30, 2023 and June 30, 2022, per the Company’s Form 10-Q filed with the SEC on August 9, 2023;

•	Unaudited monthly summary income statement data from January 2019 through August 2023, including calculations of adjusted EBITDA by segment, provided by management of the Company;

•	Unaudited monthly trial balance sheets from January 2021 through August 2023, provided by management of the Company;

•	Management presentation prepared by the Company dated September 14, 2023;

•

Financial projections for the Company for the fiscal years ending December 31, 2023 through December 31, 2028, prepared by management of the Company and provided to Lincoln and approved for Lincoln’s use by the Company (the “Company Projections”);

•

A letter addressed to Lincoln by management of the Company which contained, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Lincoln by or on behalf of the Company, dated October 13, 2023;

•	A draft of the merger agreement dated October 13, 2023; and

•	Other internal documents relating to the history, past and current operations, financial conditions, and probable future outlook of the Company, provided to Lincoln by the management of the Company.

•	Discussed the business, financial outlook and prospects of the Company, as well as the terms and circumstances surrounding the Merger, with management of the Company;

•

Reviewed certain financial, stock trading and other information for the Company, and compared that data and information with certain stock trading, financial and corresponding data and information for companies with publicly traded securities that Lincoln deemed relevant, none of which was directly comparable to the Company;

•

Reviewed certain financial, stock trading and other information for the Company and the Merger, and compared that data and information with certain financial, stock trading and corresponding data and information for companies that have been subject to change of control M&A transactions that Lincoln deemed relevant, none of which was directly comparable to the Company and the Merger;

•

Performed certain valuation and comparative financial analyses including a discounted cash flow analysis, an analysis of selected public companies and an analysis of change of control M&A transactions that Lincoln deemed relevant; and

•	Considered such other information and financial, economic and market criteria and analyses that Lincoln deemed relevant.

In performing its analyses and rendering its opinion with respect to the Merger, Lincoln, with the Company’s consent:

•

Relied upon and assumed the accuracy and completeness of all of the financial, accounting, legal, tax and other information Lincoln reviewed, and Lincoln did not assume any responsibility for the independent verification of, nor independently verified, any of such information;

•	Relied upon the assurances of the management of the Company that they were unaware of any facts or circumstances that would make such information materially incomplete or misleading;

•

Assumed that the financial forecasts, including the Company Projections, provided to Lincoln by the Company were reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby, and Lincoln assumed no responsibility for and expressed no opinion on the assumptions, estimates, and judgments on which such forecasts, including the Company Projections were based;

•	Assumed that the Merger would be consummated in a timely manner that complies in all respects with all applicable federal and state statutes, rules and regulations;

•

Assumed that in the course of obtaining any necessary regulatory and third-party consents, approvals and agreements for the Merger, no modification, delay, limitation, restriction, or condition would be imposed that would have an adverse effect on the Company or the Merger;

•

Assumed that the Merger would be consummated in accordance with the terms outlined by the Company and other documents made available to Lincoln, without waiver, modification or amendment of any term, condition or agreement therein that was material to Lincoln’s analysis;

•

Assumed that there was no material change in the assets, liabilities, business, condition (financial or otherwise), results of operations, or prospects of the Company since the date of the most recent financial statements made available to Lincoln, other than for any such changes that were reflected in the Company Projections;

•	Assumed that the final terms of the Merger would not vary materially from those set forth in the copies or drafts, as applicable, reviewed by Lincoln; and

•	Assumed that the final versions of all documents conform in all material respects to the drafts reviewed by Lincoln.

Lincoln’s opinion was necessarily based on financial, economic, market and other conditions as they existed on and the information made available to Lincoln as of the date thereof. Although subsequent developments may affect Lincoln’s opinion, Lincoln does not have any obligation to update, revise or reaffirm its opinion.

Lincoln did not evaluate the Company’s solvency and was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of the Company or any of its subsidiaries, nor was Lincoln furnished with any such evaluations or appraisals. Lincoln was not requested to, nor did Lincoln, participate in the negotiation or structuring of the Merger. Lincoln was not requested to, nor did Lincoln, seek alternative candidates for the Merger.

Lincoln’s opinion (i) did not address the underlying business decision of the Board or the Company to proceed with or effect the Merger or the relative merits of the Merger as compared to other transaction structures, transactions or business strategies that may be available to the Company or the effect of any other transaction in which the Company might engage, and did not address whether the merger consideration to be received was the best possibly attainable under the circumstances, (ii) did not constitute advice or a recommendation to the Board or any security holder as to how they should act or vote with respect to any matter relating to the Merger, and (iii) only addressed the fairness from a financial point of view of the merger consideration to be received by the stockholders of the Company in the Merger and did not address any other terms, aspects or implications of the Merger, or any agreements, arrangements or understandings entered into in connection with the Merger or otherwise. Lincoln expressed no opinion as to the fairness of any portion or aspect of the Merger to (a) the holders of any class of securities, creditors or other constituencies of the Company, or any other party, except as expressly set forth in its opinion, or (b) any one class or group of the Company’s security holders, creditors or other constituencies vis-à-vis any other class or group of the Company’s security holders, creditors or other constituents (including, without limitation, the allocation of any merger consideration among or within such classes or groups of security holders, creditors or other constituents). The decision as to whether to proceed with the Merger or any related transaction depends on an assessment of various factors, many of which are unrelated to the financial analyses on which Lincoln’s opinion was based.

Lincoln expressed no opinion as to what the market price or value of the stock of the Company would be after the announcement of the Merger. Lincoln’s opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Lincoln also expressed no opinion about the amount or nature of any compensation or equity arrangement to be given to the Company’s officers, directors or employees, or any class of such persons, in connection with the Merger relative to the merger consideration in the Merger.

Set forth below is a summary of the material financial analyses reviewed by Lincoln with the Board on October 13, 2023 in connection with rendering Lincoln’s opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Lincoln. The order of the financial analyses described, and the results of these analyses, do not represent relative importance or weight given to these analyses by Lincoln. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before October 12, 2023 and is not necessarily indicative of then-current market conditions.

The following summary of Lincoln’s financial analyses includes information presented in tabular format. Several financial analyses were employed and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Each of the analyses conducted was carried out to provide a particular perspective of the merger consideration. In order to fully understand the analyses, the tables must be read together with the full text of each summary. The tables are not intended to stand alone and alone do not constitute complete analyses. Considering the tables below without considering the full narrative description of Lincoln’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses.

While this summary describes certain of the analyses and factors that Lincoln deemed material in its presentation to the Board, it is not a comprehensive description of all analyses and factors considered by Lincoln. The preparation of a fairness opinion is a complex process that involves various determinations as to appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description.

Lincoln did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support its opinion as to the fairness of the merger consideration. Accordingly, Lincoln believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it in rendering its opinion without considering all analyses and factors could create a misleading or incomplete view of the evaluation process underlying the opinion. Lincoln did not place any specific reliance on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its opinion.

Summary of Lincoln’s Financial Analysis

Discounted Cash Flow Analysis

Lincoln performed a discounted cash flow analysis of the Company. A discounted cash flow analysis is a valuation methodology used to derive an intrinsic valuation of a company by calculating the present value of its estimated future cash flows. Lincoln performed a discounted cash flow analysis of the projected unlevered free cash flows of the Company for the fiscal years 2023 through 2028. Free cash flow was based on the forecasted unlevered after-tax net operating profits adjusted for non-cash charges, working capital investments, and capital expenditures. The tax rate utilized in the discounted cash flow analysis was 26.0%, as provided by Company management. Lincoln calculated the net present value of the projected unlevered free cash flows utilizing an estimate of the Company’s weighted average cost of capital for the discount rate. For purposes of its discounted cash flow analysis, Lincoln utilized and relied upon the Company Projections, which provided a financial forecast for the fiscal years 2023 through 2028, and other financial information provided by Company management. For further information regarding the Company Projections, see “The Merger—Forward-Looking Financial Information.”

In calculating the net present value of the unlevered free cash flows in the discounted cash flow analysis, Lincoln utilized a weighted average cost of capital range of 13.5% to 15.0%. The discount rate range was selected giving consideration to market-based and company-specific risks and was based on Lincoln’s professional judgment and experience. Lincoln calculated the Company’s terminal value by applying an assumed perpetuity growth rate of 3.5% to the Company’s terminal year unlevered free cash flows. Lincoln discounted the indicated terminal value to present value using the selected range of discount rates, and added the present value of the unlevered free cash flows and the present value of certain tax amortization benefits as provided by Company management. Based on these assumptions, and after rounding, Lincoln’s discounted cash flow analysis indicated an estimated enterprise value range for the Company of $54.0 million to $62.0 million. Lincoln then calculated an estimated equity value range for the Company by adding the present value of certain tax benefits anticipated to result from the Company’s net operating losses, adding the amount of the Company’s cash and cash equivalents, and subtracting the amount of the Company’s capital lease obligations, each as of August 31, 2023 and as provided by Company management. The resulting estimated equity value range was then divided by the number of shares of Common Stock outstanding, as provided by Company management, to derive a range of equity values per share of $4.83 to $5.27, as compared to the equity value per share of $7.00 in the Merger.

Selected Public Companies Analysis

Lincoln performed a selected public companies analysis for the Company. Although none of the selected public companies is directly comparable to the Company, Lincoln selected the public companies for its analysis based on their degree of similarity to the Company, primarily in terms of operations, geographic footprint, size, and historical and projected financial performance as compared to the Company. Lincoln analyzed the selected public companies listed below:

•	Airgain, Inc.

•	Amphenol Corporation

•	AmpliTech Group, Inc.

•	Anristu Corporation

•	Aviat Networks, Inc.

•	Inseego Corp.

•	Keysight Technologies, Inc.

•	PowerFleet, Inc.

•	Spirent Communications plc

•	TE Connectivity Ltd.

•	Viavi Solutions Inc.

The table below summarizes observed historical and projected multiples of enterprise value to last 12 months (“LTM”) revenue, LTM earnings before interest, taxes, depreciation and amortization (“EBITDA”), estimated calendar year 2023 EBITDA (“2023P EBITDA”), estimated calendar year 2024 EBITDA (“2024P EBITDA”), and estimated calendar year 2025 EBITDA (“2025P EBITDA”) for the selected public companies, in each case as of October 12, 2023. The EBITDA estimates for calendar years 2023, 2024 and 2025 for the selected public companies were derived based on certain publicly available historical financial data and equity research analyst estimates for the selected public companies.

The results of this analysis were as follows:

Selected Public Companies Analysis

Enterprise Value as a Multiple of
Company Name	LTM EBITDA	2023P EBITDA	2024P EBITDA	2025P EBITDA	LTM Revenue
Airgain, Inc.	NMF	NMF	NMF	NA	0.42x
Amphenol Corporation	18.5x	19.2x	17.9x	16.4x	4.42x
AmpliTech Group, Inc.	NMF	NMF	1.4x	NA	0.47x
Anritsu Corporation	7.4x	6.5x	5.8x	5.4x	0.98x
Aviat Networks, Inc.	7.9x	7.6x	6.2x	NA	0.92x
Inseego Corp.	NMF	13.6x	7.8x	NA	0.87x
Keysight Technologies, Inc.	13.5x	12.8x	12.6x	NA	3.98x
PowerFleet, Inc.	NMF	NMF	9.8x	9.8x	1.04x
Spirent Communications plc	5.8x	8.1x	7.1x	5.8x	1.00x
TE Connectivity Ltd.	12.1x	12.1x	11.0x	10.0x	2.61x
Viavi Solutions Inc.	13.5x	16.3x	9.7x	8.9x	1.92x

Note: 2025P EBITDA figures were not available for Airgain, Inc., AmpliTech Group, Inc., Aviat Networks, Inc., Inseego Corp. and Keysight Technologies, Inc. LTM EBITDA figures were not meaningful for Airgain, Inc., AmpliTech Group, Inc., Inseego Corp. and PowerFleet, Inc.; 2023P EBITDA figures were not meaningful for Airgain, Inc., AmpliTech Group, Inc. and PowerFleet, Inc.; and 2024P EBITDA figures were not meaningful for Airgain, Inc.

None of the selected public companies was identical to the Company. As a result, a complete valuation analysis cannot be limited to a quantitative review of the selected public companies, but also requires complex consideration and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Company.

Selected M&A Transactions Analysis

Lincoln reviewed publicly available information related to selected mergers and acquisitions transactions listed in the table below. The selection of these transactions was based on, among other things, the target company’s industry and operational similarity, the relative size of the transaction, and the availability of public information related to the selected transaction.

Selected M&A Transactions Analysis

Announcement	Target	Acquiror	Enterprise Value as a Multiple of
			LTM Revenue	LTM EBITDA
August 2022	Sierra Wireless, Inc.	Semtech Corporation	2.07x	NMF
December 2021	Microlab/FXR LLC	RF Industries, Ltd.	1.52x	6.6x
July 2021	TeraTron GmbH	TXT e-solutions S.p.A.	1.33x	7.2x
June 2021	EXFO Inc.	11172239 Canada Inc.	1.32x	14.1x
May 2021	Nearfield Systems Inc.	AMETEK, Inc.	2.56x	NA
March 2021	octoScope, Inc.	Spirent Communications plc	3.65x	NA
December 2020	Allgon AB (publ)	Bure Equity AB (publ)	1.99x	12.2x
August 2020	Microwave Vision S.A.	HLD Associés	1.51x	10.7x

Note: LTM EBITDA figures were not available for the transactions involving Nearfield Systems Inc. / AMETEK, Inc. and octoScope, Inc. / Spirent Communications plc; LTM EBITDA figures were not meaningful for the transaction involving Sierra Wireless, Inc. / Semtech Corporation.

The LTM revenue and LTM EBITDA multiples for the selected target companies were calculated based on certain publicly available historical financial data for the selected M&A transactions. No company or transaction utilized in the selected M&A transactions analysis was identical or directly comparable to the Company or the Merger.

Summary of Selected Public Companies / Selected M&A Transactions Analyses

To determine a range of implied enterprise values for the Company, Lincoln multiplied its selected range of enterprise value to 2023P EBITDA and 2024P EBITDA multiples of 9.0x to 10.0x and 8.0x to 9.0x, respectively, by the Company’s 2023P EBITDA and 2024P EBITDA, based on the Company Projections. This analysis resulted in a range of implied enterprise values for the Company of approximately $52.4 million to $58.2 million and $53.1 million to $59.7 million, respectively, and an indicated enterprise value reference range, after rounding, of $53.0 million to $59.0 million. Lincoln then calculated an estimated equity value range for the Company by adding the present value of certain tax benefits anticipated to result from the Company’s net operating losses, adding the amount of the Company’s cash and cash equivalents, and subtracting the amount of the Company’s capital lease obligations, each as of August 31, 2023 and as provided by Company management. The resulting estimated equity value range was then divided by the number of shares of Common Stock outstanding, as provided by the Company management, to derive a range of equity values per share of $4.79 to $5.11, as compared to the equity value per share of $7.00 in the Merger.

Valuation multiples were selected, in part, by taking into consideration historical and projected financial performance metrics of the Company relative to such metrics of the selected public companies and selected

M&A transactions target companies, including, but not limited to, the size of the Company on a revenue and EBITDA basis, historical, estimated and projected EBITDA margins compared to the selected public companies, and historical, estimated and projected revenue and EBITDA growth compared to the selected public companies.

Summary of Analysis

The range of indicated enterprise values for the Company that Lincoln derived from its discounted cash flow analysis and its selected public companies and selected M&A transactions analysis were $54.0 million to $62.0 million and $53.0 million to $59.0 million, respectively. Lincoln derived a concluded enterprise value range for the Company based on the average of the enterprise value ranges implied by the discounted cash flow analysis and the selected public companies and selected M&A transactions analyses, which resulted in a concluded enterprise value range for the Company of $53.5 million to $60.5 million. Lincoln then calculated an estimated equity value range for the Company by adding the present value of certain tax benefits anticipated to result from the Company’s net operating losses, adding the amount of the Company’s cash and cash equivalents, and subtracting the amount of the Company’s capital lease obligations, each as of August 31, 2023 and as provided by Company management. The resulting estimated equity value range was then divided by the number of shares of Common Stock outstanding, as provided by Company management, to derive a concluded range of equity values per share of $4.81 to $5.19, as compared to the equity value per share of $7.00 in the Merger.

Miscellaneous

Lincoln and its affiliates provide a range of investment banking and financial services and, in that regard, Lincoln and its affiliates may in the future provide investment banking and other financial services to the Company, Parent, or each of their respective affiliates, for which Lincoln and its affiliates would expect to receive compensation. Lincoln was engaged by the Company on September 27, 2023 to render an opinion to the Board as to whether the merger consideration to be received by Company stockholders in the Merger was fair, from a financial point of view, to such stockholders. Lincoln received fees for its services of approximately $275,000, of which a portion was payable at the time Lincoln was engaged by the Company, and the remainder of which became payable upon Lincoln informing the Board that it was prepared to deliver its opinion as requested. No portion of Lincoln’s fee in connection with the delivery of its opinion is contingent upon either the conclusion reached in its opinion or the consummation of the Merger. Pursuant to the engagement letter between Lincoln and the Company, the Company agreed to customary expense reimbursement and indemnification provisions. With the exception of a prior financial advisory assignment for the Company in 2023 in connection with a proposed transaction that was terminated, and for which Lincoln received customary compensation and indemnification, no other fees have been paid to Lincoln and its affiliates by the Company, Parent or their respective affiliates during the past two years.

Forward-Looking Financial Information

Given the unpredictability of the underlying assumptions and estimates inherent in preparing financial projections, the Company does not as a matter of general practice publicly disclose detailed projections as to its anticipated financial position or results of operations. The Company has provided estimated revenue and earnings ranges for the then-subsequent quarters in its regularly-scheduled earnings releases.

In connection with the Company’s evaluation of potential strategic alternatives, in August 2023, the Company’s management prepared forward-looking financial information with respect to fiscal years 2023 and 2024, taking into account the Company’s results through June 2023. The financial projections were provided to the Company’s financial advisor, Lake Street, reviewed by the Company’s Board, and provided to Parent. These projections were subsequently updated in late September and early October 2023 to reflect additional information with respect to fiscal years 2023 and 2024. At the same time, the Company prepared forward-looking financial information for years beyond 2024. The revised projections were reviewed by the Board and provided to Lake

Street and to financial advisor Lincoln for their use and reliance in connection with their financial analyses and opinions as described in the section titled “The Merger—Opinion of Lincoln International LLC,” beginning on page 38.

The financial projections were prepared assuming the Company’s continued operation on a stand-alone basis. None of the financial projections were intended for public disclosure. A summary of the financial projections is included in this proxy statement only because such financial projections or certain portions thereof were made available to the Board and the Company’s financial advisors, as applicable. The inclusion of the financial projections in this proxy statement does not constitute an admission or representation of the Company that the financial projections or the information contained therein is material.

The financial projections are unaudited and were not prepared with a view toward public disclosure or compliance with the guidelines established by the Public Company Accounting Oversight Board (United States) for preparation and presentation of prospective financial information or generally accepted accounting principles as applied in the U.S. (“GAAP”) or the published guidelines of the SEC regarding projections and the use of non-GAAP financial measures. Neither the Company’s independent registered public accounting firm nor any other independent accountant has compiled, examined or performed any procedures with respect to the financial projections or expressed any opinion or any other form of assurance on the financial projections or their achievability. The Company’s independent registered public accounting firm assumes no responsibility for, and disclaims any association with, the financial projections.

In the view of the Company’s management, the financial projections were prepared on a reasonable basis reflecting management’s best available estimates and judgments regarding the Company’s future financial performance at the time of their preparation. The financial projections are not facts and should not be relied upon as necessarily predictive of actual future results. You are cautioned not to place undue reliance upon the financial projections. Some or all of the assumptions made in connection with the preparation of the financial projections may change from the date on which the financial projections were prepared. None of the Company, or any of their respective advisors or other representatives makes any representation to any Company stockholder regarding the validity, reasonableness, accuracy or completeness of the financial projections or the ultimate performance of the Company relative to the financial projections. Except as required by applicable law, neither the Company nor any of its affiliates intends to, and each of them disclaims any obligation to, update, correct or otherwise revise the financial projections if any or all of them have changed or change or otherwise have become, are or become inappropriate (even in the short term). These considerations should be taken into account if evaluating the financial projections, which were prepared as of an earlier date.

The financial projections do not reflect changes in general business or economic conditions since the time they were prepared, changes in the Company’s businesses or their prospects or any other transactions or events that have occurred or that may occur and that were not anticipated at the time the financial projections were prepared, and the financial projections are not necessarily indicative of current values or necessarily predictive of actual future performance, which may be significantly more favorable or less favorable than as set forth therein and should not be regarded as a representation that the financial forecasts, projected results or other estimates and assumptions therein will be achieved.

Given that the financial projections reflect subjective judgment in many respects, they are susceptible to multiple interpretations and frequent revisions based on actual experience and business developments. The financial projections also cover multiple fiscal years, and such information by its nature becomes less predictive with each succeeding fiscal year. The financial projections constitute forward-looking information and are subject to a wide variety of significant risks and uncertainties that could cause the actual results to differ materially from the projected results, including, without limitation, the factors described in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 16, 2023, as amended by the Form 10-K/A filed on April 28, 2023, and in the Company’s other public filings with the SEC. For additional information on factors that may cause the

Company’s future financial results to materially vary from the projected results summarized below, see the section titled “Special Note Regarding Forward-Looking Statements,” on page 18. Accordingly, there can be no assurance that the projected results summarized below will be realized or that actual results will not differ materially from the projected results summarized below, and the financial projections cannot be considered a guarantee of future operating results and should not be relied upon as such. No representation is made by the Company or any of its affiliates, advisors or other representatives or any other person to any Company stockholder or any other person regarding the actual performance of the Company compared to the results included in the financial projections or otherwise.

The financial projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in the Company’s public filings with the SEC. For a more detailed description of the information available, see the section titled “Where You Can Find Additional Information,” on page 95. The financial projections do not take into account any circumstances or events occurring after the date they were prepared, including the effect of the Merger and related matters. Further, the financial projections do not take into account the effect of any failure of the Merger to be consummated and should not be viewed in any manner in that context.

The financial projections reflect various estimates, assumptions and methodologies of the Company, all of which are difficult to predict and many of which are beyond the Company’s control, including, among others, assumptions with respect to general business, economic, regulatory, litigation, market and financial conditions and matters specific to the Company’s businesses.

In addition, certain of the financial projections are non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from or as a substitute for financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled financial measures used by other companies. Furthermore, pursuant to the published guidelines of the SEC, the non-GAAP metrics are not reconciled to GAAP metrics.

Financial Projections

The following table summarizes the financial projections as of October 2023:

Financial Projections Summary

	Fiscal Year Ended December 31,
($ in millions)	2023	2024	2025	2026	2027	2028
Revenue	$82.3	$90.5	$97.2	$103.5	$109.7	$115.1
Gross Profit	39.9	44.2	48.0	51.1	53.2	55.8
Adjusted EBIT(1)	1.6	2.7	5.1	7.0	8.6	10.3
Income Taxes @ 26.0%	(0.4)	(0.7)	(1.3)	(1.8)	(2.2)	(2.7)

Net Operating Profit After Taxes	$1.2	$2.0	$3.8	$5.2	$6.4	$7.6
Depreciation & Amortization(2)	4.2	3.9	3.5	3.2	2.6	2.6
(Increase) / Decrease in Working Capital	1.5	(1.6)	(1.3)	(1.3)	(1.2)	(1.1)
Capital Expenditures	(1.2)	(1.2)	(1.3)	(1.5)	(1.5)	(1.5)

Free Cash Flow	$5.7	$3.1	$4.6	$5.6	$6.2	$7.7
Adjusted EBITDA(3)	$5.8	$6.6	$8.6	$10.2	$11.2	$13.0

(1)

EBIT is a non-GAAP financial measure defined as earnings before interest and taxes. Adjusted EBIT for purposes of these financial projections is calculated by taking EBIT and (i) replacing book amortization for intangible assets with tax-basis amortization for intangible assets and (ii) excluding operating expenses incurred in 2023 relating to strategic alternatives.

(2)	Depreciation & Amortization includes tax-basis amortization for intangible assets rather than book amortization for intangible assets.
(3)	Adjusted EBITDA is a non-GAAP financial measure defined for this purpose of these financial projections as Adjusted EBIT (calculated as described in footnote 1) plus Depreciation & Amortization.

To prepare the financial projections, Company management factored in a number of assumptions. In particular, the financial projections assume the following:

•	The Company’s revenue projections take into account the probability of winning certain project awards from the customer sales funnel.

•

Variable compensation for employees other than those on sales compensation plans occurred at a rate of 0% in fiscal year 2023 but are projected to occur at a rate of 60% for fiscal year 2024, 75% for 2025, and 80% for the remainder of the projection period. Variable compensation for employees with sales compensation plans was estimated at 60% for 2023, but projected at 80% in 2024, 85% in 2025, and 90% for the remainder of the projection period.

•	Use of working capital is projected to be consistent with historical periods.

•

The Company expects future capital expenditures to be in the range of 1-2%, which is consistent with fiscal years 2022 and 2023. Capital expenditures were higher in historical periods due to leasehold improvements for new offices and for new test equipment required for 5G technologies. In preparing these projections, the Company has assumed no similar expenditures will occur during the projected periods.

EXCEPT AS REQUIRED BY APPLICABLE LAW, NEITHER THE COMPANY NOR ANY OF ITS AFFILIATES INTENDS TO, AND EACH OF THEM DISCLAIMS ANY OBLIGATION TO, UPDATE, CORRECT OR OTHERWISE REVISE THE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING OR EVENTS OCCURRING AFTER THE RESPECTIVE DATES WHEN THE FINANCIAL PROJECTIONS WERE PREPARED OR TO REFLECT THE EXISTENCE OF FUTURE CIRCUMSTANCES OR THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE OR BECOME NO LONGER APPROPRIATE (EVEN IN THE SHORT TERM).

Interests of Directors and Executive Officers in the Merger

Members of the Board and the Company’s executive officers have various interests in the Merger described in this section that may be in addition to, or different from, the interests of the Company stockholders generally. You should keep this in mind when considering the recommendation of the Board “FOR” the approval and adoption of the Merger. The members of the Board were aware of these interests and considered them at the time they approved the merger agreement and in making their recommendation that Company stockholders approve and adopt the merger agreement. These interests are described below.

The Company’s directors for purposes of the discussion below are Cindy K. Andreotti, Gina Haspilaire, Cynthia A. Keith, Steven D. Levy, M. Jay Sinder, and Anthony Rossabi. In accordance with SEC rules, this discussion is required to cover former directors of the Company who served as directors of the Company at any time since January 1, 2022, which includes Giacomo Marini. Since Mr. Marini no longer serves as a director of the Company, and to the Company’s knowledge, does not have any interests in the Merger that are different from those of a Company stockholder, Mr. Marini has been omitted from the discussion below.

The Company’s executive officers for purposes of the discussion below are David A. Neumann (Chief Executive Officer and Director), Rishi Bharadwaj (Senior Vice President and Chief Operating Officer), Suzanne Cafferty (Vice President, Global Marketing), Fritz E. Freidinger (Vice President, General Counsel and

Secretary), Tricia Lancaster (Vice President, Human Resources), Daniel Laredo (Vice President, Global Sales), Kevin J. McGowan (Vice President and Chief Financial Officer), and Sumeet Paul (Vice President and Chief Information Officer). In accordance with SEC rules, this discussion is required to cover former executive officers of the Company who served as executive officers at any time since January 1, 2022, which includes Arnt Arvik (former Vice President and Chief Sales Officer), Shelley J. Bacastow (former Senior Vice President, Chief Legal Officer and Company Secretary), and Leslie Sgnilek (former Vice President of Corporate Resources and Chief Risk Officer), each of whom to the Company’s knowledge, does not have any interests in the Merger that are different from those of a Company stockholder, and therefore such former executive officers have been omitted from the discussion below.

Certain Assumptions

Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions, as well as those described in the footnotes to the table in the section titled “—Golden Parachute Compensation” below, were used:

•

the relevant price per share of Common Stock is $7.00 per share, which is the fixed price per share to be received by our stockholders in respect of their shares of Common Stock in connection with the Merger;

•

the effective time of the Merger is [   ], which is the latest practicable date prior to the date of this filing and is the assumed date of the effective time of the Merger solely for purposes of the disclosure in this section (the “assumed effective time”);

•

none of the executive officers or non-employee directors of the Company receive additional equity awards between the assumed effective time and the Merger effective time and that each such individual remains employed or in service with the Company through the Merger effective time;

•

the employment of each executive officer of the Company is terminated without “cause” or due to the executive officer’s resignation for “good reason” (as each such term is defined in the relevant plan and/or agreement), in each case, immediately following the assumed effective time.

Treatment of Outstanding Equity Awards

The merger agreement provides that, with respect to all outstanding equity awards under the Company’s equity plans, as a result of the Merger:

•

each Company option that is subject to vesting will be fully vested and cancelled in exchange for an amount in cash equal to the product of (i) the total number of shares of Company common stock subject to such cancelled Company option multiplied by (ii) the excess, if any, of (a) the merger consideration over (b) the exercise price per share of the Common Stock subject to such cancelled Company option, without interest and less any applicable tax withholdings;

•

each outstanding award of shares of Common Stock that is subject to vesting or a risk for forfeiture (“restricted stock”) will be fully vested and each share of Company common stock subject to such restricted stock award will be converted into the right to receive the merger consideration less the amount of any required tax withholdings. Each restricted stock award that is subject to performance-based vesting conditions will be deemed to be vested at the applicable target level; and

•

each Company restricted stock unit award (“RSU”) that is subject to vesting will be fully vested and cancelled in exchange for an amount in cash equal to the product of (a) the aggregate number of vested RSUs multiplied by (b) the merger consideration, without interest and less any applicable tax withholdings. Each RSU award that is subject to performance-based vesting conditions will be deemed to be vested at the target level.

Treatment of Outstanding Equity Awards—Summary Tables

Non-Employee Directors

The following table sets forth the number of shares subject to the restricted stock awards held by each individual that has served as a non-employee director of the Company since January 1, 2022, as of the assumed effective time and the estimated value of such awards based on the merger consideration. All share numbers have been rounded to the nearest whole number. Depending on when the effective time occurs, certain of these equity awards may vest and/or cancelled, in each case, prior to the effective time in accordance with their terms and independent of the occurrence of the Merger. As of the assumed effective time, none of the Company’s non-employee directors held any other equity awards with respect to the Company and none of the restricted stock awards held by the non-employee directors are subject to performance-based vesting conditions. The estimated aggregate value of payments that will be made to these non-employee directors in respect of their outstanding restricted stock awards that would be cancelled in exchange for the merger consideration is approximately $753,892.

Non-Employee Directors	Number of Shares Subject to Restricted Stock Awards (#)(1)	Value of Restricted Stock Awards($)(1)
Cindy K. Andreotti	16,339	115,272
Gina Haspilaire	16,339	115,272
Cynthia A. Keith	15,794	111,427
Steven D. Levy	15,251	107,596
M. Jay Sinder	18,082	127,569
Anthony Rossabi	25,054	176,756

(1)

Under the merger agreement, each outstanding restricted stock award that is subject to vesting or a risk for forfeiture will be fully vested and each share of Common Stock subject to such restricted stock award will be converted into the right to receive the merger consideration. The number of shares reported represents the number of shares of Common Stock subject to outstanding restricted stock awards that will vest in accordance with the merger agreement. The value reported represents (i) the full number of shares of Common Stock subject to outstanding restricted stock awards multiplied by the merger consideration of $7.00 per share plus (ii) any accrued but unpaid dividends payable to the holder of such restricted stock.

Executive Officers

The following table sets forth the outstanding (i) unvested restricted stock awards subject to time-based vesting conditions and (ii) unvested restricted stock awards subject to performance-based vesting conditions held by each executive officer of the Company as of the assumed effective time and the estimated value of such awards based on the merger consideration. Depending on when the effective time occurs, certain of these equity awards may vest and/or be cancelled, in each case, prior to the effective time in accordance with their terms and independent of the occurrence of the Merger. All share numbers have been rounded to the nearest whole number. The estimated aggregate value of payments that will be made to these executive officers in respect of their outstanding time and performance-based restricted stock awards that would be cancelled in exchange for the merger consideration is approximately $3,515,415.

Executive Officers	Number of Shares Underlying Unvested Time-Based Awards(#)(1)	Value of Unvested Time-Based Awards ($)(2)	Number of Shares Underlying Unvested Performance- Based Awards($)(3)	Value of Unvested Performance- Based Awards($)(4)
David A. Neumann	47,543	343,597	129,597	907,179
Rishi Bharadwaj	21,883	158,749	62,807	439,649
Suzanne Cafferty	10,272	74,936	32,773	229,411
Fritz E. Freidinger	6,774	48,507	16,680	116,760
Tricia Lancaster	3,650	26,273	9,434	66,308
Daniel Laredo	3,876	27,940	10,225	71,575
Kevin J. McGowan	23,867	173,675	72,200	505,400
Sumeet Paul	11,262	81,975	34,783	243,481

(1)	Included in this column are the number of shares underlying the unvested time-based restricted stock awards.
(2)

Under the merger agreement, the unvested portion of any time-based restricted stock award will be fully vested and each share of Common Stock subject to such restricted stock award will be converted into the right to receive the merger consideration less the amount of any required tax withholdings. The value reported represents (i) the number of shares subject to the unvested portion of the Company restricted stock awards as of the assumed effective time, multiplied by the merger consideration of $7.00 per share, plus (ii) any accrued but unpaid dividends payable to the holder of such restricted stock.

(3)	Included in this column are the number of shares underlying the unvested performance-based restricted stock awards at the target level.
(4)

Under the merger agreement, each unvested performance-based restricted stock award will be deemed to be vested at the applicable target level and each share of Common Stock subject to such restricted stock award will be converted into the right to receive the merger consideration less the amount of any required tax withholdings. The value reported represents the number of shares subject to the unvested portion of the performance-based restricted stock awards as of the assumed effective time, multiplied by the merger consideration of $7.00 per share.

Change in Control Severance Benefits for Executive Officers

Management Retention Agreements

The Company has entered into management retention agreements to provide retention benefits to its named executive officers (“NEOs”) and other executive officers upon the occurrence of certain events surrounding a Change Of Control (as defined in the management retention agreements). The Merger will be a Change Of Control as defined in the management retention agreements. The retention benefits offered by the Company to executive officers in connection with a Change Of Control are based on a “double trigger” requiring both (i) a completed Change of Control event, and (ii) within 12 months following such Change of Control event, either (x) an involuntary termination of such executive officer’s employment other than as a result of cause, death or disability, or (y) a termination by the executive officer of his or her employment pursuant to a “Voluntary Termination for Good Reason” (as defined in the applicable management retention agreement). The principal retention benefits available to the NEOs and participating executive officers upon satisfaction of both triggers are a lump sum payment of a specified multiple of base salary, acceleration of 100% of any certain unvested equity incentives, and Company-paid healthcare benefits for a specified period of time, all as reported in the table below. The management retention agreements also provide for the conversion of performance-based equity awards into time-based equity awards; however, as discussed above, the merger agreement contemplates that all outstanding equity awards (time or performance-based) would be accelerated in connection with the Merger, and thus the merger agreement supersedes such provision. The Company does not provide any tax gross-up on retention benefits. Severance payments and benefits under the management retention agreements are subject to the executive officer’s execution and non-revocation of a release of claims in favor of the Company and the executive officer’s compliance with a non-solicitation covenant applying during employment and for 12 months thereafter and a non-competition covenant.

The management retention agreements contain a Section 280G “best net” provision, which provides that if the total payments to the executive officer would exceed the applicable threshold under Section 280G of the Code, then those payments will be reduced to the applicable threshold to avoid the imposition of the excise taxes under Section 4999 of the Code in the event, and only in the event, such reduction would result in a better after-tax result for the executive officer.

Director and Officer Indemnification and Insurance Information

Pursuant to the terms of the merger agreement, each current or former director or officer of the Company will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the merger. For additional information, see the section titled “The Agreement and Plan of Merger—Director and Officer Indemnification and Insurance Information,” beginning on page 75.

Golden Parachute Compensation

The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of compensation that each named executive officer could receive that is based on or otherwise relates to the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the Merger-related compensation payable to the Company’s named executive officers. For additional details regarding the terms of the payments and benefits described below, see the discussion above. This Merger-related compensation is subject to a non-binding advisory vote of the Company stockholders, as set forth in Proposal 2 to this proxy statement. For additional information, see the section titled “Proposal 2: Advisory Compensation Proposal” on page 24.

The calculations in the table do not include amounts that the Company’s named executive officers were already vested in as of the date of this proxy statement. These amounts also do not reflect compensation actions that may occur after the date of this proxy statement but before the effective time.

The amounts set forth below are estimates of amounts that would be payable to the named executive officers using the assumptions described above under the section titled “The Merger—Certain Assumptions” on page 48. These estimates are based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement. Some of the assumptions are based on information not currently available, and as a result the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below. All dollar amounts set forth below have been rounded to the nearest whole number.

Name	Cash($)(1)	Equity($)(2)	Perquisites/ Benefits($)(3)	Total($)
David A. Neumann	990,000	1,250,776	25,884	2,260,660
Kevin J. McGowan	689,105	679,075	24,576	1,392,801
Rishi Bharadwaj	734,644	598,398	17,214	1,350,256

(1)

The cash amounts include cash payments under the management retention agreements that would be payable to the named executive officers if within 12 months following the Merger, either of the following occur: (i) an involuntary termination other than as a result of cause, death or disability, or (ii) a “Voluntary Termination for Good Reason” (as defined in the applicable management retention agreement). The cash payments under the management retention agreements are in the form of a cash lump sum payment in amount equal to a multiple of base salary. The current base salary amounts for Messrs, Neumann, McGowan and Bharadwaj are $440,000, $344,552, $367,322, respectively. The multiplier to determine the lump sum severance payment amount for Messrs. Neumann, McGowan and Bharadwaj are 2.25x, 2.0x and 2.0x, respectively. The foregoing amounts attributable to the named executive officer’s severance payments are considered double-trigger payments because they will only be paid upon a qualifying termination occurring within 12 months following a change in control (including the Merger).

(2)

The equity amounts consist of, in each case as described in more detail above in the section titled “Treatment of Outstanding Equity Awards”, the cash consideration to be received by each named executive officer in connection with outstanding Company restricted stock awards (including unvested performance-based restricted stock award at target). The acceleration of any unvested portion of the Company restricted stock awards and the cancellation of the Company restricted stock awards will occur immediately prior to the Merger.

The amounts attributable to Company restricted stock are attributable to a single-trigger arrangement (i.e., the accelerated payment will occur upon completion of the Merger and with respect to which payment is not conditioned upon the named executive officer’s certain termination of employment) and reflect the treatment that will apply to all similar outstanding equity awards (including awards held by individuals who are not named executive officers) pursuant to the terms of the merger agreement.

(3)

Amounts reflect payments, as provided for under the management retention agreements, in respect of the cost of certain health insurance benefits provided to the named executive officer, based on the monthly insurance premiums in effect as of the assumed effective time, for a period of twelve (12) months following termination of employment. The foregoing amounts attributable to continuation of the named executive officer’s benefits are considered double-trigger payments because they will only be paid upon a qualifying termination of employment occurring within 12 months following a change in control (including the Merger).

Certain Effects of the Merger

If the proposal to approve and adopt the merger agreement is approved by the holders of shares of Common Stock representing a majority of the outstanding voting shares of Common Stock and the other conditions to the closing of the Merger are either satisfied or (to the extent permitted by applicable law) waived, Merger Sub will be merged with and into the Company upon the terms set forth in the merger agreement. As the surviving corporation in the Merger, the Company will continue to exist following the merger as a wholly-owned subsidiary of Parent.

Following the completion of the Merger, all of the Company’s equity interests will be beneficially owned by Parent, and, by virtue of the Merger, none of the Company’s current stockholders will have any ownership interest in, or be a stockholder of, the Company, the surviving corporation or Parent. As a result, the Company’s current stockholders will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Common Stock. Following the Merger, Parent will benefit from any increase in the Company’s value and also will bear the risk of any decrease in the Company’s value.

At the effective time, except as described below, each share of Common Stock issued and outstanding immediately prior to the effective time will be cancelled and automatically converted into the right to receive $7.00 in cash, without interest thereon, other than (i) shares that are owned by the Company in treasury or owned of record by any subsidiary of the Company (other than those held on behalf of a third party), (ii) shares owned of record by Parent, Merger Sub or any of their respective subsidiaries (other than those held on behalf of a third party) and (iii) shares held by stockholders who have not voted in favor of approval and adoption of the merger agreement and who are entitled to demand and properly exercise dissenters’ rights with respect to such shares and complied in all respects with all the applicable provisions of the DGCL.

For information regarding the effects of the Merger on the Company’s outstanding equity awards and the Company’s equity plans, please see the section titled “The Merger—Interests of Directors and Executive Officers in the Merger,” beginning on page 47, and the section titled “The Agreement and Plan of Merger—Treatment of Outstanding Equity Awards and Equity Plans,” beginning on page 48.

The Common Stock is currently registered under the Exchange Act and trades on Nasdaq under the symbol “PCTI.” Following the completion of the Merger, shares of Common Stock will no longer be traded on Nasdaq or any other public market. In addition, the registration of shares of Common Stock under the Exchange Act will be terminated, and the Company will no longer be required to file periodic and other reports with the SEC with respect to Common Stock. Termination of registration of Common Stock under the Exchange Act will reduce the information required to be furnished by the Company to the Company stockholders and the SEC, and would make certain provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to the Company, to the extent that such provisions apply solely as a result of the registration of Common Stock under the Exchange Act.

Consequences if the Merger is Not Completed

If the proposal to approve and adopt the merger agreement is not approved by the holders of shares representing a majority of the outstanding voting shares of Common Stock or if the Merger is not completed for any other reason, holders of shares of Common Stock will not receive any consideration from Parent or Merger Sub for such holder’s shares of Common Stock. Instead, the Company will remain a public company, and the Common Stock will continue to be listed and traded on Nasdaq. We expect that holders of shares of Common Stock would continue to be subject to the same risks to which they are currently subject with respect to their ownership of Common Stock. If the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of the Common Stock, including the risk that the market price of the Common Stock may decline to the extent that the current market price of the Common Stock reflects a market assumption that the Merger will be completed. If the proposal to approve and adopt the Merger is not approved by the holders of shares representing a majority of the outstanding voting shares of Common Stock or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that the Company’s business, prospects or results of operations will not be adversely impacted.

In addition, if the merger agreement is terminated under specified circumstances, the Company is required to pay Parent a termination fee of $4.9 million. See the section titled “The Agreement and Plan of Merger—Expenses; Termination Fees,” on page 82.

Financing of the Merger

The Merger will be financed through Parent’s cash on hand. The Merger is not subject to a financing condition.

Regulatory Approvals

Parent and the Company have agreed to (and to cause their affiliates to) use commercially reasonable efforts to (i) consummate the Merger and the transactions contemplated by the merger agreement, (ii) promptly obtain all actions or nonactions, consents, clearances, permits (including environmental permits), waivers, approvals, authorizations and orders from governmental entities necessary or advisable in connection with the consummation of the Merger and the transactions contemplated by the merger agreement, (iii) as promptly as practicable after the date of the merger agreement, make all registrations, notifications, and filings with any governmental entity necessary or advisable in connection with the consummation of the Merger and the transactions contemplated by the merger agreement, including filings required under applicable U.S. or foreign antitrust, competition, merger control and foreign investment laws, and promptly make any further submissions that are necessary or advisable, (iv) seek to resolve any objection or assertion by any governmental entity challenging the merger agreement or the Merger and the transactions contemplated by the merger agreement, and (v) execute and deliver any additional instruments necessary or advisable to consummate the Merger and the transactions contemplated by the merger agreement.

The merger agreement provides that neither Parent nor any of its affiliates shall be required to (and the Company, its subsidiaries and its and their affiliates shall not, without Parent’s prior written consent) offer, propose, negotiate, agree to, consent to or effect (i) any operational restrictions or limitations, (ii) any sale, license, disposition or holding separate of assets or businesses, or (iii) any other remedy, condition, commitment or undertaking of any kind, in each case, in order to obtain actions or nonactions, consents, clearances, permits, waivers, approvals, authorizations or orders of governmental entities or to avoid the entry of, or to effect the dissolution of or vacate or lift, any orders that would prevent or delay the consummation of the transactions contemplated by the merger agreement.

At any time before or after the effective time, the United States Department of Justice, the Federal Trade Commission, antitrust, competition, merger control or foreign investment authorities outside of the United States or U.S. state attorneys general could take action under applicable antitrust, competition, merger control or foreign investment laws, including seeking to enjoin the completion of the Merger, conditionally approving the Merger upon the divestiture of the Company’s or Parent’s assets or businesses, subjecting the completion of the Merger to regulatory conditions or seeking other remedies, conditions or commitments. Private parties may also seek to take legal action under antitrust, competition and merger control laws under certain circumstances.

Under the merger agreement, the respective obligations of the Company, Parent and Merger Sub to complete the Merger are subject to, among other things, (i) any waiting periods (and any extensions thereof) applicable to the Merger and any commitment to, or agreement (including any timing agreement) with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the Merger and the transactions contemplated by the merger agreement having expired or been terminated and all consents, clearances, and approvals applicable to the consummation of the Merger and the transaction contemplated by the merger agreement under the competition, antitrust or merger control laws and foreign investment laws of certain jurisdictions having been obtained; and (ii) the absence of any order or other law enacted, promulgated, issued, entered, amended or enforced by a governmental entity of competent jurisdiction that is in effect and enjoins, prevents, restraints, or otherwise prohibits or makes illegal the consummation of the Merger and the transactions contemplated by the merger agreement.

United Kingdom National Security and Investment Act

The United Kingdom’s review of certain investments is governed by the National Security and Investment Act 2021 (the “NSIA”). Pursuant to the NSIA, certain transactions involving entities that carry on specified activities in the United Kingdom must be approved by the relevant U.K. Secretary of State (“SoS”). The U.K. Secretary of State also has the power to call in transactions for review where he or she reasonably suspects that a transaction has given rise or may give rise to a risk to national security. As it cannot be excluded that the Merger requires mandatory approval pursuant to the NSIA before the closing of the Merger may occur, Parent intends to submit a notification seeking confirmation from the SoS that the SoS does not intend to take any further action with regard to the Merger.

We currently expect to complete the transaction in the fourth quarter of 2023 or early 2024, assuming all consents, clearances, waiting periods or approvals applicable to the consummation of the Merger and the transactions contemplated by the merger agreement under the competition, antitrust or merger control laws and foreign investment laws of certain jurisdictions have expired or been obtained. However, we cannot guarantee when any such approvals, if applicable, will be obtained or that they will be obtained at all.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of material U.S. federal income tax consequences of the Merger to beneficial owners of Common Stock who receive cash for their shares of Common Stock in the Merger. This summary is general in nature and does not discuss all aspects of U.S. federal income taxation that might be relevant to a beneficial owner of shares in light of such beneficial owner’s particular circumstances. In addition, this summary does not describe any tax consequences arising under the laws of any state, local or foreign jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation. This summary only addresses shares of Common Stock held as capital assets within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This summary does not address the U.S. federal income tax consequences to holders of shares who demand dissenters’ rights under the DGCL. This summary does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income. This summary also does not address tax considerations applicable to any holder of shares that may be subject to special treatment under the U.S. federal income tax laws, including:

•	a bank, insurance company or other financial institution;

•	a tax-exempt organization;

•	a governmental organization, instrumentality, of controlled entity thereof;

•	a retirement plan or other tax-deferred account;

•	a partnership, an S corporation or other entity or arrangement treated as a pass-through entity for U.S. federal income tax purposes (or an investor in such an entity);

•	a mutual fund;

•	a real estate investment trust or regulated investment company;

•	a personal holding company;

•	a dealer, trader, or broker in stocks and securities or currencies;

•	a trader in securities that elects mark-to-market treatment;

•	a holder of shares subject to the alternative minimum tax provisions of the Code;

•	a holder of shares that received the shares through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•	a U.S. holder (as described below) that has a functional currency other than the U.S. dollar;

•	a “controlled foreign corporation,” “passive foreign investment company” or corporation that accumulates earnings to avoid U.S. federal income tax;

•	a holder who holds shares that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

•	a holder who does not hold shares as a capital asset within the meaning of Section 1221 of the Code (generally, for investment purposes);

•	a holder who acquired shares in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

•

a holder subject to special tax accounting rules as a result of any item of gross income with respect to our stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	a holder deemed to sell shares under the constructive sale provisions of the Code;

•	a holder that holds shares as part of a hedge, straddle, constructive sale, conversion or other risk reduction strategy or integrated transaction; or

•	a U.S. expatriate or a former citizen or long-time resident of the United States.

This summary is based on the Code, the U.S. Treasury regulations promulgated under the Code and rulings and judicial decisions thereunder, all as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of the shares. We have not sought, and do not intend to seek, any ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary. No assurance can be given that the IRS will agree with the views expressed in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation.

THIS DISCUSSION IS INTENDED ONLY AS A GENERAL SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO A HOLDER OF SHARES OF COMMON STOCK. WE URGE BENEFICIAL OWNERS OF SHARES TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR FOREIGN TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY, INCLUDING POSSIBLE CHANGES IN SUCH LAWS OR TREATIES.

For purposes of this discussion, we use the term “U.S. holder” to mean a beneficial owner of shares of Common Stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•

a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

We use the term “non-U.S. holder” to mean a beneficial owner of Common Stock (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) beneficially owns shares of Common Stock, the tax treatment of the partnership and its partners generally will depend on the status of the partners and the activities of the partnership. A partner in a partnership holding shares of Common Stock should consult such partner’s tax advisor.

U.S. Holders

General. A U.S. holder’s receipt of cash in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes, and a U.S. holder who receives cash in exchange for shares of Common Stock in the Merger will recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the shares. A U.S. holder’s adjusted tax basis in a share generally will be equal to the amount the U.S. holder paid for the share. Gain or loss will be determined separately for each block of shares of Common Stock (that is, shares acquired at the same cost in a single transaction). Such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for the shares is more than one year at the effective time. Long-term capital gain recognized by individuals and other non-corporate persons that are U.S. holders generally is subject to tax at a reduced rate of U.S. federal income tax. There are limitations on the deductibility of capital losses.

Information Reporting and Backup Withholding. A U.S. holder may be subject to information reporting with respect to the cash received pursuant to the Merger. In addition, all payments to which a U.S. holder would be entitled pursuant to the Merger will be subject to backup withholding at the statutory rate unless such holder (i) is a corporation or other exempt recipient (and, when required, demonstrates this fact), or (ii) provides a taxpayer identification number (a “TIN”) and certifies, under penalty of perjury, that the U.S. holder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A U.S. holder that does not otherwise establish an exemption should complete and sign the IRS Form W-9 in order to provide the information and certification necessary to avoid backup withholding and possible penalties. If a U.S. holder does not provide a correct TIN, such U.S. holder may be subject to backup withholding and penalties imposed by the IRS.

Any amount paid as backup withholding does not constitute an additional tax and will be creditable against a U.S. holder’s U.S. federal income tax liability, provided the required information is given to the IRS in a timely manner. If backup withholding results in an overpayment of tax, a U.S. holder may obtain a refund by filing a U.S. federal income tax return in a timely manner. U.S. holders are urged to consult their tax advisors as to qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

Non-U.S. Holders

General. A non-U.S. holder’s receipt of cash in exchange for shares of Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•	the non-U.S. holder is an individual who was present in the United States for 183 days or more during the taxable year of the Merger and certain other conditions are met;

•

the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States and, if required by an applicable tax treaty, attributable to a permanent establishment maintained by the non-U.S. holder in the United States; or

•

we are or have been a United States real property holding corporation, or “USRPHC,” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger or the period that the non-U.S. holder held our shares and the non-U.S. holder held (actually or constructively) more than 5% of our shares at any time during the five year period ending on the date of the Merger.

Gain described in the first bullet point above generally will be subject to tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty). Any such gain will be computed net of applicable U.S.-source losses from sales or exchanges of other capital assets recognized by such non-U.S. holder during the taxable year even though the individual is not considered a resident of the United States, provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses. Unless a tax treaty provides otherwise, gain described in the second bullet point above will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a 30% branch profits tax (or applicable lower treaty rate). Non-U.S. holders are urged to consult their tax advisors as to any applicable tax treaties that might provide for different rules.

With respect to the third bullet point above, the determination of whether we are a USRPHC depends on the fair market value of our United States real property interests relative to the fair market value of our other trade or business assets and our United States and foreign real property interests. We believe that we have not been a USRPHC for U.S. federal income tax purposes at any time during the five-year period ending on the date of the Merger.

Information Reporting and Backup Withholding. Information reporting and backup withholding will generally apply to payments made pursuant to the Merger to a non-U.S. holder effected by or through the U.S. office of any broker, U.S. or foreign, unless the holder certifies its status as a non-U.S. holder and satisfies certain other requirements, or otherwise establishes an exemption. Dispositions effected through a non-U.S. office of a U.S. broker or a non-U.S. broker with substantial U.S. ownership or operations generally will be treated in a manner similar to dispositions effected through a U.S. office of a broker. A non-U.S. holder must generally submit an IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) attesting to its exempt foreign status in order to qualify as an exempt recipient. Any amount paid as backup withholding does not constitute an additional tax and will be creditable against a non-U.S. holder’s U.S. federal income tax liability, provided the required information is given to the IRS in a timely manner. If backup withholding results in an overpayment of tax, a non-U.S. holder may obtain a refund by filing a U.S. federal income tax return in a timely manner. Non-U.S. holders are urged to consult their tax advisors as to qualifications for exemption from backup withholding and the procedure for obtaining the exemption. Copies of information returns that are filed with the IRS may also be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the non-U.S. holder resides or is established.

THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS OF SHARES OF COMMON STOCK. HOLDERS OF SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, FOREIGN, LOCAL OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.

THE AGREEMENT AND PLAN OF MERGER

Explanatory Note Regarding the Merger Agreement

The summary of the material provisions of the merger agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A, which is incorporated by reference in this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully in its entirety.

The merger agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the Company, Parent or Merger Sub or their respective businesses. Such information can be found elsewhere in this proxy statement or, in the case of the Company, in the public filings that the Company makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section titled “Where You Can Find Additional Information,” on page 95.

The representations, warranties and covenants made in the merger agreement by the Company, Parent and Merger Sub are qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by the disclosure letter delivered by the Company in connection with the merger agreement ( “Company disclosure letter”), which such disclosures are not reflected in the text of the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may or may not have been included in this proxy statement.

Date of the Merger Agreement

The merger agreement was executed by the Company, Parent and Merger Sub on October 13, 2023 (the “date of the merger agreement”).

The Merger

The merger agreement provides that, upon the terms and subject to the conditions set forth in the merger agreement and the applicable provisions of the DGCL, at the effective time of the Merger (the “effective time”), Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will thereupon cease and the Company will continue as the surviving corporation of the Merger and a wholly-owned subsidiary of Parent.

Closing of the Merger

The closing of the Merger will take place no later than the third business day after the date on which each of the conditions set forth in the merger agreement is satisfied, or to the extent permitted by law, waived by the party entitled to waive such condition (other than those conditions that by their terms, are only capable of being satisfied on the closing date, but subject to the satisfaction or, if permissible, waiver of such conditions by the party entitled to waive such conditions) or another time, date or place agreed to in writing by the parties to the merger agreement (we refer to the date on which the closing occurs as the “closing date”).

Concurrently with the closing, the Company will cause the certificate of merger with respect to the Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in the DGCL, and shall make all other filings and records required under the DGCL (if any). The merger shall become effective on the date and at the time when the certificate of merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed upon by the parties to the merger agreement in writing and set forth in the certificate of merger in accordance with the DGCL.

Organizational Documents; Directors and Officers

The merger agreement provides that, at the effective time, (i) the amended and restated certificate of incorporation of the surviving corporation, as in effect immediately prior to the effective time, will be amended and restated in the form attached to the merger agreement until thereafter amended in accordance with applicable law and the applicable provisions of the amended and restated certificate of incorporation of the surviving corporation, and (ii) the amended and restated bylaws of the surviving corporation shall be amended and restated in their entirety to read as the bylaws of Merger Sub, as in effect immediately prior to the effective time, and as so amended and restated, shall be the bylaws of the surviving corporation (except that references to the name of Merger Sub will be replaced by references to the name of the surviving corporation), in each case, until thereafter amended in accordance with applicable law and the applicable provisions of the certificate of incorporation and the bylaws of the surviving corporation.

Additionally, the merger agreement provides that the parties to the merger agreement shall take all requisite action so that the board of directors of the surviving corporation at the effective time shall consist of the members of the board of directors of Merger Sub immediately prior to the effective time. Furthermore, the parties to the merger agreement shall take all requisite action so that the officers of Merger Sub at the effective time shall be the officers of the surviving corporation. Each such director will hold office until his or her successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the surviving corporation and each such officer will hold office until his or her successor is duly appointed and qualified or until his or her earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the surviving corporation.

Merger Consideration

Outstanding Company Common Stock

At the effective time, except as described below, each share of Common Stock issued and outstanding immediately prior to the effective time (other than (i) shares of Common Stock that are owned by the Company in the treasury or owned of record by any subsidiary of the Company and (other than those held on behalf of any third party), (ii) all shares owned of record by Parent, Merger Sub or any of their respective subsidiaries (other than those held on behalf of a third party), in each case immediately prior to the effective time, and (iii) shares held by stockholders who have properly and validly perfected their statutory rights of appraisal in respect of such shares of Common Stock in accordance with Section 262 of the DGCL) will be cancelled and cease to exist and will be automatically converted into the right to receive $7.00 in cash, without interest thereon, subject to any applicable withholding taxes and the following paragraph.

Company-Owned and Parent-Owned Company Common Stock

At the effective time, all shares of Common Stock that are owned by the Company in treasury, owned of record by any Company subsidiaries and all shares of Common Stock owned of record by Parent, Merger Sub or any of their respective subsidiaries (in each case, other than those held on behalf of a third party) will be cancelled and will cease to exist, with no payment being made with respect thereto.

Merger Sub Capital Stock

At the effective time, each issued and outstanding share of common stock of Merger Sub will be automatically converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the surviving corporation. At the effective time, all certificates representing common stock of Merger Sub will be deemed for all purposes to represent the number of shares of common stock of the surviving corporation into which they were converted in accordance with the preceding sentence.

Dissenting Shares

All shares issued and outstanding immediately prior to the effective time and held by stockholders who have properly and validly perfected their statutory rights of appraisal in respect of such shares of Common Stock in accordance with Section 262 of the DGCL (“dissenting shares”) will not be converted into, or represent the right to receive the merger consideration but will instead be entitled to payment of the fair value (including interest determined in accordance with Section 262 of the DGCL) of such dissenting shares. We refer to a holder of dissenting shares as a “dissenting stockholder.” If such dissenting stockholder fails to perfect or has effectively withdrawn or lost the right to dissent, then the right of such holder to paid the fair value of such holder’s dissenting shares will cease and such dissenting shares will be deemed to be converted as of the effective time into, and to have become exchangeable solely for the right to receive, the merger consideration, without interest thereon.

The merger agreement provides that the Company will give Parent (i) prompt written notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to applicable law that are received by the Company for dissenters rights and (ii) the right to participate in all negotiations and proceedings with respect to such demands under the DGCL. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle any such demand, or agree to do any of the foregoing.

Treatment of Outstanding Equity Awards and Equity Plans

Company Options

The merger agreement provides that, as of immediately prior to the effective time and contingent upon the Merger, each Company option will be fully vested and cancelled in exchange for an amount in cash equal to the product of (i) the total number of shares of Common Stock subject to such cancelled Company option multiplied by (ii) the excess, if any, of (a) the merger consideration over (b) the exercise price per share of the Common Stock subject to such cancelled Company option, without interest; provided, however, that (1) any Company option with an exercise price per share equal to or greater than the merger consideration will be cancelled in exchange for no consideration and (2) such payments will be reduced by the amount of any required tax withholdings as contemplated by the merger agreement.

Restricted Stock Awards

The merger agreement provides that, as of immediately prior to the effective time and contingent upon the Merger, each Company restricted stock award (i) will be fully vested with each Company restricted stock award that is subject to performance-based vesting conditions deemed to be vested at the target level, and (ii) will be cancelled and cease to exist and will be automatically converted into the right to the merger consideration, without interest thereon, subject to any applicable withholding taxes.

Restricted Stock Units

The merger agreement provides that, as of immediately prior to the effective time and contingent upon the Merger, each Company RSU award (i) will be fully vested with each Company RSU award that is subject to performance-based vesting conditions deemed to be vested at the target level, and (ii) will be cancelled in exchange for an amount in cash equal to the product obtained by multiplying (A) the aggregate number of vested RSUs subject to such Company RSU award by (B) the merger consideration, without interest, and such payments will be reduced by the amount of any required tax withholdings as contemplated by the merger agreement.

Company Stock Plans

The merger agreement provides that, as of the effective time, the Company Stock Plans (as defined in the merger agreement) will terminate, and no further rights with respect to shares of Common Stock or any other awards will be granted thereunder.

Company Stock Purchase Plan

The merger agreement provides that, with respect to the ESPP, (i) no further Offerings (as defined in the ESPP) will commence after the date of the merger agreement, and (ii) the ESPP will terminate effective as of the effective time.

Exchange Procedures

The merger agreement provides that prior to the effective time, Parent will designate a U.S.-based nationally recognized financial institution reasonably acceptable to the Company to act as agent (the “paying agent”) for the holders of shares of Common Stock to receive the merger consideration to which such holders will become entitled pursuant to the merger agreement (the “exchange fund”). The exchange fund shall be held in trust by the paying agent for the benefit of the holders of shares of Common Stock that are entitled to receive the merger consideration. In the event the exchange fund is insufficient to make the payments contemplated of the merger consideration, Parent will promptly deposit, or cause to be deposited, with the paying agent, by wire transfer of immediately available funds, an amount in cash such that the exchange fund becomes sufficient to make such payments. The exchange fund shall not be used for any purpose other than to fund payments of the merger consideration, except as expressly provided for in the merger agreement.

As promptly as practicable after the effective time (but in no event later than the second business day following the effective time), Parent is required to cause the paying agent to mail to each holder of record of a certificate representing a share of Common Stock (a “certificate”) whose shares of Common Stock were converted into the right to receive the merger consideration pursuant to the merger agreement: (i) a letter of transmittal in customary form (agreed to by Parent and the Company prior to the effective time), which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates (or affidavits of loss in lieu thereof) to the paying agent; and (ii) instructions for effecting the surrender of the certificates in exchange for payment of the merger consideration. Upon surrender of any certificates (or affidavits of loss in lieu thereof) for cancellation to the paying agent, if applicable, and upon delivery of a letter of transmittal, duly executed and in proper form, with respect to such certificates and such other documents as may be customarily required by the paying agent, the holder of such certificates shall be entitled to receive in exchange therefor the portion of the merger consideration into which the shares formerly represented by such certificates were converted, and the certificates so surrendered shall immediately be cancelled.

Any holder of book-entry shares shall not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the merger consideration. In lieu thereof, each registered holder of one or more book-entry shares shall automatically upon the effective time be entitled to receive, and the surviving corporation shall cause the paying agent to pay and deliver as promptly as reasonably practicable after the effective time (but in no event more than two business days thereafter), the merger consideration for each book-entry share. Payment of the merger consideration with respect to book-entry shares shall only be made to the person in whose name such book-entry shares are registered (provided that, in cases in which transfers of shares were not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the certificate representing such shares or book-entry shares are registered, if such certificate or book-entry share is properly endorsed and is otherwise in proper form for surrender and transfer (subject to certain other requirements)).

No interest shall be paid or accrue on any portion of the merger consideration payable upon surrender of any certificate (or affidavit of loss in lieu thereof in accordance with Section 2.02(e) of the merger agreement) or in respect of any book-entry share.

As of the effective time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares on the records of the Company. The merger consideration paid in accordance with the terms of the merger agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares, subject, however, to the withholding of applicable taxes in accordance with the merger agreement. From and after the effective time, the holders of shares outstanding immediately prior to the effective time shall cease to have any rights with respect to such shares except as otherwise provided for in the merger agreement or by applicable law. If, after the effective time, any certificates formerly representing shares (or affidavits of loss in lieu thereof in accordance with the merger agreement) are presented to the surviving corporation or the paying agent for any reason, they shall be cancelled and exchanged in accordance with the merger agreement.

At any time following the first anniversary of the effective time, the surviving corporation shall be entitled to require the paying agent to deliver to it any portion of the exchange fund (including any interest received with respect thereto) not disbursed to or claimed by holders of shares, and thereafter such holders shall be entitled to look only to the surviving corporation (subject to abandoned property, escheat or other similar laws) as general creditors thereof with respect to the merger consideration payable in respect of their shares in accordance with the merger agreement, without interest. Notwithstanding the foregoing, none of Parent, the surviving corporation or the paying agent shall be liable to any holder of a share for merger consideration properly delivered to a governmental entity in accordance with any applicable abandoned property, escheat or similar law. If any certificate or book-entry share has not been surrendered immediately prior to the date on which the merger consideration in respect thereof would otherwise escheat to or become the property of any governmental entity, any such merger consideration in respect of such certificate or book-entry share shall, to the extent permitted by applicable law, immediately prior to such time become the property of Parent or the surviving corporation, as Parent directs, free and clear of all claims or interest of any person previously entitled thereto.

YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD. A LETTER OF TRANSMITTAL WITH INSTRUCTIONS FOR THE SURRENDER OF CERTIFICATES REPRESENTING SHARES OF COMMON STOCK WILL BE MAILED TO STOCKHOLDERS HOLDING CERTIFICATED SHARES OF COMMON STOCK IF THE MERGER IS COMPLETED.

Lost, Stolen or Destroyed Certificates

If any certificate has been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably acceptable to the paying agent) of that fact by the person claiming such certificate to be lost, stolen or destroyed, and, if required by Parent or the paying agent, the posting by such person of a bond, in such reasonable amount as Parent or the paying agent may direct, as indemnity against any claim that may be made against it with respect to such certificate, the paying agent or the surviving corporation, as applicable, will pay in exchange for such lost, stolen or destroyed certificate the portion of the aggregate merger consideration into which the shares formerly represented by such certificate were converted pursuant to the merger agreement.

Representations and Warranties

The Company, on the one hand, and Parent and Merger Sub, on the other hand, have each made representations and warranties to each other in the merger agreement. The representations and warranties referenced below and included in the merger agreement were made only for purposes of the merger agreement and as of specific dates, were solely for the benefit of the parties to the merger agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to Company stockholders and may be subject to limitations agreed upon by the parties, including being qualified by disclosures filed with or furnished to the SEC and confidential disclosures made by the Company to Parent and Merger Sub in the Company disclosure letter. The representations and warranties contained in the merger agreement should not be relied upon as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries, affiliates or businesses. The representations and warranties of each of the parties to the merger agreement will expire at the effective time.

Representations and Warranties of the Company

The Company has made customary representations and warranties to Parent and Merger Sub in the merger agreement regarding aspects of the Company’s business and various other matters pertinent to the Merger. The topics covered by the Company’s representations and warranties include the following:

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the organization, qualification to do business, good standing and capital structure of the Company and its subsidiaries and the absence of restrictions with respect to the capital stock of the Company and the subsidiaries of the Company;

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the Company’s authority to enter into, and, subject to receipt of the Company stockholder approval, consummate the transactions contemplated by the merger agreement and the approval of the board of directors of the Company with respect to the execution, delivery and performance of the merger agreement by the Company and the consummation by the Company of the transactions contemplated by the merger agreement;

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the absence of conflicts with, or violations of, laws, organizational documents or contracts, in each case as a result of the Company’s execution or delivery of the merger agreement or the performance by the Company of its covenants under, or the consummation by the Company of the transactions contemplated by, the merger agreement;

•	the governmental and regulatory approvals required to complete the Merger;

•	the Company’s and its subsidiaries’ governmental permits and compliance with law, including anti-bribery, money laundering, sanctions and export and import control laws;

•	the Company’s SEC filings since January 1, 2021, the financial statements contained in such filings and off-balance sheet arrangements;

•	the information contained in this proxy statement;

•	the Company’s and its subsidiaries’ systems of internal control over financial reporting and disclosure controls and procedures;

•	the absence of any Company material adverse effect and the absence of certain other changes or events since June 30, 2023;

•	the accuracy of the Company’s books and records;

•	the absence of certain undisclosed liabilities;

•	the absence of pending or threatened litigation, investigations, audits, actions or proceedings or outstanding judgments;

•	employee benefits matters related to the Company and its subsidiaries;

•	labor matters related to the Company and its subsidiaries;

•	tax matters related to the Company and its subsidiaries;

•	the Company’s and its subsidiaries’ owned and leased real properties;

•	environmental matters related to the Company and its subsidiaries;

•	the Company’s and its subsidiaries’ intellectual property and matters regarding data privacy;

•	matters regarding the Company’s and its subsidiaries’ product warranties;

•	product liability matters related to the Company and its subsidiaries;

•	contracts related to the Company and its subsidiaries that are described in the material contracts representation and warranty in the merger agreement (which we refer to as “material contracts”);

•	the absence of certain affiliated transactions;

•	certain matters related to government contracts;

•	insurance coverage related to the Company and its subsidiaries;

•	the Company’s and its subsidiaries’ customers and suppliers;

•	the Company’s and its subsidiaries’ inventory;

•	the opinion of the Company’s financial advisors;

•	the inapplicability of takeover statutes to the Merger;

•	the vote required to adopt the merger agreement or approve the transactions contemplated by the merger agreement; and

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the absence of broker, finder or investment banker’s fees, other than those payable to the Company’s financial advisor or Lake Street Capital Markets, LLC, in connection with the transactions contemplated by the merger agreement.

Some of the Company’s representations and warranties are qualified by the concept of a “Company material adverse effect.” Under the terms of the merger agreement, a Company material adverse effect means any condition, fact, occurrence, development, change, circumstance, event or effect (each, an “effect”) that has or would reasonably be expected to have, individually or in the aggregate together with all other effects a material adverse effect on the business, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and the subsidiaries of the Company, taken as a whole. However, none of the following and no effect arising out of or resulting from the following will constitute or be taken into account in determining whether there has been a Company material adverse effect pursuant to the foregoing clause (i), except as described in the proviso in the last bullet below:

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the entry into the merger agreement, the announcement or pendency of the merger agreement or the transactions contemplated by the merger agreement, the performance of the merger agreement or the pendency or consummation of the transactions contemplated by the merger agreement;

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any effect affecting the economy or the financial, credit or securities markets in the United States or elsewhere in the world (including interest rates and exchange rates or any changes therein) or any effect affecting any business or industries in which the Company or any of the Company and its subsidiaries operates;

•	the suspension of trading in securities generally on Nasdaq (but not the underlying cause of such suspension, unless such cause would otherwise be excepted);

•	any development or change in applicable law after the date of the merger agreement or GAAP or other applicable accounting standards or the interpretation of the foregoing;

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any action taken by the Company or any of the Company’s subsidiaries at the written request of Parent that is not required by the merger agreement, the taking of any action expressly required by the merger agreement (other than compliance with the Company’s interim operating covenants under the merger agreement) or the failure of the Company to take any action that the Company is prohibited from taking by the terms of the merger agreement;

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the commencement, occurrence, continuation or escalation of any armed hostilities, sabotage or acts of war (whether or not declared) or terrorism, or any escalation or worsening of acts of terrorism, armed hostilities or war;

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the existence, occurrence or continuation of any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or weather-related events or any national, international or regional calamity or any civil unrest or any disease outbreak, pandemic or epidemic;

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any public comments or other public communications by Parent or Merger Sub of its intentions with respect to the Company or any of its subsidiaries, including any public communications to any employees of the Company or any of its subsidiaries;

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(i) any changes in the market price or trading volume of the Common Stock or any changes in the ratings or the ratings outlook for the Company or any of its subsidiaries by any applicable rating agency or changes in any analyst’s recommendations or ratings with respect to the Company or any of its subsidiaries or (ii) any failure of the Company or any of its subsidiaries to meet any internal or external projections, budgets, guidance, forecasts or estimates of revenues, earnings or other financial results or metrics for any period, but not, in the case of, the underlying cause of such changes or failure, unless such underlying cause would otherwise be excepted; or

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any actions or claims made or brought by any of the current or former stockholders of the Company (or on their behalf or on behalf of the Company, but in any event only in their capacities as current or former stockholders) arising out of the merger agreement or any of the transactions contemplated by the merger agreement; and

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with respect to the exceptions described in the second, third, fourth, sixth and seventh bullets above, such effects will be taken into account in determining whether a Company material adverse effect has occurred if they disproportionately adversely affect the Company and its subsidiaries, taken as a whole, compared to other companies operating primarily in the same industries in which the Company and its subsidiaries operate or prevents or materially delays the consummation by the Company of the transactions contemplated by the merger agreement.

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub made customary representations and warranties to the Company in the merger agreement, in each case, subject to customary qualifications and limitations, including representations and warranties relating to the following:

•	the organization and good standing of Parent and Merger Sub;

•	each of Parent’s and Merger Sub’s authority to enter into and consummate the transactions contemplated by the merger agreement;

•	the board of directors of Parent and Merger Sub approving adoption and entry into the merger agreement and the consummation by Parent of the transactions contemplated by the merger agreement;

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the absence of conflicts with, or violations of, laws, organizational documents or certain material contracts and instruments to which Parent or Merger Sub is a party, in each case as a result of Parent’s and Merger Sub’s execution or delivery of the merger agreement or the performance by Parent and Merger Sub of their respective covenants under, or the consummation by Parent and Merger Sub of the transactions contemplated by, the merger agreement;

•	the governmental and regulatory approvals required to complete the Merger;

•	the information contained in this proxy statement;

•	the absence of pending or threatened litigation and outstanding orders which would reasonably be expected to prevent or materially delay the ability of Parent to consummate the Merger;

•	the ownership of Merger Sub by Parent;

•	Merger Sub’s lack of operating activities;

•	the sufficiency of Parent’s funds in order to consummate the transactions contemplated by the merger agreement;

•	the solvency of Parent, the surviving corporation and each subsidiary of the surviving corporation at and immediately following the effective time;

•	the absence of broker, finder or investment banker’s fees, other than those payable to Evercore Group L.L.C. in connection with the transactions contemplated by the merger agreement;

•	none of Parent, Merger Sub or any of their affiliates or associates being an “interested stockholder” of the Company (as defined in the DGCL) in the past three years; and

•	the lack of certain contracts between Parent, Merger Sub or any of their affiliates, on the one hand, and any affiliate of the Company, on the other hand.

Covenants Regarding Conduct of Business by the Company Prior to the Merger

Under the merger agreement, the Company agreed that, until the earlier of the effective time or the valid termination of the merger agreement in accordance with its terms, except (i) as set forth in the Company disclosure letter, (ii) as expressly required or expressly provided for by the merger agreement, (iii) as required by applicable law or (iv) as consented to in writing by Parent (which consent will not be unreasonably withheld, delayed or conditioned), the Company will, and will cause each of its subsidiaries to, use commercially reasonable efforts to conduct its business and operations in all material respects in the ordinary course of business consistent with past practice, and the Company will use, and will cause each of the Company’s subsidiaries to use, commercially reasonable efforts to (a) preserve intact its and their business organization and (b) preserve the present relationships and goodwill with those persons having significant business relationships with the Company and the Company’s subsidiaries and (c) comply with and maintain all material permits required to conduct its and their businesses and to own, lease and operate its and their properties and assets.

Furthermore, the Company agreed that, until the earlier of the effective time or the valid termination of the merger agreement in accordance with its terms, subject to the exceptions described in the clauses (i) through (iv) of the paragraph above, the Company will not, and will not permit its subsidiaries to:

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amend the amended and restated articles of incorporation or amended and restated bylaws of the Company or certificate of incorporation or bylaws (or other similar governing documents) of any subsidiary of the Company;

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issue, sell, grant options, RSUs, restricted stock or rights to purchase, pledge, or authorize or propose the issuance of, sale of, or grant of options, RSUs, restricted stock or rights to purchase or pledge, any securities of the Company or any of its subsidiaries, other than (i) the issuance of shares upon the exercise of Company options or the vesting and settlement of RSU awards, in each case outstanding as of the date of the merger agreement, or the issuance of shares pursuant to the terms of the ESPP and (ii) the issuance of securities by a wholly-owned subsidiary of the Company to the Company or another wholly-owned subsidiary of the Company;

•	adjust, split, combine, recapitalize, subdivide or reclassify or otherwise amend the terms of any shares of its capital stock or other equity interests;

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sell, pledge, dispose of, transfer, lease, mortgage, license, sublicense, abandon, allow to lapse, assign or encumber any Company subsidiary or any material property, securities, or material assets of the

Company or any subsidiary of the Company, except (i) pursuant to material contracts existing as of, and true, correct and complete copies of which have been made available to Parent prior to, the date of the merger agreement and set forth in the Company disclosure letter, (ii) pursuant to incidental contracts, or (iii) for de minimis dispositions or abandonments of immaterial tangible assets not currently used in the Company’s or Company’s subsidiaries’ business, in the ordinary course of business and consistent with past practice;

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declare, set aside, make or pay any dividend or other distribution with respect to any shares of its capital stock or other equity interests, whether payable in cash, stock, property or a combination thereof;

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other than (i) in connection with the exercise of any outstanding Company options or offers of purchase rights under the ESPP permitted by the terms of such Company options or the ESPP, as applicable, or the payment of related withholding taxes, by net exercise or by tendering of shares or (ii) tax withholdings on the vesting or payment of RSU awards or the vesting of RSU awards, reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any of its equity securities or any options, warrants, securities of the Company or other rights exercisable for or convertible into any such equity securities;

•

(i) make any acquisition or disposition, or make any offer or agreement to acquire or dispose by means of a merger, consolidation, recapitalization, purchase, sale or otherwise, in one transaction or any series of related transactions, of any business, assets or securities or any sale, lease, encumbrance or other disposition of assets or securities of the Company or any of its subsidiaries or any person or (ii) adopt, publicly propose or enter into a plan of complete or partial liquidation, dissolution, recapitalization or restructuring, or file or consent to the filing of a petition in bankruptcy under any provisions of applicable law, except for in the ordinary course of business and consistent with past practice;

•

assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations (excluding existing obligations as of the date hereof) of any other person;

•

incur, create, assume or otherwise become liable or responsible for any indebtedness or issue any debt securities, or assume or guarantee the obligations of any person (other than a wholly-owned subsidiary of the Company) for borrowed money;

•

make any loans, advances or capital contributions to, or investments in, any other person, other than (i) loans solely between the Company and a wholly-owned subsidiary of the Company or between wholly-owned subsidiaries of the Company, (ii) advances for travel and other out-of-pocket expenses to officers, directors or employees of the Company or any Company subsidiary made in the ordinary course consistent with past practice, and (iii) advances to directors and officers required to be made pursuant to any indemnification or advancement obligations in the Company’s certificate of incorporation or bylaws, the governing documents of any subsidiary of Company, or any employment agreement or indemnification agreement to which the Company or any subsidiary of the Company is party as of the date of the merger agreement;

•

except to the extent required by the merger agreement, applicable law or the terms of any of the Company’s benefit plans, as in effect on the date of the merger agreement and set forth on the Company disclosure letter: (i) hire any employee at the level of director or higher, except in the ordinary course of business or as otherwise required by applicable law, or an existing contract, (ii) increase the compensation or benefits payable or to become payable to its directors, officers or employees (other than if the closing has not yet occurred as of February 28, 2024 merit increases in salaries for employees with titles below the level of vice president, not to exceed four percent (4%) in the aggregate of such employees’ salaries on the date hereof in the ordinary course of business consistent with prior years’ annual compensation review cycles), or promote any non-officer employee to an officer position; (iii) grant any rights to severance or termination pay or other termination benefit or terminate any such individual, other than for cause or due to death or disability; (iv) establish, terminate, adopt, enter into or materially amend any collective bargaining agreement that the Company is a party to or any of the Company’s benefit plans (or any collective bargaining or similar labor agreement, or employee benefit plan or arrangement, that would be a collective bargaining agreement that the Company is a party to or a Company benefit plan (as applicable) if in effect as of the date of the merger agreement); or (v) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability, time of payment or funding of any compensation or any equity award or other benefit under any of the Company’s benefit plans with respect to any current or former service provider;

•	make any change in accounting policies or procedures, other than as required by GAAP, applicable law or any governmental entity with competent jurisdiction;

•

engage in any transaction with, or enter into any agreement, arrangement or understanding with any affiliate of the Company or other person covered by Item 404 of Regulation S-K promulgated under the Exchange Act;

•

(i) prepare or file any material tax return materially inconsistent with past practice or take any position or adopt any method on any such tax return that is materially inconsistent with positions taken or methods used in preparing or filing similar tax returns in prior periods, (ii) make, change or revoke any material tax election, (iii) enter into any tax allocation, indemnity or sharing agreement (other than an agreement entered into in the ordinary course of business, the primary purpose of which is unrelated to taxes, or any agreement solely among any of the Company or the subsidiaries of the Company), (iv) change any annual tax accounting period, (v) file any amendment to a material tax return, (vi) enter into any “closing agreement” with any taxing authority regarding a material amount of tax, (vii) consent to any material tax claim or assessment or surrender a right to a material refund of taxes, (viii) adopt or change any method of tax accounting, or (ix) consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment;

•

make or authorize any capital expenditure (as set forth in the Company disclosure letter), or incur any obligations, liabilities or indebtedness in respect thereof, except for those in an amount less than $75,000 (contemplated by the capital expenditure budget for the relevant fiscal year at or after the time contemplated by such budget, which capital expenditure budget has been made available to Parent prior to the date of the merger agreement);

•

change in any material respect the policies or practices regarding accounts receivable or accounts payable or cash management or fail to manage working capital in accordance with past practices, except as required by GAAP or applicable law;

•

settle any suit, action, claim, proceeding or investigation other than a settlement solely for monetary damages (net of insurance proceeds received) not in excess of $25,000 individually or $50,000 in the aggregate;

•

except in the ordinary course of business consistent with past practice or in connection with any transaction to the extent specifically permitted by the merger agreement, (i) enter into any contract that would, if entered into prior to the date of the merger agreement, be a material contractor a real property lease, (ii) materially modify, materially amend, let lapse or terminate (other than expirations in accordance with its terms) any material contract or real property lease or waive, release or assign any material rights or material claims or make any material payment, directly or indirectly, of any liability of the Company or the Company Subsidiaries before the same comes due in accordance with its terms, thereunder, (iii) sublease or license any portion of the real property leased under any real property lease, or (iv) acquire a fee interest in any real property;

•	create any subsidiary of the Company or any of its subsidiaries;

•	enter into any new line of business, or form or commence the operations of any joint venture;

•	amend in a manner that adversely impacts in any material respect the ability to conduct its business, or terminate or allow to lapse any material permits of the Company or its subsidiaries;

•

except in the ordinary course of business consistent with past practice or pursuant to a contract in effect as of the date of the merger agreement, exclusively license or sublicense, sell, transfer, dispose of, abandon, cancel, knowingly allow to lapse, or fail to renew, maintain, diligently pursue applications for or defend any intellectual property rights of the Company or any subsidiary of the Company that are individually or in the aggregate material to the Company and the subsidiaries of the Company; or

•	authorize, resolve or offer, agree or commit, in writing or otherwise, to do any of the foregoing.

Restriction on Solicitation of Competing Proposals

Subject to certain exceptions, the Company has agreed that it will, and will cause its subsidiaries and its and their respective Company Representatives to, immediately cease all existing discussions or negotiations with any person conducted prior to the date of the merger agreement with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to any competing proposal (as described below) and the Company has agreed that it will not, and will cause its subsidiaries and its and their respective representatives not to, directly or indirectly:

•

initiate, solicit, knowingly encourage (including by way of furnishing non-public information relating to the Company or any subsidiary of the Company) or knowingly take any action designed to facilitate any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer (including any proposal or offer to the stockholders of the Company), that constitutes or would reasonably be expected to lead to a competing proposal;

•

furnish to any person (other than Parent, Merger Sub or any of their designees or representatives) any non-public information regarding the Company or any of its subsidiaries or afford to any person (other than Parent, Merger Sub or any of their designees or representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries, in any such case with the intent to encourage, facilitate or assist the making, submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to a competing proposal;

•

enter into, knowingly facilitate, participate, continue or engage in any discussions or negotiations with any person with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a competing proposal;

•

amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries, provided, that if the Board determines in good faith, after consultation with outside legal counsel, that the failure to amend or grant any waiver or release under any such standstill or similar agreement is inconsistent with the Board’s fiduciary duties under the DGCL, the Company may amend or grant a waiver or release under such standstill or similar agreement, solely to the extent necessary to permit a person to make, on a confidential basis to the Company Board, a competing proposal, conditioned upon such person agreeing to disclosure of such competing proposal to Parent; or

•	authorize, permit or direct any of their representatives to, resolve or agree to do any of the foregoing.

Notwithstanding the foregoing, the Company, its subsidiaries and their respective representatives shall be permitted to (i) inform a person that has made or is considering making a competing proposal of the provisions contained in the merger agreement restricting solicitations and (ii) engage in discussions to clarify and understand the terms and conditions of any unsolicited inquiry, offer or proposal, to the extent necessary to determine whether it constitutes or would reasonably be expected to result in a competing proposal.

A “competing proposal” is defined in the merger agreement to mean, other than the Merger and the transactions contemplated by the merger agreement, any proposal, indication of interest or offer from any person or group (as defined in or under Section 13(d) of the Exchange Act) (other than Parent, Merger Sub or any of their respective affiliates) to engage in a transaction or series of related transactions contemplating or relating to:

•

any merger, consolidation, reorganization, sale of assets, business combination, recapitalization, share exchange, amalgamation, asset purchase, issuance of securities, acquisition of securities, tender offer, exchange offer, joint venture or other similar transaction that would result in (i) any person or group directly or indirectly acquiring beneficial ownership of (a) businesses or assets that constitute 20% or more (based on fair market value or book value) of the consolidated revenues, net income or assets (including capital stock of the Company’s subsidiaries) of the Company and its subsidiaries, taken as a whole (including, for the avoidance of doubt, any division of the Company or the Company’s subsidiaries) or (b) 20% or more of the outstanding voting securities of the Company or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, or (ii) the owners of outstanding shares of Common Stock (as a group) immediately prior to such transaction owning, directly or indirectly, less than 80% of the voting securities of the Company or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, or

•	any liquidation, dissolution or wind-up of the Company or any of the Company’s subsidiaries.

The Company has agreed it will, as promptly as practicable (and in any event within twenty-four hours), give written notice to Parent of (a) any competing proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any competing proposal received by the Company, any of its subsidiaries or any of its representatives, (b) any request for information in connection with any competing proposal from a third party and (c) any discussions or negotiations with a third party with respect to a competing proposal that are sought to be initiated or had with, in each case, the Company, any of its subsidiaries or any of its or their respective representatives, setting forth in such notice the identity of such person, the terms and conditions of the competing proposal (including, if applicable, complete copies of any written requests, proposals, or offers, including proposed agreements), the Company thereafter must keep Parent informed, on a reasonably current basis (and, in any event, within twenty-four hours), of any updates or changes to the terms of any such proposals or offers (including any material amendments thereto) or any other inquiries, requests, discussions or negotiations, in each case, that are material, made or had in connection with such competing proposal.

Notwithstanding anything to the contrary in the merger agreement, if, at any time following the date of the merger agreement and prior to the earlier of the Company obtaining the Company stockholder approval or the valid termination of the merger agreement, (i) the Company, any of its subsidiaries or any of its or their representatives receives a bona fide, written competing proposal from a third party that did not result from a breach of the non-solicit provisions described above and (ii) the Board (or any duly authorized committee thereof) determines in good faith, after consultation with its outside financial advisors and outside legal counsel, that such competing proposal constitutes or would reasonably be expected to lead to a superior proposal (as described below) and that the failure to take the actions described in the following clauses (a) and (b) would be inconsistent with the Board’s fiduciary duties under applicable law, then the Company, its subsidiaries and its and their respective representatives may (a) furnish information or data, including with respect to the Company and its subsidiaries, to the person or group making such competing proposal and its representatives and (b) participate in discussions or negotiations (including solicitation of revised competing proposals) with the person or group making such competing proposal and its representatives in connection with such competing proposal. Prior to taking any of the actions described in clauses (a) and (b) of the foregoing sentence, the Company shall (x) first enter into an acceptable confidentiality agreement with the person or group making such competing proposal, (y) promptly (and, in any event, within twenty-four hours) provide to Parent a copy of such acceptable confidentiality agreement and any non-public information that is provided to such person and which was not previously provided to Parent and (z) limit any waiver of such person’s or group’s noncompliance with the provisions of any “standstill” agreement solely to the extent necessary to permit such discussions or negotiations.

A “superior proposal” is defined in the merger agreement to mean an unsolicited bona fide, written competing proposal (with all percentages in the definition of competing proposal changed to 50%) made after the date of the merger agreement by any person on terms that (i) did not result from or arise in connection with a breach of the Company’s non-solicitation obligations, (ii) if consummated, would result in any person or group (other than Parent or its affiliates) becoming the beneficial owner, directly or indirectly, of more than 50% of the consolidated assets of the Company and its subsidiaries or more than 50% of the total voting power of the equity securities of the Company, and (iii) the Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside financial advisors and outside legal counsel, to be (a) more favorable to the Company’s stockholders, from a financial point of view, than the transactions contemplated by the merger agreement (taking into account any adjustment proposed by Parent in response to such proposal and any applicable termination fee payable by the Company) and (b) reasonably capable of being completed in accordance with its terms, considering such other factors such as the Board (or any duly authorized committee thereof) considers to be appropriate (including the conditionality and timing of such proposal).

Obligations of the Board with Respect to Its Recommendation

The merger agreement provides that, subject to certain exceptions described below, until the earlier of the effective time and the valid termination of the merger agreement, neither the Board nor any committee thereof will: (i) adopt, authorize, approve, declare advisable, or recommend, or propose publicly to adopt, authorize, approve, declare advisable or recommend, any competing proposal; (ii) withhold, withdraw, modify, qualify or amend, in each case, in a manner adverse to Parent or Merger Sub or publicly propose to withhold, withdraw, modify, qualify or amend, in each case in a manner adverse to Parent or Merger Sub, the Company recommendation or fail to include the Company recommendation in this proxy statement; (iii) fail to (A) reaffirm the Company recommendation within 10 business days after receipt of Parent’s written request following a competing proposal that has been publicly announced (and not publicly withdrawn) or, if earlier, prior to the Special Meeting (provided that the Board shall not be required to make any reaffirmation more than once with respect to any competing proposal unless there is a publicly disclosed change regarding such competing proposal); and (B) recommend against acceptance of a tender or exchange offer by the stockholders pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of Common Stock within the later of 10 business days after the commencement of such tender offer or exchange offer or the end of the applicable period after delivery of the notice or notices required to be delivered by the Company to Parent in respect of a superior proposal as outlined below; provided that the taking of no position or a neutral position by the Board in respect of the acceptance of any such tender offer or exchange offer as of the end of such period shall constitute a failure to recommend against acceptance of any such offer, and (iv) approve or recommend, or publicly declare advisable or publicly propose to approve or recommend, or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, or other contract or other similar agreement to effect any competing proposal or requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement (which each agreement described in the foregoing clause (iv), other than an acceptable confidentiality agreement entered into in compliance with the requirements of the merger agreement relating to a competing proposal, we refer to as an “alternative acquisition agreement”, and any action in the foregoing clauses (i) to (iv) being referred to as a “change of Company recommendation”).

Notwithstanding anything to the contrary in the merger agreement, at any time prior to obtaining the Company stockholder approval, the Board (or any duly authorized committee thereof) may, in response to the receipt of a bona fide, written competing proposal received after the date of the merger agreement that did not result from a breach of the Company’s non-solicitation obligations under the merger agreement and is not withdrawn, make a change of Company recommendation or terminate the merger agreement in order to cause the Company to enter into a binding and definitive written alternative acquisition agreement with respect to such superior proposal, in each case only if:

•

the Board (or any duly authorized committee thereof) determines in good faith, after consultation with its outside financial advisors and outside legal counsel, that (i) failure to take such action would be inconsistent with its fiduciary duties under applicable law and (ii) such competing proposal constitutes a superior proposal;

•

the Company provides Parent a written notice at least three business days prior to making a change of Company recommendation of the Board’s intention to take such action, which notice shall specify the reasons for making such a change of Company recommendation, identify the person making such competing proposal, describe the terms and conditions of such competing proposal and include a copy of all definitive agreements and documentation in respect thereof;

•

before effecting a change of Company recommendation, the Company shall, and shall cause its representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) during such three business day period to make such adjustments in the terms and conditions of the merger agreement as would obviate the basis for a change of Company recommendation; and

•

no earlier than the end of such three business day period, the Board (or any duly authorized committee thereof) again determines in good faith, after consultation with its outside financial advisors and outside legal counsel and after considering any written, binding and irrevocable amendments to the merger agreement proposed by Parent during such period, that (i) failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law and (ii) such competing proposal continues to constitute a superior proposal; provided, that any change to the financial terms (including any change to the amount, form or mix of consideration payable) or other material amendment to the terms of such competing proposal (whether or not in response to any changes proposed by Parent), shall require a new notice of change of recommendation and an additional three business day period from the date of such notice during which the terms set out in the bullet points above and in this bullet point shall apply (other than in respect of the number of days).

Other than in connection with a competing proposal and prior to receipt of the Company stockholder approval, the Board (or any duly authorized committee thereof) may effect a change of Company recommendation in response to the occurrence of an intervening event (as described below) if the Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside legal counsel, that an intervening event has occurred and is continuing and that the failure to effect a change of Company recommendation in response to such intervening event would be inconsistent with its fiduciary duties under applicable law, in each case only if:

•

the Company has first given Parent at least three business days’ advance written notice of its intention to take such action, specifying the reasons therefor and including a reasonably detailed description of such intervening event;

•

before effecting such change of Company recommendation, the Company shall, and shall cause its representatives to, negotiate with Parent in good faith (to the extent Parent requests in writing to so negotiate) during such three business days commencing on the date of delivery of such notice regarding any adjustments to the merger agreement as would obviate the basis for a change of Company recommendation; and

•

following the end of such three business day period, the Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside legal counsel and after considering any written, binding and irrevocable amendments to the merger agreement proposed by Parent during such period, the failure to make a change of Company recommendation would be inconsistent with its fiduciary duties under applicable law.

An “intervening event” is defined in the merger agreement to mean any effect or state of facts (other than those resulting from a breach of the merger agreement by the Company or any of its subsidiaries) occurring or arising after the date of the merger agreement and before the date of the Special Meeting that affects the Company and its subsidiaries that (i) is material, (ii) was not known (or, if known the consequences of which were not known) by the Board as of or before the date of the merger agreement and becomes known to the Board and (iii) does not primarily relate to or involve (A) a competing proposal or (B) any fluctuation in the market price or trading volume of the shares of Common Stock (however, with respect to clause (B) only, the underlying reasons for such events may constitute an intervening event).

Efforts to Complete the Merger

The merger agreement provides that Parent and the Company (subject to the Company’s non-solicitation obligations under the merger agreement) shall each use commercially reasonable efforts (and shall each cause each of its affiliates to each use their commercially reasonable efforts) to (i) consummate the transactions contemplated by the merger agreement and to cause the conditions to the closing set forth in the merger agreement to be satisfied. (ii) promptly obtain all actions or nonactions, consents, clearances, permits, waivers, approvals, authorizations and orders from governmental entities necessary or advisable in connection with the consummation of the transactions contemplated by the merger agreement; (iii) as promptly as practicable after the date of the merger agreement, make all registrations, notifications, and filings with any governmental entity necessary or advisable in connection with the consummation of the transactions contemplated by the merger agreement, and promptly make any further submissions that may be necessary or advisable, including filings required under applicable competition, antitrust, merger control or foreign investment laws (“antitrust laws”) and promptly make any further submissions that are necessary or advisable; (iv) seek to resolve any objection or assertion by any governmental entity challenging the merger agreement or the transactions contemplated thereby; and (v) execute and deliver any additional instruments necessary or advisable to consummate the transactions contemplated by the merger agreement. Parent, the Company and their respective affiliates shall not be required to make any concessions in connection with the obligations described in this section that are not conditioned upon the closing. Parent and the Company shall each be responsible for the payment of one-half of the filing fees applicable to the transactions pursuant to any antitrust laws.

The merger agreement provides that Parent and its affiliates shall not be required to (and the Company, its subsidiaries and its and their affiliates shall not, without Parent’s prior written consent) offer, propose, negotiate, agree to, consent to or effect (i) any operational restrictions or limitations, (ii) any sale, license, disposition or holding separate of assets of businesses, or (iii) any other remedy, condition, commitment or undertaking of any kind, in each case, in order to obtain actions or nonactions, consents, clearances, permits, waivers, approvals, authorizations or orders of governmental entities or to avoid the entry of, or to effect the dissolution of or vacate or lift, any orders that would prevent or delay the consummation of the transactions contemplated by the merger agreement.

Each party to the merger agreement agreed that it shall:

•

give the other parties prompt notice of the making or commencement of any request, inquiry, investigation, action or proceeding by or before any governmental entity with respect to the transactions contemplated by the merger agreement;

•	keep the other parties informed as to the status of any such request, inquiry, investigation or proceeding; and

•	promptly inform the other parties of any communication to or from any governmental entity regarding the transactions contemplated by the merger agreement.

Each party agreed that it will consult and cooperate with the other parties, and will consider in good faith the views of the other parties, in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument or opinion made or submitted to any governmental entity in connection with the transactions contemplated by the merger agreement. In addition, except as may be prohibited by any governmental entity or by law, in connection with any such request, inquiry, investigation, action or proceeding, each party will permit authorized representatives of the other parties to be present at each such meeting or conference, and to have access to and be consulted in connection with, and to the extent practicable, provided the opportunity to review in advance, any document or opinion made or submitted to any governmental entity in connection with such request, inquiry, investigation or proceeding.

Obligations with Respect to this Proxy Statement and the Special Meeting

The Company agreed to, as promptly as practicable, and no later than fifteen business days (provided Parent complies with applicable obligations under the merger agreement) following the date of the merger agreement, prepare and cause to be filed with the SEC a preliminary proxy statement containing the Company recommendation to be sent to the Company stockholders in connection with the Special Meeting. Parent and the Company are required to cooperate with each other in the preparation of such proxy statement and use commercially reasonable efforts to have the proxy statement cleared by the SEC as promptly as reasonably practicable after filing, among other things. The Company is required to promptly notify Parent upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the proxy statement and is required to provide Parent with copies of all correspondence between the Company and the SEC that are related to the proxy statement or merger.

The Company is further required to, as promptly as practicable after the Company is informed that the SEC has no further comments on the proxy statement, establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of voting on, among other things, the approval and adoption of the merger agreement. Pursuant to the terms of the merger agreement, the Company agreed that, unless the Board has made a change of Company recommendation, the Board would recommend that Company stockholders approve and adopt the merger agreement, and the Company is required to use its commercially reasonable efforts to solicit from Company stockholders proxies in favor of the approval and adoption of the merger agreement and take all other action necessary or advisable to secure such approval.

Access to Information

From the date of the merger agreement until the earlier to occur of (i) the valid termination of the merger agreement in accordance with its terms and (ii) the effective time, pursuant to the terms of the merger agreement, the Company agreed that it will, and will cause each of its subsidiaries to: (a) provide to Parent and Merger Sub and their respective representatives reasonable access during normal business hours in such a manner as not to unreasonably interfere with the operation of any business conducted by the Company or any subsidiary of the Company, to the officers, employees, agents, properties, offices and other facilities of the Company and the Company subsidiaries and to the books and records of the Company and the Company subsidiaries and (b) furnish promptly such information concerning the business, properties, offices and other facilities, contracts, assets, liabilities, employees, officers and other aspects of the Company and Company subsidiaries as Parent or its representatives may reasonably request; provided, however, the Company will not be required to (or to cause any of its subsidiaries to) afford such access or furnish such information to the extent the Company is advised by counsel that doing so would: (1) result in the loss of attorney-client privilege; (2) violate any confidentiality obligations of the Company or any subsidiary of the Company to any third party or otherwise breach, contravene or violate any then effective contract to which the Company or any subsidiary of the Company is party (provided that the Company shall use its commercially reasonable efforts to obtain the required consent of such third party to such access or disclosure and implement appropriate procedures to enable the disclosure of such information); (3) result in a competitor of the Company or any of its subsidiaries receiving information that is competitively sensitive; or (4) breach, contravene or violate any applicable law (including any antitrust law). From the date of the merger agreement until the earlier to occur of (x) the valid termination of the merger agreement in accordance with its terms and (y) the effective time, Parent and Merger Sub shall not, and shall cause their respective representatives acting on their behalf not to, contact any customer, partner, vendor, supplier or employee of the Company or any of the Company subsidiaries outside of the ordinary course of business and in connection with the transactions contemplated by the merger agreement without the Company’s prior written consent.

Director and Officer Indemnification and Insurance Information

Pursuant to the merger agreement, for six years after the effective time, the surviving corporation is obligated to, and Parent is obligated to cause the surviving corporation to, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each current or former director or officer of the Company or any of its subsidiaries (an “indemnified party”), against (i) all losses, expenses (including reasonable attorneys’ fees and expenses), judgments, fines, claims, damages, liabilities or amounts paid in settlement, arising out of actions or omissions occurring at or prior to the effective time (and whether asserted or claimed prior to, at or after the effective time) to the extent that they are based on or arise out of the fact that such person is or was a director, officer or employee of the Company or any of its subsidiaries or a fiduciary under benefit plans of the Company or any of its subsidiaries (“indemnified liabilities”), and (ii) all indemnified liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by the merger agreement, whether asserted or claimed prior to, at or after the effective time, and including any expenses incurred in enforcing such person’s rights. In the event of any indemnified liability (whether or not asserted before the effective time), the surviving corporation shall pay the reasonable fees and expenses of counsel selected by the indemnified parties promptly after statements therefor are received and otherwise advance to such indemnified party upon request, documented expenses reasonably incurred in each case to the extent provided in the organizational documents and any indemnification agreements of the Company (that have been made available to Parent prior to the date of the merger agreement) (provided that the person to whom expenses are advanced provides an undertaking to repay such advance if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such person is not legally entitled to indemnification under applicable law). In the event that such claim is asserted or made in good faith within such six-year period, all rights to indemnification and advancement in respect of such claim shall continue until the disposition of such claim.

Also, the Company will be permitted to, prior to the effective time (and if the Company fails to do so, the surviving corporation will, and Parent will cause the surviving corporation to), obtain and fully pay the premium for an insurance and indemnification policy that provides coverage for six years from and after the effective time for events occurring prior to the effective time (the “D&O insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate to the intended beneficiaries thereof than the Company’s existing directors’ and officers’ liability insurance policy, provided that in no event shall the premium exceed 300% of the then current aggregate annual premium of the Company’s existing policy in place at the effective time. If the Company and the surviving corporation for any reason fail to obtain such “tail” insurance policy as of the effective time, the surviving corporation will, and Parent will cause the surviving corporation to, continue to maintain in effect for at least six years from and after the effective time (and for so long thereafter as any claims brought before the end of such six-year period are being adjudicated) the D&O insurance in place as of the date of the merger agreement with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of the merger agreement, or the surviving corporation will, and Parent will cause the surviving corporation to, purchase comparable D&O insurance from an insurance carrier with a credit rating the same as or better than the Company’s current insurance carrier for such six-year period (and for so long thereafter as any claims brought before the end of such six-year period thereunder are being adjudicated) with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of the merger agreement.

In addition, for not less than six years from and after the effective time, the organizational documents of the surviving corporation and each subsidiary of the Company shall contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses for periods at or prior to the effective time than are currently set forth in the organization documents of the Company or of any subsidiary of the Company. The contractual indemnification rights, if any, in existence on the date of the merger agreement with any of the directors, officers or employees of the Company or any subsidiary of the Company that have been made available to Parent prior to the date of the merger agreement will be assumed by the surviving corporation without any further action, and will continue in full force and effect in accordance with their terms following the effective time.

Employee Benefits

Under the merger agreement, for a period ending on the earlier of (x) 12 months following the closing date, (y) December 31, 2024, or (z) the employee’s termination of employment or service (which we refer to as the

“continuation period”), Parent has agreed to provide, or cause its subsidiaries (including the surviving corporation) to provide, each employee of the Company and its subsidiaries immediately prior to the effective time (“company employee”) with (i) a base salary or base wage rate, as applicable, that is no less than the base salary or base wage rate as in effect immediately prior to the closing, (ii) aggregate target annual cash and equity incentive compensation opportunities that are no less favorable than the aggregate value of the target annual cash and equity (but excluding retention or transaction based opportunities) incentive compensation opportunities as in effect immediately prior to the closing (and for purposes of any performance-based incentive compensation opportunities, the value attributable to such opportunities shall be based on the target value); provided, that in no event will the cash and equity incentive opportunities provided to the company employees be more favorable than the cash and equity incentive opportunities provided to similarly situated employees of Parent and its subsidiaries, and (iii) employee benefits that, in the aggregate, are substantially similar to the employee benefits (other than any excluded benefits, as described below) provided immediately prior to the closing, or, to the extent the company employees are transitioned to parent plans during the continuation period, such employee benefits that, in the aggregate, are substantially similar to the employee benefits (other than any excluded benefits) provided to similarly situated employees of Parent.

To the extent that service is relevant for any purpose including eligibility, benefit accrual and vesting (including any paid time off or leave balance) under any employee benefit plan, program, or arrangement (but excluding any defined benefit, retiree health and welfare, severance, transaction or retention bonus, equity or equity-based incentive or other similar plan, program or agreement (the “excluded benefits”)) established or maintained by Parent or any of its subsidiaries (including the surviving corporation) for the benefit of the company employees (the “parent plans”) following the closing date, to the extent permitted under the appliable parent plan, such plan, program or arrangement will credit such company employees for service earned on and prior to the closing date with the Company and its subsidiaries in addition to service earned with Parent and its subsidiaries (including surviving corporation) after the closing date to the extent such service was also relevant under the corresponding company benefit plan; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits.

To the extent permitted under the applicable parent plan, Parent or its subsidiaries (including the surviving corporation) will use commercially reasonable efforts to cause (i) each company employee to be immediately eligible to participate, without any waiting time, in parent plans solely to the extent such company employees are eligible to participate in such parent plan as a result of coverage under such parent plan replacing coverage under any company benefit plan in the plan year that includes the closing date and (ii) for purposes of each parent plan providing medical, dental, pharmaceutical, vision, disability, life insurance and/or other welfare benefits to any company employee (the “parent welfare plans”) and solely to the extent such company employees are eligible to participate in such parent welfare plans as a result of coverage under any such parent welfare plan replacing coverage under a comparable company benefit plan in the plan year that includes the closing date, (A) all pre-existing conditions, exclusions or limitations, eligibility waiting periods and actively-at-work requirements of such parent welfare plans to be waived for such company employee and covered dependents (to the extent such conditions, exclusions, limitations, periods and requirements were waived or satisfied as of immediately prior to the closing under comparable company benefit plans), and (B) any eligible expenses incurred by each company employee and his or her covered dependents during the portion of the plan year of the company benefit plan ending on the date such company employee’s participation in the corresponding parent welfare plan begins to be taken into account under such parent welfare plan (in a manner determined by Parent in its discretion) for purposes of satisfying all deductible, co-payment, coinsurance and maximum out-of-pocket requirements applicable to such company employee and his or her covered dependents for the applicable plan year (i.e., the plan year in which the closing occurs) as if such amounts had been paid in accordance with such parent welfare plan to the extent such amounts were taken into account for such purpose under the corresponding company benefit plan(s); provided that the foregoing shall not apply to the extent it would result in a duplication of benefits.

Other Covenants and Agreements

Under the merger agreement, the Company and Parent have made certain other covenants to, and agreements with, each other regarding various other matters, including:

•	public statements and disclosure concerning the merger agreement and the transactions contemplated by the merger agreement;

•	state anti-takeover or other similar laws;

•

the Company’s ability to take actions to ensure that the dispositions of equity securities of the Company by any officer or director who is subject to Section 16 of the Exchange Act pursuant to the transactions contemplated by the merger agreement are exempt under Rule 16b-3 under the Exchange Act;

•	participate in the defense of litigation brought by Company stockholders and any other third party litigation against the Company or its directors or officers arising out of or relating to the Merger;

•	stock exchange de-listing and de-registration matters;

•	treatment of expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement;

•	certain tax matters;

•	matters related to enable the delisting of shares pursuant to applicable law following the effective time;

•

delivery of a written statement by the Company to Parent not less than two business days prior to the closing date and no more than five business days prior to the closing date, containing a reasonable and good faith estimate of the Company’s available cash as of the closing date and the components and calculations thereof in reasonable detail, prepared in accordance with GAAP and in and in a manner consistent with the principles applied in connection with the preparation of the Company’s financial statements; and

•	notice of certain events.

Conditions to the Merger

Conditions to Each Party’s Obligations

The Company’s, Parent’s and Merger Sub’s respective obligations to effect the Merger are subject to the satisfaction (or, to the extent permitted by applicable law, mutual waiver by the Company and Parent) at or prior to the effective time of each of the following conditions:

•	the Company having obtained the Company stockholder approval;

•

all waiting periods (and any extensions thereof) applicable to the consummation of transactions contemplated by the merger agreement, and any commitment to, or agreement (including any timing agreement) with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the transactions contemplated by the merger agreement under antitrust laws of the jurisdictions set forth in the Company disclosure letter; and

•

no order or other law enacted, promulgated, issued, entered, amended or enforced by any governmental entity of competent jurisdiction shall be in effect enjoining, preventing, restraining or otherwise prohibiting or making illegal the consummation of the transaction contemplated by the merger agreement.

Conditions to Parent’s and Merger Sub’s Obligations

The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the effective time of each of the following additional conditions:

•

the Company’s representations and warranties contained in the merger agreement with respect to the absence of a Company material adverse effect being true and correct in all respects as of the effective time as though made on and as of the effective time;

•

each of the Company’s representations and warranties in the merger agreement with respect to the capital structure of the Company, and with respect to (i) the absence of outstanding or existing (a) options, warrants, calls, contracts, preemptive rights, restricted shares, RSUs, stock appreciation rights, performance units, contingent value rights, “phantom” stock, subscriptions, agreements, obligations or other rights, convertible or exchangeable securities, agreements or commitments obligating the Company or any subsidiary of the Company to issue, deliver, transfer or sell, or cause to be issued or sold, any shares of capital stock or other equity interest in the Company or securities convertible into, exchangeable for or exercisable for such shares or equity interests relating to or based on, directly or indirectly, the value or price of, any capital stock or voting securities of, or ownership interests in, the Company, (b) obligations of the Company to repurchase, redeem or otherwise acquire equity securities of the Company or (c) voting trusts or similar agreements with respect to voting, registration or transfer of shares of Common Stock at a meeting of the Company’s stockholder, (ii) the absence of any obligation by the Company or any subsidiary of the Company to grant preemptive rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any security issued by the Company, (iii) the absence of the issuance of equity securities of the Company (with certain exceptions) since October 9, 2023 and (iv) the absence of any bonds, debentures, notes or other indebtedness having the right to vote on any matter on which stockholders of the Company may vote, being true and correct in all respects as of the effective time as though made on and as of the effective time (except to the extent expressly made as of a specific date, in which case as of such specific date), except for any de minimis inaccuracies;

•

each of the Company’s representations and warranties in the merger agreement with respect to (i) the organization and qualification to do business and good standing of the Company and its subsidiaries, (ii) the Company’s authority to enter into, and, subject to Company stockholder approval, consummate the transactions contemplated by the merger agreement, (iii) the Board having taken all necessary action such that restrictions imposed on business combinations under the DGCL and other applicable laws do not apply to the merger agreement or the transactions contemplated thereby, (iv) the vote required to adopt the merger agreement or approve the transactions contemplated thereby and (v) the absence of certain broker, finder or investment banker fees made by or on behalf of the Company, any of its subsidiaries or any of its or their respective affiliates in connection with the transactions contemplated by the merger agreement, in each case without regard to materiality or Company material adverse effect qualifiers, being true and correct in all material respects on and as of the effective time as though made on and as of the effective time (except to the extent expressly made as of a specific date, in which case as of such specific date);

•

any other representation and warranty of the Company in the merger agreement, without regard to materiality or Company material adverse effect qualifiers, being true and correct in all respects as of the effective time as though made as of the effective time (except to the extent expressly made as of a specific date or expressly covering a specified period, in which case as of such specific date or such specified period), other than failures to be true and correct that, individually or in the aggregate, would not have a Company material adverse effect;

•	the Company having performed or complied with all obligations and covenants in all material respects required by the merger agreement to be performed or complied with on or before the effective time;

•	no Company material adverse effect shall have occurred after the date of the merger agreement that is continuing as of the closing date; and

•

the delivery by the Company to Parent of a certificate signed on by the chief executive officer or chief financial officer of the Company, dated as of the closing date, as to the satisfaction of the conditions described above.

Conditions to the Company’s Obligations

The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the effective time of each of the following additional conditions:

•

each of the representations and warranties of Parent and Merger Sub contained in the merger agreement being true and correct in all respects as of the effective time as if made on and as of such time (except to the extent expressly made as of a specific date or expressly covering a specified period in which case as of such specific date or such specified period), other than failures to be true and correct that, individually or in the aggregate, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent or Merger Sub to consummate the transactions contemplated by the merger agreement;

•

each of Parent and Merger Sub having performed or complied with all obligations and covenants in all material respects required to be performed or complied with under the merger agreement at or prior to the effective time; and

•

Parent and Merger Sub having delivered to the Company a certificate signed on behalf of Parent and Merger Sub by an executive officer of each, dated as of the closing date, as to the satisfaction of the conditions described above.

Termination of the Merger Agreement

Termination Rights Exercisable by the Company and Parent

The merger agreement may be terminated at any time prior to the effective time, whether before or after receipt of the Company stockholder approval:

•	by mutual written consent of Parent and the Company;

•	by either Parent or the Company if:

•

the Merger is not consummated on or before March 13, 2024 or such other date as is agreed in writing (such date, the “outside date”); provided that, if all of the conditions to closing are satisfied other than such conditions related to (x) the receipt of any consent, clearance or approval required under antitrust laws or (y) the absence of orders or other laws enjoining, preventing, restraining or prohibiting the transactions contemplated by the merger agreement, then the outside date shall automatically extend to June 11, 2024; provided, further however, that Parent or the Company, as the case may be, is not permitted to terminate the merger agreement for failure to consummate the Merger by the outside date if the material breach by Parent or Merger Sub (in the case of termination by Parent) or the Company (in the case of termination by the Company) of any of its respective representations, warranties, covenants or obligations in the merger agreement was the primary cause of, or primarily resulted in the failure of a condition to consummate the Merger by the outside date;

•	if the Company does not obtain the Company stockholder approval upon a vote taken at the Special Meeting; or

•

if any governmental entity of competent jurisdiction issues or enters any order, or enacts or promulgates any law, permanently enjoining, restraining or otherwise permanently prohibiting or making illegal the Merger, and, in the case of an order, such order has become final and non-appealable, if applicable; provided that this right to terminate the merger agreement shall not be available to any party whose material breach of any of its representations, warranties, covenants or obligations under the merger agreement was the primary cause of, or primarily resulted in, the issuance or entry of such order or the enactment or promulgation of such law.

Termination Rights Exercisable by the Company

The Company may also terminate the merger agreement:

•

if, at any time prior to the receipt of the Company stockholder approval, the Company has received a superior proposal and the Board (or a duly authorized committee thereof) has authorized the Company to enter into a binding and definitive written alternative acquisition agreement concurrently with such termination in order to accept such superior proposal; provided, however that the Company has complied with the non-solicit provisions and its covenants with respect to a change of Company recommendation in the merger agreement and has concurrently paid Parent the Company termination fee; or

•

if, at any time prior to the effective time, whether before or after the receipt of the Company stockholder approval, (i) Parent or Merger Sub breaches or fails to perform any of its representations, warranties, covenants, or agreements in the merger agreement, such that the certain specified closing conditions would not be satisfied; (ii) the Company has delivered to Parent written notice of such breach or failure; and (iii) either such breach or failure is not capable of cure or at least 30 days have elapsed since the date of delivery of written notice and such breach or failure has not been cured; provided, however, that the Company will not be permitted to terminate the merger agreement if the Company is then in breach of any of its representations, warranties, covenants or agreements in the merger agreement which would give rise to the failure to satisfy certain specified closing conditions under the merger agreement.

Termination Rights Exercisable by Parent

Parent may also terminate the merger agreement:

•

if, at any time prior to receipt of the Company stockholder approval, the Board effects a change of Company recommendation or the Company has materially breached the non-solicit provisions in the merger agreement; or

•

if, at any time prior to the effective time, whether before or after the receipt of the Company stockholder approval, (i) the Company breaches or fails to perform any of its representations, warranties, covenants or agreements in the merger agreement such that certain specified closing conditions would not be satisfied; (ii) Parent has delivered to the Company written notice of such breach or failure; and (iii) either such breach or failure is not capable of cure or at least 30 days have elapsed since the date of delivery of written notice and such breach or failure has not been cured; provided, however, that Parent shall not be permitted to terminate the merger agreement if Parent or Merger Sub is then in breach of any of its representations, warranties, covenants or agreements in the merger agreement which breach would give rise to the failure to satisfy certain specified closing conditions under the merger agreement.

Effect of Termination

If the merger agreement is terminated by the Company or Parent, the merger agreement will immediately become void and of no effect with no liability or obligations to any person on the part of any party to the merger agreement or their affiliates, except that the following obligations, along with the confidentiality agreement between the Company and Parent dated July 25, 2023 (the “confidentiality agreement”), would survive such termination:

•	the acknowledgment by Parent and Merger Sub (A) of its independent investigation and analysis of the Company and its subsidiaries, (B) of its receipt and access to information of the Company and its subsidiaries requested by Parent and (C) that neither the Company nor any of its subsidiaries or their respective affiliates or representatives have made any representations and warranties other than such representations and warranties contained in the merger agreement;

•

the obligation of Parent to hold, and to cause each of its subsidiaries and its and their respective representatives to hold, all information provided by the Company in response to a request for information pursuant to the merger agreement confidential in accordance with the terms of the confidentiality agreement;

•	the restrictions on the Company and Parent with respect to public announcements;

•	the parties’ agreement with respect to costs and expenses incurred in connection with the merger agreement and the Merger;

•	the obligations of the Company to pay a termination fee in connection with the termination of the merger agreement (as applicable);

•	the parties’ agreement with respect to amendments of the merger agreement;

•

the parties’ agreement with respect to their ability to extend the time for performance of obligations, waive any breach or inaccuracy of the representations and warranties of the other party and waive compliance by the other party of any covenants or conditions; and

•

certain other general provisions of the merger agreement with respect to, among other things, giving of notice, severability, assignment, interpretation of the merger agreement, governing law and specific performance.

No termination shall relieve any party from liability for common law fraud or intentional breach of the merger agreement prior to the date of termination, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity, which shall not be limited to reimbursement of expenses or out-of-pocket costs, and, in the case of liabilities or damages payable by Parent and Merger Sub, would include the benefits of the transactions contemplated by merger agreement lost by the Company’s stockholders (taking into consideration all relevant matters, including lost stockholder premium, other combination opportunities and the time value of money, which shall be deemed in such event to be damages of the Company).

Expenses; Termination Fees

Except as otherwise provided in the merger agreement, all costs and expenses incurred in connection with the merger agreement and the Merger and the other transactions contemplated by the merger agreement, shall be paid by the party incurring such expense.

The Company has agreed to pay Parent the Company termination fee if:

•

Parent validly terminates the merger agreement as described in the first bullet in the section titled “The Agreement and Plan of Merger—Termination of the Merger Agreement—Termination Rights Exercisable by Parent” above (and such Company termination fee is to be paid prior to, concurrently with or within 2 business days after the termination of the merger agreement);

•

the Company validly terminates the merger agreement as described in the first bullet in the section titled “The Agreement and Plan of Merger—Termination of the Merger Agreement—Termination Rights Exercisable by the Company” above (and such Company termination fee is to be paid prior to or concurrently with the termination of the merger agreement);

•

either Parent or Company validly terminates the merger agreement as described in the first or second sub-bullet under the second bullet in the section titled “The Agreement and Plan of Merger—Termination of the Merger Agreement— Termination Rights Exercisable by the Company and Parent” above, and at the time of such termination, Parent had the right to terminate the merger agreement as described in the first bullet in the section titled “The Agreement and Plan of Merger—Termination of the Merger Agreement—Termination Rights Exercisable by Parent” above (and such Company termination fee is to be paid prior to, concurrently with or within 2 business days after the termination of the merger agreement); or

•

(i) (a) Parent or the Company validly terminates the merger agreement as described in the second sub-bullet under the second bullet in the section titled “The Agreement and Plan of Merger—Termination of the Merger Agreement— Termination Rights Exercisable by the Company and Parent” above, (b) Parent or the Company validly terminates the merger agreement as described in the first sub-bullet under the second bullet in the section titled “The Agreement and Plan of Merger—Termination of the Merger Agreement— Termination Rights Exercisable by the Company and Parent” above or (c) Parent validly terminates the merger agreement as described in the second bullet in the section titled “The Agreement and Plan of Merger—Termination of the Merger Agreement—Termination Rights Exercisable by Parent,” above; and in each case, (ii) following the execution of the merger agreement, a competing proposal was publicly disclosed or otherwise made known to the Company, and not publicly withdrawn prior to such termination; and (iii) within 12 months after such termination of the merger agreement, the Company (a) enters into an alternative acquisition agreement with respect to such competing proposal or (b) consummates such competing proposal (and such Company termination fee is to be paid prior to, or concurrently with the occurrence of either of the applicable events described in the foregoing clauses (iii)(a) or (iii)(b)); provided, that for purposes of this bullet, all references to “20%” and “80%” in the definition of “competing proposal” will be deemed to be references to “50%”.

The Company is not required to pay more than one Company termination fee to Parent. The Company termination fee, subject to certain exceptions, is the sole and exclusive monetary remedy for any and all losses or damages suffered or incurred by Parent, Merger Sub, any of their respective affiliates or any other person in connection with the merger agreement (subject to each party’s right to seek specific performance as described in the section titled “The Agreement and Plan of Merger—Miscellaneous—Specific Performance” below).

Miscellaneous

Specific Performance

The parties are entitled to an injunction, specific performance or other equitable relief to prevent breaches or threatened breaches of the merger agreement and enforce specifically the terms and provisions of the merger agreement, in addition to any other remedy to which they are entitled under the merger agreement.

Amendment of the Merger Agreement

The merger agreement may be amended in writing by the parties at any time before or after receipt of the Company stockholder approval (but prior to the effective time). However, after receipt of the Company stockholder approval, there may not be any amendment of the merger agreement that requires further approval by the stockholders of the Company without the further approval of such stockholders.

Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury

The merger agreement is governed by Delaware law. Each of the parties has irrevocably agreed that any legal action or proceeding arising out of or relating to the merger agreement will be brought and determined solely in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (unless such court will decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware). In addition, each of the parties to the merger agreement has irrevocably and unconditionally waived any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to the merger agreement or the Merger.

APPRAISAL RIGHTS

If the Merger is consummated, shares of Common Stock held by stockholders who do not vote in favor of the adoption of the merger agreement, who continuously hold their shares of Common Stock through the effective time, who properly demand appraisal of their shares (and who do not withdraw or otherwise lose their appraisal rights), and who otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”) will be entitled to appraisal rights in connection with the Merger under Section 262.

This section summarizes Delaware law pertaining to appraisal rights in connection with the Merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under Delaware law and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex C and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that holders of Common Stock exercise their appraisal rights under Section 262.

Any person contemplating the exercise of such appraisal rights should carefully review the provisions of Section 262, which is attached hereto as Annex C, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights. All references in Section 262 and in this summary to a (i) “stockholder” are to the record holder of shares of Common Stock, (ii) “beneficial owner” are to a person who is the beneficial owner of shares of Common Stock held either in voting trust or by a nominee on behalf of such person, and (iii) “person” are to any individual, corporation, partnership, unincorporated association or other entity.

Under Section 262, stockholders desiring to exercise their right to appraisal must (1) properly submit a written demand for an appraisal of their shares of Common Stock to the Company prior to the stockholder vote on the approval and adoption of the merger agreement and the Merger; (2) not submit a proxy or otherwise vote in favor of the approval and adoption of the merger agreement and the Merger; (3) hold shares of Common Stock upon the making of a demand under clause (1) and continue to hold their shares of Common Stock through the effective time; (4) not thereafter withdraw their demand for appraisal of their shares or otherwise lose their appraisal rights, in each case in accordance with the DGCL; and (5) otherwise meet the criteria and follow the procedures set forth in Section 262. A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262 summarized above, provided that (i) such beneficial owner continuously owns such shares through the effective time and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262, and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving corporation under Section 262 and to be set forth on the Verified List (defined below). The shares of Common Stock are currently listed on Nasdaq and, assuming such shares remain listed on Nasdaq immediately prior to the Merger (which the Company expects to be the case), after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of shares of Common Stock entitled to appraisal exceeds 1% of the outstanding shares of Common Stock eligible for appraisal or (y) the value of the aggregate consideration offered pursuant to the merger agreement in respect of such total number of shares exceeds $1.0 million (the “Minimum Conditions”).

Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment; provided, however, that at any time before the Delaware Court of Chancery enters judgment in the appraisal proceeding, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case any such interest will accrue after the time of such payment only on the amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery and (2) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 could be more than, the same as or less than the merger consideration offered pursuant to the merger agreement if they did not seek appraisal of their shares.

Under Section 262, where a merger agreement is to be submitted for approval and adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes such notice to the holders of Common Stock that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex C. In connection with the Merger, any person who wishes to exercise appraisal rights or who wishes to preserve such person’s right to do so should review Annex C carefully. Failure to comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the consideration offered pursuant to the merger agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal, the Company believes that if a person considers exercising such rights, that person should seek the advice of legal counsel.

Stockholders and beneficial owners wishing to exercise the right to seek an appraisal of their shares of Common Stock must strictly comply with Section 262. In addition, a stockholder of record, a beneficial owner or the surviving corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares of Common Stock within 120 days after the effective date of the Merger. The surviving corporation is under no obligation to file any petition and has no intention of doing so.

Because a proxy that does not contain voting instructions will, unless timely revoked, be voted in favor of the Merger Proposal, a stockholder who votes by proxy and who wishes to exercise appraisal rights should not return a blank proxy, but rather must vote against the approval and adoption of the merger agreement and the Merger, abstain or not vote his, her or its shares. Beneficial owners should consult with their bank, broker or other nominee regarding methods of voting.

Written Demand

Any stockholder or beneficial owner wishing to exercise appraisal rights must deliver to the Company, before the vote on the approval and adoption of the merger agreement and the Merger at the Special Meeting, a written demand for the appraisal of such person’s shares. Neither voting against the approval and adoption of the merger agreement and the Merger nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement and the Merger will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the approval and adoption of the merger agreement and the Merger. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the approval and adoption of the merger agreement and the Merger at the Special Meeting may constitute a waiver of appraisal rights.

A demand for appraisal by a holder of record must be executed by or on behalf of the holder of record and must reasonably inform the Company of the identity of the stockholder and state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Merger. If a holder of record is submitting a demand with respect to shares owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A holder of record, such as a bank, broker, trust or other nominee, who holds shares of Common Stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Common Stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the holder of record. As noted above, a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares by following the procedures of subsections (d)(1) and (3) of Section 262 summarized herein. Although not expressly required by Section 262, the Company reserves the right to take the position that it may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 with respect to any person sharing beneficial ownership of the shares for which such demand is submitted.

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

PCTEL, Inc.

471 Brighton Drive

Bloomingdale, IL 60108

company.secretary@pctel.com

Attn: Fritz E. Freidinger

Vice President, General Counsel and Secretary

Demands for appraisal may not be submitted by electronic transmission.

Actions After Completion of the Merger

If the Merger is completed, within 10 days after the effective date of the Merger, the surviving corporation will notify each holder of Common Stock who has made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the approval and adoption of the merger agreement and the Merger, and any beneficial owner who has properly demanded appraisal of the effective date of the Merger. At any time within 60 days after the effective date of the Merger, or thereafter with the written approval of the surviving corporation, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the consideration offered pursuant to the merger agreement by delivering to the Company a written withdrawal of the demand for appraisal. Within 120 days after the effective date of the Merger, the surviving corporation or any person who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder of record or beneficial owner, demanding a determination of the fair value of the shares held by all of the Company’s stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and no person should assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Common Stock. Accordingly, any stockholders or beneficial owners who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Common Stock within the time and in the manner prescribed in Section 262. The failure of a record holder or beneficial owner of shares of Common Stock to file such a petition within the period specified in Section 262 could result in the loss of appraisal rights.

Within 120 days after the effective date of the Merger, any person who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the approval and adoption of the merger agreement and the Merger and with respect to which the Company has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand on his, her or its own behalf, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The surviving corporation must give this statement to the requesting stockholder or beneficial owner within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by a record holder of shares of Common Stock or a beneficial owner and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the surviving corporation and all of the stockholders shown on the Verified List at the addresses stated therein. The forms of the notices by mail and by publication shall be approved by the Delaware Court of Chancery, and the costs of these notices shall be borne by the surviving corporation.

After notice to the stockholders, if required by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal of their shares to submit their stock certificates (if applicable) to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.

In addition, assuming Common Stock remains listed on Nasdaq immediately prior to the effective time, the Delaware Court of Chancery will dismiss the appraisal proceedings as to all stockholders who assert appraisal rights unless one of the Minimum Conditions is met.

Determination of Fair Value

After determining the persons entitled to appraisal, the Delaware Court of Chancery will determine the “fair value” of the shares of Common Stock subject to appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments made by the surviving corporation pursuant to subsection (h) of Section 262 that have the effect of limiting the sum on which interest accrues as described above).

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court

stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares of Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the merger consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration offered pursuant to the merger agreement is not an opinion as to, and may not in any manner address, “fair value” under Section 262. Although the Company believes that the consideration offered pursuant to the merger agreement is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and persons considering exercising appraisal rights should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the consideration offered pursuant to the merger agreement. The Company and Parent do not anticipate offering more than the consideration offered pursuant to the merger agreement to any holder of shares of Common Stock exercising appraisal rights, and the Company and Parent reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Common Stock is less than the merger consideration offered pursuant to the merger agreement. If a demand for appraisal is duly withdrawn, a petition for appraisal is not timely filed, neither of the Minimum Conditions is met (assuming Common Stock remains listed on Nasdaq immediately prior to the effective time), or the other requirements imposed by Section 262 to perfect and seek appraisal are not satisfied, then the right to an appraisal will cease.

Upon application by the surviving corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the surviving corporation to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of jurisdiction under Subsection (k) of Section 262. In the absence of such an order, each party bears its own expenses.

If any person who demands appraisal of his, her or its shares of Common Stock under Section 262 fails to perfect, or loses or successfully withdraws, such person’s right to appraisal, such person’s shares of Common Stock will be deemed to have been converted at the effective time into the right to receive the consideration offered pursuant to the merger agreement, without interest. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger, neither of the Minimum Conditions is met (assuming the Company’s Common Stock remains listed on Nasdaq immediately prior to the effective time), or if the person delivers to the surviving corporation a written withdrawal of the person’s demand for appraisal in accordance with Section 262.

From and after the effective time, no person who has demanded appraisal rights with respect to some or all of such person’s shares of Common Stock will be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares, except dividends or other distributions payable to stockholders of record as of a time prior to the effective time. If no petition for an appraisal is filed, if neither of the Minimum Conditions is met (assuming Common Stock remains listed on Nasdaq immediately prior to the effective time), or if the person who has made a demand for appraisal delivers to the surviving corporation a written withdrawal of the demand for an appraisal in respect of some or all of such person’s shares within 60 days after the effective date of the Merger, or thereafter with the written approval of the surviving corporation, in accordance with Section 262, then the right of such person to an appraisal of such shares will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding shall not be dismissed as to any person without the approval of the Delaware Court of Chancery and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262; provided that this sentence does not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the effective date of the Merger, or thereafter with the written approval of the surviving corporation.

Failure to comply with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights. Consequently, any stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

.

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of the Common Stock based on a review of filings made with the Securities and Exchange Commission as of October 22, 2023 by:

•	Each stockholder known by Parent to beneficially own more than 5% of the Common Stock;

•	Each director;

•	Each named executive officer; and

•	All of the directors, director nominees and executive officers as a group.

Beneficial ownership is determined based on the rules of the SEC. Percent of shares beneficially owned is based upon 19,353,641 shares of Common Stock outstanding as of October 22, 2023. In addition, shares of Common Stock underlying options that are exercisable as of October 22, 2023 or that will become exercisable on or before December 21, 2023 (60 days subsequent to October 22, 2023) are treated as outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of such person and are listed below under the “Number of Shares Underlying Options” column, but those shares underlying options are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the Company believes that the stockholders listed below have sole voting and dispositive power with respect to all shares listed beside each stockholder’s name, subject to applicable community property laws. Except as otherwise set forth below, the address of each beneficial owner is: 471 Brighton Drive, Bloomingdale, IL 60108.

Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Chain of Lakes Investment Fund, LLC / Christopher B. Woodruff(1)	1,681,946	8.7%
Royce & Associates, LP(2)	1,618,791	8.4%
Haluk L. Bayraktar(3)	1,380,573	7.1%
Renaissance Technologies LLC / Renaissance Technologies Holdings Corporation(4)	1,239,898	6.4%
Dimensional Fund Advisors LP(5)	1,190,725	6.2%
Directors and Named Executive Officers
David A. Neumann(6)	380,631	2.0%
Kevin J. McGowan	206,155	1.1%
Rishi Bharadwaj	260,226	1.4%
Steven D. Levy(7)	146,755	0.8%
Cindy K. Andreotti(8)	125,782	0.7%
Gina Haspilaire	120,204	0.6%
M. Jay Sinder	119,264	0.6%
Cynthia A. Keith(9)	88,307	0.5%
Anthony R. Rossabi	25,504	0.1%
All directors and executive officers as a group (14 persons)	1,682,131	8.7%

(1)

Information with respect to the number of shares of Common Stock beneficially owned is based solely on the Schedule 13D amendment filed with the SEC by Chain of Lakes Investment Fund, LLC (“Chain”) and Christopher B. Woodruff on August 29, 2023. Chain has sole dispositive power with respect to 0 shares, shared dispositive power with respect to 1,681,946 shares, sole voting power with respect to 0 shares, and shared voting power with respect to 1,681,946 shares. Mr. Woodruff is deemed to have shared dispositive and voting power over the shares held by Chain as a result of his position as President of Chain. Mr. Woodruff disclaims beneficial ownership of the shares owned by Chain. Chain and Mr. Woodruff’s address is 8101 34th Avenue South, Suite 400, Bloomington, MN 55425.

(2)

Information with respect to the number of shares of Common Stock beneficially owned is based solely on the Schedule 13G amendment filed with the SEC by Royce & Associates, LP (“Royce”) on January 24, 2023. Royce has sole dispositive power with respect to 1,618,791 shares, shared dispositive power with respect to 0 shares, sole voting power with respect to 1,618,791 shares and shared voting power with respect to 0 shares. Royce disclaims beneficial ownership of all such shares. Royce’s address is 745 Fifth Avenue, New York, NY 10151.

(3)

Information with respect to the number of shares of Common Stock beneficially owned is based solely on the Schedule 13D filed with the SEC by Haluk L. Bayraktar on October 11, 2023. Mr. Bayraktar has sole dispositive power with respect to 1,380,573 shares, shared dispositive with respect to 0 shares, sole voting power with respect to 1,380,573 shares and shared voting power with respect to 0 shares. Mr. Bayraktar’s address is Orhangazi Mahallesi Hadimkoy-istanbul Caddesi No: 258, Esenyurt, Istanbul, Turkey 34538.

(4)

Information with respect to the number of shares of Common Stock beneficially owned is based solely on the Schedule 13G amendment filed with the SEC by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation (together, “Renaissance”) on February 13, 2023. Renaissance has sole dispositive power with respect to 1,239,898 shares, shared dispositive with respect to 0 shares, sole voting power with respect to 1,202,686 shares and shared voting power with respect to 0 shares. Renaissance’s address is 800 Third Avenue, New York, NY 10022.

(5)

Information with respect to the number of shares of Common Stock beneficially owned is based solely on the Schedule 13G amendment filed with the SEC by Dimensional Fund Advisors LP (“Dimensional”) on February 10, 2023. Dimensional has sole dispositive power with respect to 1,190,725 shares, shared dispositive power with respect to 0 shares, sole voting power with respect to 1,163,904 shares and shared voting power with respect to 0 shares. Dimensional disclaims beneficial ownership of all such shares. Dimensional’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(6)	Includes 256,198 shares of Common Stock held by the David A. Neumann Living Trust and 57,038 shares of Common Stock held by the Sharon L. Neumann Living Trust.
(7)	Includes 5,000 shares of Common Stock held by Beena M. Levy, spouse of Steven D. Levy.
(8)	Includes 109,443 shares of Common Stock held by the Cindy K. Andreotti Revocable Trust.
(9)	Includes 72,513 shares of Common Stock held by the Cynthia Keith Living Trust.

MARKET PRICE AND DIVIDEND DATA

The Common Stock is traded on the Nasdaq Global Market under the symbol “PCTI.”

On October 13, 2023, the last full trading day prior to the public announcement of the signing of the merger agreement, the closing price for shares of Common Stock was $4.66 per share. The $7.00 per share to be paid for each share of Common Stock pursuant to the merger agreement represents a premium of over 50% the closing price on October 13, 2023. On [      ], 2023, the latest practicable trading day before the filing of this proxy statement, the reported closing price for shares of Common Stock on Nasdaq was $[   ]. You are encouraged to obtain current market quotations for shares of Common Stock in connection with voting your Common Stock.

As of the close of business on the Record Date, there were [      ] shares of Common Stock outstanding and entitled to vote, held by [      ] Company stockholders of record. The number of holders is based upon the actual number of holders registered in our records at such date and excludes holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security positions listings maintained by depository trust companies.

You are encouraged to obtain current market prices of the Common Stock in connection with voting your shares. Following the Merger, there will be no further market for the Common Stock, and the Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act.

The Board last declared a quarterly dividend on August 7, 2023. Because the merger agreement prohibits declaring, setting aside, making or paying any dividend or other distribution with respect to any shares of capital stock or equity interests of the Company or any subsidiary of the Company, the Company does not currently expect that comparable cash dividends will continue to be paid in the future.

SUBMISSION OF STOCKHOLDER PROPOSALS

If the Merger is consummated, we will not have public stockholders and there will be no public participation in any future stockholder meetings. Until the Merger is consummated, or if the merger agreement is terminated for any reason, you will continue to be entitled to attend and participate in stockholder meetings, including the Company’s annual meetings of stockholders, and we will provide notice of or otherwise publicly disclose the date on which an annual meeting of stockholders in 2024 (the “2024 Annual Meeting”) would be held. A date has not been set for the 2024 Annual Meeting.

Stockholders are entitled to present proposals for action and director nominations at the 2024 Annual Meeting only if they comply with applicable requirements of the proxy rules established by the SEC and the applicable provisions of our bylaws. Stockholders must ensure that such proposals and nominations are received by our Company Secretary at the following address: 471 Brighton Drive, Bloomingdale, Illinois 60108, Attention: Company Secretary, on or prior to the deadline for receiving such proposals and nominations.

Proposals for the 2024 Annual Meeting that are intended to be considered for inclusion in the proxy statement and form of proxy relating to such meeting must be received no later than January 12, 2024 and must comply with the procedures of Rule 14a-8 under the Exchange Act.

If a stockholder intends to submit a proposal or director nomination for consideration at our 2024 Annual Meeting outside the procedures of Rule 14a-8 under the Exchange Act, the stockholder must comply with the requirements of our bylaws. According to our bylaws, the Company Secretary must receive notice of any matter or nominations to be presented at the 2024 Annual Meeting no earlier than the close of business on February 23, 2024 (the 120th day prior to June 22, 2024, the one-year anniversary of this year’s annual meeting) and no later than the close of business on March 24, 2024 (the 90th day prior to June 22, 2024). However, in the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary of this year’s annual meeting, such notice must be delivered no earlier than the close of business on the 120th day prior to the date of the 2024 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2024 Annual Meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of the 2024 Annual Meeting, the tenth day following the day on which the Company first publicly announces the date of the 2024 Annual Meeting. The notice with respect to any matter or nomination must comply with our bylaws, including Section 2.5 thereof. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees under Rule 14a-19 under the Exchange Act must comply with the requirements of Rule 14a-19 under the Exchange Act. The Company will disregard any proxies solicited for a stockholder’s director nominees if such stockholder fails to comply with such requirements. A copy of the relevant bylaw provisions is available upon written request to our Company Secretary at the address provided above.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

SEC rules allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more stockholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements.

If your household would like to receive single rather than duplicate mailings in the future, please contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. Each stockholder will continue to receive a separate proxy card. If a bank, broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year’s proxy materials, please (i) visit www.proxyvote.com, (ii) call 1-800-579-1639, or (iii) send an email to sendmaterial@proxyvote.com. If sending an email, please include the 16-digit control number included in the proxy materials.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates herein by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition.

The following Company filings with the SEC are incorporated herein by reference:

•	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on March 16, 2023, as amended by the Form 10-K/A filed on April 28, 2023;

•	The Company’s Quarterly Reports on Form 10-Q, filed on May 9, 2023 and August 9, 2023;

•	The Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 11, 2023; and

•	The Company’s Current Reports on Form 8-K, filed on June 26, 2023, as amended by the Form 8-K/A filed on August 4, 2023, October 16, 2023, as amended by the Form 8-K/A filed on October 17, 2023.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the date of the Special Meeting. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated herein by reference.

You may obtain any of the documents we file with the SEC through the SEC’s website at www.sec.gov, or from our website at https://investor.pctel.com/. The information included on our website is not incorporated herein by reference.

You may also request copies of any of the documents we file with the SEC by requesting in writing from us at the following address:

PCTEL, Inc.

Attn: Fritz E. Freidinger

Vice President, General Counsel and Secretary

471 Brighton Drive

Bloomingdale, IL 60108

company.secretary@pctel.com

If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one (1) business day after we receive your request.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING.

WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED [     ], 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card, and return it promptly in the envelope provided. Giving your proxy now will not affect your right to vote in person if you attend the Special Meeting.

ANNEX A

AGREEMENT AND PLAN OF MERGER

among

AMPHENOL CORPORATION,

HILLTOP MERGER SUB, INC.

and

PCTEL, INC.

Dated as of October 13, 2023

A-i

A-ii

Annex I	Defined Terms	A-57
Exhibit A	Form of Amended and Restated Certificate of Incorporation of the Surviving Corporation

A-iii

THIS AGREEMENT AND PLAN OF MERGER, dated as of October 13, 2023 (this “Agreement”), is made by and among Amphenol Corporation, a Delaware corporation (“Parent”), Hilltop Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and PCTEL, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Annex I and other capitalized terms used in this Agreement are defined in the Sections where such terms first appear.

RECITALS

WHEREAS, the respective boards of directors of Parent, Merger Sub and the Company have each approved this Agreement and the transactions contemplated hereby, including the merger of Merger Sub with and into the Company (the “Merger” and, together with the other transactions contemplated by this Agreement, the “Transactions”) upon the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of Delaware (“DGCL”), whereby each issued and outstanding share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), other than Excluded Shares, will be converted into the right to receive the Merger Consideration;

WHEREAS, the board of directors of the Company (the “Company Board”) has (a) determined that this Agreement and the Transactions are in the best interests of the Company and its stockholders, (b) approved, adopted and declared advisable this Agreement and the execution, delivery and performance thereof by the Company and, subject to receiving the Company Stockholder Approval, the consummation by the Company of the Transactions, including the Merger, (c) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of such stockholders to be duly called and held for such purpose (the “Company Stockholders Meeting”) and (d) resolved to recommend adoption of this Agreement by the stockholders of the Company (the “Company Stockholders”) in accordance with the applicable provisions of the Laws of the State of Delaware at the Company Stockholders Meeting at on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, (a) the board of directors of each of Parent and Merger Sub have (i) determined that this Agreement and the Transactions are in the best interests of Parent and Merger Sub and their respective stockholders and (ii) approved and declared advisable this Agreement and the execution, delivery and performance thereof and the consummation of the Transactions, including the Merger and (b) the board of directors of Merger Sub has recommended that Parent, as the sole stockholder of Merger Sub, adopt this Agreement by written consent in lieu of a meeting;

WHEREAS, each of Parent, Merger Sub and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Transactions and also to prescribe various conditions to the Transactions.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements of the parties hereto, and upon the terms and subject to the conditions of this Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.01 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time, Merger Sub shall be merged with and into the

Company, the separate corporate existence of Merger Sub shall thereupon cease and the Company shall continue as the surviving corporation of the Merger. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.”

Section 1.02 Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company shall cause the Merger to be consummated under the DGCL by filing a certificate of merger in such form as required by, and executed in accordance with, the DGCL (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the time and day of such filing with the Secretary of State of the State of Delaware, or such later time and day as may be agreed in writing by Parent and the Company and specified in the Certificate of Merger, being referred to herein as the “Effective Time”).

Section 1.03 Closing. The consummation of the Merger shall take place at a closing (the “Closing”) to occur by electronic exchange of documents no later than the third (3rd) Business Day after the satisfaction (or waiver, if permitted by applicable Law) of the last to be satisfied (or waived, if permitted by applicable Law) of the conditions set forth in Article VI (other than those conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction (or waiver, if permitted by applicable Law) of those conditions), or at such other location, date and time as Parent and the Company shall mutually agree upon in writing. The date upon which the Closing shall actually occur pursuant hereto is referred to herein as the “Closing  Date.”

Section 1.04 The Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.05 Organizational Documents, Directors and Officers of the Surviving Corporation.

(a) Organizational Documents. At the Effective Time, (i) subject to Section 5.10, the Company Charter, as in effect immediately prior to the Effective Time, will by virtue of the Merger be amended and restated so as to read in its entirety in the form set forth in Exhibit A, and as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with applicable Law and the applicable provisions of the amended and restated certificate of incorporation of the Surviving Corporation and (ii) subject to Section 5.10, the Company Bylaws shall be amended and restated in their entirety to read as the bylaws of Merger Sub, as in effect immediately prior to the Effective Time (which bylaws will have any provisions necessary to comply with Section 5.10 hereof), and as so amended and restated, shall thereafter be the bylaws of the Surviving Corporation (except that references to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation), in each case, until thereafter amended in accordance with applicable Law and the applicable provisions of the certificate of incorporation and the bylaws of the Surviving Corporation.

(b) Directors. The parties hereto shall take all requisite action so that the board of directors of the Surviving Corporation at the Effective Time shall consist of the members of the board of directors of Merger Sub immediately prior to the Effective Time, each to hold office until such member’s respective successor is duly elected or appointed and qualified or until such member’s earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the Surviving Corporation.

(c) Officers. The parties hereto shall take all requisite action so that the officers of Merger Sub at the Effective Time shall be the officers of the Surviving Corporation, each to hold office until such officer’s respective successor is duly appointed and qualified or until such officer’s earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the Surviving Corporation.

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK

Section 2.01 Conversion of Securities.

(a) At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any capital stock of the Company or Merger Sub:

(i) Conversion of Company Common Stock. Each share of Company Common Stock (the “Shares”) issued and outstanding immediately prior to the Effective Time, other than Excluded Shares, shall automatically be converted at the Effective Time into the right to receive $7.00 in cash, without interest (the “Merger Consideration”), and all of such Shares shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate representing a Share (a “Certificate”) or non-certificated Share represented by book-entry (“Book-Entry Shares”) that formerly represented any of the Shares (other than Excluded Shares) shall thereafter be cancelled and cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest thereon, subject to Section 2.05.

(ii) Cancellation of Company-Owned Shares and Parent-Owned Shares. All Shares that, immediately prior to the Effective Time, are owned by the Company in the treasury, owned of record by any Company Subsidiary, or owned of record by Parent, Merger Sub or any of their respective Subsidiaries (other than, in each case, Shares held on behalf of a third party) shall be cancelled and shall cease to exist, with no payment being made with respect thereto.

(iii) Capital Stock of Merger Sub. Each issued and outstanding share of common stock of Merger Sub, par value $0.001 per share, shall be automatically converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation. At the Effective Time, all certificates representing common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(b) Merger Consideration Adjustment. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement until the Effective Time, the number of outstanding Shares shall have been changed into a different number of shares or a different class (including by reason of any reclassification, stock split (including a reverse stock split), recapitalization, split-up, combination, exchange of shares, readjustment or other similar transaction, or if a stock dividend or stock distribution thereon shall be declared with a record date and payment date within such period), the Merger Consideration shall be equitably adjusted to reflect such change so as to provide Parent and the holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 2.01(b) shall be deemed to permit or authorize the Company to effect any such change that it is not authorized or permitted to undertake pursuant to this Agreement.

Section 2.02 Exchange of Certificates; Payment for Shares.

(a) Paying Agent. Prior to the Effective Time, Parent shall designate a U.S.-based nationally recognized financial institution reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the benefit of the holders of Shares to receive the Merger Consideration to which such holders shall become entitled pursuant to this Agreement. At or prior to the Effective Time, Parent shall deposit with the Paying Agent, by wire transfer of immediately available funds, an amount in cash equal to the Aggregate Common Stock Consideration (the “Exchange Fund”). The Exchange Fund shall be held in trust by the Paying Agent for the benefit of the holders of Shares that are entitled to receive the Merger Consideration. In the event the Exchange Fund is insufficient to make the payments contemplated by this Article II (including if Dissenting Company Shares lose their status as such), Parent shall promptly deposit, or cause to be deposited, with the Paying Agent, by wire transfer of immediately available funds, an amount in cash such that the Exchange Fund becomes sufficient to make such payments. Funds made available to the Paying Agent shall, if Parent so elects, be invested by the Paying Agent, as directed by Parent, in, and only in, short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the United States of America with maturities of no more than thirty (30) days or in commercial paper obligations rated A-1 or P1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, pending payment thereof by the Paying Agent to the holders of Shares pursuant to this Article II; provided that no investment of such deposited funds shall relieve Parent, the Surviving Corporation or the Paying Agent from promptly making the payments required by this Article II, and following any losses from any such investment, Parent shall promptly deposit with the Paying Agent by wire transfer of immediately available funds, for the benefit of the holders of Shares, an amount in cash equal to the amount of such losses, which additional funds will be held and disbursed in the same manner as funds initially deposited with the Paying Agent to make the payments contemplated by this Article II. Any interest or income produced by such investments will be payable to Merger Sub or Parent, as Parent directs. Parent shall direct the Paying Agent to hold the Exchange Fund for the benefit of the persons entitled to Merger Consideration in accordance with Section 2.01 and to make payments from the Exchange Fund in accordance with this Section 2.02. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to this Section 2.02, except as expressly provided for in this Agreement.

(b) Procedures for Surrender.

(i) Certificated Shares. As promptly as practicable after the Effective Time (but in no event later than the second (2nd) Business Day following the Effective Time), Parent shall cause the Paying Agent to mail to each holder of record of a Certificate whose Shares were converted into the right to receive the Merger Consideration pursuant to this Agreement: (A) a letter of transmittal in customary form (agreed to by Parent and the Company prior to the Effective Time), which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu thereof in accordance with Section 2.02(e)) to the Paying Agent; and (B) instructions for effecting the surrender of the Certificates in exchange for payment of the Merger Consideration. Upon surrender of any Certificates (or affidavits of loss in lieu thereof in accordance with Section 2.02(e)) for cancellation to the Paying Agent, if applicable, and upon delivery of a letter of transmittal, duly executed and in proper form, with respect to such Certificates and such other documents as may be customarily required by the Paying Agent, the holder of such Certificates shall be entitled to receive in exchange therefor the portion of the Aggregate Common Stock Consideration into which the Shares formerly represented by such Certificates were converted pursuant to Section 2.01, and the Certificates so surrendered shall immediately be cancelled.

(ii) Book-Entry Shares. Any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration. In lieu thereof, each registered holder of one or more Book-Entry Shares shall automatically upon the Effective Time be entitled to receive, and the Surviving Corporation shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time (but in no event more than two (2) Business Days thereafter), the Merger Consideration for each Book-Entry Share. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the person in whose name such Book-Entry Shares are registered other than as contemplated in Section 2.02(b)(iv).

(iii) No Interest. No interest shall be paid or accrue on any portion of the Merger Consideration payable upon surrender of any Certificate (or affidavit of loss in lieu thereof in accordance with Section 2.02(e)) or in respect of any Book-Entry Share.

(iv) Transfers of Ownership. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, payment may be made and Merger Consideration may be paid to a person other than the person in whose name the Certificate so surrendered or the Book-Entry Shares are registered, if such Certificate or Book-Entry Share is properly endorsed and is otherwise in proper form for surrender and transfer and the person requesting such payment either pays to the Paying Agent any transfer and other similar

Taxes required by reason of the payment of the Merger Consideration to a person other than in whose name such surrendered Certificate is registered or the registered holder of such Book-Entry Shares or establishes to the reasonable satisfaction of the Paying Agent or Parent that such Taxes either have been paid or are not required to be paid.

(c) Transfer Books; No Further Ownership Rights in Shares. As of the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. The Merger Consideration paid in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to such Shares, subject, however, to Section 2.05. From and after the Effective Time, the holders of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided for in this Agreement or by applicable Law. If, after the Effective Time, any Certificates formerly representing Shares (or affidavits of loss in lieu thereof in accordance with Section 2.02(e)) are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be cancelled and exchanged as provided in this Agreement.

(d) Termination of Exchange Fund; Abandoned Property; No Liability. At any time following the first (1st) anniversary of the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any portion of the Exchange Fund (including any interest received with respect thereto) not disbursed to or claimed by holders of Shares, and thereafter such holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the Merger Consideration payable in respect of their Shares in accordance with the procedures set forth in Section 2.02(b), without interest. Notwithstanding the foregoing, none of Parent, the Surviving Corporation or the Paying Agent shall be liable to any holder of a Share for Merger Consideration properly delivered to a Governmental Entity in accordance with any applicable abandoned property, escheat or similar Law. If any Certificate or Book-Entry Share has not been surrendered immediately prior to the date on which the Merger Consideration in respect thereof would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, immediately prior to such time become the property of Parent or the Surviving Corporation, as Parent directs, free and clear of all claims or interest of any person previously entitled thereto.

(e) Lost, Stolen or Destroyed Certificates. If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably acceptable to the Paying Agent) of that fact by the person claiming such Certificate to be lost, stolen or destroyed, and, if required by Parent or the Paying Agent, the posting by such person of a bond, in such reasonable amount as Parent or the Paying Agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent or the Surviving Corporation, as applicable, shall pay in exchange for such lost, stolen or destroyed Certificate the portion of the Aggregate Common Stock Consideration into which the Shares formerly represented by such Certificate were converted pursuant to Section 2.01(a)(i).

Section 2.03 Treatment of Company Options, Restricted Stock Awards, RSU Awards, ESPP and Equity Plans.

(a) Treatment of Company Options. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, immediately prior to the Effective Time and contingent upon the Merger, each outstanding option to purchase Shares granted under a Company Stock Plan (other than any option granted under the Company Stock Purchase Plan) (the “Company Options”) shall be fully vested and cancelled and, in exchange therefor, each holder of any such cancelled Company Option shall be entitled to receive, in consideration of the cancellation of such Company Option and in settlement therefor, a payment in cash of an amount equal to the product of (i) the total number of Shares subject to such cancelled Company Option, multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Share subject to such cancelled Company Option, without interest (such amounts payable hereunder, the “Option Payments”); provided, however, that (1) any such Company Option with respect to which the exercise price per Share subject thereto is equal to or greater than the Merger Consideration shall be cancelled in exchange for no consideration and (2) such Option Payments shall be reduced by the amount of any required Tax withholdings as provided in Section 2.05. From and after the Effective Time, no Company Option shall be outstanding or exercisable, and each Company Option shall entitle the holder thereof only to the payment provided for in this Section 2.03(a).

(b) Treatment of Restricted Stock Awards. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, immediately prior to the Effective Time and contingent upon the Merger, (i) each outstanding award of Shares that is subject to vesting or a risk for forfeiture (each, a “Restricted Stock Award”) granted pursuant to a Company Stock Plan shall be fully vested; provided, however, that each Restricted Stock Award (or portion thereof) that is subject to performance-based vesting conditions shall be deemed to be vested at the target level and (ii) each Share subject to a Restricted Stock Award shall be treated as set forth in Section 2.01(a), above and entitled to receive the Merger Consideration as described in such section (such amounts payable hereunder, the “Restricted Stock Payments”) (less any required Tax withholdings as provided in Section 2.05).

(c) Treatment of Restricted Stock Units. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, immediately prior to the Effective Time and contingent upon the Merger, (i) each outstanding award of restricted stock units with respect to Shares (including, for the avoidance of doubt, each such restricted stock unit that is subject to a deferral election) (each, an “RSU Award”) granted pursuant to a Company Stock Plan shall be fully vested; provided, however, that each RSU Award that is subject to performance-based vesting conditions shall be deemed to be vested at the target level and (ii) each RSU Award shall be cancelled and, in exchange therefor, each holder of any such cancelled RSU Award shall be entitled to receive, in consideration of the cancellation of such RSU Award and in settlement therefor, a payment in cash of an amount equal to the product of (A) the number of vested restricted stock units subject to such RSU Award, multiplied by (B) the Merger Consideration, without interest (such amounts payable hereunder, the “RSU Payments”) (less any required Tax withholdings as provided in Section 2.05).

(d) Termination of Company Stock Plans. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, as of the Effective Time, all Company Stock Plans shall terminate, and no further rights with respect to Shares or any other awards shall be granted thereunder.

(e) Treatment of Company Stock Purchase Plan. The provisions of Section 2.03(a) shall not apply to any rights under the Company Stock Purchase Plan. With respect to the Company Stock Purchase Plan, as soon as practicable following the date of this Agreement, the Company Board (or a committee thereof) shall adopt resolutions or take other actions as may be required to provide that no further “Offerings” (as defined in the Company Stock Purchase Plan) will commence pursuant to the Company Stock Purchase Plan after the date hereof. Prior to the Effective Time, the Company will take all action necessary to, effective upon the consummation of the Merger: (i) cause the “Exercise Date” (as defined in the Company Stock Purchase Plan) with respect to any Offering that would otherwise occur on or after the Effective Time, if any, to occur no later than one (1) Business Day prior to the date on which the Effective Time occurs; (ii) make any pro rata adjustments that may be necessary to reflect the shortened Offering, if applicable, but otherwise treat such shortened Offering as a fully effective and completed Offering for all purposes pursuant to the Company Stock Purchase Plan; and (iii) cause the exercise (as of no later than one (1) Business Day prior to the date on which the Effective Time occurs) of each outstanding purchase right pursuant to the Company Stock Purchase Plan. On such exercise date, if any, referred to in clause (iii) of the preceding sentence, the Company will apply the funds credited as of such date pursuant to the Company Stock Purchase Plan within each participant’s payroll withholding account to the purchase of whole Shares in accordance with the terms of the Company Stock Purchase Plan and will cause the remaining accumulated but unused payroll deductions to be distributed to the relevant participants without interest as promptly as practicable following such exercise date. Immediately prior to and effective as of the Effective Time, the Company will terminate the Company Stock Purchase Plan.

(f) Parent Funding. Parent shall cause the Surviving Corporation to pay to each holder of a Company Option, Restricted Stock Award, or RSU Award the applicable Option Payments, Restricted Stock Payments (to the extent subject to Tax withholdings) or RSU Payments, as applicable (less any required Tax withholdings as provided in Section 2.05) on the Surviving Corporation’s first regularly scheduled payroll date occurring at least five (5) Business Days following the Effective Time, or at such later time as necessary to avoid a violation of, or adverse tax consequences under, Section 409A of the Code.

(g) Further Actions. Prior to the Effective Time, and subject to the reasonable review and approval of Parent, the Company shall have taken all actions reasonably necessary or appropriate to effect the transactions contemplated by this Section 2.03 under the Company Stock Plans or the Company Stock Purchase Plan, all award agreements thereunder, and any other plan or arrangement of the Company (whether written or oral, formal or informal), including delivering all required notices, making any required filings and obtaining any required consents necessary to effectuate the provisions of this Agreement.

Section 2.04 Dissenting Shares.

(a) Notwithstanding anything to the contrary set forth in this Agreement, all shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and owned by Company Stockholders who shall have properly and validly perfected their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL (collectively, “Dissenting Company Shares”) shall not be converted into, or represent the right to receive, the Merger Consideration pursuant to Section 2.01. Such Company Stockholders shall be entitled to receive payment of the fair value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL, except that all Dissenting Company Shares owned by Company Stockholders who shall have failed to perfect or who shall have effectively withdrawn or lost their rights to appraisal of such Dissenting Company Shares under such Section 262 of the DGCL shall no longer be considered to be Dissenting Company Shares and shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, less any applicable withholding Taxes pursuant to Section 2.05 and without interest thereon, upon surrender of the certificate or certificates, if any, that formerly evidenced such shares of Company Common Stock in the manner provided in Section 2.02(b) (or affidavits of loss in lieu thereof in accordance with Section 2.02(e)).

(b) The Company shall give Parent (i) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares and (ii) the right to participate in all negotiations and proceedings with respect to demands for appraisal under the DGCL in respect of Dissenting Company Shares. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal, or settle any such demands for payment, in respect of Dissenting Company Shares, or agree to do any of the foregoing.

Section 2.05 Withholding Taxes. Each of Parent, the Surviving Corporation and the Paying Agent (and their respective affiliates and Representatives) shall be entitled to deduct and withhold from the amounts payable in connection with this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment, or the vesting, waiver of restrictions or other actions provided for in this Agreement, under the Code, any regulation promulgated thereunder by the United States Department of Treasury (a “Treasury Regulation”) or any other applicable federal, state, local or foreign Tax Law; provided, however, that under no circumstances will Parent, the Surviving Corporation or the Paying Agent (or any of their respective affiliates or Representatives) deduct or withhold any amount under Section 1445 of the Code so long as the Company provides the FIRPTA Certificate pursuant to Section 5.13. Parent, the Surviving Corporation or the Paying Agent (or their respective affiliates and Representatives) shall use commercially reasonable efforts (a) to provide advance notice to the Company of any proposed withholding and (b) to cooperate with the Company Board to minimize or eliminate any such withholding as permitted by applicable Law. To the extent that amounts are so withheld or deducted by the Surviving Corporation, Parent or the Paying Agent (or any of their respective affiliates or Representatives), as the case may be, such withheld amounts (i) shall be remitted by the applicable withholding agent to the applicable Governmental Entity and (ii) to the extent so remitted shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Merger Sub that, except as (a) set forth in the disclosure letter delivered by the Company to Parent and Merger Sub concurrently with or prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being understood that any information, item or matter set forth on one section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent that it is reasonably apparent from the content and context of such disclosure that such information, item or matter is relevant to such other section or subsection) or (b) disclosed in Company SEC Documents publicly filed or furnished and publicly available after January 1, 2021 and prior to the date of this Agreement, without giving effect to any amendment to any such report, schedule, form, statement, registration statement, prospectus or other document filed or furnished on or after the date hereof, other than any disclosure in any such Company SEC Document contained (i) under the captions “Forward-Looking Statements” and “Risk Factors” thereof or (ii) any other section thereof to the extent such disclosure is primarily cautionary, forward-looking or predictive; provided, however, that for purposes of this clause (b), nothing disclosed in the Company SEC Documents shall be deemed to be a qualification of, or modification to, the representations and warranties of the Company set forth in Section 3.01 (Organization and Qualification; Subsidiaries), Section 3.02 (Capitalization), Section 3.03 (Authority), Section 3.29 (Opinion of Financial Advisors), Section 3.30 (Takeover Statutes), or Section 3.32 (Brokers):

Section 3.01 Organization and Qualification; Subsidiaries.

(a) The Company and each Company Subsidiary is a corporation or other legal entity duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, except, in the case of the Company Subsidiaries, as would not reasonably be expected to have a Company Material Adverse Effect. The Company and each Company Subsidiary has requisite corporate or other legal entity, as the case may be, power and authority to own, lease and operate its properties and assets and carry on its business as it is now being conducted, except where the failure to have such power and authority would not have a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect.

(b) The Company has made available to Parent true and complete copies of (i) the Amended and Restated Certificate of Incorporation of the Company (as amended, restated, supplemented or otherwise modified, the “Company Charter”) and (ii) the Amended and Restated Bylaws of the Company (as amended, restated, supplemented or otherwise modified, the “Company Bylaws”), in each case, as in effect on the date hereof. Each of the Company Charter and the Company Bylaws is in full force and effect.

(c) Section 3.01 of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of each Company Subsidiary, together with its jurisdiction of incorporation or organization.

(d) The Company or another Company Subsidiary owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other equity securities of each of the Company Subsidiaries, free and clear of any Lien, other than restrictions on transfer under applicable federal and state securities Laws or applicable foreign Laws, and all of such outstanding shares of capital stock or other equity securities have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except for equity interests in the Company Subsidiaries, neither the Company nor any Company Subsidiary owns, directly or indirectly, any shares of capital stock or other equity interests in any person, or has any obligation to acquire any such shares of capital stock or equity interests.

Section 3.02 Capitalization.

(a) The authorized capital stock of the Company consists of 50,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock of the Company. As of the close of business on October 9, 2023 (the “Specified Date”), (i) 19,353,641 shares of Company Common Stock (including Company Restricted Stock) were issued and outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights, (ii) no shares of preferred stock of the Company were issued and outstanding, and (iii) no shares of Company Common Stock were held in treasury.

(b) As of the close of business on the Specified Date, (i) 2,000 shares of Company Common Stock were issuable with respect to outstanding Company Options with a weighted average exercise price of $6.98 per share of Company Common Stock, and (ii) 598,054 shares of Company Common Stock were issuable in respect of outstanding RSU Awards (assuming a target level of performance under performance-based awards and full vesting of time-based awards) and Restricted Stock Awards (assuming a target level of performance under performance-based awards). As of the close of business on the Specified Date, the Company had no Shares reserved for issuance, except for (A) the shares reserved for issuance pursuant to the outstanding Company Options, Restricted Stock Awards and RSU Awards described in clauses (i) and (ii), (B) an additional 424,513 Shares reserved for additional grants of Company Options, Restricted Stock Awards and RSU Awards pursuant to the Company Stock Plans and (C) 1,080,574 Shares reserved for issuance pursuant to the Company Stock Purchase Plan. Section 3.02(b) of the Company Disclosure Letter sets forth a true and complete list, as of the close of business on the Specified Date, (x) with respect to each RSU Award, of (A) the name and holder of such RSU Award, (B) the number of shares of Company Common Stock underlying such RSU Award (assuming, with respect to any RSU Award that is subject to vesting based on the achievement of performance goals, the achievement of target performance goals) and (C) the date on which such RSU Award was granted, (y) with respect to each Company Option, of (A) the name and holder of such Company Option, (B) the number of shares of Company Common Stock underlying such Company Option, (C) the type (incentive or nonqualified) and (D) the exercise price per share, and (z), with respect to each Restricted Stock Award, (A) the name and holder of such Restricted Stock Award, (B) the number of shares of Company Common Stock subject to such Restricted Stock Award (assuming, with respect to any Restricted Stock Award that is subject to vesting based on the achievement of performance goals, the achievement of target performance goals) and (C) the date on which such Restricted Stock Award was granted. All shares of Company Common Stock subject to issuance under the Company Stock Purchase Plan and Company Stock Plan, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

(c) As of the date hereof, except with respect to the Company Options, Restricted Stock Awards and RSU Awards referred to in Section 3.02(b) of the Company Disclosure Letter and the related award agreements, and purchase rights under the Company Stock Plans and Company Stock Purchase Plan, there are no outstanding or existing (i) options, warrants, calls, derivative Contracts, forward sale Contracts, preemptive rights, restricted shares, restricted stock units, stock appreciation rights, performance units, contingent value rights, “phantom” stock, subscriptions, agreements, obligations or other rights, convertible or exchangeable securities, agreements or commitments of any character to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound obligating the Company or any Company Subsidiary to issue, deliver, transfer or sell, or cause to be issued or sold, any shares of capital stock or other equity interest in the Company or securities convertible into, exchangeable for or exercisable for such shares or equity interests relating to or based on, directly or indirectly, the value or price of, any capital stock or voting securities of, or ownership interests in, the Company or any Company Subsidiary, (ii) obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any capital stock or equity securities of the Company or any Company Subsidiary, or (iii) voting trusts or similar agreements to which the Company or any Company Subsidiary is a party with respect to the voting, registration or transfer of the Shares at a meeting of the Company Stockholders or the capital stock or equity securities of any Company Subsidiary at a meeting (the items in clauses (i), (ii) and (iii) with respect to the Company, together with the shares of capital stock of the Company, being referred to collectively as “Company Securities,” and the items in clauses (i), (ii) and (iii) with respect to any Company Subsidiary, together with the shares of capital stock, voting securities or other ownership interests of any Company Subsidiary, being referred to collectively as “Subsidiary Securities”). Neither the Company nor any Company Subsidiary has any obligation to grant any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any security issued by the Company or any Company Subsidiary. Since the close of business on the Specified Date through the date hereof, the Company has not issued any shares of Company Common Stock or other class of equity security (other than shares in respect of Company Options, Restricted Stock Awards or RSU Awards in accordance with their terms, or in respect of the Company Stock Plans and Company Stock Purchase Plan).

(d) There are no outstanding bonds, debentures, notes or other Indebtedness of the Company or any Company Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which stockholders of the Company or any Company Subsidiary may vote.

(e) With respect to the Company Options, (i) each grant of an option was duly authorized no later than the date on which the grant of such option was by its terms to be effective or the date the option was granted by all necessary corporate action and (ii) each has an exercise price equal to no less than the fair market value of the underlying Shares on the applicable grant date as determined by the Company Board in good faith. Each Company Option and RSU Award was granted in material compliance with all applicable Laws and pursuant to a Company Stock Plan.

Section 3.03 Authority.

(a) The Company has the requisite corporate power and authority to execute, deliver and, assuming the accuracy of the representations and warranties contained in Section 4.10, perform this Agreement and, subject to the receipt of the Company Stockholder Approval and assuming the accuracy of the representations and warranties contained in Section 4.10, to consummate the Transactions. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company Board and, assuming the accuracy of the representations and warranties contained in Section 4.10, other than the Company Stockholder Approval and execution and filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, no additional corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the Transactions. Assuming the accuracy of the representations and warranties contained in Section 4.10, other than the Company Stockholder Approval, no vote of the holders of any class or series of capital stock or other securities of the Company is necessary to adopt this Agreement or approve or consummate the Transactions. This Agreement has been, and any other agreements or instruments to be delivered pursuant hereto by the Company will be, duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Sub and assuming the accuracy of the representations and warranties contained in Section 4.10) this Agreement constitutes, and when executed and delivered, such other agreements and instruments will constitute, the valid and legally binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar Laws of general application, now or hereafter in effect, affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a Proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) The Company Board, at a meeting duly called and held, has (i) determined that this Agreement and the Transactions are in the best interests of the Company and its stockholders, (ii) unanimously approved, adopted and declared advisable this Agreement and the execution, delivery and performance thereof by the Company and, subject to receiving the Company Stockholder Approval, the consummation by the Company of the Transactions, including the Merger, (iii) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at the Company Stockholders Meeting and (iv) resolved to recommend adoption of this Agreement by the stockholders of the Company in accordance with the applicable provisions of the Laws of the State of Delaware at the Company Stockholders Meeting on the terms and subject to the conditions set forth in this Agreement, in each case, by resolutions duly adopted, which resolutions, subject to Section 5.04, have not been subsequently rescinded, withdrawn or modified.

Section 3.04 No Conflict; Required Filings and Consents.

(a) The execution, delivery or performance of this Agreement by the Company and the consummation by the Company of the Transactions do not and will not: (i) subject to obtaining the Company Stockholder Approval, contravene, conflict with or violate any provision of (A) the Company Charter or Company Bylaws or (B) any of the organizational documents of any Company Subsidiary; (ii) assuming that all consents, approvals and authorizations described in Section 3.04(b) have been obtained and all filings and notifications described in Section 3.04(b) have been made and any waiting periods thereunder have terminated or expired, subject to obtaining the Company Stockholder Approval and assuming the accuracy of the representations and warranties contained in Section 4.10, conflict with or violate any Law applicable to the Company or any Company Subsidiary or any of their respective properties or assets; or (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than a Permitted Lien) upon any of the respective properties, rights or assets of the Company or any Company Subsidiary pursuant to any Company Material Contract, Real Property Lease or Company Permit, except, with respect to clauses (ii) and (iii), for (A) any such consent, approvals and authorizations, the failure to obtain which would not have a Company Material Adverse Effect and (B) any such contraventions, conflicts, violations, breaches, losses, defaults, terminations, rights of termination, vesting, amendment, acceleration or cancellation or creations of Liens that would not have a Company Material Adverse Effect.

(b) None of the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the Transactions will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity with respect to the Company or any Company Subsidiary or any of their respective properties or assets, other than (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) the submission of any filings and notifications, and the receipt, termination or expiration, as applicable, of waivers, consents, clearances, approvals, authorizations, waiting periods or agreements, required under applicable U.S. or foreign competition, antitrust, merger control or foreign investment Laws ( “Antitrust Laws”), (iii) compliance with the applicable requirements of the Securities Act or the Exchange Act, (iv) filings as may be required under the rules and regulations of Nasdaq, (v) compliance with any applicable international, federal or state securities or “blue sky” Laws, and (vi) where the failure to obtain such consents, approvals, authorizations or permits of, or to make such filings, registrations with or notifications to, any Governmental Entity, would not have a Company Material Adverse Effect.

Section 3.05 Permits; Compliance with Laws.

(a) Except as would not have a Company Material Adverse Effect, the Company and each Company Subsidiary is in possession of all authorizations, licenses, permits, certificates, variances, exemptions, approvals, orders, registrations and clearances of any Governmental Entity (each, a “Permit”) necessary for the Company and each Company Subsidiary to own, lease and operate its properties and assets, and to carry on and operate its businesses as currently conducted (the “Company Permits”), and (i) all such Company Permits are in full force and effect, (ii) the Company and the Company Subsidiaries are, and have been since January 1, 2021, in compliance with the terms and requirements of such Company Permits, (iii) the Company and each Company Subsidiary is not in default under, and, to knowledge of the Company, no condition exists that, with or without notice, or lapse of time, or both, would constitute a default under, or would reasonably be expected to result in, any suspension, cancellation, modification, termination or revocation of, any such Company Permit, and (iv) neither the Company nor any of the Company Subsidiaries has received any written notice from any Governmental Entity threatening to revoke, suspend, modify or cancel any Company Permit.

(b) Since January 1, 2021 the Company and each of the Company Subsidiaries has been, and each currently is, in compliance with all Laws applicable to the Company, the Company Subsidiaries and their respective businesses and activities and properties or assets owned or used by them and with all Orders to which the Company or the Company Subsidiaries are subject, in each case, except for such noncompliance as would not have a Company Material Adverse Effect. No investigation, review or audit by any Governmental Entity with respect to the Company or any Company Subsidiary is pending or, to the knowledge of the Company, threatened in writing against the Company or any Company Subsidiary, except for such investigations, reviews and audits the outcomes of which, individually or in the aggregate, would not have a Company Material Adverse Effect.

Section 3.06 Company SEC Documents; Financial Statements. Since January 1, 2021, the Company has timely filed with or otherwise furnished to (as applicable) the SEC, and made available to Parent, all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules, certifications and documents and related exhibits and all other information incorporated therein required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) (such documents and any other documents filed or furnished by the Company with the SEC with any exhibits and schedules thereto and other information incorporated by reference or otherwise hyperlinked therein, as have been supplemented, modified or amended since the time of filing, collectively, the “Company SEC Documents”). As of their respective filing dates and, if supplemented, modified or amended since the time of filing, as of the date of the most recent supplement, modification or amendment, the Company SEC Documents (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (b) complied as to form in all material respects with all applicable requirements of Nasdaq, the Exchange Act, the Securities Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder, in each case as in effect on the date each such document was filed with or furnished to the SEC. None of the Company Subsidiaries is currently required to file periodic reports with the SEC or under any applicable foreign securities Law or to any foreign securities exchange or quotation service. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any Company SEC Documents. The Company has complied with and is in compliance in all material respects with the applicable provisions of the Exchange Act, the Securities Act, the SEC and with the Sarbanes-Oxley Act and the applicable listing and corporate governance rules, regulations and requirements of Nasdaq. The audited consolidated financial statements and unaudited consolidated interim financial statements (including, in each case, any notes thereto) of the Company and the consolidated Company Subsidiaries included in or incorporated by reference into the Company SEC Documents (collectively, the “Company Financial Statements”) (i) were, except as may be indicated in the notes thereto, prepared in accordance with GAAP (as in effect in the United States on the date of such Company Financial Statement) applied on a consistent basis during the periods involved except, in the case of unaudited statements, for normal year-end adjustments and the absence of notes that will not be material in amount or effect as permitted by SEC rules and regulations, (ii) present fairly, in all material respects, the consolidated financial position of the Company and the consolidated Company Subsidiaries and the results of their operations and their cash flows as of the dates and for the periods referred to therein (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal year-end adjustments that were not or will not be material in amount or effect) and (iii) have been prepared from and are in accordance with the books, records and accounts of the Company and the Company Subsidiaries.

There are no unconsolidated Subsidiaries of the Company. No securitization transactions or other off-balance sheet arrangements exist or have been effected by the Company or the Company Subsidiaries since January 1, 2021.

Section 3.07 Information Supplied. The Proxy Statement, including any information supplied or to be supplied by or on behalf of the Company or any of the Company Subsidiaries for inclusion or incorporation by reference therein, will not, at the time the Proxy Statement is filed with the SEC, at any time the Proxy Statement is amended or supplemented, at the time the Proxy Statement is first published, mailed or given to the Company Stockholders or at the time of the Company Stockholders Meeting (as it may be adjourned or postponed in accordance with this Agreement), as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder and other applicable Law. Notwithstanding the foregoing, no representation or warranty is made by the Company (a) with respect to such portions thereof provided by Parent and Merger Sub and to statements made or incorporated by reference in the Proxy Statement based on information supplied by Parent or Merger Sub or any of their respective Representatives specifically for inclusion (or incorporation by reference) in the Proxy Statement or (b) with respect to omissions of material facts required to be stated therein or necessary in order to make the statements therein not misleading within the possession of Parent or Merger Sub or any of their representatives.

Section 3.08 Internal Controls and Disclosure Controls. The Company has designed, established and maintains, and has at all times since January 1, 2021 maintained, a system of disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of each of Rule 13a-15 and Rule 15(d)-15 under the Exchange Act), as applicable. Such disclosure controls and procedures provide reasonable assurances regarding the reliability of financial reporting for the Company and the Company Subsidiaries and provide reasonable assurance (a) that transactions are recorded as necessary to permit the preparation of financial statements in accordance with GAAP, (b) that receipts and expenditures of the Company are made only in accordance with the authorizations of management and the directors of the Company and (c) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that would have a material effect on the financial statements of the Company, as required by Rule 13a-15 and Rule 15(d)-15 under the Exchange Act. Such disclosure controls and procedures are designed to provide reasonable assurance that, and to the knowledge of the Company are effective in ensuring that, (i) all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (ii) all such information is accumulated and communicated to the Company’s management, as appropriate, to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

Section 3.09 Absence of Certain Changes. Since the Balance Sheet Date, (a) except as set forth in Section 3.09(a) of the Company Disclosure Letter and to the extent it relates to the discussion and negotiation of this Agreement, the businesses of the Company and the Company Subsidiaries have been conducted in all material respects in the ordinary course of business consistent with past practice, (b) neither the Company nor any Company Subsidiary has undertaken any action that if taken after the date hereof would require Parent’s consent pursuant to, or otherwise would not be in compliance with, clauses (a) through (g), (i), (k)(iv), (l), (n) and (u) of Section 5.01 and (c) there has not been any Company Material Adverse Effect.

Section 3.10 Books and Records. Since January 1, 2021, the books and records of the Company and each Company Subsidiary have been, and are being fully, properly and accurately maintained in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions, in each case, in all material respects.

Section 3.11 Undisclosed Liabilities. Neither the Company nor any of the Company Subsidiaries has, or is subject to, any liabilities or obligations of any nature (whether known, unknown, matured, unmatured, accrued, absolute, contingent, determined, determinable or otherwise), other than liabilities and obligations (a) specifically disclosed and reserved against or provided for in the consolidated balance sheet of the Company and the Company Subsidiaries as of June 30, 2023 (the “Balance Sheet Date”) and the notes thereto set forth in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended on the Balance Sheet Date, (b) incurred in the ordinary course of business since the Balance Sheet Date, (c) incurred or permitted to be incurred under this Agreement or incurred in connection with the Transactions or (d) that would not reasonably be expected to have a Company Material Adverse Effect. As of the date of this Agreement, the Company has no Indebtedness for borrowed money.

Section 3.12 Litigation. There is no suit, claim, action, proceeding, litigation, mediation, arbitration, investigation, audit (collectively, “Proceeding”), inquiry, subpoena, civil investigative demand or other material written request for information to which the Company or any Company Subsidiary is a party or that otherwise involves their respective properties, assets or businesses, either pending or, to the knowledge of the Company, threatened in writing, in each case that, individually or in the aggregate, would reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. Neither the Company nor any Company Subsidiary, nor any of their respective assets or properties, is subject to any outstanding Order unrelated to this Agreement that, individually or in the aggregate, would reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. There is no Proceeding to which the Company or any Company Subsidiary is a party pending or, to the knowledge of the Company, threatened seeking to prevent, hinder, modify, delay or challenge the Merger or any of the other Transactions that would reasonably be expected to prevent or materially delay the Closing.

Section 3.13 Employee Benefits.

(a) Section 3.13(a) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of each material “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and each other material employee benefit plan, employment, consulting, fringe benefit, supplemental unemployment benefit, bonus, incentive, profit sharing, termination, change of control, retention, pension, retirement, equity or equity-based compensation, stock option, stock purchase, health, welfare, medical, dental, disability, life insurance and any other similar plan, policy, program or arrangement, in each case, maintained by, contributed to, or sponsored by the Company or any Company Subsidiary or with respect to which the Company or any of the Company Subsidiaries has any material obligation or liability (whether actual or contingent) (each, a “Company Benefit Plan”). The Company has separately identified each Company Benefit Plan that is maintained, contributed to, or sponsored by the Company or any Company Subsidiary primarily for the benefit of employees outside of the United States or that is subject to the Laws of a jurisdiction outside of the United States (each, a “Non-U.S. Benefit Plan”). With respect to each such Company Benefit Plan of which the Company has made available to Parent a true and correct copy, if applicable: (i) each such Company Benefit Plan that has been reduced to writing and all material amendments thereto; (ii) the most recent summary plan description; (iii) the most recent annual reports (Form 5500) filed with the Internal Revenue Service (“IRS”); (iv) the most recent determination, advisory or opinion letter issued by the IRS; (v) the most recently-prepared actuarial report or financial statement; and (vi) if such Company Benefit Plan is a Non-U.S. Benefit Plan, documents that are substantially comparable to the documents required to be provided in clauses (i) through (v) above.

(b) Each Company Benefit Plan has been established and administered in compliance with its terms and all applicable Laws, including ERISA and the Code, in each case, in all material respects. Each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has either received a favorable determination letter, opinion or advisory letter from the IRS as to its qualified status or has timely filed an application for a favorable determination letter, opinion or advisory, or is a prototype or volume submitter plan that is the subject of an opinion or advisory letter and, to the knowledge of the Company, no event has occurred since the date of such determination, opinion or advisory letter that would reasonably be expected to cause the loss of qualification of any such Company Benefit Plan.

(c) Neither the Company nor the Company Subsidiaries have any obligation (whether under a Company Benefit Plan or otherwise) to provide health, accident, disability, life or other welfare benefits to any current or former employees, directors, consultants or retirees of the Company or any of the Company Subsidiaries (or any spouse, beneficiary or dependent of the foregoing) after retirement or other termination of employment or service, other than (i) as required by Law, (ii) coverage or benefits the full cost of which is borne by the employee or former employee (or any beneficiary of the employee or former employee), (iii) coverage or benefits provided through the end of the month in which the retirement or other termination of employment occurs or (iv) benefits provided in connection with severance benefits pursuant to a Company Benefit Plan disclosed on Section 3.13(c) of the Company Disclosure Letter.

(d) At no time during the six (6) year period prior to the date of this Agreement has the Company, any Company Subsidiary or any of their respective ERISA Affiliates maintained, contributed to or had any obligations or liabilities under any employee benefit plan subject to Section 302 or Title IV of ERISA or Section 412 of the Code, any multiemployer plan within the meaning of Section 3(37) of ERISA, any “multiple employer plan” within the meaning of Section 413(c) of the Code or “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.

(e) Except as set forth on Section 3.13(e) of the Company Disclosure Letter, neither the execution of this Agreement nor the consummation of the Transactions will, alone or in combination with any other event (regardless of whether that other event has or will occur) (i) entitle any current or former employee, consultant, director or other service provider of the Company or any of the Company Subsidiaries to any compensatory payment; (ii) increase the amount of compensation or benefits due to any such employee, consultant, director or other service provider or any such group of employees, consultants, directors or other service providers; or (iii) accelerate the vesting, funding or time of payment of any compensation, equity award or other benefit. Neither the execution of this Agreement or the consummations of the Transactions would not reasonably be expected to result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code), to any “disqualified individual” (as such term is defined in proposed Treasury Regulation Section 1.280G-1).

(f) No nonexempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) has occurred with respect to any Company Benefit Plan that would reasonably be expected to result in a material liability to the Company or any of the Company Subsidiaries.

(g) There are no pending or, to the knowledge of the Company, threatened material Proceedings or other actions, claims, investigations, or audits involving any Company Benefit Plan or against the Company or any of the Company Subsidiaries or, to the knowledge of the Company, any Company Benefit Plan fiduciary with respect to any Company Benefit Plan, and, to the knowledge of the Company, no facts or circumstances exist that are reasonably likely to give rise to any such Proceedings or other actions, claims, investigations, or audits.

(h) Each Company Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder. There is no agreement, plan or other arrangement to which the Company or any of the Company Subsidiaries is a party or by which the Company or any of the Company Subsidiaries is otherwise bound to pay a Tax gross-up or reimbursement payment to any person, including without limitation, with respect to any Tax-related payments under Section 409A of the Code or Sections 280G or 4999 of the Code.

(i) All material payments, benefits, contributions (including all employer contributions and employee salary reduction contributions) and premiums related to each Company Benefit Plan have been timely paid or made in full, or, to the extent not yet due, properly accrued on the Balance Sheet Date in accordance with the terms of the Company Benefit Plans and all applicable Laws.

(j) Each Non-U.S. Benefit Plan that is required to be registered under the Laws of a jurisdiction outside the United States has been registered and has been maintained in good standing with the appropriate regulatory authorities and each Non-U.S. Benefit Plan that is intended to qualify for favorable tax benefits under the Laws of any jurisdiction is so qualified, and, to the knowledge of the Company, no condition exists and no event has occurred that would reasonably be expected to result in the loss or revocation of such status.

Section 3.14 Labor.

(a) Neither the Company nor any Company Subsidiary is a party to, or bound by, any collective bargaining agreement or similar agreement or arrangement with any labor union, works council, or other labor organization. To the knowledge of the Company, as of the date hereof, there are no union organizing activities pending or threatened with respect to any employees of the Company or any Company Subsidiary, and no union, works council, or other labor organization or group of employees of the Company or any Company Subsidiary has made a demand for recognition or certification or filed any petition or commenced a representation Proceeding before the National Labor Relations Board or any other labor relations tribunal.

(b) The Company has made available to Parent a correct and complete list, as of the date of this Agreement, of the names of all full-time, part-time and temporary employees of the Company and the Company Subsidiaries, including (the “Employee Census”): (i) their base salary or hourly wage; (ii) whether paid on a salary, hourly or other basis; (iii) their date of hire; (iv) their job title; (v) their primary work location (city, state, country); (vi) the entity that employs them; and (vii) whether they are classified as exempt or non-exempt for purposes of the U.S. Fair Labor Standards Act and any similar state law. The Company has made available to Parent a correct and complete list, as of the date of this Agreement, of the names of the individual and sole proprietor independent contractors who provide services for the Company and the Company Subsidiaries.

(c) (i) There are currently no, and since January 1, 2021 there has not been any, labor strike, organized work slowdown, or lockout, and, to the knowledge of the Company, there is no threat thereof, against the Company or any Company Subsidiary and (ii) there are no unfair labor practice charges, suits, claims, investigations, grievances or complaints pending or, to the knowledge of the Company, threatened by or on behalf of any employee or service provider or group of employees or service providers of the Company or any Company Subsidiary against the Company or any Company Subsidiary before a Governmental Entity.

(d) The Company and each of the Company Subsidiaries is in compliance with all applicable Laws relating to labor and employment, including Laws relating to wages and hours (including overtime), labor relations, fair employment practices (including discrimination, harassment, and retaliation), immigration, collective bargaining, plant closing and mass layoffs, safety and health, workers’ compensation and worker classification, in each case, in all material respects.

(e) There has been no (x) “mass layoff” or “plant closing” (as defined by the Worker Adjustment and Retraining Notification Act of 1988 or applicable state Laws) with respect to the Company or, (y) similar mass layoff or plant closing, with respect to any Company Subsidiary, in each case since January 1, 2021.

(f) Since January 1, 2021, the Company has received no notice (written or oral) of and otherwise has no knowledge of any allegations of sexual or other harassment, discrimination or retaliation against (i) any current or former officer of the Company or the Company Subsidiaries, (ii) any current or former employee of the Company or the Company Subsidiaries at a level of Vice President (or equivalent) or above or (iii) any other current or former employee, director, consultant or independent contractor of the Company or any Company Subsidiary that (solely in the case of this subsection (iii)) could reasonably be expected to result in material liability to the Company or any Company Subsidiary.

Section 3.15 Tax Matters.

(a) Except as would not have a Company Material Adverse Effect:

(i) The Company and each Company Subsidiary has timely filed or caused to be timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by it and all such filed Tax Returns are correct, complete and accurate;

(ii) The Company and each Company Subsidiary has timely paid all Taxes required to be paid by it that are or were due and payable or otherwise subject to collection action by a Governmental Entity;

(iii) No written claim has ever been made by any Governmental Entity in any jurisdiction where the Company or any Company Subsidiary does not file a particular Tax Return or pay a particular Tax that the Company is subject to taxation or required to file any Tax Return in that jurisdiction with respect to such Tax other than any such claims that have been fully resolved or for which adequate reserves have been established in accordance with GAAP in the Company SEC Documents filed prior to the date hereof;

(iv) All Taxes which the Company or any Company Subsidiary has been required by Law to withhold or to collect for payment on or prior to the date hereof have been duly withheld and collected and have been timely paid to the appropriate Governmental Entity;

(v) There is no audit, investigation, Proceeding, examination or assessment pending or, to the knowledge of the Company, threatened with respect to Taxes for which the Company or any Company Subsidiary may be liable, and no deficiency with respect to Taxes has been assessed or asserted in writing against the Company or any Company Subsidiary which has not been fully paid or adequately reserved in accordance with GAAP in the Company Financial Statements;

(vi) There are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which the Company or any Company Subsidiary may be subject other than in connection with customary extensions of the due date for filing a Tax Return obtained in the ordinary course of business;

(vii) Neither the Company nor any Company Subsidiary (A) is a party to or bound by, or currently has any liability pursuant to, any Tax sharing or allocation agreement; (B) has been included in any “consolidated,” “unitary”, “affiliated” or “combined” Tax Return within the meaning of Section 1504 of the Code (or any similar provision of state, local, or foreign Law) other than any such group of which the Company is the common parent; or (C) has any liability for Taxes of another person (other than the Company or a Company Subsidiary) under Treasury Regulation § 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or successor or by operation of Law or under any Contract (other than any customary commercial Contract entered into in the ordinary course of business and not primarily related to Taxes);

(viii) Neither the Company nor any Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (A) a change in accounting method made prior to Closing, (B) an installment sale or open transaction disposition made prior to the Closing, (C) the use of an improper method of accounting for any taxable period (or portion thereof) ending on prior to the Closing Date, (D) any advanced or prepaid amount received, or deferred revenue accrued, prior to the Closing, (E) a “closing agreement” described in Section 7121 of the Code (or any similar or corresponding provision of any other state, local or foreign Law), or (F) an intercompany transaction or excess loss account described in the Treasury Regulations promulgated under Section 1502 of the Code (or any similar provision of state, provincial, local or foreign Law);

(ix) Neither the Company nor any Company Subsidiary has engaged in a trade or business, had a permanent establishment (within the meaning of an applicable Tax treaty), or otherwise become subject to Tax jurisdiction in a country other than the country of its formation; and

(x) The prices and terms for the provision of any property or services by or to the Company or any of Company Subsidiary are arm’s length for purposes of the relevant transfer pricing Laws, and all related documentation required by such Laws has been timely prepared or obtained and, if necessary, retained.

(b) Neither the Company nor any Company Subsidiary or any predecessors by merger or consolidation has been the “distributing corporation” or the “controlled corporation” (in each case, within the meaning of Section 355(a)(1) of the Code) with respect to a transaction described in Section 355 of the Code (i) within the two-year period ending as of the date hereof or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(c) Neither the Company nor any Company Subsidiary has any unpaid tax liability as a result of Section 965 of the Code, including by reason of an election pursuant to Section 965(h) of the Code.

(d) The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period described in Section 897(c)(1)(A)(ii) of the Code.

(e) Section 3.15(e) of the Company Disclosure Letter sets forth the entity classification, for U.S. federal income tax purposes, of each of the Company Subsidiaries. Except as set forth on Section 3.15(e) of the Company Disclosure Letter, no election has been made with respect to any Company Subsidiary pursuant to Treasury Regulation Section 301.7701-3 within the prior sixty (60) months.

Section 3.16 Properties and Assets. The Company and the Company Subsidiaries have, and immediately following the Effective Time will continue to have, good and valid title to their owned assets and properties, or in the case of assets and properties they lease, license, or have other rights in, good and valid rights by lease, license or other agreement to use, all assets and properties (in each case, tangible and intangible) (i) necessary to permit the Company and the Company Subsidiaries to conduct their businesses in all material respects as currently conducted and (ii) free and clear of all Liens other than Permitted Liens. Notwithstanding the foregoing, it is understood and agreed that matters regarding Intellectual Property Rights are addressed solely in Section 3.19 and not in this Section 3.16.

Section 3.17 Real Properties.

(a) Section 3.17(a) of the Company Disclosure Letter sets forth a true, complete and correct list as of the date of this Agreement of the street address of each real property and interests in real property owned by the Company or any Company Subsidiary (collectively, the “Owned Real Property”). There are no outstanding rights of first offer, rights of first refusal or any other options or contracts to purchase any of the Owned Real Property.

(b) Section 3.17(b) of the Company Disclosure Letter sets forth a true, complete and correct list as of the date of this Agreement of the street address of each real property leased or subleased by the Company or any Company Subsidiary (collectively, the “Leased Real Property” and each lease for Leased Real Property, including any applicable amendments and/or guaranties related thereto, a “Real Property Lease”). The Company has made available to Parent a copy of each Real Property Lease which is true, correct and complete in all material respects.

(c) The Company or a Company Subsidiary has (i) good and marketable fee simple title to all Owned Real Property and (ii) good and valid leasehold, subleasehold or license interests in or right to use all Leased Real Property, in each case free and clear of all Liens except for Permitted Liens. Neither the Company nor any Company Subsidiary has received any written communication from, or given any written communication to, any other party to a Real Property Lease, alleging that (i) the Company or any Company Subsidiary or such other party, as the case may be, is in material default under such lease or (ii) an event has occurred that, with notice or lapse of time, or both, would constitute a material default by the Company or a Company Subsidiary or any other party thereto, or permit any party (other than the Company or a Company Subsidiary) to terminate, modify terms or accelerate rent, under such lease. Each Real Property Lease is in full force and effect against the Company or respective Company Subsidiary, as applicable, and, to the knowledge of the Company, the other party thereto. Neither the Company nor any Subsidiary has assigned or subleased its interest in the Leased Real Property.

(d) Neither the Company nor any Company Subsidiary has received written notice of any condemnation proceeding or proposed action or agreement for taking in lieu of condemnation (nor to the knowledge of the Company, is any such proceeding, action or agreement pending or threatened in writing) with respect to all or a material portion of the Owned Real Property, Leased Real Property.

(e) The occupancies and uses by the Company or any Company Subsidiary of the Owned Real Property and Leased Real Property comply in all material respects with all applicable Laws.

Section 3.18 Environmental Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect:

(a) the Company and each Company Subsidiary is, and since January 1, 2021 has been, in compliance with all Environmental Laws applicable to their respective operations (including possessing and complying with all required Environmental Permits);

(b) there are no administrative or judicial Proceedings pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary and since January 1, 2021, none of the Company or any Company Subsidiary has received any written notice, demand, letter, or claim, in either case, alleging that the Company or such Company Subsidiary is in violation of, or is liable under, any Environmental Law or Environmental Permit;

(c) since January 1, 2021, there has been no Release of any Hazardous Substances at, on or under any of the real property owned or leased by the Company or any Company Subsidiary that would reasonably be expected to result in liability under Environmental Laws on the part of the Company or any Company Subsidiary; and

(d) neither the Company nor any Company Subsidiary is subject to any Order relating to compliance with Environmental Laws, Environmental Permits or the investigation, remediation, removal or cleanup of Hazardous Substances.

Section 3.19 Intellectual Property and Data Privacy.

(a) Section 3.19(a) of the Company Disclosure Letter sets forth a correct and complete list of all active registrations and pending applications for (i) copyrights, (ii) patents, (iii) trademarks, (iv) domain names and (v) social media handles, included in the Owned Company Intellectual Property.

(b) The Company and the Company Subsidiaries exclusively own or have the right to use all Intellectual Property Rights that are used in the business of the Company and the Company Subsidiaries as currently conducted. None of the Owned Company Intellectual Property is subject to any (i) Liens, except for Permitted Liens, or (ii) Order materially and adversely affecting the use thereof or rights thereto.

(c) The conduct of the business of the Company and the Company Subsidiaries as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other person, and since January 1, 2021 has not infringed, misappropriated or otherwise violated any Intellectual Property Rights of any person except, in each case, for any such infringement, misappropriation or other violation that would not, individually or in the aggregate, reasonably be expected to be material and adverse to the business of the Company and the Company Subsidiaries as currently conducted.

(d) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the business of the Company and the Company Subsidiaries, since January 1, 2021, neither the Company nor any of the Company Subsidiaries is or has been the subject of any claim that is or has been asserted or threatened in writing to the Company or any of the Company Subsidiaries alleging the conduct of the business by the Company or any of the Company Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property Rights of any other person.

(e) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the business of the Company and the Company Subsidiaries, since January 1, 2021, no other person has asserted in writing any objection or claim with respect to the ownership, validity or enforceability of any Owned Company Intellectual Property that has been received by the Company or any of the Company Subsidiaries.

(f) Since January 1, 2021, (i) to the knowledge of the Company, no other person has infringed, misappropriated or otherwise violated any Intellectual Property Rights owned by or exclusively licensed to the Company or any of the Company Subsidiaries, except for any such infringement, misappropriation or other violation that would not, individually or in the aggregate, reasonably be expected to be material and adverse to the businesses of the Company and the Company Subsidiaries as currently conducted and taken as a whole, and (ii) the Company has not sent any written communication to any person regarding any such actual, alleged, or suspected infringement, misappropriation or other violation of any Owned Company Intellectual Property that would be individually or in the aggregate, reasonably expected to be material and adverse to the businesses of the Company and the Company Subsidiaries as currently conducted and taken as a whole.

(g) The Company and each of the Company Subsidiaries has taken commercially reasonable steps to protect and preserve (i) the confidentiality of all of its proprietary, confidential or non-public information and trade secrets, or such information provided to it by any person and held pursuant to written obligations of confidentiality to such person (“Confidential Information”), and (ii) its ownership of, and rights in, all material Owned Company Intellectual Property. All current and former employees and contractors and any other person having access to Confidential Information, have executed and delivered to the Company or one of the Company Subsidiaries, a written agreement requiring such employee, contractor or other person to protect such Confidential Information and to the knowledge of the Company, no such person has been, or was during employment or engagement with the Company or any of the Company Subsidiaries, in violation of any terms or covenant of any such agreements.

(h) All IT Systems are: (i) sufficient for the operation of the business of the Company and Company Subsidiaries as currently conducted, (ii) operate in all material respects in accordance with their documentation, and (iii) to the knowledge of the Company, free from harmful code, viruses, worms, time bombs, key locks, malware and other corruptants (collectively, “Malicious Code”), in each case, that would have any materially adverse impact on the IT Systems. The Company and Company Subsidiaries have taken commercially reasonable actions to protect the security, integrity, confidentiality and continuous operation of the IT Systems including implementing, maintaining, and periodically testing appropriate backup and disaster recovery arrangements. Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries, taken as a whole, since January 1, 2021, there has been no denial-of-service or other cyberattack in respect of the IT Systems.

(i) The Company and Company Subsidiaries have not incorporated any open source software in, or used any open source software in connection with, any proprietary software owned by any of the Company or Company Subsidiaries and material to the operation of the business conducted by the Company and Company Subsidiaries (“Company Proprietary Software”) in a manner that requires the contribution, licensing, or disclosure to any third party of any portion of the source code of any such material software or that would otherwise diminish or transfer the rights of ownership in any material Owned Company Intellectual Property or software of the Company or any Company Subsidiary. No source code for any Company Proprietary Software has been delivered, licensed, or made available to any escrow agent or other person who is not, as of the date hereof, an employee or contractor of the Company or any of the Company Subsidiaries who needs such source code to perform their job duties or services for the Company or any of the Company Subsidiaries. Neither the Company nor any of its Subsidiaries has any duty or obligation (whether present, contingent, or otherwise) to deliver, license, or make available the source code for any Company Proprietary Software to any escrow agent or other person. No Company Proprietary Software contains any Malicious Code. The Company and each of the Company Subsidiaries implements industry standard measures designed to prevent the introduction of Malicious Code into the Company Proprietary Software, including firewall protections and regular virus scans.

(j) No funding, facilities, or personnel of any Governmental Entity or university or other educational institution were used to develop or create, in whole or in part, any material Owned Company Intellectual Property. None of the Company nor any of the Company Subsidiaries is a party to any contract with any Governmental Entity that grants to such Governmental Entity any right or license with respect to any Owned Company Intellectual Property.

(k) The Company and Company Subsidiaries are in compliance in all material respects with (i) all applicable Privacy Laws, (ii) the Privacy Policies of the Company and Company Subsidiaries and (iii) the requirements of any Contract applicable to the Company or the Company Subsidiaries relating to the Processing of Personal Information (collectively, the “Privacy Commitments”). To the knowledge of the Company, all vendors, processors, or other third parties acting for or on behalf of the Company and the Company Subsidiaries in connection with the Processing of Personal Information are in compliance in all material respects, and at all times since January 1, 2021 have complied in all material respects, with all applicable Privacy Laws.

(l) To the knowledge of the Company, since January 1, 2021, there has been no unauthorized or unlawful Processing, control, access, use, disclosure, interruption, modification, destruction or acquisition by any third party of Personal Information collected or stored by or on behalf of the Company or Company Subsidiaries (a “Security Incident”), except for any such Security Incident that would not, individually or in the aggregate, reasonably be expected to be material and adverse to the businesses of the Company and the Company Subsidiaries as currently conducted. The Company and the Company Subsidiaries have, and have contractually required any affiliates, vendors or other third persons Processing Personal Information for or on behalf of the Company or the Company Subsidiaries to have, implemented appropriate administrative, physical and technical safeguards to protect the confidentiality, integrity and security of Personal Information against any Security Incident.

(m) Since January 1, 2021, there have been no Proceedings, and no Proceedings are pending or, to the knowledge of the Company, threatened against the Company or Company Subsidiaries or the business relating to the Processing of Personal Information. To the knowledge of the Company, the consummation of any of the transactions contemplated hereby will not (i) trigger any notices to or consents from any person under or (ii) violate any Privacy Commitments.

Section 3.20 Product Warranty.

(a) The Company has made available to Parent the standard forms of product warranties used by the Company and the Company Subsidiaries. Except as set forth on Section 3.20(a) of the Company Disclosure Letter, to the Company’s knowledge, none of the Company’s products (i) contains any bug, defect, or error that is reasonably likely to materially and adversely affect the use, functionality, or performance of such products or any product or systems reasonably anticipated by the Company or its Subsidiaries to be contained in or used in conjunction with such products or (ii) fails to comply with any applicable warranty or other contractual commitment relating to the use, functionality, or performance of such products (such warranties and contractual commitments, each a “Product Warranty”), except where such failure to comply has not been material to the business of the Company and the Company Subsidiaries, taken as a whole.

(b) Each of the Company’s products, other than the Company’s products currently in development, is, and at all times up to and including the sale thereof has been, in compliance in all material respects with applicable Law.

(c) Section 3.20(c) of the Company Disclosure Letter sets forth, a complete and accurate listing of all Product Warranty claims resulting in reasonably likely liability to the Company or a Company Subsidiary of at least $25,000 received and logged by the Company or any Company Subsidiary regarding any of the Company’s products since January 1, 2021 (or as for those Company Subsidiaries that were not Company Subsidiaries on January 1, 2021, since such time as they have been Company Subsidiaries).

Section 3.21 Product Liability.

(a) Except as set forth on Section 3.21(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any undischarged liability with respect to any product designed, manufactured or sold by the Company or any of its Subsidiaries arising out of (i) any injury to individuals or property proximately caused by such product, (ii) any defect in design or manufacture of such product, (iii) any failure to warn in compliance with applicable Law with respect to such product or (iv) any recall or post-sale warning of such product, in each case, as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. To the Company’s knowledge, there are, and have been, no defects in design, manufacturing, materials or workmanship (including any failure to warn) or any breach of product warranties, which involve any product manufactured, shipped, sold or delivered by or on behalf of the Company or any of its Subsidiaries as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(b) Section 3.21(b) of the Company Disclosure Letter sets forth, with respect to any product designed, manufactured or sold by the Company or any of its Subsidiaries, a list of (i) all recalls, field notifications, field corrections, market withdrawals or replacements, warnings, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety or regulatory compliance of such products (“Safety Notices”) since January 1, 2021, and (ii) the dates such Safety Notices, if any, were resolved or closed.

Section 3.22 Company Material Contracts.

(a) Section 3.22(a) of the Company Disclosure Letter sets forth a true, correct and complete list, and the Company has made available to Parent true, correct and complete copies, of each Contract, including amendments thereto, to which the Company or any of the Company Subsidiaries is a party or by which it is bound or to which any of their respective assets are subject, as of the date of this Agreement, that:

(i) is a partnership, joint venture, strategic alliance, collaboration, co-promotion, profit-sharing, joint research and development or similar arrangement, or provides for or governs the formation, creation, operation, management or control of such arrangement;

(ii) provides for the creation, incurrence, assumption or guarantee of or otherwise relates to Indebtedness of the Company or any Company Subsidiary, in each case, for borrowed money;

(iii) grants any rights of first refusal, rights of first negotiation, exclusivity or other similar rights or options to any person with respect to the sale of any of the material properties or assets (including material Owned Company Intellectual Property) of the Company or any Company Subsidiary;

(iv) provides for the acquisition or disposition (whether by merger, sale of stock, sale of assets, or otherwise) of any interest in any person or any business or division thereof, or a material portion of the assets of any person, other than this Agreement, (A) entered into since January 1, 2021 and which involves an asset value in excess of $100,000 or (B) pursuant to which any material earn-out, deferred or contingent payment or indemnification obligations remain outstanding;

(v) make any investment in, or loan or capital contribution to, any person (other than the Company or any Company Subsidiary) and other than (i) extensions of credit in the ordinary course of business consistent with past practice and (ii) investments in marketable securities in the ordinary course of business;

(vi) provides for the settlement of any Proceeding (A) which (x) will involve payment obligations after the date hereof in excess of $50,000 or (y) imposes any continuing material non-monetary obligations on the Company or any Company Subsidiary including any monitoring or reporting obligations to any other person, (B) with respect to which conditions precedent to the settlement have not been satisfied or (C) which materially affects the conduct of the Company’s or any Company Subsidiary’s business;

(vii) contains any provision or covenant (A) limiting in any material respect the ability of the Company or any Company Subsidiary (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries) to (x) sell any products or services of or to any other person or in any geographic region (or subject the Company or any Company Subsidiary to exclusivity obligations), (y) engage in any line of business, or (z) compete with or to obtain products or services from any person, or limiting the ability of any person to provide products or services to the Company or any Company Subsidiary (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries), (B) that has any “most favored nations” or similar terms and conditions (including with respect to pricing) granted by the Company or any Company Subsidiary, (C) that has any standstill or similar agreement pursuant to which the Company or any Company Subsidiary has agreed not to acquire any assets or securities of another person, (D) that requires any material benefit to be granted to a third party, or material right be lost by the Company or any Company Subsidiary (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries) as a result of competing or engaging in any line of business or with any person or in any geographic area;

(viii) involves sole-source or single-source suppliers of material tangible products or services (including any of the Company’s products or services);

(ix) is a license or other Contract relating to any Intellectual Property Rights granted by any other person to the Company or any of the Company Subsidiaries that is, individually or in the aggregate, material to the Company and the Company Subsidiaries, but excluding Incidental Contracts;

(x) is a license or other Contract relating to any Intellectual Property Rights that, individually or in the aggregate, are material to the Company and the Company Subsidiaries and granted by the Company or any of the Company Subsidiaries to any other person, including any Contracts whereby the Company or a Company Subsidiary is developing any Intellectual Property Rights for any other person, but excluding Incidental Contracts;

(xi) any Contract containing covenants limiting the freedom of the Company or any of the Company Subsidiaries to use, assert, enforce, or otherwise exploit any Owned Company Intellectual Property that is, individually or in the aggregate, material to the Company and the Company Subsidiaries (including, but not limited to, any settlement agreement or co-existence agreement), but excluding Incidental Contracts;

(xii) is a Contract between the Company or any Company Subsidiary and any sales representative, distributor, original equipment manufacturer, manufacturing, value added, remarketer, reseller, or independent software vendor agreement that is material for the use or distribution of Owned Company Intellectual Property or Company products;

(xiii) is a Contract that involves performance of services or delivery of goods, materials, supplies or equipment or development, consulting or other services commitments by the Company or any Company Subsidiary, or the payment therefor by the Company or any Company Subsidiary, providing for either (A) recurring annual payments after the date hereof of $100,000 or (B) aggregate payments or potential aggregate payments after the date hereof of $150,000 or more;

(xiv) is a collective bargaining Contract or Contract with any labor organization, union or association to which the Company or any Company Subsidiary is a party (each, a “CBA”);

(xv) is an employment agreement or Contract for the employment or engagement of any officer, individual employee, consultant or other person on a full time, part time, consulting or other basis (A) providing annual compensation (whether cash and/or otherwise) in excess of $100,000, (B) providing for the payment of any cash or other compensation or benefits upon the consummation of the transactions contemplated by this Agreement or (C) otherwise restricting the Company’s (or any Company Subsidiary’s) ability to terminate the employment or engagement of any employee or consultant at any time or any lawful reason or for no reason without penalty or liability;

(xvi) are severance agreements, programs, policies, arrangements or Contracts providing any individual with severance payments and/or benefits in excess of $50,000 in the aggregate;

(xvii) (A) has been entered into with a Governmental Entity or, to the knowledge of the Company, is any material subcontract (at any tier) under or for the purpose of fulfilling a contract or order from a Governmental Entity as the ultimate customer, including, for the avoidance of doubt, any Company Government Contract or Company Government Bid or (B) to the knowledge of the Company, is financed by any Governmental Entity and subject to the rules and regulations of any Governmental Entity concerning procurement;

(xviii) relates to any stockholders’, investor rights, registration rights, tax receivables or similar or related arrangement, or any Contract or arrangement relating to the exercise of any voting rights in respect of any Company Securities;

(xix) has been entered into between the Company or any Company Subsidiary, on the one hand, and any officer, director or affiliate of the Company or any Company Subsidiary or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, including any Contract pursuant to which the Company or any Company Subsidiary has an obligation to indemnify such officer, director, affiliate or family member (excluding, for the avoidance of doubt, any Company Benefit Plans and governing documents of the Company or any Company Subsidiary);

(xx) contains (A) any provision that requires the purchase of all or a given portion of the Company’s or any Company Subsidiary’s requirements for products or services from a given third party, or any other similar provision (including non-cancelable purchase obligations), (B) any provision that grants material guaranteed availability of supply of Company products for a period greater than twenty-four (24) months, or (C) guarantees priority or prices for a period of greater than twenty-four (24) months;

(xxi) contains any provision allowing a “major antenna product distributor” to return product;

(xxii) is a lease, sublease, occupancy agreement or other agreement (whether or real or personal property) to which the Company or any Company Subsidiary is a party as either lessor or lessee, providing for either (A) annual payments after the date hereof of $50,000 or more or (B) aggregate payments after the date hereof of $100,000 or more; or

(xxiii) creates or grants a material Lien, other than Permitted Liens and other than Contracts with customers entered into in the ordinary course of business consistent with past practice.

(b) Each Contract required to be listed in Section 3.22(a) of the Company Disclosure Letter, whether or not set forth in such section of the Company Disclosure Letter, is referred to in this Agreement as a “Company Material Contract” (with each such Contract listed under the corresponding clause of Section 3.22(a) of the

Company Disclosure Letter to which such Contract is relevant). Neither the Company nor any Company Subsidiary is, with or without notice, or lapse of time, or both, in breach of or default under the terms of any Company Material Contract, and, to the knowledge of the Company, no event has occurred that, with or without notice, or lapse of time or both, would constitute a material breach or material default thereunder by the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary has received notice of such an event. To the knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract where such breach or default, individually or together with other such breaches or defaults, would have a Company Material Adverse Effect. Each Company Material Contract is a valid and binding obligation of, and is in full force and effect with respect to, the Company and any Company Subsidiary that is a party thereto and, to the knowledge of the Company, each other party thereto, except for such failure that would not have a Company Material Adverse Effect, subject to the Bankruptcy and Equity Exception. The Company has made available to Parent true, correct and complete copies of Company Material Contracts.

Section 3.23 Affiliated Transactions. No current director, officer or affiliate of the Company or any Company Subsidiary (a) has outstanding any Indebtedness to the Company or any Company Subsidiary, or (b) is otherwise a party to, or directly or indirectly benefits from, any Contract, arrangement or understanding with the Company or any Company Subsidiary (other than a Company Benefit Plan and indemnification agreements) of a type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

Section 3.24 Government Contracts. Except as has not resulted in and would not result in a Company Material Adverse Effect, and since January 1, 2021:

(a) Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of their respective officers, agents or Principals (as defined in FAR 2.101 and 52.209-5), have been debarred or suspended (or, to the Company’s knowledge, proposed for suspension or debarment), or determined by a Governmental Entity to be nonresponsible or otherwise excluded from participation in the award of any Company Government Contract.

(b) Neither the Company nor any of its Subsidiaries has materially breached or violated, or received written notice of any material breach or violation, any Laws, terms and conditions, certifications, representations, clauses, provisions, and requirements of any Government Contract and Government Bid. To the knowledge of the Company, none of the Company’s subcontractors, suppliers, teaming partners, consultants, agents, or representatives has violated any applicable Law in connection with any Government Contract or Government Bid which would have a Company Material Adverse Effect.

(c) Except as would not have a Company Material Adverse Effect, and except for any audit or investigation of a Company Government Contract or Company Government Bid in the ordinary course of business (whether conducted pursuant to Law, contractual requirement, or otherwise), to the knowledge of the Company, (i) neither the Company nor any of its Subsidiaries has undergone and is not currently undergoing any audit, review, inspection, survey, examination of records, or investigation related to any Company Government Contract or Company Government Bid; (ii) there have been no written document requests, subpoenas, search warrants, or civil investigative demands addressed to or requesting information from the Company with respect to any Company Government Contracts or Company Government Bids; (iii) neither the Company nor any of its Subsidiaries has made or been required to make any voluntary or mandatory disclosure to any U.S. Governmental Entity with respect to evidence or existence of any alleged, suspected, or possible breach, violation, irregularity, mischarging, misstatement, or other act or omission; and (iv) neither the Company nor any of its Subsidiaries has made any payment, directly or indirectly, to any person in violation of applicable Law, including Laws relating to bribes, gratuities, kickbacks, lobbying expenditures, political contributions, and contingent fee payments.

(d) Neither the Company nor any of the Company Subsidiaries has received any notice of termination for default, written cure notice, show cause notice alleging any material breach or related to a material non-performance that has been issued and remains unresolved for any Company Government Contract.

Section 3.25 Insurance. Section 3.25 of the Company Disclosure Letter contains an accurate and complete list of the Insurance Policies. Except as would not have a Company Material Adverse Effect, (a) all Insurance Policies held or maintained by the Company and the Company Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as the management of the Company reasonably has determined to be prudent or as is required by Law or regulation, and all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that are not yet, but may be, required to be paid with respect to any period ending before the Closing Date), (b) neither the Company nor any Company Subsidiary is in breach of or default under any of the Insurance Policies and (c) neither the Company nor any Company Subsidiary has taken any action or failed to take any action which, with or without notice, or the lapse of time, or both, would constitute such a breach or default or permit termination modification of any of the Insurance Policies. Except as would not have a Company Material Adverse Effect, since January 1, 2021, the Company has not received any written notice of termination, premium increase, cancellation or denial of coverage with respect to or invalidation of any of the Insurance Policies held or maintained by the Company and the Company Subsidiaries. As of the date of this Agreement, there is no material claim by the Company or any Company Subsidiary that is pending or being questioned or disputed by the underwriters of such Insurance Policies. None of the Insurance Policies will terminate or lapse by reason of the transactions contemplated by this Agreement.

Section 3.26 Customers and Suppliers.

(a) Section 3.26(a) of the Company Disclosure Letter sets forth a true and complete list of the ten (10) largest (measured by gross revenue to the Company and its Subsidiaries on a consolidated basis) customers (each, a “Material Company Customer”) to the Company and its Subsidiaries for the twelve (12) month period ending on June 30, 2023.

(b) Section 3.26(b) of the Company Disclosure Letter sets forth a true and complete list of the ten (10) largest (measured by gross expenditures by the Company and its Subsidiaries on a consolidated basis) vendors (each, a “Material Company Vendor”) to the Company and its Subsidiaries for the twelve (12) month period ending on June 30, 2023.

(c) As of the date of this Agreement, no Material Company Customer or Material Company Vendor has terminated or cancelled, or notified the Company or any of its Subsidiaries that it intends to terminate or cancel, or decrease materially or, to the Company’s knowledge, threatened to decrease materially, its relationship with the Company or any of its Subsidiaries in a manner materially adverse to the Company or any of its Subsidiaries. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is engaged in a material dispute with a Material Company Customer or Material Company Vendor. From June 30, 2023 to the date of this Agreement, there has been no material change in the pricing or other material terms of its business relationship with any Material Company Customer or Material Company Vendor that is materially adverse to the Company or its Subsidiaries, except changes made in the ordinary course of business consistent with past practices which changes in the aggregate would not be materially adverse to the Company and its Subsidiaries, taken as a whole. As of the date of this Agreement, all amounts due and owing by such Material Company Customer to, or to such Material Company Vendor by, the Company or any of its Subsidiaries have been paid in all material respects in accordance with their respective terms.

Section 3.27 Inventory. The Company or its Subsidiaries has good and marketable title to its inventory free and clear of all Liens (other than Permitted Liens). The inventory has been manufactured in accordance with the specifications therefor as set forth in the applicable manufacturing documentation, the applicable Permits and other Laws, except as would not, individually or in the aggregate, reasonably be expected to create a material liability for the Company. The inventory is in good and merchantable condition, has been properly stored in accordance with the relevant specifications and is sufficient for the operation of the Company and its Subsidiaries in the ordinary course consistent with past practice, except as would not, individually or in the aggregate, reasonably be expected to create a material liability for the Company.

Section 3.28 FPCA; Anti-Corruption; Trade Compliance.

(a) The Company and its Subsidiaries, and, to the knowledge of Company, their respective affiliates, have, over the past five (5) years, complied, and are in compliance, in all material respects with, (i) (A) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. §1778), the International Emergency Economic Powers Act (50 U.S.C. §§1701–1706), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120–130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter I, and the Foreign Trade Regulations (15 C.F.R. Part 30), and (B) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with U.S. law (“Import/Export Laws”), (ii) economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (A) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (B) the United Nations Security Council, the European Union, any European Union member state or the United Kingdom (“Sanctions Laws,” and collectively with Import/Export Laws, “Trade Compliance Laws”).

(b) Except as would not, individually or in the aggregate, reasonably be expected to create a material liability for the Company, over the past five (5) years, neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any of their respective affiliates, has engaged in transactions or dealings, either directly or knowingly indirectly, to or from a country, region or territory subject to comprehensive Sanctions Laws (at the time of this Agreement, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea or Syria) (the “Restricted Territories”) or has engaged in a transaction or dealing with (i) any person listed in any Sanctions Laws-related list of designated persons; (ii) any person operating, organized, or ordinarily resident in a Restricted Territory; (iii) the governments of Russia or Venezuela or the government of a Restricted Territory; or (iv) any person 50% or more owned or controlled by any such person or persons or acting for or on behalf of such person or persons, in all cases in violation of applicable Sanctions Laws.

(c) Except as would not have a Company Material Adverse Effect, neither the Company nor any Subsidiary, nor any director, officer, nor, to the Company’s knowledge, any employee, agent, or other Representative of the Company or any of its Subsidiaries, in each case acting on behalf of the Company or any of its Subsidiaries, has, over the past five (5) years, directly or indirectly, violated any applicable Anti-Corruption Laws; nor has the Company, any Subsidiary nor any director, officer, nor, to the Company’s knowledge, any employee, agent, or other Representative of the Company or any of its Subsidiaries corruptly offered, paid, promised to pay, authorized, solicited, or received the payment of money or anything of value, directly or indirectly, to or from any person, including any government official: (i) to influence any official act or decision of a government official; (ii) to induce a government official to do or omit to do any act in violation of a lawful duty; (iii) to induce a government official to influence the act or decision of a Governmental Entity; (iv) to secure any improper business advantage; (v) to obtain or retain business in any way related to the Company or any of its Subsidiaries; or (vi) that would otherwise constitute a bribe, kickback, or other improper or illegal payment or benefit.

(d) Except as would not have a Company Material Adverse Effect, neither the Company nor any Subsidiary nor, any director, officer or employee of the Company or any of its Subsidiaries, nor to the knowledge of the Company, any agent or other Representative of the Company or any of its Subsidiaries is, or over the past five

(5) years, has been, subject to any actual or pending or, to the knowledge of the Company, threatened actions or made any voluntary disclosures to any Governmental Entity relating to applicable Anti-Corruption Laws or Trade Compliance Laws.

Section 3.29 Opinion of Financial Advisor. On or prior to the date of this Agreement, the Company Board has received the opinion of Lincoln International LLC (the “Company Financial Advisor”) to the effect that, as of the date of such opinion and subject to the assumptions, qualifications and other factors set forth therein, the Merger Consideration to be received by holders of Company Common Stock in the proposed Transactions, is fair, from a financial point of view, to such holders. The Company shall deliver a correct and complete copy of each such written opinion of the Company Financial Advisor to Parent solely for informational purposes promptly after receipt thereof by the Company.

Section 3.30 Takeover Statutes. Assuming that the representations of Parent and Merger Sub set forth in this Agreement are true, accurate and complete, (a) the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable Law (the “Takeover Statutes”) are not applicable to this Agreement and the transactions contemplated hereby and (b) no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other anti-takeover Law is applicable to this Agreement or the Transactions.

Section 3.31 Vote Required. Assuming the accuracy of the representations and warranties contained in Section 4.10, the only vote of the holders of Shares required to adopt this Agreement or approve the Transactions is the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon (the “Company Stockholder Approval”).

Section 3.32 Brokers. No broker, finder or investment banker other than the Company Financial Advisor or Lake Street Capital Markets, LLC is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based on arrangements made by or on behalf of the Company, any of the Company Subsidiaries or any of their respective affiliates.

Section 3.33 No Other Representations or Warranties. Other than the representations and warranties expressly set forth in Article III of this Agreement, neither the Company nor any other person on behalf of the Company makes, and the Company, on behalf of itself and each such other person, hereby disclaims any express or implied representation or warranty with respect to the Company or any of the Company Subsidiaries or with respect to any information, documents or material made available to Parent or Merger Sub or any of their Representatives in connection with the transactions contemplated by this Agreement, including in the data room maintained by the Company and management presentations. The Company agrees that, other than the representations and warranties expressly set forth in Article IV of this Agreement, neither Parent nor any of its Subsidiaries makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby jointly and severally represent and warrant to the Company:

Section 4.01 Organization. Each of Parent and Merger Sub is a corporation or other legal entity duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization. Each of Parent and Merger Sub has requisite corporate or other legal entity, as the case may be, power and authority to carry on its business as it is now being conducted, except where the failure to have such power and authority, individually or in the aggregate, would not reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Transactions.

Section 4.02 Authority. Each of Parent and Merger Sub has the requisite corporate or other legal entity power and authority to execute, deliver and perform this Agreement and to consummate the Transactions. The board of directors of each of Parent and Merger Sub have approved and declared advisable this Agreement and the execution, delivery and performance thereof and the consummation of the Transactions, including the Merger, and the board of directors of Merger Sub has recommended that Parent, as the sole stockholder of Merger Sub, adopt this Agreement by written consent in lieu of a meeting. Parent, as sole stockholder of Merger Sub, shall duly execute and deliver a stockholder consent, such consent to be effective immediately following the execution of this Agreement, adopting this Agreement pursuant to Section 228 of the DGCL (the “Parent Consent”). Promptly following the execution of this Agreement, Parent will deliver to the Company a copy of the Parent Consent. The execution, delivery and, subject to the effectiveness of the Parent Consent, performance of this Agreement by Parent and Merger Sub and the consummation by them of the Transactions have been duly authorized by all necessary corporate or other legal entity action on the part of Parent and Merger Sub, and, subject to the effectiveness of the Parent Consent, no other corporate or other legal entity proceedings on the part of Parent or Merger Sub are necessary to authorize the execution, delivery and performance by Parent and Merger Sub of this Agreement or the consummation by Parent or Merger Sub of the Transactions. This Agreement has been, and any other agreements or instruments to be delivered pursuant hereto by Parent or Merger Sub will be, duly and validly executed and delivered by Parent and Merger Sub and (assuming the due authorization, execution and delivery of this Agreement by the Company) this Agreement constitutes, and when executed and delivered such other agreements and instruments will constitute, the valid and binding obligation of Parent and Merger Sub enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.03 No Conflict; Required Filings and Consents.

(a) None of the execution, delivery or performance of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Transactions will: (i) conflict with or violate any provision of the certificate of incorporation, bylaws or any equivalent organizational or governing documents of Parent or Merger Sub; (ii) assuming that all consents, approvals and authorizations described in Section 4.03(b) have been obtained and all filings and notifications described in Section 4.03(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent or Merger Sub or any of their respective properties or assets; or (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than a Permitted Lien) upon any of the respective properties or assets of Parent or Merger Sub pursuant to, any Contract to which Parent or Merger Sub is a party (or by which any of their respective properties or assets is bound) or any material Permit held by Parent or Merger Sub, except, with respect to clauses (ii) and (iii), for (A) any such consents and approvals, the failure to obtain which would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent or Merger Sub to consummate the Transactions and (B) any such conflicts, violations, breaches, losses, defaults, terminations, rights of termination, vesting, amendment, acceleration or cancellation or creation of Liens that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent or Merger Sub to consummate the Transactions.

(b) None of the execution, delivery or performance of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub or any of their respective affiliates of the Transactions will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity, other than (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) the submission of any filings and notifications, and the receipt, termination or expiration, as applicable, of waivers, consents, clearances, approvals, authorizations, waiting periods or agreements, required under any Antitrust Laws, (iii) compliance with the applicable requirements of the Securities Act or the Exchange Act, (iv) filings as may be required under the rules and regulations of the New York Stock Exchange, (v) any applicable international, federal or state securities or “blue sky” Laws, and (vi) where the failure to obtain such consents, approvals, authorizations or permits of, or to make such filings, registrations with or notifications to, any Governmental Entity would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Transactions.

Section 4.04 Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub expressly for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is filed with the SEC, at any time the Proxy Statement is amended or supplemented, at the time the Proxy Statement is first published, mailed or given to the Company Stockholders or at the time of the Company Stockholders Meeting (as it may be adjourned or postponed in accordance with this Agreement), as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 4.05 Litigation. As of the date of this Agreement, there is no Proceeding to which Parent or any of its Subsidiaries is a party pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries that would reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Transactions. As of the date of this Agreement, none of Parent or any of its Subsidiaries is subject to any outstanding Order, writ, injunction, judgment or decree that, individually or in the aggregate, would reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Transactions.

Section 4.06 Capitalization and Operations of Merger Sub. As of the date of this Agreement, the authorized number of shares of common stock of Merger Sub consists of 100 shares, par value $0.001 per share, all of which are validly issued and outstanding. All of the issued and outstanding shares of common stock of Merger Sub are owned by Parent, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. Merger Sub was formed solely for the purpose of engaging in the Transactions, and it has not conducted any other business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incidental to its formation and pursuant to this Agreement.

Section 4.07 Sufficient Funds. Parent has, as of the date hereof, and shall have at the Closing, sufficient funds on hand and access to sufficient funds under existing credit facilities to consummate the Transactions and to satisfy when due all of the obligations of Parent and Merger Sub under this Agreement, including the payment of the Aggregate Merger Consideration and the payment of all costs and expenses of the Transactions (including any obligations of the Surviving Corporation and the Company Subsidiaries) which become due or payable by the Surviving Corporation or any Company Subsidiary in connection with the Transactions as contemplated by this Agreement.

Section 4.08 Solvency. Assuming that (a) the conditions to the obligation of Parent and Merger Sub to consummate the Merger have been satisfied or waived and (b) the most recent financial statements included in a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K filed by the Company with the SEC present fairly in all material respects the consolidated financial condition of the Company and its consolidated Subsidiaries as at the end of the periods covered thereby and the consolidated results of operations of the Company and its consolidated Subsidiaries for the periods covered thereby in accordance with GAAP, then at and immediately following the Effective Time and after giving effect to all of the Transactions, Parent, the Surviving Corporation and each Subsidiary of the Surviving Corporation, will be Solvent. Parent and Merger Sub are not entering into the Transactions with the intent to hinder, delay or defraud either present or future creditors of Parent, Merger Sub, the Company, any Company Subsidiary or any affiliates thereof.

Section 4.09 Brokers. No broker, finder or investment banker other than Evercore Group L.L.C. is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based on arrangements made by or on behalf of Parent, Merger Sub or any of their respective affiliates.

Section 4.10 Ownership of Company Common Stock. Neither Parent nor any of its Subsidiaries nor any of their respective “affiliates” or “associates” (as such terms are defined in Section 203 of the DGCL) is, or has been at any time during the period commencing three (3) years prior to the date hereof through the date hereof, an “interested stockholder” of the Company, as such term is defined in Section 203 of the DGCL. Neither Parent nor Merger Sub beneficially owns (as such term is used in Rule 13d-3 promulgated under the Exchange Act) any shares of capital stock or other securities of the Company or any options, warrants or other rights to acquire shares of capital stock or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company.

Section 4.11 Lack of Agreements. Other than this Agreement and the Confidentiality Agreement, as of the date hereof, there are no Contracts between Parent or Merger Sub or any of their affiliates, on the one hand, and any member of the Company’s management, the Company Board, or any stockholder of the Company, on the other hand, relating to the Company (including relating to compensation and retention of the Company’s management), the transactions contemplated by this Agreement or the operations of the Surviving Corporation after the Effective Time.

Section 4.12 Acknowledgement of No Other Representations or Warranties. EACH OF PARENT AND MERGER SUB ACKNOWLEDGES THAT IT HAS CONDUCTED ITS OWN INDEPENDENT INVESTIGATION AND ANALYSIS OF THE BUSINESS, OPERATIONS, ASSETS, LIABILITIES, RESULTS OF OPERATIONS, CONDITION (FINANCIAL OR OTHERWISE) AND PROSPECTS OF THE COMPANY AND THE COMPANY SUBSIDIARIES AND THAT IT AND ITS REPRESENTATIVES HAVE RECEIVED ACCESS TO SUCH BOOKS AND RECORDS, FACILITIES, EQUIPMENT, CONTRACTS AND OTHER ASSETS OF THE COMPANY AND THE COMPANY SUBSIDIARIES THAT IT AND ITS REPRESENTATIVES HAVE DESIRED OR REQUESTED TO REVIEW FOR SUCH PURPOSE AND THAT IT AND ITS REPRESENTATIVES HAVE HAD FULL OPPORTUNITY TO MEET WITH THE MANAGEMENT OF THE COMPANY AND THE COMPANY SUBSIDIARIES AND TO DISCUSS THE BUSINESS, OPERATIONS, ASSETS, LIABILITIES, RESULTS OF OPERATIONS, CONDITION (FINANCIAL OR OTHERWISE) AND PROSPECTS OF THE COMPANY AND THE COMPANY SUBSIDIARIES. EACH OF PARENT AND MERGER SUB ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY CONTAINED IN ARTICLE III, NONE OF THE COMPANY, THE COMPANY SUBSIDIARIES OR ANY OF THEIR RESPECTIVE AFFILIATES OR THE COMPANY REPRESENTATIVES MAKES OR HAS MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY CONCERNING THE COMPANY OR THE COMPANY SUBSIDIARIES OR ANY OF THEIR RESPECTIVE BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, RESULTS OF OPERATIONS, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS OR THE TRANSACTIONS, INCLUDING AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED TO PARENT, MERGER SUB OR ANY OF THEIR AFFILIATES OR REPRESENTATIVES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH OF PARENT AND MERGER SUB ACKNOWLEDGES AND AGREES THAT NEITHER THE COMPANY NOR ANY OTHER PERSON HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE FINANCIAL PROJECTIONS, FORECASTS, COST ESTIMATES AND OTHER PREDICTIONS RELATING TO THE COMPANY AND THE COMPANY SUBSIDIARIES MADE AVAILABLE TO PARENT.

ARTICLE V

COVENANTS

Section 5.01 Conduct of Business by the Company Pending the Merger. The Company agrees that between the date of this Agreement and the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VII, except (w) as specifically set forth in Section 5.01 of the Company Disclosure Letter as an exception to the corresponding restriction of this Section 5.01, (x) as expressly required or expressly provided for by this Agreement, (y) as required by applicable Law or (z) as consented to in writing by Parent (which consent shall not be unreasonably withheld, delayed, or conditioned), the Company will, and will cause each Company Subsidiary to, use commercially reasonable efforts to conduct its business and operations in all material respects in the ordinary course of business consistent with past practice, and the Company will use, and will cause each Company Subsidiary to use, commercially reasonable efforts to (1) preserve intact its and their business organization, (2) preserve the present relationships and goodwill with those persons having significant business relationships with the Company and the Company Subsidiaries and (3) comply with and maintain all material Permits required to conduct its and their businesses and to own, lease and operate its and their properties and assets. Without limiting the foregoing, subject to the exceptions described in clauses (w) through (z) of the foregoing sentence, the Company shall not, and shall not permit any Company Subsidiary to:

(a) amend the Company Charter, Company Bylaws or certificate of incorporation or bylaws (or other similar governing documents) of any Company Subsidiary;

(b) issue, sell, grant options, restricted stock units, restricted stock or rights to purchase, pledge, or authorize or propose the issuance of, sale of, or grant of options, restricted stock units, restricted stock or rights to purchase or pledge, any Company Securities or Subsidiary Securities, other than (i) the issuance of Shares upon the exercise of Company Options or the vesting and settlement of RSU Awards, in each case outstanding as of the date hereof in accordance with their terms, or the issuance of Shares pursuant to the terms of the Company Stock Purchase Plan and (ii) the issuance of securities by a wholly owned Company Subsidiary to the Company or another wholly owned Company Subsidiary;

(c) adjust, split, combine, recapitalize, subdivide or reclassify or otherwise amend the terms of any shares of its capital stock or other equity interests;

(d) sell, pledge, dispose of, transfer, lease, mortgage, license, sublicense, abandon, allow to lapse, assign or encumber any Company Subsidiary or any material property, securities, or material assets of the Company or any Company Subsidiary, except (i) pursuant to Company Material Contracts existing as of, and true, correct and complete copies of which have been made available to Parent prior to, the date of this Agreement and set forth in Section 5.01(d)(i) of the Company Disclosure Letter, (ii) pursuant to Incidental Contracts, or (iii) for de minimis dispositions or abandonments of immaterial tangible assets not currently used in the Company’s or Company’s Subsidiaries business, in the ordinary course of business and consistent with past practice;

(e) declare, set aside, make or pay any dividend or other distribution with respect to any shares of its capital stock or other equity interests, whether payable in cash, stock, property or a combination thereof;

(f) other than (i) in connection with the exercise of any outstanding Company Options or offers of purchase rights under the Company Stock Purchase Plan permitted by the terms of such Company Options or the Company Stock Purchase Plan, as applicable, or the payment of related withholding Taxes, by net exercise or by tendering of shares or (ii) Tax withholdings on the vesting or payment of RSU Awards or the vesting of Restricted Stock Awards, reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any of its equity securities or any options, warrants, securities of the Company or other rights exercisable for or convertible into any such equity securities;

(g) (i) make any acquisition or disposition, or make any offer or agreement to acquire or dispose by means of a merger, consolidation, recapitalization, purchase, sale or otherwise, in one transaction or any series of related transactions, of any business, assets or securities or any sale, lease, encumbrance or other disposition of assets or securities of the Company or any of its Subsidiaries or any person or (ii) adopt, publicly propose or enter into a plan of complete or partial liquidation, dissolution, recapitalization or restructuring, or file or consent to the filing of a petition in bankruptcy under any provisions of applicable Law, except for in the ordinary course of business and consistent with past practice;

(h) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations (excluding existing obligations as of the date hereof) of any other person;

(i) incur, create, assume or otherwise become liable or responsible for any Indebtedness or issue any debt securities, or assume or guarantee the obligations of any person (other than a wholly owned Company Subsidiary) for borrowed money;

(j) make any loans, advances or capital contributions to, or investments in, any other person, other than (i) loans solely between the Company and a wholly owned Company Subsidiary or between wholly owned Company Subsidiaries, (ii) advances for travel and other out-of-pocket expenses to officers, directors or employees of the Company or any Company Subsidiary made in the ordinary course consistent with past practice, and (iii) advances to directors and officers required to be made pursuant to any indemnification or advancement obligations in the Company Charter, the Company Bylaws, the governing documents of any Company Subsidiary, or any employment agreement or indemnification agreement to which the Company or any Company Subsidiary is party as of the date of this Agreement (true and accurate copies of which have been made available to Parent prior to the date of this Agreement);

(k) except to the extent required by this Agreement, applicable Law or the terms of any Company Benefit Plan, as in effect on the date hereof and set forth on Section 5.01(k) of the Company Disclosure Letter: (i) hire any employee at the level of Director or higher, except in the ordinary course of business or as otherwise required by applicable Law, or an existing Contract, (ii) increase the compensation or benefits payable or to become payable to its directors, officers or employees (other than if the Closing has not yet occurred as of February 28, 2024 merit increases in salaries for employees with titles below the level of Vice President, not to exceed four percent (4%) in the aggregate of such employees’ salaries on the date hereof in the ordinary course of business consistent with prior years’ annual compensation review cycles), or promote any non-officer employee to an officer position; (iii) grant any rights to severance or termination pay or other termination benefit or terminate any such individual, other than for cause or due to death or disability; (iv) establish, terminate, adopt, enter into or materially amend any CBA or Company Benefit Plans (or any collective bargaining or similar labor agreement, or employee benefit plan or arrangement, that would be a CBA or a Company Benefit Plan (as applicable) if in effect on the date hereof); or (v) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability, time of payment or funding of any compensation or any equity award or other benefit under any Company Benefit Plan with respect to any current or former service provider;

(l) make any change in accounting policies or procedures, other than as required by GAAP, applicable Law or any Governmental Entity with competent jurisdiction;

(m) engage in any transaction with, or enter into any agreement, arrangement or understanding with any affiliate of the Company or other person covered by Item 404 of Regulation S-K promulgated under the Exchange Act;

(n) (i) prepare or file any material Tax Return materially inconsistent with past practice or take any position or adopt any method on any such Tax Return that is materially inconsistent with positions taken or methods used in preparing or filing similar Tax Returns in prior periods, (ii) make, change or revoke any material Tax election, (iii) enter into any Tax allocation, indemnity or sharing agreement (other than any such agreement entered into in the ordinary course of business, the primary purpose of which is unrelated to Taxes or any agreement solely among any of the Company or the Company Subsidiaries), (iv) change any annual Tax accounting period, (v) file any amendment to a material Tax Return, (vi) enter into any “closing agreement” with any taxing authority regarding a material amount of Tax, (vii) consent to any material Tax claim or assessment or surrender a right to a material refund of Taxes, (viii) adopt or change any method of Tax accounting, or (ix) consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(o) make or authorize any capital expenditure, or incur any obligations, liabilities or Indebtedness in respect thereof, except for those in an amount less than $75,000 contemplated by the capital expenditure budget for the relevant fiscal year at or after the time contemplated by such budget, which capital expenditure budget has been made available to Parent prior to the date of this Agreement;

(p) change in any material respect the policies or practices regarding accounts receivable or accounts payable or cash management or fail to manage working capital in accordance with past practices, except as required by GAAP or applicable Law;

(q) settle any suit, action, claim, proceeding or investigation other than a settlement solely for monetary damages (net of insurance proceeds received) not in excess of $25,000 individually or $50,000 in the aggregate;

(r) except in the ordinary course of business consistent with past practice or in connection with any transaction to the extent specifically permitted by any other subclause of this Section 5.01, (i) enter into any Contract that would, if entered into prior to the date hereof, be a Company Material Contract or a Real Property Lease, (ii) materially modify, materially amend, let lapse or terminate (other than expirations in accordance with its terms) any Company Material Contract or Real Property Lease or waive, release or assign any material rights or material claims or make any material payment, directly or indirectly, of any liability of the Company or the Company Subsidiaries before the same comes due in accordance with its terms, thereunder, (iii) sublease or license any portion of the real property leased under any Real Property Lease, or (iv) acquire a fee interest in any real property;

(s) create any Subsidiary of the Company or any of its Subsidiaries;

(t) enter into any new line of business, or form or commence the operations of any joint venture;

(u) amend in a manner that adversely impacts in any material respect the ability to conduct its business, or terminate or allow to lapse any material Permits of the Company or its Subsidiaries;

(v) except in the ordinary course of business consistent with past practice or pursuant to a Contract in effect as of the date hereof, exclusively license or sublicense, sell, transfer, dispose of, abandon, cancel, knowingly allow to lapse, or fail to renew, maintain, diligently pursue applications for or defend any Intellectual Property Rights of the Company or any Company Subsidiary that are individually or in the aggregate material to the Company and the Company Subsidiaries; or

(w) authorize, resolve or offer, agree or commit, in writing or otherwise, to do any of the foregoing.

Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective business operations.

Section 5.02 Agreements Concerning Parent and Merger Sub.

(a) During the period from the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VII, Merger Sub shall not engage in any activity of any nature except for activities contemplated by, related to or in furtherance of the Transactions (including enforcement of its rights under this Agreement) or as provided in or contemplated by this Agreement, and, subject to the foregoing, neither Parent nor Merger Sub shall take or agree, authorize, resolve, offer or commit to take any action that would prevent or materially delay or adversely affect in any material manner the consummation of the Transactions.

(b) Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Merger Sub of, and the compliance by Merger Sub with, all of the covenants, agreements, obligations and undertakings of Merger Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by Merger Sub hereunder.

Section 5.03 No Solicitation.

(a) Prohibited Activities. Except as expressly permitted by this Section 5.03, from and after the date hereof, at all times until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VII, (i) the Company shall, and shall cause the Company Subsidiaries and its and their respective Representatives to, immediately cease all existing discussions or negotiations with any person (other than Parent, Merger Sub and their Representatives) conducted prior to the date of this Agreement with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to any Competing Proposal and (ii) the Company shall not, and shall cause the Company Subsidiaries, and its and their respective Representatives not to, directly or indirectly, (A) initiate, solicit, knowingly encourage (including by way of furnishing non-public information relating to the Company or any Company Subsidiary), or knowingly take any action designed to facilitate any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer (including any proposal or offer to the Company Stockholders), that constitutes or would reasonably be expected to lead to a Competing Proposal, (B) furnish to any person (other than Parent, Merger Sub or any designees or Representatives of Parent or Merger Sub) any non-public information or data regarding the Company or any of the Company Subsidiaries or afford to any person (other than Parent, Merger Sub or any designees or Representatives of Parent or Merger Sub) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any Company Subsidiary, in any such case with the intent to encourage, facilitate or assist the making, submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to a Competing Proposal, (C) enter into, knowingly facilitate, participate, continue or engage in any discussions or negotiations with any person with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal, (D) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any Company Subsidiary (provided, however, that if, and only if, the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to amend or grant any waiver or release under any such standstill or similar agreement is inconsistent with the directors’ fiduciary duties under the DGCL, the Company may amend or grant a waiver or release under such standstill or similar agreement, solely to the extent necessary to permit a person to make, on a confidential basis to the Company Board, a Competing Proposal, conditioned upon such person agreeing to disclosure of such Competing Proposal to Parent as contemplated by this Section 5.03), or (E) authorize, permit or direct any of their Representatives to, resolve or agree to do any of the foregoing. Promptly after the date of this Agreement, the Company will terminate access by any person (other than Parent, Merger Sub and their Representatives) to any physical or electronic dataroom or other access to data or information of the Company, in each case relating to or in connection with a potential Competing Proposal (or prior discussions in respect of a potential Competing Proposal) and request that each person (other than Parent, Merger Sub and their Representatives) that has executed a confidentiality agreement (other than the Confidentiality Agreement) relating to a potential Competing Proposal (or prior discussions in respect of a potential Competing Proposal) promptly return to the Company or destroy all non-public documents and materials containing non-public information of the Company that has been furnished by the Company or any of its Representatives to such person pursuant to the terms of such confidentiality agreement. Notwithstanding anything to the contrary contained in this Agreement, the Company, the Company Subsidiaries and their respective Representatives may (1) inform a person that has made or is considering making a Competing Proposal of the provisions of this Section 5.03 and (2) engage in discussions solely to clarify and understand the terms and conditions of any unsolicited inquiry offer or proposal to the extent necessary to determine whether such inquiry, offer or proposal constitutes or would reasonably be expected to result in a Competing Proposal. Without limiting the foregoing, the Company agrees that any violation of the restrictions set forth in this Section 5.03 by any Company Subsidiary or any Representative of the Company or any Company Subsidiary shall constitute a breach by the Company of this Section 5.03.

(b) Notice of Competing Proposal. From and after the date hereof, at all times until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VII, as promptly as practicable, and in any event within twenty-four (24) hours, the Company shall give written notice to Parent of (i) any Competing Proposal (or any inquiry, proposal or offer that would reasonably be expected to lead to any

Competing Proposal) received by the Company, any Company Subsidiary or any of its Representatives, (ii) any request for information in connection with any Competing Proposal from a third party, and (iii) any discussions or negotiations with a third party with respect to a Competing Proposal that are sought to be initiated or had with, in each case of clauses (i) through (iii), the Company, any Company Subsidiary or any of its or their Representatives, setting forth in such notice the identity of such person, the terms and conditions of the Competing Proposal (including, if applicable, complete copies of any written requests, proposals, or offers, including proposed agreements), and the Company thereafter shall keep Parent informed, on a reasonably current basis (and, in any event, within twenty-four (24) hours), of any updates or changes to the terms of any such proposals or offers (including any material amendments thereto) or any other inquiries, requests, discussions or negotiations, in each case, that are material, made or had in connection with such Competing Proposal.

(c) Response to Competing Proposal. Notwithstanding anything to the contrary contained in this Agreement, if, at any time following the execution and delivery of this Agreement and prior to the earlier of the Company obtaining the Company Stockholder Approval or the valid termination of this Agreement in accordance with Article VII, (i) the Company, any of the Company Subsidiaries or any of its or their Representatives has received a bona fide, written Competing Proposal from a third party after the execution and delivery of this Agreement that did not result from a breach of Section 5.03(a) and (ii) the Company Board (or any duly authorized committee thereof) determines in good faith, after consultation with its outside financial advisors and outside legal counsel, that such Competing Proposal constitutes or would reasonably be expected to lead to a Superior Proposal and that the failure to take the action described in clauses (A) and (B) below would be inconsistent with its fiduciary duties under applicable Law, then the Company or the Company Subsidiaries and its and their Representatives may (A) furnish information or data, including with respect to the Company and the Company Subsidiaries, to the person or group making such Competing Proposal and its Representatives and (B) participate in discussions or negotiations (including solicitation of revised Competing Proposals) with the person or group making such Competing Proposal and its Representatives in connection with such person’s or group’s Competing Proposal; provided that, before taking any of the actions described in the foregoing clauses (A) and (B), the Company shall (x) first enter into an Acceptable Confidentiality Agreement with the person or group making such Competing Proposal, (y) promptly (and, in any event, within twenty-four (24) hours) provide to Parent a copy of such Acceptable Confidentiality Agreement and any non-public information that is provided to such person and which was not previously provided to Parent and (z) limit any waiver of such person’s or group’s noncompliance with the provisions of any “standstill” agreement solely to the extent necessary to permit such discussions or negotiations.

Section 5.04 Company Recommendation.

(a) Company Recommendation; Change of Company Recommendation. Except as permitted by Section 5.04(b) or Section 5.04(c), from and after the date hereof, at all times until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VII, neither the Company Board nor any committee thereof will (i) adopt, authorize, approve, declare advisable or recommend, or propose publicly to adopt, authorize, approve, declare advisable or recommend, any Competing Proposal, (ii) withhold, withdraw, modify, qualify or amend, in each case, in a manner adverse to Parent or Merger Sub, or publicly propose to withhold, withdraw, modify, qualify or amend, in each case, in a manner adverse to Parent or Merger Sub, the Company Recommendation, or fail to include the Company Recommendation in the Proxy Statement, (iii) fail to (A) reaffirm the Company Recommendation within ten (10) Business Days after receipt of a written request of Parent following a Competing Proposal that has been publicly announced (and not publicly withdrawn) or, if earlier, prior to the Company Stockholders Meeting; provided, that the Company Board shall not be required to make any reaffirmation more than one time with respect to any Competing Proposal unless there shall have been a publicly disclosed change regarding such Competing Proposal; and (B) recommend against acceptance of a tender or exchange offer by the Company Stockholders pursuant to Rule 14d-2 under the Exchange Act for outstanding Shares within the later of ten (10) Business Days after the commencement of such tender offer or exchange offer or the end of the applicable period after delivery of the notice or notices required to be delivered by the Company to Parent under Section 5.04(b); provided that the taking of no position or a neutral position by the Company Board in respect of the acceptance of any such tender offer or exchange offer as of the end of such period shall constitute a failure to recommend against acceptance of any such offer, and (iv) approve or recommend, or publicly declare advisable or publicly propose to approve or recommend, or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, or other Contract or other similar agreement to effect any Competing Proposal or requiring the Company to abandon, terminate or fail to consummate the Transactions (other than an Acceptable Confidentiality Agreement entered into in compliance with Section 5.03(c) relating to a Competing Proposal) (such agreement identified in clause (iv), other than such an Acceptable Confidentiality Agreement, an “Alternative Acquisition Agreement”, and any of the actions set forth in clauses (i), through (iv), a “Change of Company Recommendation”).

(b) Superior Proposal. Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the receipt of the Company Stockholder Approval, the Company Board (or any duly authorized committee thereof) may, in response to the receipt of a bona fide written Competing Proposal received after the date hereof that did not result from a breach of Section 5.03(a) and is not withdrawn, make a Change of Company Recommendation or terminate this Agreement in accordance with Section 7.01(d) in order to cause the Company to enter into a binding and definitive written Alternative Acquisition Agreement with respect to a Superior Proposal, in each case only if: (i) the Company Board (or any duly authorized committee thereof) determines in good faith, after consultation with its outside financial advisors and outside legal counsel, that (A) failure to take such action would be inconsistent with its fiduciary duties under applicable Law and (B) such Competing Proposal constitutes a Superior Proposal, (ii) the Company provides Parent written notice at least three (3) Business Days prior to effecting a Change of Company Recommendation of the Company Board’s intention to take such action, specifying the reasons therefor (a “Notice of Change of Recommendation”), which notice shall identify the person making such Competing Proposal, describe the terms and conditions of such Competing Proposal and include a copy of all definitive agreements and documentation in respect thereof (it being agreed that neither the delivery of the Notice of Change of Recommendation nor the public disclosure thereof shall constitute a Change of Company Recommendation), (iii) prior to effecting such Change of Company Recommendation, the Company shall, and shall cause its Representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) during such three (3) Business Day period to make such adjustments in the terms and conditions of this Agreement as would obviate the basis for a Change of Company Recommendation, and (iv) no earlier than the end of such three (3) Business Day period, the Company Board (or any duly authorized committee thereof) again determines in good faith, after consultation with its outside financial advisors and outside legal counsel and after considering any written, binding and irrevocable amendments to the terms and conditions of this Agreement proposed by Parent during such three (3) Business Day period, that (A) failure to take such action would be inconsistent with its fiduciary duties under applicable Law and (B) such Competing Proposal continues to constitute a Superior Proposal; provided, that any change to the financial terms (including any change to the amount, form or mix of consideration payable) or other material amendment to the terms of such Competing Proposal (whether or not in response to any changes proposed by Parent pursuant to clause (iii)) shall require a new Notice of Change of Recommendation and an additional three (3) Business Day period from the date of such notice during which the terms of clause (i) through (iv) shall apply mutatis mutandis (other than the number of days).

(c) Intervening Event. Notwithstanding anything contrary set forth in this Agreement, other than in connection with a Competing Proposal (which shall be subject to Section 5.04(b) and shall not be subject to this Section 5.04(c)) and prior to the time the Company Stockholder Approval is obtained, the Company Board (or any duly authorized committee thereof) may effect a Change of Company Recommendation in response to the occurrence of an Intervening Event if the Company Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside legal counsel (x) that an Intervening Event has occurred and is continuing and (y) that the failure to effect a Change of Company Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties under applicable Law, in each case only if: (i) the Company has first given Parent advance written notice at least three (3) Business Days prior to taking such action of its intention to take such action, specifying the reasons therefor and including a reasonably detailed description of such Intervening Event (it being agreed that the delivery of such notice and the public announcement of such delivery shall not constitute a Change of Company Recommendation), (ii) prior to effecting such Change of Company Recommendation, the Company shall, and shall cause its Representatives to, negotiate with Parent in good faith (to the extent Parent requests in writing to so negotiate) during such three (3) Business Day period to make such adjustments in the terms and conditions of this Agreement as would obviate the basis for a Change of Company Recommendation, and (iii) following the end of such three (3) Business Day period, the Company Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside legal counsel and after considering any written, binding and irrevocable amendments to the terms and conditions of this Agreement proposed by Parent during such three (3) Business Day period, that the failure to make a Change of Company Recommendation would be inconsistent with its fiduciary duties under applicable Law.

(d) Permitted Disclosure. Nothing contained in this Section 5.04 shall prohibit the Company from complying with its disclosure obligations under U.S. federal or state Law with regard to a Competing Proposal, including (i) Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act with regard to a Competing Proposal or (ii) issuing “stop, look and listen” communications or similar communications of the type contemplated by Section 14d-9(f) under the Exchange Act; provided that this Section 5.04(d) shall not be deemed to permit the Company Board to make a Change of Company Recommendation except, in each case, to the extent permitted by Section 5.04(b) or Section  5.04(c).

Section 5.05 Preparation of the Proxy Statement; Company Stockholders Meeting.

(a) As promptly as reasonably practicable, and no later than fifteen (15) Business Days following the date of this Agreement (provided, that Parent complies with its obligations in this Section 5.05), the Company shall prepare and file a preliminary Proxy Statement with the SEC. Subject to Section 5.04, the Proxy Statement shall include the Company Recommendation. Parent shall cooperate with the Company in the preparation of the Proxy Statement, and each of Parent and the Company shall furnish all information concerning it and its affiliates (including, in the case of Parent, Merger Sub) and any transaction any of them have or are contemplating entering into in connection with this Agreement that is necessary or appropriate in connection with the preparation of the Proxy Statement, and provide such other assistance as may be reasonably requested by the Company in the connection with the preparation, filing and distribution of the Proxy Statement. The parties shall use their respective commercially reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing. Prior to filing or mailing the Proxy Statement (including any preliminary Proxy Statement and any amendment or supplement thereto) or any other documents related to the Company Stockholders Meeting, or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent a reasonable opportunity to review and comment on the Proxy Statement (and any amendment or supplement thereto), any other documents related to the Company Stockholders Meeting or response (including the proposed final version of the Proxy Statement or response) and (ii) shall consider in good faith all comments reasonably proposed by Parent. The Company shall promptly notify Parent upon the receipt of any comments (written or oral) from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement or for additional information and will provide Parent with copies of all correspondence between the Company or its Representatives, on the one hand, and the SEC or its staff, on the other hand, related to the Proxy Statement or the Transactions.

(b) If, at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, Merger Sub, any of their affiliates, officers, directors or any transaction any of them have or are contemplating entering into in connection with this Agreement, is discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, at the time and in light of the circumstances under which they were made, not false or misleading, the party that discovers such information shall as promptly as practicable notify the other party and correct such information, and the Company shall file with the SEC an appropriate amendment or supplement describing such information as promptly as reasonably practicable after Parent has had a reasonable opportunity to review and comment thereon, and, to the extent required by applicable Law, the Company shall disseminate such amendment or supplement to the stockholders of the Company.

(c) Subject to Section 5.04, the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act within five (5) Business Days after the date hereof and shall take, in accordance with applicable Law, the Company Charter and the Company Bylaws, all action necessary to establish a record date for, duly call, give notice of, convene and hold the Company Stockholders Meeting as promptly as practicable after the SEC Clearance Date, for the purpose of seeking the Company Stockholder Approval. The Company shall consult with Parent regarding the date to be used as the record date and the timing of any “broker search” required under Rule 14a-13 of the Exchange Act. Without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company Stockholder Approval shall be the only matter (other than (i) adjournment of the Company Stockholders Meeting, (ii) procedural matters and executive compensation matters related to the Transactions and (iii) any other matters as required by applicable Law) which the Company shall propose to be acted on by Company Stockholders at the Company Stockholders Meeting. In connection with the foregoing, the Company shall file the definitive Proxy Statement with the SEC and cause the definitive Proxy Statement to be mailed to the Company Stockholders as of the record date established for the Company Stockholders Meeting as promptly as practicable (and in any event shall do so within five (5) Business Days) after the date on which the Company is informed that the SEC has no further comments on the Proxy Statement (the “SEC Clearance Date”; provided that if the SEC has failed to affirmatively notify the Company within ten (10) calendar days after the initial filing of the Proxy Statement with the SEC that it will or will not be reviewing the Proxy Statement, then such date shall be the “SEC Clearance Date”). Unless this Agreement is terminated in accordance with its terms, the Company shall (A) upon the reasonable request of Parent, provide Parent reasonably detailed periodic updates concerning proxy solicitation results on a timely basis and (B) give written notice to Parent one day prior to the Company Stockholders Meeting, and on the day of, but prior to the Company Stockholders Meeting, indicating whether as of such date sufficient proxies representing the Company Stockholder Approval have been obtained.

(d) Notwithstanding any provision of this Agreement to the contrary, the Company may postpone or adjourn only (and shall postpone or adjourn the Company Stockholders Meeting upon reasonable request of Parent in the event of clauses (ii), (iii) or (iv)): (i) with the consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (ii) for the absence of a quorum, (iii) to allow reasonable additional time for any supplemental or amended disclosure which the Company has determined in good faith is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Stockholders prior to the Company Stockholders Meeting or following an order or request from the SEC, (iv) if Parent or the Company reasonably determines in good faith that the Company Stockholder Approval is unlikely to be obtained, to allow additional solicitation of votes in order to obtain the Company Stockholder Approval, or (v) to the extent the Company is obligated to do so under any applicable Law or Order; provided that, except as required by applicable Law or Order, the Company Stockholders Meeting shall not be adjourned or postponed in accordance with the foregoing by more than an aggregate of thirty (30) days from the originally-scheduled date, or to a date on or after the fifth (5th) Business Day preceding the Outside Date. Unless the Company Board has validly made a Change of Company Recommendation in accordance with Section 5.03 and Section 5.04, the Company shall use its commercially reasonable efforts to (A) solicit the Company Stockholder Approval and (B) take all other action necessary or advisable to secure the Company Stockholder Approval, including communicating to the Company Stockholders the Company Recommendation and including such Company Recommendation in the Proxy Statement. In the event that the date of the Company Stockholders Meeting as originally called is for any reason adjourned or postponed or otherwise delayed, the Company agrees that unless Parent shall have otherwise approved in writing, it shall use commercially reasonable efforts to implement such adjournment or postponement or other delay in such a way that the Company does not establish a new record date for the Company Stockholders Meeting, as so adjourned, postponed or delayed, except as required by applicable Law. Unless this Agreement is validly terminated in accordance with Article VII prior to the Company Stockholders Meeting, the Company Stockholders Meeting shall be convened and the Company shall submit this Agreement and the Merger to its stockholders at the Company Stockholders Meeting, even if the Company Board has effected a Change of Company Recommendation.

Section 5.06 Access to Information. From the date of this Agreement until the earlier to occur of the valid termination of this Agreement in accordance with Article VII and the Effective Time, the Company shall, and shall cause each Company Subsidiary to (a) provide to Parent and Merger Sub and their respective Representatives reasonable access during normal business hours in such a manner as not to unreasonably interfere with the operation of any business conducted by the Company or any Company Subsidiary, to the officers, employees, agents, properties, offices and other facilities of the Company and the Company Subsidiaries and to the books and records (including Tax Returns and supporting documentation) of the Company and the Company Subsidiaries, and (b) furnish promptly such information concerning the business, properties, offices and other facilities, Contracts, assets, liabilities, employees, officers and other aspects of the Company and Company Subsidiaries as Parent or its Representatives may reasonably request; provided, however, that the Company shall not be required to (or to cause any Company Subsidiary to) afford such access or furnish such information to the extent that the Company is advised by counsel that doing so would: (i) result in the loss of attorney-client privilege (provided that the Company shall use its commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege); (ii) violate any confidentiality obligations of the Company or any Company Subsidiary to any third party or otherwise breach, contravene or violate any then effective Contract to which the Company or any Company Subsidiary is party (provided that the Company shall use its commercially reasonable efforts to obtain the required consent of such third party to such access or disclosure and implement appropriate procedures to enable the disclosure of such information); (iii) result in a competitor of the Company or any Company Subsidiary receiving information that is competitively sensitive; or (iv) breach, contravene or violate any applicable Law (including any Antitrust Law). Notwithstanding anything herein to the contrary, from the date of this Agreement until the earlier to occur of the valid termination of this Agreement in accordance with Article VII and the Effective Time, Parent and Merger Sub shall not, and shall cause their respective Representatives acting on their behalf not to, contact any customer, partner, vendor, supplier or employee of the Company or any of the Company Subsidiaries, in each case outside of the ordinary course of business and in connection with the Transactions without the Company’s prior written consent. All requests for information made pursuant to this Section 5.06 shall be directed to the person or persons designated by the Company. During any visit to the business or property sites of the Company or any of the Company Subsidiaries, each of Parent and Merger Sub shall, and shall cause their respective representatives accessing such properties to, comply with all applicable Laws and the Company’s and the Company Subsidiaries’ reasonable safety and security procedures. Notwithstanding anything to the contrary contained in this Section 5.06, from the date of this Agreement until the earlier to occur of the valid termination of this Agreement in accordance with Article VII and the Effective Time, none of Parent, Merger Sub or any of their respective affiliates shall conduct, without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), any environmental investigation at any real property owned or leased by the Company, and in no event may any environmental investigation include any sampling or other intrusive investigation of air, surface water, groundwater, soil or anything else at or in connection with any of such real property. Nothing in this Section 5.06 shall require the Company to permit any inspection of, or to disclose any information regarding, the deliberations of the Company Board or any committee thereof with respect to the Merger or the Transactions or any similar transaction or transactions (including the sale of one or more divisions) with any other person, the entry into this Agreement, or any materials provided to the Company Board or any committee thereof in connection therewith. Disclosure obligations regarding a Competing Proposal shall be governed by Section 5.03. Parent shall, and shall cause each of its Subsidiaries and its and their respective representatives to, hold all information provided or furnished pursuant to this Section 5.06 confidential in accordance with the terms of the Confidentiality Agreement.

Section 5.07 Appropriate Action; Consents; Filings.

(a) Parent and the Company shall (and shall cause their affiliates to) use commercially reasonable efforts to (i) consummate the Transactions and cause the conditions set forth in Article VI to be satisfied, (ii) promptly obtain all actions or nonactions, consents, clearances, Permits (including Environmental Permits), waivers, approvals, authorizations and Orders from Governmental Entities necessary or advisable in connection with the consummation of the Transactions, (iii) as promptly as practicable after the date of this Agreement, make all registrations, notifications and filings with any Governmental Entity necessary or advisable in connection with the consummation of the Transactions, including filings required under Antitrust Laws, and promptly make any further submissions that are necessary or advisable, (iv) seek to resolve any objection or assertion by any Governmental Entity challenging this Agreement or the Transactions and (v) execute and deliver any additional instruments necessary or advisable to consummate the Transactions. Parent, the Company and their respective affiliates shall not be required to make any concessions under this Section 5.07 that are not conditioned upon the Closing. Parent and the Company shall each be responsible for the payment of one-half of the filing fees applicable to the Transactions pursuant to any Antitrust Law.

(b) Notwithstanding anything contained in this Agreement to the contrary, in no event shall Parent or its affiliates be required to (and the Company shall not, and shall cause its affiliates not to, without Parent’s prior written consent) offer, propose, negotiate, agree to, consent to or effect (i) any operational restrictions or limitations, (ii) any sale, license, disposition or holding separate of assets or businesses or (iii) any other remedy, condition, commitment or undertaking of any kind, in each case, in order to obtain actions or nonactions, consents, clearances, Permits, waivers, approvals, authorizations or Orders of Governmental Entities or to avoid the entry of, or to effect the dissolution of or vacate or lift, any Orders that would prevent or delay the consummation of the Transactions.

(c) Each party hereto shall: (i) give the other parties prompt notice of the making or commencement of any request, inquiry, investigation, or Proceeding by or before any Governmental Entity with respect to the Transactions; (ii) keep the other parties informed as to the status of any such request, inquiry, investigation, or Proceeding; and (iii) promptly inform the other parties of any communication to or from any Governmental Entity regarding the Transactions. Each party hereto will consult and cooperate with the other parties, and will consider in good faith the views of the other parties, in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument, or opinion made or submitted to any Governmental Entity in connection with the Transactions. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation, action or Proceeding, each party hereto will permit authorized representatives of the other parties to be present at each meeting or conference relating to such request, inquiry, investigation, action or Proceeding and to have access to and be consulted in connection with, and to the extent practicable, provided the opportunity to review in advance, any document or opinion made or submitted to any Governmental Entity in connection with such request, inquiry, investigation or Proceeding. Notwithstanding anything to the contrary in this Section 5.07, no party hereto shall be in violation of this Agreement by virtue of providing information that is competitively sensitive to one another on an “outside counsel only” basis.

Section 5.08 Defense of Litigation. The Company shall promptly (and in any event within twenty-four (24) hours) advise Parent of any Proceeding (including any putative class action or derivative litigation) asserted, threatened in writing or orally or commenced by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board, any committee thereof, any of the Company’s directors or officers, or any Company Subsidiary and any Company Subsidiary directors and officers relating to this Agreement, the Merger or any of Transactions (any such Proceeding, a “Transaction Litigation”) and shall keep Parent informed on a reasonably prompt basis regarding any such Transaction Litigation (including by promptly furnishing to the Parent and its Representatives such information relating to such Transaction Litigation as such persons may reasonably request). The Company shall give Parent the opportunity to (a) participate in the defense, prosecution, settlement or compromise of any Transaction Litigation, and (b) consult with counsel to the Company regarding the defense, prosecution, settlement or compromise with respect to any such Transaction Litigation. For purposes of this Section 5.08, “participate” means that Parent will be kept reasonably apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise adversely affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith; provided, however, that without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) the Company shall not settle or compromise, agree to settle or compromise or take any other material action with respect to such Transaction Litigation.

Section 5.09 Public Announcements. The initial press release concerning this Agreement and the Transactions shall be issued by the Company, the contents of which have received prior approval from Parent, and thereafter Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Transactions and shall not issue any such press release or make any such public statement prior to such consultation; provided, that the restrictions set forth in this Section 5.09 shall not apply to any press release, public statement or other announcement issued or made, or proposed to be issued or made, by either Parent or the Company (a) in connection with, or in response to, a Competing Proposal or Change of Company Recommendation in compliance with Section 5.03 and Section 5.04 with respect to the matters contemplated thereby, or (b) as may be required by applicable Law or any listing agreement with any national securities exchange or (c) that is consistent in all material respects with previous press releases, public disclosures or public statements made by a party hereto in accordance with this Section 5.09, including investor conference calls, filings with the SEC, Q&As or other publicly disclosed documents, in each case under this clause (c) to the extent such disclosure is still accurate. Nothing in this Section 5.09 shall limit the ability of the Company to make any internal announcements to its employees, customers or suppliers that are consistent in all material respects with the prior public disclosures regarding the Transactions or not inconsistent with the terms of this Agreement; provided, that the Company shall consult with Parent prior to making any such communication. In addition, no such consultation shall be required with respect to disclosures of information that are required by applicable Law or any listing agreement with any national securities exchange in connection with any dispute between the parties regarding this Agreement. For the avoidance of doubt, any public filings providing notice to or seeking approval from any Governmental Entity made pursuant to Section 5.07 shall be governed by Section 5.07 and not this Section 5.09.

Section 5.10 Directors & Officers Indemnification and Insurance.

(a) Indemnification. For six (6) years after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless each current or former director or officer of the Company or any of the Company Subsidiaries (each an “Indemnified Party” and collectively, the “Indemnified Parties”) against (i) all losses, expenses (including reasonable attorneys’ fees and expenses), judgments, fines, claims, damages, liabilities or amounts paid in settlement, arising out of actions or omissions occurring at or prior to the Effective Time (and whether asserted or claimed prior to, at or after the Effective Time) to the extent that they are based on or arise out of the fact that such person is or was a director, officer or employee of the Company or any Company Subsidiary or a fiduciary under benefit plans of the Company or any of the Company Subsidiaries (the “Indemnified Liabilities”) and (ii) all Indemnified Liabilities to the extent they are based on or arise out of or pertain to the Transactions, whether asserted or claimed prior to, at or after the Effective Time, and including any expenses incurred in enforcing such person’s rights under this Section 5.10. In the event of any such Indemnified Liability (whether or not asserted before the Effective Time), the Surviving Corporation shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request documented expenses reasonably incurred in each case to the extent provided in the Company Charter, Company Bylaws and any indemnification agreements of the Company (that have been made available to Parent prior to the date hereof) in effect on the date of this Agreement(provided that the person to whom expenses are advanced provides an undertaking to repay such advance if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such person is not legally entitled to indemnification under applicable Law). In the event any claim for indemnification or advancement is asserted or made in good faith within such six (6)-year period, all rights to indemnification and advancement in respect of such claim shall continue until the disposition of such claim.

(b) Insurance. The Company shall be permitted to, prior to the Effective Time, and if the Company fails to do so, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, obtain and fully pay the premium for an insurance and indemnification policy that provides coverage for a period of six (6) years from and after the Effective Time for events occurring prior to the Effective Time (the “D&O Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate to the intended beneficiaries thereof than the Company’s existing directors’ and officers’ liability insurance policy; provided, that in no event shall the premium of the D&O Insurance exceed 300% of the then current aggregate annual premium of the Company’s existing policy in place at the Effective Time. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policy as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time (and for so long thereafter as any claims brought before the end of such six (6) year period thereunder are being adjudicated) the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance from an insurance carrier with a credit rating the same as or better than the Company’s current insurance carrier for such six (6) year period (and for so long thereafter as any claims brought before the end of such six (6) year period thereunder are being adjudicated) with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of this Agreement.

(c) Successors. In the event the Surviving Corporation or Parent or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, Parent shall, and shall cause the Surviving Corporation to, require such successors, assigns or transferees of the Surviving Corporation or Parent to assume the obligations set forth in this Section 5.10.

(d) Continuation. For not less than six (6) years from and after the Effective Time, the certificate of incorporation and the bylaws of the Surviving Corporation and the articles of incorporation and bylaws (or other similar documents) of each Company Subsidiary shall contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses for periods at or prior to the Effective Time than are currently set forth in the Company Charter, the Company Bylaws or the equivalent organizational documents of any Company Subsidiary. The contractual indemnification rights, if any, in existence on the date of this Agreement with any of the directors, officers or employees of the Company or any Company Subsidiary that have been made available to Parent prior to the date hereof and as set forth on Section 5.10(d) of the Company Disclosure Letter shall be assumed by the Surviving Corporation, without any further action, and shall continue in full force and effect in accordance with their terms following the Effective Time.

(e) Benefit. The provisions of this Section 5.10 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, each Indemnified Party’s heirs, executors or administrators and each Indemnified Party’s legal representatives and shall be binding on all successors and assigns of Parent and the Surviving Corporation, and the obligations of Parent and the Surviving Corporation under this Section 5.10 shall not be terminated or amended in a manner that is adverse to any Indemnified Parties (including their successors, assigns and heirs) without the consent of the Indemnified Party (including the successors, assigns and heirs) affected thereby, unless such termination or modification is required by applicable Law.

(f) Non-Exclusivity. The provisions of this Section 5.10 are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise. Nothing in this Agreement, including this Section 5.10, is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company, any of the Company Subsidiaries or the Indemnified Parties, it being understood and agreed that the indemnification provided for in this Section 5.10 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.11 Takeover Statutes. The parties (in the case of the Company, assuming the accuracy of the representations and warranties contained in Section 4.10) shall use all commercially reasonable efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to restrict or prohibit the Merger or the other Transactions and (b) if any Takeover Statute is or becomes applicable, to take all action necessary to render such Takeover Statute inapplicable to the foregoing, so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize (to the greatest extent practicable) the effects of such Takeover Statute on such Transactions.

Section 5.12 Employee Matters.

(a) For a period ending on the earlier of (x) twelve (12) months following the Closing Date, (y) December 31, 2024, or (z) the employee’s termination of employment or service (the “Continuation Period”), Parent shall, or shall cause its Subsidiaries (including the Surviving Corporation) to, provide each individual who is an employee of the Company or a Company Subsidiary immediately prior to the Effective Time (each, a “Company Employee”) with (i) a base salary or base wage rate, as applicable, that is no less than the base salary or base wage rate as in effect immediately prior to the Closing, (ii) aggregate target annual cash and equity incentive compensation opportunities that are no less favorable than the aggregate value of the target annual cash and equity (but excluding retention or transaction based opportunities) incentive compensation opportunities as in effect immediately prior to the Closing (and for purposes of any performance-based incentive compensation opportunities, the value attributable to such opportunities shall be based on the target value); provided, that in no event will the cash and equity incentive opportunities provided to the Company Employees be more favorable than the cash and equity incentive opportunities provided to similarly situated employees of Parent and its Subsidiaries, and (iii) employee benefits that, in the aggregate, are substantially similar to the employee benefits (other than any Excluded Benefits (as defined below)) provided immediately prior to the Closing, or, to the extent the Company Employees are transitioned to Parent Plans (as defined below) during the Continuation Period, such employee benefits that, in the aggregate, are substantially similar to the employee benefits (other than any Excluded Benefits) provided to similarly situated employees of Parent. Notwithstanding any provision herein to the contrary, neither Parent nor any of its Subsidiaries (including the Surviving Corporation) shall be obligated to continue to employ any Company Employee for any specific period of time following the Closing Date, subject to applicable Law.

(b) To the extent that service is relevant for any purpose including eligibility, benefit accrual and vesting (including any paid time off or leave balance) under any employee benefit plan, program or arrangement (but excluding any defined benefit, retiree health and welfare, severance, transaction or retention bonus, equity or equity-based incentive or other similar plan, program or agreement (collectively, the “Excluded Benefits”)) established or maintained by Parent or any of its Subsidiaries (including the Surviving Corporation) for the benefit of the Company Employees (the “Parent Plans”) following the Closing Date, to the extent permitted under the applicable Parent Plan, such plan, program or arrangement shall credit such Company Employees for service earned on and prior to the Closing Date with the Company and the Company Subsidiaries in addition to service earned with Parent or any of Parent’s affiliates (including the Surviving Corporation) after the Closing Date to the extent such service was also relevant under the corresponding Company Benefit Plan; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits.

(c) In addition, and without limiting the generality of the foregoing, to the extent permitted under the applicable Parent Plan, Parent or its Subsidiaries (including the Surviving Corporation) shall use commercially reasonable efforts to cause (i) each Company Employee to be immediately eligible to participate, without any waiting time, in Parent Plans solely, after giving effect to Parent’s obligations set forth in Section 5.12(b), to the extent such Company Employees are eligible to participate in such Parent Plan as a result of coverage under such Parent Plan replacing coverage under any Company Benefit Plan in the plan year that includes the Closing Date and (ii) for purposes of each Parent Plan providing medical, dental, pharmaceutical, vision, disability, life insurance and/or other welfare benefits to any Company Employee (collectively, the “Parent Welfare Plans”) and solely, after giving effect to Parent’s obligations set forth in Section 5.12(b), to the extent such Company Employees are eligible to participate in such Parent Welfare Plans as a result of coverage under any such Parent Welfare Plan replacing coverage under a comparable Company Benefit Plan in the plan year that includes the Closing Date, (A) all pre-existing conditions, exclusions or limitations, eligibility waiting periods and actively-at-work requirements of such Parent Welfare Plans to be waived for such Company Employee and covered dependents (to the extent such conditions, exclusions, limitations, periods and requirements were waived or satisfied as of immediately prior to the Closing under comparable Company Benefit Plans), and (B) any eligible expenses incurred by each Company Employee and his or her covered dependents during the portion of the plan year of the Company Benefit Plan ending on the date such Company Employee’s participation in the corresponding Parent Welfare Plan begins to be taken into account under such Parent Welfare Plan (in a manner determined by Parent in its discretion) for purposes of satisfying all deductible, co-payment, coinsurance and maximum out-of-pocket requirements applicable to such Company Employee and his or her covered dependents for the applicable plan year (i.e., the plan year in which the Closing occurs) as if such amounts had been paid in accordance with such Parent Welfare Plan to the extent such amounts were taken into account for such purpose under the corresponding Company Benefit Plan(s); provided that the foregoing shall not apply to the extent it would result in a duplication of benefits.

(d) Notwithstanding the foregoing, nothing contained herein shall (i) be treated as the establishment or amendment of any Company Benefit Plan or any other employee benefit plan maintained by the Company, Parent or any of their respective affiliates or create any rights or obligations except between the parties hereto, (ii) give any employee or former employee or any other individual associated therewith or any employee benefit plan or trustee thereof or any other third party any right to enforce the provisions of this Section 5.12 or entitle any person not a party to this Agreement to assert any claim hereunder or (iii) obligate Parent, the Surviving Corporation or any of their affiliates to (A) maintain any particular benefit plan, except in accordance with the terms of such plan or (B) retain the employment of any particular employee.

Section 5.13 Certain Tax Matters. On the Closing Date, the Company will deliver a certification, in form and substance required by the Treasury Regulations under Section 1445(b)(3) of the Code and reasonably acceptable to Parent, to the effect that the Company is not and has not been within the applicable time period a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code, together with a duly executed notice of such certification to the IRS (collectively, the “FIRPTA Certificate”). After the date of this Agreement, the Company will (and will cause the Company Subsidiaries to) (i) reasonably cooperate with any reasonable request of Parent in connection with determining whether any withholding Taxes are applicable to payments made in connection with this Agreement, and determining the amount of any withholding Taxes applicable to payments made in connection with this Agreement (including any such Taxes imposed by taxing authorities in the People’s Republic of China); and (ii) take such actions as are reasonably requested by Parent to minimize to the extent permitted by applicable Law, any such Taxes that may be imposed in connection with the Transactions as a result of the People’s Republic of China Administration of Taxation Circular 7 (2015) or any similar or associated Laws of the People’s Republic of China or any other Governmental Entity.

Section 5.14 Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transactions (“Transaction Expenses”) shall be paid by the party incurring such expense. Parent shall, or shall cause the Surviving Corporation to, pay all charges and expenses, including those of the Paying Agent, in connection with the transactions contemplated in Article II. Except as set forth in Section 2.02(b)(iv), all Transfer Taxes incurred in connection with the Transactions shall be paid when due by Parent, Merger Sub or, after the Closing, the Surviving Corporation.

Section 5.15 Rule 16b-3 Matters. Notwithstanding anything to the contrary contained herein, prior to the Effective Time, the Company shall take such actions as may be reasonably necessary or advisable to ensure that the dispositions of equity securities of the Company (including derivative securities) by any officer or director of the Company who is subject to Section 16 of the Exchange Act pursuant to the Transactions are exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.16 Notice of Certain Events. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, (a) of any written notice or other written communication received by such party from any Governmental Entity in connection with this Agreement or the Transactions, or from any person alleging that the consent of such person is or may be required in connection with any of the Transactions, (b) of any Proceeding commenced or, to any party’s knowledge, threatened against, such party or any of its affiliates or otherwise relating to such party or any of its affiliates, in each case relating to any of the Transactions, (c) if it obtains knowledge of, or otherwise becomes aware of, any breach by such party of its representations, warranties and covenants hereunder, that would reasonably be expected to result in any condition to the obligations of any party to effect the Merger or the Transactions not to be satisfied including, in the case of the Company, any Effect that would have a Company Material Adverse Effect, and in the case of the Parent, Merger Sub and the Company any Effect that would reasonably be expected to give rise to a right of a party to terminate this Agreement in accordance with its terms, and (d) the occurrence, or non-occurrence, of any other event that would be reasonably likely to cause any condition to the obligations of any party to effect the Merger or the Transactions not to be satisfied or give rise to a right of a party to terminate this Agreement in accordance with its terms; provided, however, that the delivery of any notice pursuant to this Section 5.16 shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the respective rights, remedies, obligations, representations, warranties, covenants or agreements available hereunder to any party. The failure to deliver any such notice alone shall not affect any of the conditions to the Merger or give any party the right not to effect the Transactions, or give rise to any right to terminate under Article VII.

Section 5.17 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Law and rules and policies of Nasdaq to enable the delisting of the Shares from Nasdaq and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.

Section 5.18 Closing Date Available Company Cash Statement. Not less than two (2) Business Days prior to the Closing Date and in no event more than five (5) Business Days prior to the Closing Date, the Company shall deliver to Parent a written statement setting forth its reasonable and good faith estimate of Closing Date Available Company Cash (“Estimated Closing Date Available Company Cash”) and the components and calculations thereof in reasonable detail, which shall be prepared in accordance with GAAP applied in a manner consistent with the principles applied in connection with the preparation of the Company Financial Statements.

ARTICLE VI

CONDITIONS TO THE MERGER

Section 6.01 Conditions to Obligations of Each Party. The respective obligations of each party to consummate the Merger are subject to the satisfaction (or to the extent permitted by Law, mutual waiver by both the Company and Parent) at or prior to the Effective Time of each of the following conditions:

(a) Company Stockholder Approval. The Company shall have obtained the Company Stockholder Approval.

(b) Governmental Consents. All waiting periods (and any extensions thereof) applicable to the consummation of the Transactions, and any commitment to, or agreement (including any timing agreement) with, any Governmental Entity to delay the consummation of, or not to consummate before a certain date, the Transactions, shall have expired or been terminated and any consent, clearance or approval applicable to the consummation of the Transactions under the Antitrust Laws of the jurisdictions set forth in Section 6.01(b) of the Company Disclosure Letter shall have been obtained.

(c) No Restraints. No Order or other Law enacted, promulgated, issued, entered, amended or enforced by any Governmental Entity of competent jurisdiction shall be in effect enjoining, preventing, restraining or otherwise prohibiting or making illegal consummation of the Transactions.

Section 6.02 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are also subject to the satisfaction (or waiver by Parent) at or prior to the Effective Time of each of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties set forth in Section 3.09(c) (Absence of Certain Changes) shall be true and correct in all respects as of the Effective Time as though made on and as of the Effective Time; (ii) the representations and warranties set forth in Section 3.02 (Capitalization) shall be true and correct in all respects as of the Effective Time as though made on and as of the Effective Time (except to the extent expressly made as of a specific date, in which case as of such specific date), except for any de minimis inaccuracies; (iii) the representations and warranties set forth in Section 3.01 (Organization and Qualification; Subsidiaries), Section 3.03 (Authority), Section 3.30 (Takeover Statutes), Section 3.31 (Vote Required) and Section 3.32 (Brokers), without regard to materiality or Company Material Adverse Effect qualifiers contained within such representations and warranties, shall be true and correct in all material respects on and as of the Effective Time as though made on and as of the Effective Time (except to the extent expressly made as of a specific date, in which case as of such specific date), and (iv) any other representation and warranty of the Company contained in this Agreement, without regard to materiality or Company Material Adverse Effect qualifiers contained within such representations and warranties, shall be true and correct in all respects as of the Effective Time as though made as of the Effective Time (except to the extent expressly made as of a specific date or expressly covering a specified period, in which case as of such specific date or such specified period), other than failures to be true and correct that, individually or in the aggregate, would not have a Company Material Adverse Effect.

(b) Covenants. The Company shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Company on or before the Effective Time.

(c) No Company Material Adverse Effect. No Company Material Adverse Effect shall have occurred after the date of this Agreement that is continuing as of the Closing Date.

(d) Officer’s Certificate. Parent shall have received a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in Section 6.02(a), Section 6.02(b) and Section 6.02(c) have been satisfied.

Section 6.03 Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger are also subject to the satisfaction (or waiver by the Company) at or prior to the Effective Time of each of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all respects as of the Effective Time as though made on and as of the Effective Time (except to the extent expressly made as of a specific date or expressly covering a specified period, in which case as of such specific date or such specified period), other than failures to be true and correct that, individually or in the aggregate, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent or Merger Sub to consummate the Transactions.

(b) Covenants. Each of Parent and Merger Sub shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Parent and Merger Sub, respectively, on or before the Effective Time.

(c) Officers’ Certificate. The Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent, dated as of the Closing Date, to the effect that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.

Section 6.04 Frustration of Closing Conditions. Neither the Company nor Parent or Merger Sub may rely, either as a basis for not consummating the Merger or the other Transactions or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 6.01, Section 6.02 or Section 6.03, as the case may be, to be satisfied if such failure was caused by such party’s material breach of any provision of this Agreement or such party’s failure to comply with its obligations hereunder contributes in any material respect to the failure of such condition to be satisfied.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.01 Termination. This Agreement may be terminated, in the case of clauses (a), (b), (e), or (f) below, at any time prior to the Effective Time, whether before or after the Company Stockholder Approval or, in the case of clauses (c) or (d) below, at any time prior to receipt of the Company Stockholder Approval, as follows:

(a) by mutual written agreement of Parent and the Company;

(b) by either Parent or the Company, if:

(i) the Merger is not consummated on or before March 13, 2024 or such other date as is agreed in writing by Parent and the Company (any such date, the “Outside Date”); provided, however, that if all of the conditions to Closing, other than any of the conditions set forth in Section 6.01(b) or Section 6.01(c), have been satisfied or shall be capable of being satisfied at such time, the Outside Date shall automatically extend to June 11, 2024, which date or such other date as is agreed in writing by Parent and the Company shall thereafter be deemed to be the Outside Date; provided, further, that Parent or the Company, as the case may be, shall not be permitted to terminate this Agreement pursuant to this Section 7.01(b)(i) if a material breach by Parent or Merger Sub (in the case of termination by Parent) or the Company (in the case of termination by the Company) of any of its representations, warranties, covenants or obligations contained in this Agreement was the primary cause of, or primarily resulted in, the failure of a condition to consummate the Merger by such date;

(ii) upon a vote taken at any duly held Company Stockholders Meeting (or any adjournment or postponement thereof in accordance with this Agreement) held to obtain the Company Stockholder Approval, the Company Stockholder Approval is not obtained;

(iii) any Governmental Entity of competent jurisdiction issues or enters any Order, or enacts or promulgates any Law, permanently enjoining, restraining or otherwise permanently prohibiting or making illegal the Merger, and in the case of such an Order, such Order has become final and non-appealable, if applicable; provided, that the right to terminate this Agreement under this Section 7.01(b)(iii) shall not be available to any party whose material breach of any of its representations, warranties, covenants or obligations contained in this Agreement was the primary cause of, or primarily resulted in, the issuance or entry of such Order or the enactment or promulgation of such Law;

(c) by Parent, if, at any time prior to the Company’s receipt of the Company Stockholder Approval, (i) the Company Board effects a Change of Company Recommendation or (ii) the Company has materially breached Section 5.03;

(d) by the Company, at any time prior to the receipt of the Company Stockholder Approval, if (i) the Company has received a Superior Proposal and (ii) the Company Board (or a duly authorized committee thereof) has authorized the Company to enter into a binding and definitive written Alternative Acquisition Agreement concurrently with such termination in order to accept such Superior Proposal; provided, however, that (x) the Company has complied with its covenants under Section 5.03 and Section 5.04 and (y) the Company has concurrently paid the Company Termination Fee to Parent or its designee in accordance with Section 7.02(b)(iv).

(e) by Parent, if: (i) the Company breaches or fails to perform any of its representations, warranties, covenants or agreements contained in this Agreement, in any case, which breach or failure to perform would give rise to the failure of a condition contained in Section 6.02(a) or Section 6.02(b) to be satisfied; (ii) Parent has delivered to the Company written notice of such breach or failure to perform; and (iii) either such breach or failure to perform is not capable of cure or at least thirty (30) days has elapsed since the date of delivery of such written notice to the Company and such breach or failure to perform has not been cured prior to the expiration of such thirty (30) day period; provided, however, that Parent shall not be permitted to terminate this Agreement pursuant to this Section 7.01(e) if Parent or Merger Sub is then in breach of any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.03(a) or Section 6.03(b); or

(f) by the Company, if: (i) Parent or Merger Sub breaches or fails to perform any of its representations, warranties, covenants or agreements contained in this Agreement, in any case, which breach or failure to perform would give rise to the failure of a condition contained in Section 6.03(a) or Section 6.03(b) to be satisfied; (ii) the Company has delivered to Parent written notice of such breach or failure to perform; and (iii) either such breach or failure to perform is not capable of cure or at least thirty (30) days has elapsed since the date of delivery of such written notice to Parent and such breach or failure to perform has not been cured prior to the expiration of such thirty (30) day period; provided, however, that the Company shall not be permitted to terminate this Agreement pursuant to this Section 7.01(f) if the Company is then in breach of any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.02(a) or Section 6.02(b);

The party desiring to terminate this Agreement pursuant to this Section 7.01 (other than pursuant to Section 7.01(a)) shall give written notice of such termination to the other parties.

Section 7.02 Effect of Termination.

(a) In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall immediately become void and of no effect with no liability or obligation to any person on the part of any party hereto or their respective affiliates; provided, however, that (i) the provisions set forth in Section 4.12 (Acknowledgement of No Other Representations), the last sentence of Section 5.06 (Access to Information), Section 5.09 (Public Announcements), Section 5.14 (Expenses), this Section 7.02 (Effect of Termination), Section 7.03 (Amendment), Section 7.04 (Waiver) and Article VIII, shall each survive any termination, (ii) the Confidentiality Agreement shall continue in full force and effect in accordance with its terms; and (iii) subject to Section 7.02(b), no such termination shall relieve any party from any liability for common law fraud or Intentional Breach of this Agreement prior to the date of termination, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity, which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and, in the case of liabilities or damages payable by Parent and Merger Sub, would include the benefits of the transactions contemplated by this Agreement lost by the Company Stockholders (taking into consideration all relevant matters, including lost stockholder premium, other combination opportunities and the time value of money, which shall be deemed in such event to be damages of the Company).

(b) Company Payments.

(i) If this Agreement is validly terminated by either Parent or the Company pursuant to Section 7.01(b)(i) (Outside Date) or Section 7.01(b)(ii) (Company Stockholder Approval), or by Parent pursuant to Section 7.01(e) (Company Breach) and, in each case, (A) following the execution and delivery of this Agreement, a Competing Proposal was publicly disclosed or otherwise made known to the Company and not publicly withdrawn prior to such termination and (B) at any time within twelve (12) months after such termination, the Company (x) enters into an Alternative Acquisition Agreement with respect to such Competing Proposal or (y) consummates such Competing Proposal, then the Company shall pay the Company Termination

Fee to Parent or its designee prior to or concurrently with the occurrence of either of the applicable events described in the foregoing clause (x) or clause (y). For purposes of this Section 7.02(b)(i), all references to “twenty percent (20%)” and “eighty percent (80%)” in the definition of Competing Proposal will be deemed to be references to “fifty percent (50%).”

(ii) If this Agreement is validly terminated by Parent pursuant to Section 7.01(c) (Change of Company Recommendation), then the Company shall pay the Company Termination Fee to Parent or its designee prior to, concurrently with or within two (2) Business Days after the termination of this Agreement.

(iii) If this Agreement is validly terminated by either Parent or the Company pursuant to Section 7.01(b)(i) (Outside Date) or Section 7.01(b)(ii) (Company Stockholder Approval), and at the time of such termination, Parent had the right to terminate this Agreement pursuant to Section 7.01(c) (Change of Company Recommendation), then the Company shall pay the Company Termination Fee to Parent or its designee prior to, concurrently with or within two (2) Business Days after the termination of this Agreement.

(iv) If this Agreement is validly terminated by the Company pursuant to Section 7.01(d) (Superior Proposal), then the Company shall pay the Company Termination Fee to Parent or its designee prior to or concurrently with the termination of this Agreement.

(c) Each of the Company, Parent and Merger Sub acknowledges that (i) the agreements contained in this Section 7.02 are an integral part of the Transactions and (ii) without these agreements, Parent, Merger Sub and the Company would not enter into this Agreement.

(d) In no event shall the Company be required to pay to Parent more than one Company Termination Fee pursuant to Section 7.02(b). Except as provided in Section 7.02(a), in the event that Parent receives full payment of the Company Termination Fee pursuant to Section 7.02(b) under circumstances where a Company Termination Fee was payable, the receipt of the Company Termination Fee shall be the sole and exclusive monetary remedy for any and all losses or damages suffered or incurred by Parent, Merger Sub, any of their respective affiliates or any other person in connection with this Agreement (and the termination hereof), the Merger and the other Transactions (and the abandonment thereof) or any matter forming the basis for such termination; provided that no such payment shall relieve any party of any liability or damages to any other party resulting from any common law fraud or Intentional Breach of this Agreement. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that nothing in this Section 7.02 shall be deemed to affect their respective rights to specific performance under Section 8.10 in order to specifically enforce this Agreement. The parties acknowledge and agree that any payment of the Company Termination Fee, is not a penalty but is liquidated damages in a reasonable amount that is intended to compensate Parent or Merger Sub in the circumstances in which such fees are payable for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. If the Company fails to timely pay any amount due pursuant to Section 7.02(b) and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amount set forth in Section 7.02(b), the Company shall pay to Parent interest on such amount at the prime rate of J.P. Morgan, N.A. in effect on the date such payment was required to be made.

Section 7.03 Amendment. This Agreement may be amended in writing by the parties at any time before or after receipt of the Company Stockholder Approval; provided, however, that (a) after receipt of the Company Stockholder Approval, there shall be made no amendment that by Law requires further approval by the stockholders of the Company without the further approval of such stockholders and (b) no amendment shall be made to this Agreement after the Effective Time. Except as required by Law, no amendment of this Agreement by the Company shall require the approval of the stockholders of the Company. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

Section 7.04 Waiver. At any time prior to the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any breach or inaccuracy of the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other with any of the covenants or conditions contained herein. No extension or waiver or termination of this Agreement by the Company shall require the approval of the Company Stockholders unless such approval is required by Law. Any extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, and such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right. The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01 Non-Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. Except for any covenant or agreement that by its terms contemplates performance after the Effective Time, none of the covenants and agreements of the parties contained in this Agreement shall survive the Effective Time.

Section 8.02 Notices. All notices or other communications required or permitted hereunder shall be in writing, shall be sent by email of a .pdf attachment (providing confirmation of transmission) and shall also be sent by reliable overnight delivery service (with proof of service) or by hand delivery, and shall be deemed to have been duly given (a) when delivered if delivered in person or when sent if sent by email (provided that read receipt confirmation of receipt of the email or telephonic confirmation of email is obtained; provided further that the recipient shall use commercially reasonable efforts to confirm receipt promptly), with a copy also sent by registered or certified mail, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, with a copy also sent by email or (c) on the next Business Day if transmitted by national overnight courier with a copy also sent by email, in each case as follows (or at such other address or email address for a party as shall be specified by like notice):

If to Parent or Merger Sub:

Amphenol Corporation

358 Hall Avenue

Wallingford, CT 06492

Attention: Lance E. D’Amico

Email: ldamico@amphenol.com

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10022

Attention:	Charles K. Ruck
Robert M. Katz
Email:	charles.ruck@lw.com
robert.katz@lw.com

If to the Company:

PCTEL, Inc.

471 Brighton Drive

Bloomingdale, IL 60108

Attention:	David Neumann
Fritz E. Freidinger
Email:	david.neumann@pctel.com
fritz.freidinger@pctel.com

with copies to (which shall not constitute notice):

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Attention:	Laurie A. Cerveny
Benjamin J. Stein
Email:	laurie.cerveny@morganlewis.com
benjamin.stein@morganlewis.com

Section 8.03 Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 8.04 Entire Agreement. This Agreement (together with the Annexes, Exhibits, Company Disclosure Letter and the other documents delivered pursuant hereto) and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter of this Agreement.

Section 8.05 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties, except that Parent and Merger Sub may assign all or any of their rights, interests and obligations under this Agreement to any affiliate of Parent; provided that no such assignment shall relieve the assigning party of its obligations under this Agreement if such assignee does not perform such obligations. Any assignment or transfer in violation of the preceding sentence shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 8.06 Parties in Interest; No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for: (a) solely if the Effective Time occurs, the right of the Company Stockholders to receive the Merger Consideration under Article II, (b) solely if the Effective Time occurs, the right of each Indemnified Party (and such Indemnified Party’s heirs, executors or administrators and each Indemnified Party’s representatives) under Section 5.10. The representations, warranties and covenants set forth in this Agreement are solely for the benefit of the parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth in this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties may be subject to waiver by the parties hereto in accordance with Section 7.04 without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 8.07 Mutual Drafting; Interpretation; Headings. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: (a) the singular number shall include the plural, and vice versa; (b) the masculine gender shall include the feminine and neuter genders; (c) the feminine gender shall include the masculine and neuter genders; and (d) the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and words of similar meaning, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections,” “Annexes” and “Exhibits,” are intended to refer to Sections of this Agreement and the Annexes and Exhibits to this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. The term “or” shall not be deemed to be exclusive. The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. References in this Agreement to “as of the date hereof,” “as of the date of this Agreement” or words of similar import shall be deemed to mean “as of immediately prior to the execution and delivery of this Agreement.” Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Where used with respect to information, “made available” or terms of similar import mean made available to Parent and its Representatives in the electronic data room maintained by the Company for purposes of the Transaction at least one (1) Business Day prior to the date hereof or otherwise contained in the Company SEC Documents. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.

Section 8.08 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

(a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to the principles of conflicts of Law thereof that would require the application of the Laws of any other jurisdiction.

(b) Each of the parties irrevocably agrees that any Proceeding arising out of or relating to this Agreement shall be brought and determined solely in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Proceeding arising out of or relating to this Agreement or the Transactions. Each of the parties agrees not to commence any Proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described in this Agreement. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process, and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding arising out of or relating to this Agreement or the Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in the State of Delaware, as described in this Agreement, for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Proceeding in any such court is brought in an inconvenient forum, (B) the venue of such Proceeding is improper or (C) this Agreement, or the subject matter of this Agreement, may not be enforced in or by such courts.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (III) IT MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.08(C).

Section 8.09 Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Signatures to this Agreement transmitted by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

Section 8.10 Specific Performance.

(a) The parties agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

(b) Each of the parties agrees that, (i) the seeking of remedies pursuant to this Section 8.10 shall not in any way constitute a waiver by any party seeking such remedies of its right to seek any other form of relief that may be available to it under this Agreement, including under Section 7.02, in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 8.10 are not available or otherwise are not granted, (ii) nothing set forth in this Agreement shall require a party to institute any Proceeding for (or limit a party’s right to institute any Proceeding for) specific performance or other equitable relief under this Section 8.10 prior, or as a condition, to exercising any termination right under Article VII (and pursuing damages after such termination), nor shall the commencement of any Proceeding seeking remedies pursuant to this Section 8.10 or anything set forth in this Section 8.10 restrict or limit a party’s right to terminate this Agreement in accordance with the terms of Article VII or pursue any other remedies under this Agreement that may be available then or thereafter and (iii) no party shall require the other to post any bond or other security as a condition to institute any Proceeding for specific performance under this Section 8.10.

* * * * * * * *

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

AMPHENOL CORPORATION

By:	/s/ Lance E. D’Amico
Name:	Lance E. D’Amico
Title:	Senior Vice President, Secretary and General Counsel

HILLTOP MERGER SUB, INC.

By:	/s/ Lance E. D’Amico
Name:	Lance E. D’Amico
Title:	Secretary

PCTEL, INC.

By:	/s/ David A. Neumann
Name:	David A. Neumann
Title:	Chief Executive Officer

Annex I

Defined Terms

“Acceptable Confidentiality Agreement” means a customary confidentiality agreement that (i) contains provisions limiting the disclosure and use of non-public information of or with respect to the Company, that are not, in the aggregate, materially less favorable to the Company than the terms of the Confidentiality Agreement and (ii) does not include any provision calling for any exclusive right to negotiate with any third party or prohibiting or otherwise restricting the Company from making any of the disclosures required to Parent under Section 5.03; provided, however, that (a) such agreement need not contain a standstill, (b) such agreement can otherwise be less favorable to the Company if the Company offers to Parent to amend the Confidentiality Agreement to incorporate the terms contemplated by this clause (b) and (c) such agreement does not have the effect of prohibiting the Company from satisfying any of its obligations hereunder.

“affiliate” means, with respect to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the first-mentioned person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise.

“Aggregate Common Stock Consideration” means the product of the Merger Consideration and the number of Shares issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and shares subject to Restricted Stock Awards).

“Aggregate Merger Consideration” means the sum of the Aggregate Common Stock Consideration, the aggregate RSU Payments, the aggregate Restricted Stock Payments and the aggregate Option Payments.

“Anti-Corruption Laws” means all applicable Laws, rules, and regulations relating to the prevention of bribery, corruption and money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation, the U.K. Bribery Act 2010 and the U.K. Proceeds of Crime Act 2002, and any other applicable anti-corruption or anti-bribery laws.

“Available Company Cash” means the sum of cash and cash equivalents of the Company (other than Restricted Cash) as of immediately prior to the Closing minus (a) the aggregate amount of all checks written (but not yet cashed) and outbound wire transfers sent (but not yet cleared), plus (b) the aggregate amount of all checks received (but not cashed) and wire transfers received (but not yet cleared), minus (c) any Indebtedness of the Company that is outstanding as of immediately prior to the Closing, and minus (d) any Transaction Expenses incurred by the Company that remain unpaid as of immediately prior to the Closing.

“Business Day” means any day, other than a Saturday or Sunday or a day on which banks are required or authorized by Law to close in New York, New York.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.).

“Closing Date Available Company Cash” means the Available Company Cash calculated as of the Closing Date.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

“Company Government Bid” means any offer, quotation, bid or proposal to sell products or services to any Governmental Entity or any prime contractor prior to the Closing Date which, if accepted, would result in a Company Government Contract.

“Company Government Contract” means any Contract for the sale of goods or services for which the period of performance has not expired or terminated or for which final payment has not yet been received as of the date hereof that is by or between the Company or any Company Subsidiary, on the one hand, and any (i) Governmental Entity, (ii) prime contractor of a Governmental Entity in its capacity as a prime contractor or (iii) subcontractor with respect to any Contract of a type described in clauses (i) or (ii) above, on the other hand. A task, purchase, delivery or work order under a Company Government Contract shall not constitute a separate Company Government Contract, for purposes of this definition, but will be considered part of the Company Government Contract to which it relates.

“Company Material Adverse Effect” means any condition, fact, occurrence, development, change, circumstance, event or effect (each an “Effect”) that (x) has or would reasonably be expected to have, individually or in the aggregate together with all other Effects, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries, taken as a whole; provided, however, that none of the following, and no Effect arising out of or resulting from the following shall constitute or be taken into account in determining whether there has been, a “Company Material Adverse Effect”: (a) the entry into this Agreement, the announcement or pendency of this Agreement or the Transactions, the performance of this Agreement or the pendency or consummation of the Transactions; (b) any Effect affecting the economy or the financial, credit or securities markets in the United States or elsewhere in the world (including interest rates and exchange rates or any changes therein), or any Effect affecting any business or industries in which the Company or any of the Company Subsidiaries operates; (c) the suspension of trading in securities generally on Nasdaq (but not the underlying cause of such suspension, unless such underlying cause would otherwise be excepted from this definition); (d) any development or change in applicable Law (after the date of this Agreement) or GAAP or other applicable accounting standards or the enforcement or interpretation of any of the foregoing; (e) any action taken by the Company or any of the Company Subsidiaries at the written request of Parent that is not expressly required to be taken by the terms of this Agreement, the taking of any action expressly required by the terms of this Agreement (other than pursuant to clause (1), (2) or (3) of Section 5.01), or the failure of the Company to take any action that the Company is expressly prohibited by the terms of the Agreement from taking; (f) the commencement, occurrence, continuation or escalation of any armed hostilities, sabotage or acts of war (whether or not declared) or terrorism, or any escalation or worsening of acts of terrorism, armed hostilities or war; (g) the existence, occurrence or continuation of any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or weather-related events or any national, international or regional calamity or any civil unrest or any disease outbreak, pandemic or epidemic; (h) any public comments or other public communications by Parent or Merger Sub of its express intentions with respect to the Company or any Company Subsidiary, including any public communications to any employees of the Company or any Company Subsidiary, (i) any changes in the market price or trading volume of the Shares, in and of itself, or any changes in the ratings or the ratings outlook for the Company or any of the Company Subsidiaries by any applicable rating agency or changes in any analyst’s recommendations or ratings with respect to the Company or any of the Company Subsidiaries, or any failure of the Company or any Company Subsidiary to meet any internal or external projections, budgets, guidance, forecasts or estimates of revenues, earnings or other financial results or metrics for any period, in and of itself (but not, in the case of this clause (i), the underlying cause of such changes or failures, unless such underlying clause would otherwise be excepted from this definition); or (j) any actions or claims made or brought by any of the current or former stockholders of the Company (or on their behalf or on behalf of the Company, but in any event only in their capacities as current or former stockholders) arising out of this Agreement or any of the Transactions; provided, further, that with respect to the foregoing clauses (b), (c), (d), (f) and (g), any such Effect will be taken into account in determining whether a Company Material Adverse Effect has occurred if it (x) disproportionately adversely affects the Company and the Company Subsidiaries, taken as a whole, compared to other companies operating primarily in the same industries in which the Company and the Company Subsidiaries operate, or (y) prevents or materially delays the consummation by the Company of the Merger.

“Company Recommendation” means the Company Board’s recommendation that the Company Stockholders adopt this Agreement.

“Company Stock Plans” means the Company 2019 Stock Incentive Plan, the Company 2015 Stock Incentive Plan and the Company Stock Plan (each, as amended).

“Company Stock Purchase Plan” means the Company 2019 Employee Stock Purchase Plan.

“Company Subsidiaries” means the Subsidiaries of the Company.

“Company Termination Fee” means an amount in cash equal to $4,900,000.

“Competing Proposal” means, other than the Transactions, any proposal, indication of interest or offer from any person or group (as defined in or under Section 13(d) of the Exchange Act) (other than Parent, Merger Sub or any of their respective affiliates) to engage in a transaction or series of related transactions contemplating or relating to (a) any merger, consolidation, reorganization, sale of assets, business combination, recapitalization, share exchange, amalgamation, asset purchase, issuance of securities, acquisition of securities, tender offer, exchange offer, joint venture or other similar transaction that would result in (i) any person or group directly or indirectly acquiring beneficial ownership of (A) businesses or assets that constitute twenty percent (20%) or more (based on fair market value or book value) of the consolidated revenues, net income or assets (including capital stock of the Company Subsidiaries) of the Company and the Company Subsidiaries, taken as a whole (including, for the avoidance of doubt, any division of the Company or the Company Subsidiaries) or (B) twenty percent (20%) or more of the outstanding voting securities of the Company or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, or (ii) the owners of outstanding shares of Company Common Stock (as a group) immediately prior to such transaction owning, directly or indirectly, less than eighty percent (80%) of the voting securities of the Company or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, or (b) any liquidation, dissolution or wind-up of the Company or any Company Subsidiary.

“Confidentiality Agreement” means the letter regarding confidentiality between the Company and Parent, dated as of July 25, 2023.

“Contract” means any legally binding agreement, contract, lease (whether for real or personal property), power of attorney, note, bond, mortgage, indenture, deed of trust, loan or evidence of Indebtedness, letter of credit, settlement agreement, franchise agreement, covenant not to compete, employment agreement, license, purchase order or other arrangement, commitment or undertaking, whether written or oral, to which a person is a party or by which such person or such person’s properties or assets are bound.

“DCSA” means the Defense Counterintelligence and Security Agency of the United States Department of Defense, or any successor thereto.

“Environmental Laws” means all Laws relating to (a) the protection, preservation or restoration of the environment including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource, or (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances, including CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. § 5101 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the

Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), each of their state and local counterparts or equivalents, each of their foreign and international equivalents, and any transfer of ownership notification or approval statute, as each has been amended and the regulations promulgated pursuant thereto.

“Environmental Permits” means any permit, registration, license or other authorization required under any applicable Environmental Law.

“ERISA Affiliate” means any entity that, together with another entity, would be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Shares” means Shares to be cancelled in accordance with Section 2.01(a)(ii) and Dissenting Company Shares.

“FAR” means the U.S. Federal Acquisition Regulation.

“GAAP” means generally accepted accounting principles as applied in the United States.

“Governmental Entity” means any United States or foreign multinational, national, federal, state, county, municipal or local government, or governmental, legislative, judicial or regulatory body or political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government or any quasi-governmental body.

“Hazardous Substances” means any substances, materials, chemicals or wastes which are defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “toxic substances”, “pollutants” or “contaminants” under any Environmental Law, including any petroleum and its by-products, radioactive materials, friable asbestos or polychlorinated biphenyls, mold, urea formaldehyde insulation, silica, chlorofluorocarbons, all other ozone-depleting substances, and per- and polyfluoroalkyl substances (PFAS).

“Incidental Contracts” shall mean (a) shrink-wrap, click-wrap and off-the-shelf Contracts for commercially available software or services that are generally available on nondiscriminatory pricing terms and, (b) Contracts that include non-exclusive licenses that provide for the promotion or sale of products or services or the purchase or use of equipment, (c) Contracts that grant any person, including employees and contractors, a non-exclusive license to use Intellectual Property Rights primarily for the purpose of providing products or services to the Company or any of the Company Subsidiaries, and (d) non-disclosure agreements and other Contracts that include confidentiality provisions that provide the right to access, hold or use the confidential information of another person, in each case, entered into in the ordinary course of business consistent with past practice.

“Indebtedness” means all (a) indebtedness of the Company or any of the Company Subsidiaries for borrowed money, other than indebtedness for borrowed money between the Company and any of the Company Subsidiaries or between the Company Subsidiaries (including the aggregate principal amount thereof and the aggregate amount of any accrued but unpaid interest thereon), (b) obligations of the Company or any of the Company Subsidiaries evidenced by bonds, notes, debentures, mortgages, indentures, letters of credit or similar instruments, (c) any obligations under capitalized leases with respect to which the Company or any of the Company Subsidiaries is liable, (d) all obligations of the Company or any of the Company Subsidiaries in respect of interest rate and currency obligation swaps, protection agreements, hedges, caps or collar agreements or similar arrangements either generally or under specific contingencies, (e) all reimbursement obligations of the

Company or any of the Company Subsidiaries under outstanding letters of credit for amounts drawn thereunder, (f) all obligations of the Company or any of the Company Subsidiaries for the deferred purchase price of property or services including pursuant to any earn-out or similar obligation (other than trade payables and other current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and not more than 90 days past due), (g) all obligations of the Company or any of the Company Subsidiaries under conditional sale or other title retention agreements relating to any assets and properties purchased by the Company or any of the Company Subsidiaries, and (h) obligations of the Company or any of the Company Subsidiaries to guarantee any of the foregoing types of payment obligations on behalf of any person other than the Company or any of the Company Subsidiaries.

“Insurance Policies” means all material insurance policies and arrangements held, as of the date of this Agreement, by or for the benefit of the Company, any Company Subsidiary, or the business, assets or properties owned, leased or operated by the Company or any Company Subsidiary (other than an insurance policy or arrangement related to any employee benefit plan).

“Intellectual Property Rights” means any and all of the following intellectual property rights protected and arising under the Law of any jurisdiction throughout the world: (a) trademarks, service marks, logos, slogans, brand names, trade dress and trade names, whether registered or unregistered, and the goodwill associated therewith; (b) works subject to copyright Laws and copyright registrations, mask work rights and moral rights, including website content, social media content and marketing materials; (c) trade secrets, including concepts, know-how, designs, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, drawings and technical data formulas; (d) patents and industrial property rights; (e) registrations, applications, renewals, divisions, continuations, continuations-in-part, extensions, reexamined versions, reissues and foreign counterparts with respect to each of the foregoing; (f) internet domain names, domain name registrations and web pages; (g) social media handles; (h) computer software programs, including databases and software implementation of algorithms, models and methodologies, and all source code, object code, firmware and documentation related thereto; and (i) all other forms of intellectual property rights protected and arising under the Law of any jurisdiction, including confidential information, rights of publicity and rights of privacy.

“Intentional Breach” means, with respect to any agreement or covenant of a party in this Agreement, an action or omission taken or omitted to be taken by such party in material breach of such agreement or covenant that the breaching party takes (or fails to take) with the actual knowledge that such action or omission would, or would reasonably be expected to, cause such material breach of such agreement or covenant.

“Intervening Event” means any Effect or state of facts (other than any Effect or state of facts resulting from a breach of this Agreement by the Company or any Company Subsidiary) occurring or arising after the date of this Agreement and prior to the date of the Company Stockholders Meeting (as it may be adjourned or postponed in accordance with this Agreement) that affects the Company and its Subsidiaries that (i) is material, (ii) was not known (or, if known the consequences of which were not known) by the Company Board as of or prior to the date of this Agreement and becomes known to the Company Board and (iii) does not primarily relate to or involve (a) any Competing Proposal or (b) any fluctuation in the market price or trading volume of the Shares (however, with respect to clause (b), the underlying reasons for such events may constitute an Intervening Event).

“IT Systems” means all software, hardware, systems, databases, websites, interfaces, applications, servers, networks, platforms, peripherals, communications infrastructure and similar or related items of information technology assets and infrastructure owned, leased, licensed, or used in the conduct of the business of the Company and the Company Subsidiaries.

“knowledge” means, (a) with respect to the Company, the actual (but not constructive or imputed) knowledge of the individuals listed in Section 1.1 of the Company Disclosure Letter, after reasonable due inquiry and (b) with respect to Parent, the actual (but not constructive or imputed) knowledge of the directors and officers of Parent or Merger Sub, in each case, after reasonable due inquiry, as of the date hereof.

“Law” means any federal, state, local or foreign law, statute, code, common law, directive, ordinance, rule, regulation, Order, judgment, writ, stipulation, award, injunction or decree, in each case, issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity, including any Anti-Corruption Law, Money Laundering Law, Trade Compliance Law or Sanctions.

“Lien” means any lien, mortgage, pledge, conditional or installment sale agreement, encumbrance, covenant, restriction, option, right of first refusal or first offer, easement, security interest, deed of trust, right-of-way, encroachment, lease, condition, servitude, title defect, adverse claim, community property interest or other claim or restriction of any nature, whether voluntarily incurred or arising by operation of Law.

“Money Laundering Laws” means the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity, and all applicable financial recordkeeping, reporting and internal control requirements thereunder.

“Nasdaq” means The Nasdaq Global Select Market LLC.

“Order” means any order, verdict, decision, writ, judgment, injunction, decree, rule, ruling, directive, stipulation, determination or award made, issued or entered by or with any Governmental Entity, whether preliminary, interlocutory or final.

“Owned Company Intellectual Property” means all Intellectual Property Rights owned by the Company or any Company Subsidiary.

“Permitted Liens” means (a) Liens for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, (b) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar Liens granted or that arise in the ordinary course of business consistent with past practice, (c) pledges or deposits made in the ordinary course of business to secure obligations pursuant to workers’ compensation Laws, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, (d) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business, (e) with respect to real property, any minor matters of record, including, but not limited to, defects, imperfections or irregularities in title, charges, easements, covenants, conditions, restrictions, rights of way (unrecorded and of record) and/or other similar recorded liens that do not, individually or in the aggregate, materially impair the use, occupancy or operation of such property as it is presently used, (f) with respect to real property, zoning, building and other similar codes or restrictions, in each case that do not, individually or in the aggregate, adversely affect in any material respect the current use of the applicable property owned, leased, used or held for use by the Company or any Company Subsidiary and which are currently being complied with in all respects, (g) Liens securing Indebtedness or liabilities that are reflected in the Company SEC Documents filed on or prior to the date of this Agreement or that the Company or any Company Subsidiary is permitted to incur under Section 5.01, (h) non-exclusive licenses or other covenants of, or other contractual obligations with respect to, any Intellectual Property Rights, entered into in the ordinary course of business, (i) any other Liens that do not secure a liquidated amount, that have been incurred or suffered in the ordinary course of business, and that would not, individually or in the aggregate, have a material effect on the Company and the Company Subsidiaries, taken as a whole, (j) Liens imposed or promulgated by Law (other than in respect of Taxes), (k) statutory, common Law or contractual Liens (or other encumbrances of any type) of landlords or Liens against the interests of the landlord or owner of any Leased Real Property unless caused by the Company or any Company Subsidiary, or (l) Liens created by or resulting from any Proceeding which is not otherwise a violation of the representations and warranties set forth in Article IV or (m) Liens that do not secure any Indebtedness or any guaranty thereof and do not, individually or in the aggregate, materially and adversely affect the use, value or operation of the property subject thereto.

“person” means an individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Entity or other entity (including any person as defined in Section 13(d)(3) of the Exchange Act).

“Personal Information” has the same meaning as the term “personal data,” “personal information,” “personally identifiable information,” or the equivalent under applicable Privacy Laws.

“Privacy Laws” means applicable domestic and foreign Laws, codes of conduct, industry standards and guidelines governing the privacy, collection, processing, use, transfer, disclosure, protection, integrity and security of information, including Personal Information; data security; data breach and related notifications; data protection; consumer protection with respect to processing Personal Information; the requirements for website and mobile application privacy policies and practices; profiling and tracking; advertising and marketing; and email, messaging and/or telemarketing, including, if applicable: the FTC Act, the Controlling the Assault of Non-Solicited Pornography And Marketing Act, the Telephone Consumer Protection Act, California Consumer Privacy Act (“CCPA”), the EU Regulation 2016/679 (the “GDPR”) (as transposed into domestic legislation of each European Union Member State or Member State of the EEA), the UK Data Protection Act 2018 (“Data Protection Act”), the UK General Data Protection Regulation as defined by the Data Protection Act as amended by the Data Protection, Privacy and Electronic Communications (Amendments, etc.) (EU Exit) Regulations 2019 (“UK GDPR”), the UK Privacy and Electronic Communications Regulations 2003 and the Payment Card Industry Data Security Standards, in each case as applicable and in force from time to time, and as amended, consolidated, re-enacted or replaced from time to time.

“Privacy Policies” means all policies and procedures relating to data privacy and security, the Processing of Personal Information or Privacy Laws that are applicable to the Company and the Company Subsidiaries.

“Process”, “Processing” and “Processed” means any operation or set of operations which is performed upon Personal Information irrespective of the purposes and means applied, including access, collection, recording, organization, structuring, adaptation, alteration, retrieval, consultation, deletion, retention, storage, transfer, disclosure (including disclosure by transmission), or dissemination.

“Proxy Statement” means the proxy statement to be sent to the Company Stockholders in connection with the Company Stockholders Meeting.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migrating into the environment of any Hazardous Substances.

“Representative” means, with respect to any person, such person’s directors, officers, managers, advisors (including for audit, tax, etc.), investment bankers and counsel, in each case, to the extent acting at the direction of such person.

“Restricted Cash” means cash and cash equivalents that are reserved and unavailable for immediate or general business use pursuant to law or contractual agreement.

“Sanctions” means all applicable economic sanctions or export and import control Laws administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the U.S. Department of State, His Majesty’s Treasury or other Governmental Entity.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Solvent” when used with respect to any person, means that, as of any date of determination, (a) the “present fair saleable value” of such person’s total assets exceeds the value of such person’s total “liabilities, including a reasonable estimate of the amount of all contingent and other liabilities,” as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, (b) such person will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or intends to engage and (c) such person will be able to pay all of its liabilities (including contingent liabilities) as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged” and “able to pay all of its liabilities (including contingent liabilities) as they mature” mean that such person will be able to generate enough cash from operations, asset dispositions, existing financing or refinancing, or a combination thereof, to meet its obligations as they become due.

“Subsidiary” of any person means another person, of which at least a majority of the securities or ownership interests having by their terms voting power to elect a majority of the board of directors or other persons performing similar functions is owned or controlled directly or indirectly by such first person or by one or more of its Subsidiaries.

“Superior Proposal” means an unsolicited bona fide, written Competing Proposal (with all percentages in the definition of Competing Proposal changed to fifty percent (50%)) made after the date hereof by any person on terms that (a) did not result from or arise in connection with a breach of the Company’s obligations set forth in Section 5.03, (b) if consummated, would result in any person or group (other than Parent or its affiliates) becoming the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the consolidated assets of the Company and the Company Subsidiaries or more than fifty percent (50%) of the total voting power of the equity securities of the Company, and (c) the Company Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside financial advisors and outside legal counsel, to be (i) more favorable to the stockholders of the Company, from a financial point of view, than the Transactions (taking into account any adjustment to the terms and conditions proposed by Parent in response to such proposal and any applicable Company Termination Fee) and (ii) reasonably capable of being completed in accordance with its terms, in the case of each of clauses (i) and (ii), considering such other factors such as the Company Board (or any duly authorized committee thereof) considers to be appropriate (including the conditionality and the timing of such proposal).

“Tax” and “Taxes” means any and all taxes of any kind, including federal, state, local or foreign net income, gross income, gross receipts, estimated, windfall profit, severance, property, ad valorem, value added, production, sales, use, license, excise, stamp, transfer, franchise, employment, payroll, withholding, social security (or similar, including FICA), alternative or add-on minimum, or any other tax, custom, duty, governmental fee or other like assessment or charge, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Entity, whether disputed or not.

“Tax Return” means any return, report, form or similar statement filed or required to be filed with respect to any Tax including any election, information return, claim for refund, amended return or declaration of estimated Tax, and including any statements, schedules or attachments thereto.

“third party” means any person other than the Company, Parent, Merger Sub and their respective affiliates.

“Transfer Taxes” means all sales, use, value added, documentary, stamp duty, registration, transfer, conveyance, excise, recording, license and other similar taxes and fees, including any interest, penalties, additions to tax or additional amounts in respect of the foregoing (but in all cases excluding any direct or indirect income, capital gains or similar Taxes payable in connection with the this Agreement or the consummation of the Merger, whether payable directly or via withholding on amounts payable in connection with this Agreement or the consummation of the Merger).

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.04(a)
Antitrust Laws	Section 3.04(b)
Certificate of Incorporation	Exhibit A
Certificate of Merger	Section 1.02
Balance Sheet Date	Section 3.11
Bankruptcy and Equity Exception	Section 3.03(a)
Book-Entry Shares	Section 2.01(a)(i)
CBA	Section 3.22(a)(xiii)
Certificate	Section 2.01(a)(i)
Change of Company Recommendation	Section 5.04(a)
Closing	Section 1.03
Closing Date	Section 1.03
Company	Preamble
Company Benefit Plan	Section 3.13(a)
Company Board	Recitals
Company Bylaws	Section 3.01(b)
Company Charter	Section 3.01(b)
Company Common Stock	Recitals
Company Disclosure Letter	Article III
Company Employee	Section 5.12(a)
Company Financial Advisor	Section 3.29
Company Financial Statements	Section 3.06
Company Material Contract	Section 3.22(b)
Company Options	Section 2.03(a)
Company Permits	Section 3.05(a)
Company Proprietary Software	Section 3.19(i)
Company SEC Documents	Section 3.06
Company Securities	Section 3.02(c)
Company Stockholders	Recitals
Company Stockholder Approval	Section 3.31
Company Stockholders Meeting	Recitals
Confidential Information	Section 3.19(g)
Continuation Period	Section 5.12(a)
D&O Insurance	Section 5.10(b)
DGCL	Recitals
Dissenting Company Shares	Section 2.04
Effective Time	Section 1.02
Employee Census	Section 3.14(b)
ERISA	Section 3.13(a)
Exchange Fund	Section 2.02(a)
Excluded Benefits	Section 5.12(b)
FIRPTA Certificate	Section 5.13
Import/Export Laws	Section 3.28
Indemnified Liabilities	Section 5.10(a)
Indemnified Party	Section 5.10(a)
IRS	Section 3.13(a)
Leased Real Property	Section 3.17(b)
Malicious Code	Section 3.19(h)

Term	Section
Material Company Customer	Section 3.26(a)
Material Company Vendor	Section 3.26(b)
Merger	Recitals
Merger Consideration	Section 2.01(a)(i)
Merger Sub	Preamble
Non-U.S. Benefit Plan	Section 3.13(a)
Notice of Change of Recommendation	Section 5.04(b)
Option Payments	Section 2.03(a)
Outside Date	Section 7.01(b)(i)
Owned Company Intellectual Property	Section 3.19(b)
Owned Real Property	Section 3.17(a)
Parent	Preamble
Parent Plans	Section 5.12(b)
Paying Agent	Section 2.02(a)
Permit	Section 3.05(a)
Privacy Commitments	Section 3.19(k)
Proceeding	Section 3.12
Product Warranty	Section 3.20(a)
Real Property Lease	Section 3.17(b)
Restricted Stock Award	Section 2.03(b)
Restricted Stock Payments	Section 2.03(b)
Restricted Territories	Section 3.28
RSU Award	Section 2.03(c)
RSU Payments	Section 2.03(c)
Safety Notices	Section 3.21(b)
Sanctions Laws	Section 3.28(a)
Sarbanes-Oxley Act	Section 3.06
SEC Clearance Date	Section 5.05(c)
Security Incident	Section 3.19(l)
Shares	Section 2.01(a)(i)
Specified Date	Section 3.02(a)
Subsidiary Securities	Section 3.02(c)
Surviving Corporation	Section 1.01
Takeover Statutes	Section 3.30
Trade Compliance Laws	Section 3.28
Transaction Expenses	Section 5.14
Transaction Litigation	Section 5.08
Transactions	Recitals
Treasury Regulation	Section 2.05

ANNEX B

October 13, 2023

Board of Directors

PCTEL, Inc.

471 Brighton Drive

Bloomingdale, IL 60108

Members of the Board of Directors:

You have requested that Lincoln International LLC (“Lincoln”) render an opinion (the “Opinion”) as to the fairness, from a financial point of view, to the stockholders of PCTEL, Inc. (the “Company”) of certain Merger Consideration (as defined below) to be received by the stockholders of the Company (other than holders of Excluded Shares (as defined below)) in the proposed transaction (the “Transaction”) described below.

Background of the Proposed Transaction

We understand that the Company proposes to enter into an Agreement and Plan of Merger (the “Merger Agreement”) among Amphenol Corporation (“Parent”), Hilltop Merger Sub, Inc. (“Merger Sub”) and the Company, pursuant to which (i) Merger Sub will merge with and into the Company, with the Company as the surviving corporation, and (ii) each issued and outstanding share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), other than shares owned by Parent, Merger Sub or any of their respective subsidiaries and shares held in the treasury of the Company, all of which shares will be cancelled, and shares as to which dissenters’ rights have been properly exercised (together, as defined in the Merger Agreement, the “Excluded Shares”), will be converted into the right to receive $7.00 per share in cash (the “Merger Consideration”). The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

Scope of Analysis

In connection with this Opinion, Lincoln has, among other things:

1)	Reviewed the following documents:

a.

Audited financial statements for the Company for the fiscal years ended December 31, 2018 through December 31, 2022 per the Company’s Form 10-Ks filed with the Securities and Exchange Commission (“SEC”);

b.	Unaudited financial statements for the Company for the six-month periods ended June 30, 2023 and June 30, 2022, per the Company’s Form 10-Q filed with the SEC on August 9, 2023;

c.	Unaudited monthly summary income statement data from January 2019 through August 2023, including calculations of adjusted EBITDA by segment, provided by management of the Company;

d.	Unaudited monthly trial balance sheets from January 2021 through August 2023, provided by management of the Company;

e.	Management presentation prepared by the Company dated September 14, 2023;

f.

Financial projections for the Company for the fiscal years ending December 31, 2023 through December 31, 2028, prepared by management of the Company and provided to us and approved for our use by the Company (the “Company Projections”);

Lincoln International LLC 110 North Wacker Drive, 51st Floor Chicago, Illinois 60606	B-1	www.lincolninternational.com

g.

A letter addressed to us by management of the Company which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company, dated October 13, 2023;

h.	A draft of the Merger Agreement dated October 13, 2023; and

i.	Other internal documents relating to the history, past and current operations, financial conditions, and probable future outlook of the Company, provided to us by the management of the Company.

2)	Discussed the business, financial outlook and prospects of the Company, as well as the terms and circumstances surrounding the Transaction, with management of the Company;

3)

Reviewed certain financial, stock trading and other information for the Company, and compared that data and information with certain stock trading, financial and corresponding data and information for companies with publicly traded securities that we deemed relevant, none of which is directly comparable to the Company;

4)

Reviewed certain financial, stock trading and other information for the Company and the Transaction, and compared that data and information with certain financial, stock trading and corresponding data and information for companies that have been subject to change of control M&A transactions that we deemed relevant, none of which is directly comparable to the Company and the Transaction.

5)

Performed certain valuation and comparative financial analyses including a discounted cash flow analysis, an analysis of selected public companies and an analysis of change of control M&A transactions that we deemed relevant; and

6)	Considered such other information and financial, economic and market criteria and analyses that we deemed relevant.

Assumptions, Qualifications, and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Transaction, Lincoln has, with the Company’s consent:

1)

Relied upon and assumed the accuracy and completeness of all of the financial, accounting, legal, tax and other information we reviewed, and we have not assumed any responsibility for the independent verification of, nor independently verified, any of such information;

2)	Relied upon the assurances of the management of the Company that they are unaware of any facts or circumstances that would make such information materially incomplete or misleading;

3)

Assumed that the financial forecasts, including the Company Projections, provided to Lincoln by the Company were reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby, and Lincoln assumes no responsibility for and expresses no opinion on the assumptions, estimates, and judgments on which such forecasts, including the Company Projections were based;

4)	Assumed that the Transaction will be consummated in a timely manner that complies in all respects with all applicable federal and state statutes, rules and regulations;

5)

Assumed that in the course of obtaining any necessary regulatory and third-party consents, approvals and agreements for the Transaction, no modification, delay, limitation, restriction, or condition will be imposed that will have an adverse effect on the Company or the Transaction;

6)

Assumed that the Transaction will be consummated in accordance with the terms outlined by the Company and other documents made available to Lincoln, without waiver, modification or amendment of any term, condition or agreement therein that is material to Lincoln’s analysis;

7)

Assumed that there has been no material change in the assets, liabilities, business, condition (financial or otherwise), results of operations, or prospects of the Company since the date of the most recent financial statements made available to Lincoln, other than for any such changes that are reflected in the Company Projections;

8)	Assumed that the final terms of the Transaction will not vary materially from those set forth in the copies or drafts, as applicable, reviewed by Lincoln; and

9)	Assumed that the final versions of all documents conform in all material respects to the drafts reviewed by Lincoln.

Lincoln has prepared this Opinion as of the date hereof. This Opinion is necessarily based on financial, economic, market and other conditions as they exist on and the information made available to us as of the date hereof. Although subsequent developments may affect this Opinion, Lincoln does not have any obligation to update, revise or reaffirm this Opinion.

Lincoln did not evaluate the Company’s solvency and was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of the Company or any of its subsidiaries, nor was Lincoln furnished with any such evaluations or appraisals. Lincoln was not requested to, nor did Lincoln, participate in the negotiation or structuring of the Transaction. Lincoln was not requested to, nor did Lincoln, seek alternative candidates for the Transaction.

This Opinion (i) does not address the underlying business decision of the Board of Directors of the Company (the “Board”) or the Company to proceed with or effect the Transaction or the relative merits of the Transaction as compared to other transaction structures, transactions or business strategies that may be available to the Company or the effect of any other transaction in which the Company might engage, and does not address whether the Merger Consideration to be received is the best possibly attainable under the circumstances, (ii) does not constitute advice or a recommendation to the Board or any security holder as to how they should act or vote with respect to any matter relating to the Transaction, and (iii) only addresses the fairness from a financial point of view of the Merger Consideration to be received by the stockholders of the Company in the Transaction and does not address any other terms, aspects or implications of the Transaction, or any agreements, arrangements or understandings entered into in connection with the Transaction or otherwise. We express no opinion as to the fairness of any portion or aspect of the Transaction to (a) the holders of any class of securities, creditors or other constituencies of the Company, or any other party, except as expressly set forth below, or (b) any one class or group of the Company’s security holders, creditors or other constituencies vis-à -vis any other class or group of the Company’s security holders, creditors or other constituents (including, without limitation, the allocation of any Merger Consideration among or within such classes or groups of security holders, creditors or other constituents). The decision as to whether to proceed with the Transaction or any related transaction depends on an assessment of various factors, many of which are unrelated to the financial analyses on which this Opinion is based.

Lincoln expresses no opinion as to what the market price or value of the stock of the Company will be after the announcement of the Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. We also express no opinion about the amount or nature of any compensation or equity arrangement to be given to the Company’s officers, directors or employees, or any class of such persons, in connection with the Transaction relative to the Merger Consideration in the Transaction.

It is understood that this Opinion is for the use and benefit of the Board in connection with the Transaction. This Opinion may not be used for any other purpose and is not intended to confer any rights or remedies upon any other person. Except as contemplated by the Engagement Letter, dated as of September 27, 2023, among Lincoln and the Company, neither this Opinion nor any other advice or information provided by Lincoln, whether oral or written, may be disclosed, reproduced, disseminated, summarized, quoted from or referred to, in whole or in part, without our prior written consent. This Opinion does not create any fiduciary duty on the part of Lincoln to the Company, the Board, the stockholders of the Company or any other party.

Disclosure of Relationships

Lincoln will receive a customary fee from the Company for our services, a portion of which was payable upon our retention, and the balance of which became payable upon our having informed the Board that we were prepared to render this Opinion. No portion of our fee is contingent upon either the conclusion reached herein or the consummation of the Transaction. In addition, the Company has agreed to indemnify us and certain related parties against certain liabilities, and to reimburse us for certain expenses, arising in connection with or as a result of our engagement. With the exception of a prior financial advisory engagement for the Company in 2023 in connection with a proposed transaction that was terminated, and for which Lincoln received customary compensation and indemnification, during the two years preceding the date of this Opinion, we and our affiliates have not had other investment banking relationships with the Company, Amphenol or their respective affiliates for which we were paid for our services. We and our affiliates provide a range of investment banking and financial services and, in that regard, we and our affiliates may in the future provide, investment banking and other financial services to the Company, Amphenol and their respective affiliates, for which we and our affiliates would expect to receive compensation.

Conclusion

Based on and subject to the foregoing, and in reliance thereon, we are of the opinion that, as of the date hereof the Merger Consideration to be received by the stockholders of the Company in the Transaction is fair, from a financial point of view, to such stockholders (other than holders of Excluded Shares).

This Opinion has been authorized for issuance by the Fairness Opinion Committee of Lincoln.

Very truly yours,

LINCOLN INTERNATIONAL LLC

ANNEX C

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

§ 262. Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1.0 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17; 79 Del. Laws, c. 72, §§ 10, 11; 79 Del. Laws, c. 122, §§ 6, 7; 80 Del. Laws, c. 265, §§ 8-11; 81 Del. Laws, c. 354, §§ 9, 10, 17; 82 Del. Laws, c. 45, § 15; 82 Del. Laws, c. 256, § 15; 83 Del. Laws, c. 377, § 9; 84 Del. Laws, c. 98, § 9.

PCTEL, INC. 471 BRIGHTON DRIVE BLOOMINGDALE, IL 60108

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PCTEL, INC.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To adopt the Agreement and Plan of Merger, dated as of October 13, 2023, by and among the Company, Amphenol Corporation, and Hilltop Merger Sub, Inc.	☐	☐	☐

		For	Against	Abstain

2.	To approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger.	☐	☐	☐

		For	Against	Abstain

3.

To approve the adjournment of the Special Meeting from time to time, if deemed by the Board or any designee thereof necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the Special Meeting or any adjournment or postponement thereof to adopt Proposal 1.

		☐	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V17544-P93145

PCTEL, INC.

Special Meeting of Stockholders

[TBD] at [AM/PM] Central Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints David A. Neumann and Kevin J. McGowan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PCTEL, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at [AM/PM] Central Time on [TBD], via live audiocast at www.virtualshareholdermeeting.com/PCTI2023SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side